[Logo MFS INVESTMENT MANAGEMENT]

Annual Report
for Year Ended
March 31, 1997

MFS(R) Municipal Series Trust
For the States of: Alabama, Arkansas, California, Florida, Georgia, Maryland and Massachusetts

[GRAPHIC Money]

Learning financial basics the easy way (see page 55)

Table of Contents

Letter from the Chairman                  1
Portfolio Managers' Overview              2
Portfolio Managers' Profiles              2
Performance Summary                       3
Fund Facts                                4
Portfolio of Investments                 12
Financial Statements                     25
Notes to Financial Statements            48
Independent Auditors' Report             54
The ABCs of Investing                    55
The MFS Family of Funds(R)               56
Trustees and Officers                    57

Highlights

[bullet] The municipal bond market experienced significant volatility during the past 12 months, with yields on high-grade municipals ranging from a high of almost 6% in June to a low of 5.3% in November, before ending the year at 5.7%.

[bullet] The diminished concern about tax reform, as well as the improved fiscal positions of most state and local governments, contributed to the municipal bond market's strong relative performance.

[bullet] Demand for municipal securities by casualty insurance companies has been strong, a result of these companies' continued profitability and desire to reduce taxable income.

[bullet] The Funds are seeking to protect asset values when interest rates rise by increasing their cash positions. We are also selectively purchasing higher-yielding credits that, in the opinion of our research group, have proven to be the best investments in most markets.

Letter from the Chairman

[photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy is experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in the labor market, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with more strength occurring earlier in the year.

   In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, and the Federal Reserve Board has begun taking measured steps to control inflation by raising short-term interest rates. Should additional signs of more rapid economic growth and, particularly, of higher inflation appear, we would expect the Fed to continue its anti-inflationary stance. While inflationary forces largely remained in check in 1996, the continued strength in the labor market means that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,
/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

April 14, 1997

7
Portfolio Managers' Overview

Dear Shareholders:

The municipal bond market experienced significant volatility during the fiscal year ended March 31, 1997. High-grade municipal yields ranged from a high of almost 6% in June to a low of 5.3% in November, before ending the year at 5.7%. Municipals outperformed U.S. Treasuries during the period, as yields on 30-year Treasury bonds rose approximately 50 basis points (0.50%) to 7.1% (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity).

   The primary reason for the strong relative performance of municipals was the diminished concern about tax reform and its potential impact on the market. This caused the ratio of municipal to Treasury yields to drop from a fiscal-year high of approximately 85% last April to 82.5% by early May. This relationship, like absolute yields, ranged widely during the fiscal year. Generally, we witnessed strong demand for municipals and good relative performance when yields rose, and underperformance by municipals when yields declined. This trend was most visible during the fall of 1996, when the ratio reached almost 80% and Treasury yields were close to their fiscal-year high of 7.15%. The government market then rallied sharply, as a number of statistics indicated a slowing economy. Municipals lagged, and the yield ratio moved to over 84%, with yields on Treasuries dropping to 6.35%. The ratio ended the fiscal year at about 80%.

   During the year, demand for municipal securities by casualty insurance companies was strong owing to these companies' continued profitability and desire to reduce taxable income. Individual investors were also major buyers when yields increased. During this period, mutual funds had generally flat cash flows, as the equity market captivated the interest of most fund investors. The supply of new municipal issues was essentially unchanged over the period, while the redemption of older issues continued to run relatively high. These factors helped create favorable supply/demand conditions for municipals during the year.

   Credit quality in the municipal market has generally continued its improving trend, with most state and local budgets in very good shape. Health care providers and utilities have come under pressure in particular markets, while most corporate-backed industrial revenue bonds have done well. Unlike some previous years, there has been no major credit event to impact the market. This factor, combined with the increase in the issuance of insured bonds from 43% of the market in 1995 to 47% currently, has caused yield spreads for quality issues to continue narrowing, while lower-quality bonds have outperformed.

   Last year, our strategy was to remain fully invested and reduce interest rate exposure by hedging in the futures market. This was effective when the market sold off but, in many cases, the positive impact was more than offset when the market rallied. This year, we are seeking to protect asset values when rates rise by increasing our cash positions. Finally, we believe that bond insurers will continue to grow market share and that credit spreads will remain tight. In light of this expectation, we are selectively purchasing higher-yielding credits recommended by our research group.

Respectfully,
/s/ David R. King and David B. Smith
David R. King and David B. Smith
Portfolio Managers

Portfolio Managers' Profiles

David R. King has been a member of the MFS investment staff since 1985. A graduate of the University of New Hampshire and the Babson College Graduate School of Business Administration, he began his career at MFS as a member of the Fixed Income Department and was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Mr. King is a Chartered Financial Analyst (C.F.A.) and currently has portfolio management responsibilities for the Alabama, Arkansas, Florida, and Maryland state Funds.

David B. Smith has been a member of the MFS investment staff since 1988. A graduate of Union College and the Babson College Graduate School of Business Administration, he began his career at MFS as a Senior Treasury Analyst in the Corporate Treasury Department. He was named a Research Analyst in the Fixed Income Department in 1989, Investment Officer in 1990, Assistant Vice President - Investments in 1991 and Vice President - Investments in 1993. Mr. Smith is a C.F.A. and currently has portfolio management responsibilities for the California, Georgia, and Massachusetts state Funds.

Performance Summary

The performance of the individual state Funds listed below and on the following page includes the reinvestment of distributions but excludes the effects of any sales charges. Each Fund's results have been compared to the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of municipal bond investments rated "Baa" or higher. However, while this index is considered the benchmark for performance of municipal bonds, it is comprised of municipal bonds issued nationwide, while each of the Funds in the Trust is limited to investing in the bonds of a particular state. Because individual indices do not exist for all of the states, we have provided a discussion of each Fund's performance relative to the Lehman Index.

The portfolio of each Fund will tend to be structured with respect to maturity and coupon and sector distribution, reflecting our views on interest rates, credit quality, and financing trends. However, each Fund's performance will differ because of supply/demand and credit quality conditions, which vary from state to state.

Alabama

For the fiscal year ended March 31, 1997 the Fund provided a total return of 5.82% for Class A shares and 4.98% for Class B shares. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. The average Alabama fund returned 5.28%, according to Lipper Analytical Services, an independent firm that reports mutual fund performance, while the Lehman Index returned 5.45% over the same period. The Fund benefited from its holdings of higher-yielding bonds relative to its competitors.

Arkansas

For the fiscal year ended March 31, 1997 the Fund's Class A shares provided a total return of 4.87%, while Class B shares returned 4.05%. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. These figures compare to a 5.04% return for the average index for other states, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. Many higher-yielding bonds performed well, while some shorter-maturity, pre-refunded bonds underperformed.

California

The Fund's total returns for the fiscal year ended March 31, 1997 were 4.55% for Class A shares, 3.64% for Class B shares, and 3.51% for Class C shares. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. These figures compare to a 5.23% return for the average California fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. The Fund's high average credit quality and longer-maturity bonds were a disadvantage to its performance during the first three fiscal quarters because lower-quality and shorter-maturity bonds outperformed during this period. Our strategy of hedging the Fund's longer-maturity bonds augmented performance through September 1996, but the severe underperformance of the municipal market at the end of October caused this move to backfire. In November, we shifted gears by unwinding the Fund's hedges, and in December we shortened durations by moving our holdings into shorter-maturity bonds and increasing our cash position. We are also looking to augment the Fund's performance by increasing its holdings of lower-rated, investment-grade bonds at appropriate yield spreads. This strategy has allowed the Fund to outperform during the period's last fiscal quarter.

Florida

The Fund provided a total return of 3.43% for Class A shares and 2.56% for Class B shares for the fiscal year ended March 31, 1997. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. These figures compare to a 4.79% return for the average Florida fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. The underperformance was primarily attributable to the defensive posture taken during the fourth quarter, when interest rates declined dramatically.

Georgia

The Fund's total returns for the fiscal year ended March 31, 1997 were 4.47% for Class A shares and 3.63% for Class B shares. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. These figures compare to a 4.89% return for the average Georgia fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. We maintained the Fund's holdings of high-quality, longer-maturity bonds during the fiscal year, hedging its interest rate exposure during times of volatility. This strategy caused the Fund to underperform holdings of lower-quality, shorter-maturity bonds. In November, we shifted gears by unwinding the Fund's hedges, and in December we shortened duration by moving our holdings into shorter-maturity bonds. We are also looking to augment the Fund's performance by increasing its holdings of lower-rated, investment-grade bonds at appropriate yield spreads. This strategy has allowed the Fund to outperform during the period's last fiscal quarter.

Maryland

For the fiscal year ended March 31, 1997 the Fund's Class A shares provided a total return of 3.75%, and its Class B shares returned 3.03%. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. These figures compare to a 4.54% return for the average Maryland fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. The underperformance was primarily attributable to the defensive posture taken during the fourth quarter, when interest rates declined dramatically.

Massachusetts

The Fund's total returns for the fiscal year ended March 31, 1997 were 4.39% for Class A shares and 3.66% for Class B shares. These figures compare to a 5.12% return for the average Massachusetts fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. We maintained the Fund's holdings of high-quality, longer-maturity bonds during the fiscal year, hedging its interest rate exposure during times of volatility. This strategy caused the Fund to underperform holdings of lower-quality, shorter-maturity bonds. In November, we shifted gears by unwinding the Fund's hedges, and in December we reduced its holdings of short-dated pre-refunded bonds and increased its cash position. We are also looking to augment the Fund's performance by increasing its holdings of lower-rated, investment-grade bonds at appropriate yield spreads. This strategy has allowed the Fund to improve its relative performance during the period's last fiscal quarter.

Fund Facts

Strategy:                The investment objective of each Fund is to provide current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.

Commencement of investment operations:

Alabama                  Class A:   February 1, 1990        Georgia                  Class A:   June 6, 1988
                         Class B:   September 7, 1993                                Class B:   September 7, 1993

Arkansas                 Class A:   February 3, 1992        Maryland                 Class A:   October 31, 1984
                         Class B:   September 7, 1993                                Class B:   September 7, 1993

California               Class A:   June 18, 1985           Massachusetts            Class A:   April 9, 1985
                         Class B:   September 7, 1993                                Class B:   September 7, 1993
                         Class C:   January 3, 1994

Florida                  Class A:   February 3, 1992
                         Class B:   September 7, 1993

Net assets as of March 31, 1997

Alabama:                            $ 84.2 million
Arkansas:                           $151.8 million
California:                         $273.2 million
Florida:                            $ 95.0 million
Georgia:                            $ 69.8 million
Maryland:                           $143.8 million
Massachusetts:                      $250.1 million

Tax Form Summary

In January 1997, shareholders were mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996.

Federal Income Tax Information on Distributions

The MFS Alabama Municipal Bond Fund has designated $694,193 as a long-term capital gain.

Exempt-Interest Dividends

For federal income tax purposes, approximately 98.9% of the total dividends paid by each Fund from net investment income during the year ended March 31, 1997, is designated as an exempt-interest dividend.

The following information illustrates the growth of a hypothetical $10,000 investment for each Fund's Class A shares for the periods indicated in comparison to various market indicators. Fund results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index.

MFS(R) ALABAMA MUNICIPAL BOND FUND
Growth of a Hypothetical $10,000 Investment (For the period from February 1, 1990 through March 31, 1997)

[3 Line Graph]

                MFS Alabama                           Lehman Brothers
                Municipal Bond     Consumer Price     Municipal
                Fund - Class A     Index -- U.S.      Bond Index
2/1/90          9525               10000              10000
3/29/91         10289              10597              11023
3/31/93         12849              11272              13643
3/31/95         14080              11884              14996
3/31/97         15978              12564              17140

Average Annual Total Returns

                                                                             1 Year    3 Years    5 Years   Life of Fund++
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Alabama Municipal Bond Fund (Class A) including 4.75% sales charge        +0.83%    +4.78%     +6.05%        +6.76%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Alabama Municipal Bond Fund (Class A) at net asset value                  +5.82%    +6.49%     +7.08%        +7.48%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Alabama Municipal Bond Fund (Class B) with CDSC                           +0.99%    +4.72%     +6.15%        +7.04%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Alabama Municipal Bond Fund (Class B) at net asset value                  +4.98%    +5.62%     +6.46%        +7.04%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Average Alabama tax-exempt municipal bond fund**                              +5.28%    +6.05%     +7.08%        +7.06%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Lehman Brothers Municipal Bond Index***                                       +5.45%    +7.08%     +7.17%        +7.81%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Consumer Price Index*                                                         +2.91%    +2.83%     +2.82%        +3.24%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------

 ++For the period from the commencement of the Fund's investment operations, February 1, 1990, to March 31, 1997.

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).

 **Source: Lipper Analytical Services.

***Source: CDA/Wiesenberger.

Class B share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) ARKANSAS MUNICIPAL BOND FUND
Growth of a Hypothetical $10,000 Investment (For the period from March 1, 1992 through March 31, 1997)

[3 Line Graph]

                MFS Arkansas                          Lehman Brothers
                Municipal Bond     Consumer Price     Municipal
                Fund - Class A     Index -- U.S.      Bond Index
3/92            9525               10000              10000
3/93            10792              10398              11260
3095            11611              10963              12377
3/97            12956              11549              14142


Average Annual Total Returns

                                                                              1 Year    3 Years    5 Years   Life of Fund++
 ---------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Arkansas Municipal Bond Fund (Class A) including 4.75% sales charge        -0.15%    +3.96%     +5.30%        +5.11%
 ---------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Arkansas Municipal Bond Fund (Class A) at net asset value                  +4.78%    +5.65%     +6.33%        +6.10%
 ---------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Arkansas Municipal Bond Fund (Class B) with CDSC+++                        +0.06%    +3.79%     +5.30%        +5.27%
 ---------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Arkansas Municipal Bond Fund (Class B) at net asset value                  +4.05%    +4.71%     +5.63%        +5.42%
 ---------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Average other state tax-exempt municipal bond fund**                           +5.04%    +5.95%     +6.31%        +6.09%
 ---------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Lehman Brothers Municipal Bond Index***                                        +5.45%    +7.08%     +7.17%        +6.96%
 ---------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Consumer Price Index*                                                          +2.91%    +2.83%     +2.82%        +2.90%
 ---------------------------------------------------------------------------  -------- ---------  ---------  ----------------

 ++For the period from the commencement of the Fund's investment operations, February 3, 1992 to March 31, 1997.

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).

 **Source: Lipper Analytical Services.

***Source: CDA/Wiesenberger.

+++These returns reflect the current maximum Class B contingent deferred sales charge (CDSC) of 2%.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) CALIFORNIA MUNICIPAL BOND FUND
Growth of a Hypothetical $10,000 Investment (For the 5-year period ended March 31, 1997)

[3 Line Graph]

        MFS California                        Lehman Brothers
        Municipal Bond     Consumer Price     Municipal
        Fund - Class A     Index -- U.S.      Bond Index
3/92    9523               10000              10000
3/93    10852              10309              11252
3/94    10994              10567              11513
3/95    11527              10869              12369
3/96    12433              11165              13406
3/97    12999              11491              14137

Growth of a Hypothetical $10,000 Investment (For the 10-year period ended March 31, 1997)

[3 Line Graph]

           MFS California                        Lehman Brothers
           Municipal Bond     Consumer Price     Municipal
           Fund - Class A     Index -- U.S.      Bond Index
3/31/87    9532               10000              10000
3/31/89    10252              10904              10989
3/29/91    12150              12036              13270
3/31/93    15302              12803              16424
3/31/95    16253              13498              18053
3/31/97    18328              14272              20634

Average Annual Total Returns

                                                                                1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS California Municipal Bond Fund (Class A) including 4.75% sales charge        -0.49%    +4.06%     +5.39%     +6.24%
------------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS California Municipal Bond Fund (Class A) at net asset value                  +4.55%    +5.74%     +6.42%     +6.76%
------------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS California Municipal Bond Fund (Class B) with CDSC                           -0.32%    +3.84%     +5.37%     +6.39%
------------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS California Municipal Bond Fund (Class B) at net asset value                  +3.64%    +4.76%     +5.69%     +6.39%
------------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS California Municipal Bond Fund (Class C) with CDSC++                         +2.52%    +4.68%     +5.73%     +6.41%
------------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS California Municipal Bond Fund (Class C) at net asset value                  +3.51%    +4.68%     +5.73%     +6.41%
------------------------------------------------------------------------------  -------- ---------  --------- -----------
Average California tax-exempt municipal bond fund**                              +5.23%    +6.21%     +6.61%     +6.56%
------------------------------------------------------------------------------  -------- ---------  --------- -----------
Lehman Brothers Municipal Bond Index***                                          +5.45%    +7.08%     +7.17%     +7.51%
------------------------------------------------------------------------------  -------- ---------  --------- -----------
Consumer Price Index*                                                            +2.91%    +2.83%     +2.82%     +3.62%
------------------------------------------------------------------------------  -------- ---------  --------- -----------

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).

 **Source: Lipper Analytical Services.

***Source: CDA/Wiesenberger.

 ++Class C shares have no initial sales charge but will be subject to a 1%
   CDSC if redeemed within 12 months of purchase.

Class B and Class C share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. These results represent the percentage change in net asset value. Returns would have been lower had sales charges been reflected.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) FLORIDA MUNICIPAL BOND FUND
Growth of a Hypothetical $10,000 Investment (For the period from March 1, 1992 through March 31, 1997)

[3 Line Graph]

        MFS Florida                           Lehman Brothers
        Municipal Bond     Consumer Price     Municipal
        Fund - Class A     Index -- U.S.      Bond Index
3/92    9525               10000              10000
3/93    10855              10398              11260
3/95    11701              10963              12377
3/97    13087              11549              14142

Average Annual Total Returns

                                                                             1 Year    3 Years    5 Years   Life of Fund++
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Florida Municipal Bond Fund (Class A) including 4.75% sales charge        -1.49%    +4.06%     +5.55%        +5.29%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Florida Municipal Bond Fund (Class A) at net asset value                  +3.43%    +5.75%     +6.58%        +6.29%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Florida Municipal Bond Fund (Class B) with CDSC+++                        -1.37%    +3.90%     +5.53%        +5.43%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Florida Municipal Bond Fund (Class B) at net asset value                  +2.56%    +4.81%     +5.85%        +5.59%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Average Florida tax-exempt municipal bond fund**                              +4.79%    +6.35%     +6.79%        +6.09%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Lehman Brothers Municipal Bond Index***                                       +5.45%    +7.08%     +7.17%        +6.96%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Consumer Price Index*                                                         +2.91%    +2.83%     +2.82%        +2.90%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------

 ++For the period from the commencement of the Fund's investment operations, February 3, 1992, to March 31, 1997.

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).

 **Source: Lipper Analytical Services.

***Source: CDA/Wiesenberger.

+++These returns reflect the current maximum Class B contingent deferred sales charge (CDSC) of 2%.

Class B share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) GEORGIA MUNICIPAL BOND FUND
Growth of a Hypothetical $10,000 Investment (For the period from July 1, 1988 through March 31, 1997)

[3 Line Graph]
        MFS Georgia                           Lehman Brothers
        Municipal Bond     Consumer Price     Municipal
        Fund - Class A     Index -- U.S.      Bond Index
7/88    9525               10000              10000
3/90    10838              10953              11798
3/92    12888              11855              14173
3/95    15580              12885              17530
3/97    17348              13565              19748

Average Annual Total Returns

                                                                             1 Year    3 Years    5 Years   Life of Fund++
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Georgia Municipal Bond Fund (Class A) including 4.75% sales charge        -0.47%    +3.83%     +5.08%        +6.43%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Georgia Municipal Bond Fund (Class A) at net asset value                  +4.47%    +5.53%     +6.10%        +7.02%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Georgia Municipal Bond Fund (Class B) with CDSC                           -0.33%    +3.75%     +5.16%        +6.67%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
MFS Georgia Municipal Bond Fund (Class B) at net asset value                  +3.63%    +4.68%     +5.48%        +6.67%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Average Georgia tax-exempt municipal bond fund**                              +4.89%    +6.16%     +6.38%        +6.62%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Lehman Brothers Municipal Bond Index***                                       +5.45%    +7.08%     +7.17%        +8.20%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------
Consumer Price Index*                                                         +2.91%    +2.83%     +2.82%        +3.57%
 --------------------------------------------------------------------------  -------- ---------  ---------  ----------------

 ++For the period from the commencement of the Fund's investment operations, June 6, 1988, to March 31, 1997.

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).

 **Source: Lipper Analytical Services.

***Source: CDA/Wiesenberger.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) MARYLAND MUNICIPAL BOND FUND
Growth of a Hypothetical $10,000 Investment (For the 5-year period ended March 31, 1997)

[3 Line Graph]

           MFS Maryland                          Lehman Brothers
           Municipal Bond     Consumer Price     Municipal
           Fund - Class A     Index -- U.S.      Bond Index
3/31/92    9528               10000              10000
3/31/93    10537              10309              11252
3/31/94    10576              10567              11513
3/31/95    11264              10869              12369
3/29/96    11960              11165              13406
3/31/97    12408              11491              14137

Growth of a Hypothetical $10,000 Investment (For the 10-year period ended March 31, 1997)

[3 Line Graph]

           MFS Maryland                          Lehman Brothers
           Municipal Bond     Consumer Price     Municipal
           Fund - Class A     Index -- U.S.      Bond Index
3/31/87    9528               10000              10000
3/31/89    10369              10904              13270
3/29/91    12218              12036              13270
3/31/93    14667              12803              16424
3/31/95    15680              13498              18063
3/31/97    17271              14272              20634

Average Annual Total Returns

                                                                              1 Year    3 Years    5 Years    10 Years
 ---------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS Maryland Municipal Bond Fund (Class A) including 4.75% sales charge        -1.17%    +3.78%     +4.40%     +5.61%
 ---------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS Maryland Municipal Bond Fund (Class A) at net asset value                  +3.75%    +5.47%     +5.42%     +6.13%
 ---------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS Maryland Municipal Bond Fund (Class B) with CDSC                           -0.92%    +3.80%     +4.54%     +5.85%
 ---------------------------------------------------------------------------  -------- ---------  --------- -----------
MFS Maryland Municipal Bond Fund (Class B) at net asset value                  +3.03%    +4.72%     +4.87%     +5.85%
 ---------------------------------------------------------------------------  -------- ---------  --------- -----------
Average Maryland tax-exempt municipal bond fund**                              +4.54%    +5.98%     +6.45%     +6.27%
 ---------------------------------------------------------------------------  -------- ---------  --------- -----------
Lehman Brothers Municipal Bond Index***                                        +5.45%    +7.08%     +7.17%     +7.51%
 ---------------------------------------------------------------------------  -------- ---------  --------- -----------
Consumer Price Index*                                                          +2.91%    +2.83%     +2.82%     +3.62%
 ---------------------------------------------------------------------------  -------- ---------  --------- -----------

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).

 **Source: Lipper Analytical Services.

***Source: CDA/Wiesenberger.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
Growth of a Hypothetical $10,000 Investment (For the 5-year period ended March 31, 1997)

[3 Line Graph]

           MFS Massachusetts                     Lehman Brothers
           Municipal Bond     Consumer Price     Municipal
           Fund - Class A     Index -- U.S.      Bond Index
3/31/92    9522               10000              10000
3/31/93    10702              10309              11252
3/31/94    10875              10869              12369
3/31/95    11515              10869              12369
3/29/96    12315              11165              13406
3/31/97    12856              11491              14137

Growth of a Hypothetical $10,000 Investment (For the 10-year period ended March 31, 1997)

[3 Line Graph]

           MFS Massachusetts                     Lehman Brothers
           Municipal Bond     Consumer Price     Municipal
           Fund - Class A     Index -- U.S.      Bond Index
3/31/87    9523               10000              10000
3/31/89    10243              10904              10989
3/29/91    11984              12036              13270
3/31/93    14824              12803              16424
3/31/95    15950              13498              18053
3/31/97    17808              14272              20634

Average Annual Total Returns

                                                                                   1 Year    3 Years    5 Years    10 Years
---------------------------------------------------------------------------------  --------  --------- --------- -----------
MFS Massachusetts Municipal Bond Fund (Class A) including 4.75% sales charge        -0.58%    +4.05%     +5.16%     +5.94%
---------------------------------------------------------------------------------  --------  --------- --------- -----------
MFS Massachusetts Municipal Bond Fund (Class A) at net asset value                  +4.39%    +5.74%     +6.19%     +6.46%
---------------------------------------------------------------------------------  --------  --------- --------- -----------
MFS Massachusetts Municipal Bond Fund (Class B) with CDSC                           -0.30%    +4.10%     +5.35%     +6.20%
---------------------------------------------------------------------------------  --------  --------- --------- -----------
MFS Massachusetts Municipal Bond Fund (Class B) at net asset value                  +3.66%    +5.02%     +5.67%     +6.20%
---------------------------------------------------------------------------------  --------  --------- --------- -----------
Average Massachusetts tax-exempt municipal bond fund**                              +5.12%    +6.21%     +6.73%     +6.60%
---------------------------------------------------------------------------------  --------  --------- --------- -----------
Lehman Brothers Municipal Bond Index***                                             +5.45%    +7.08%     +7.17%     +7.51%
---------------------------------------------------------------------------------  --------  --------- --------- -----------
Consumer Price Index*                                                               +2.91%    +2.83%     +2.82%     +3.62%
---------------------------------------------------------------------------------  --------  --------- --------- -----------

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).

 **Source: Lipper Analytical Services.

***Source: CDA/Wiesenberger.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Portfolio of Investments - March 31, 1997
MFS ALABAMA MUNICIPAL BOND FUND

Municipal Bonds - 96.8%

-------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                           (000 Omitted)         Value
-------------------------------------------------------------------------------
General Obligation - 11.2%
  Birmingham, AL, 8s, 2015                            $1,150        $ 1,188,537
  Hoover, AL, AMBAC, 5s, 2020                          1,120            999,118
  Huntsville, AL, 5.5s, 2020                           1,500          1,415,985
  Shelby County, AL, 7.4s, 2007                        1,000          1,095,510
  Shelby County, AL, 7.7s, 2017                          800            875,376
  Shelby County, AL, MBIA, 0s, 2011                    3,000          1,244,280
  State of Alabama, 0s, 2004                           2,500          1,700,350
  State of Alabama, 0s, 2006                           1,165            683,249
  State of Alabama, 7.1s, 2010###                        250            270,290
                                                                    -----------
                                                                    $ 9,472,695
-------------------------------------------------------------------------------
State and Local Appropriation - 4.4%
  Alabama Building Renovation Finance Authority
   Rev. (Fitch Light), 7.45s, 2011                    $1,500        $ 1,640,175
  Montgomery County, AL, Department of Human
   Resources Rev., 7s, 2007                            1,000          1,083,100
  Puerto Rico Public Buildings Authority,
   Education & Health, 5.6s, 2008                        500            508,940
  Puerto Rico Public Buildings Authority,
   Education & Health, 5.5s, 2021                        500            473,705
                                                                    -----------
                                                                    $ 3,705,920
-------------------------------------------------------------------------------
Refunded and Special Obligations - 14.1%
  Alabama Mental Health Finance Authority,
   7.375s, 1999                                       $  250        $   268,235
  Alexander City, AL, 0s, 2001                         1,000            333,390
  Alexander City, AL, 0s, 2001                         1,000            310,030
  Alexander City, AL, 0s, 2001                         1,250            360,375
  Baldwin County, AL, Eastern Shore Health Care
   Authority (Thomas), 8.5s, 2001                      1,000          1,146,430
  Birmingham, AL, 7.4s, 1999                           1,000          1,072,430
  Birmingham, AL, Historical Preservation
   Authority Rev. (Kelly Ingram/Civil Rights),
   7.2s, 2001                                          1,000          1,098,030
  Birmingham, AL, Public Parks & Recreation
   Board Rev. (Legion Park), 7.25s, 1999                 400            430,952
  Birmingham, AL, Waterworks & Sewer Board Rev.,
   7.2s, 2000                                            500            540,180
  Gadsden East, AL, Medical Clinic Board Rev.
   (Baptist Hospital), 7.8s, 2001                      2,000          2,273,380
  Hoover, AL, Board of Education, AMBAC, 6.625s,
   2001                                                1,000          1,080,440
  Morgan County-Decatur, AL, Hospital Board
   Rev., 7.875s, 1999                                    750            809,872
  Puerto Rico Highway & Transportation
   Authority, 6.5s, 2002                               1,000          1,093,000
  University of Alabama, University Housing
   Rev., MBIA, 7.1s, 2001                              1,000          1,102,950
                                                                    -----------
                                                                    $11,919,694
-------------------------------------------------------------------------------
Airport and Port Revenue - 5.6%
  Alabama Docks Department, Docks Facilities
   Rev., BIGI, 7.6s, 2012                             $1,600        $ 1,692,944
  Birmingham, AL, Airport Rev., AMBAC, 5.25s,
   2020                                                1,000            913,460
  Mobile, AL, Airport Authority Rev., 7.375s,
   2012                                                1,000          1,055,490
  Mobile, AL, Airport Authority Rev., 8.875s,
   2015                                                1,000          1,082,180
                                                                    -----------
                                                                    $ 4,744,074
-------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.4%
  DeKalb & Cherokee County, AL, Gas Rev., AMBAC,
   5.4s, 2016                                         $2,000        $ 1,899,620
  Puerto Rico Telephone Authority Rev., AMBAC,
   5.43s, 2004++++                                     1,000            965,840
                                                                    -----------
                                                                    $ 2,865,460
-------------------------------------------------------------------------------
Health Care Revenue - 6.9%
  Baldwin County, AL, Eastern Shore Health Care
   (Thomas Hospital), 6.75s, 2015                     $1,000        $ 1,025,610
  Birmingham, AL, Special Care Facilities
   (Daughters of Charity-St. Vincents), 5.25s,
   2015                                                1,000            926,810
  Cullman, AL, Medical Park South Clinic, "A",
   6.5s, 2023                                          1,000            998,610
  Montgomery, AL, Medical Clinic Board Rev.
   (Jackson Hospital & Clinic), 7s, 2015                 695            748,119
  Montgomery, AL, Medical Clinic Board Rev.
   (Jackson Hospital & Clinic), 7s, 2015               2,030          2,105,394
                                                                    -----------
                                                                    $ 5,804,543
-------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.8%
  Butler, AL, Industrial Development Board,
   Solid Waste Rev. (James River Corp.), 8s,
   2028                                               $1,000        $ 1,117,060
  Camden, AL, Industrial Development Board
   Pollution Control Rev.
   (Macmillian Bloedel), 7.75s, 2009                     500            534,355
  Courtland, AL, Industrial Development Board
   Solid Waste Disposal Rev. (Champion
   International Corp.), 5.9s, 2017                    1,000            961,220
  Courtland, AL, Industrial Development Board
   Solid Waste Disposal Rev. (Champion
   International Corp.), 7.75s, 2020                   1,485          1,574,516
  Mobile, AL, Industrial Development Board, Dock
   & Wharf Rev. (Ideal Basic Industries Inc.),
   6.75s, 2004                                           270            270,931
  Mobile, AL, Industrial Development Board, Dock
   & Wharf Rev. (Ideal Basic Industries Inc.),
   6.875s, 2009                                        1,075          1,079,139
  Piedmont, AL, Industrial Development Board
   Rev. (Springs Industries Project),
   8.25s, 2010                                         1,000          1,080,230
  Tarrant City, AL, Industrial Development Board
   Rev. (Vulcan Materials Co.), 7.5s, 2011             1,500          1,626,165
                                                                    -----------
                                                                    $ 8,243,616
-------------------------------------------------------------------------------
Insured Health Care Revenue - 6.6%
  Alabama Special Care Facilities Financing
   Authority (Daughters of Charity), AMBAC, 5s,
   2025                                               $1,500        $ 1,307,085
  Huntsville, AL, Health Care Facilities Rev.,
   MBIA, 6.375s, 2022                                    850            884,425
  Lauderdale County & Florence, AL (Eliza Coffee
   Memorial Hospital), MBIA, 5.75s, 2014               1,000            985,740
  Montgomery, AL, Medical Clinic Board Rev.
   (Jackson Hospital & Clinic), AMBAC, 5.875s,
   2016                                                1,000          1,000,680
  University of Alabama, Hospital Rev.
   (Birmingham), MBIA, 5s, 2014                        1,500          1,365,765
                                                                    -----------
                                                                    $ 5,543,695
-------------------------------------------------------------------------------

12-AL

-------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.2%
  Alabama Housing Finance Authority,
   Multi-Family Residential Development Rev.
   (St. Jude), FHA, 7.25s, 2023                       $1,405        $ 1,482,626
  Puerto Rico Housing Finance Corp.,
   Multi-Family Mortgage Rev., 7.5s, 2015                355            371,160
                                                                    -----------
                                                                    $ 1,853,786
-------------------------------------------------------------------------------
Single Family Housing Revenue - 5.4%
  Alabama Housing Finance Authority, Single
   Collateral Home Mortgage Program, 5.7s, 2015       $1,700        $ 1,676,608
  Alabama Housing Finance Authority, Single
   Family Mortgage Rev., 6.55s, 2014                     985          1,026,025
  Alabama Housing Finance Authority, Single
   Family Mortgage Rev., GNMA, 7.4s, 2022                705            716,569
  Alabama Housing Finance Authority, Single
   Family Mortgage Rev., GNMA, 7.5s, 2022                470            486,220
  Alabama Housing Finance Authority, Single
   Family Mortgage Rev., GNMA, 7.6s, 2022                150            158,412
  Alabama Housing Finance Authority, Single
   Family Mortgage Rev., GNMA, 7.75s, 2022               390            403,662
  Alabama Housing Finance Authority, Single
   Family Mortgage Rev., GNMA, 7.9s, 2022                 40             41,402
                                                                    -----------
                                                                    $ 4,508,898
-------------------------------------------------------------------------------
Universities - 6.8%
  Alabama Agriculture & Mechanics University,
   MBIA, 5.75s, 2013###                               $  500        $   499,345
  Alabama Agriculture & Mechanics University,
   MBIA, 5.5s, 2020                                    2,545          2,434,776
  Alabama Board of Education Rev. (Shelton State
   Community College), MBIA, 6s, 2014                  1,000          1,025,670
  Homewood, AL, Educational Building Authority,
   Educational Facilities Rev. (Samford
   University), 6.5s, 2016                             1,000          1,038,420
  University of Southern Alabama, Tuition Rev.,
   AMBAC, 5s, 2015                                       775            703,134
                                                                    -----------
                                                                    $ 5,701,345
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 17.5%
  Alabama Water Pollution Control Authority,
   7.75s, 2012                                        $  920        $   968,125
  Alabama Water Pollution Control Authority,
   Revolving Fund Loan, AMBAC, 5.5s, 2020              1,500          1,431,585
  Arab, AL, Waterworks Board, Water Rev., MBIA,
   7.05s, 2016                                         1,000          1,083,100
  Bessemer, AL, Water Rev., AMBAC, 5.75s, 2026         1,000            983,340
  Birmingham, AL, Waterworks & Sewer Board Rev.,
   5.375s, 2020                                        2,000          1,843,080
  Fairview, AL, Water Rev. (East Cullman),
   AMBAC, 8s, 2020                                     1,000          1,067,240
  Jefferson County, AL, Sewer Rev., FGIC,
   5.375s, 2027                                        2,190          2,029,473
  Limestone County, AL, Water Authority Rev.,
   FGIC, 7.7s, 2019                                      900            947,133
  Limestone County, AL, Water Authority Rev.,
   FGIC, 5.5s, 2026                                    2,650          2,516,573
  Madison, AL, Water & Waste Board, MBIA, 5.5s,
   2019                                                1,000            955,030
  Orange Beach, AL, Water & Sewer Rev., AMBAC,
   5.4s, 2020                                          1,000            942,040
                                                                    -----------
                                                                    $14,766,719
-------------------------------------------------------------------------------
Miscellaneous Revenue - 2.9%
  Birmingham, AL, Downtown Redevelopment
   Authority, Social Security Administration
   Building Rev., 0s, 2010                            $2,435        $ 2,406,243
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $77,526,506)                $81,536,688
-------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.9%
  Lincoln County, WY, Pollution Control Rev.,
   (Exxon), due 11/01/14                              $  300        $   300,000
  Unita County, WY, Pollution Control Rev.
   (Chevron), due 8/15/20                              1,300          1,300,000
-------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                $ 1,600,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $79,126,506)                    $83,136,688

Other Assets, Less Liabilities - 1.3%                                 1,072,500
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $84,209,188
-------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


Portfolio of Investments - March 31, 1997
MFS ARKANSAS MUNICIPAL BOND FUND

Municipal Bonds - 98.2%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                            (000 Omitted)        Value
-------------------------------------------------------------------------------
General Obligation - 2.9%
  Arkansas College Savings, "A", 0s, 2009             $1,146         $  593,788
  Arkansas College Savings, "A", 0s, 2015              2,575            914,872
  Arkansas College Savings, "B", 0s, 2012              1,200            517,152
  Arkansas College Savings, "B", 0s, 2013              1,000            404,500
  Arkansas College Savings, "B", 0s, 2014              1,150            436,172
  Arkansas College Savings, "B", 0s, 2015              1,600            568,464
  Mississippi County, AR, Community College
   District, AMBAC, 6s, 2018                           1,000          1,027,060
                                                                     ----------
                                                                     $4,462,008
-------------------------------------------------------------------------------
State and Local Appropriation - 4.4%
  Arkansas Development Finance Authority,
   Correctional Facilities Rev., MBIA, 7.125s,
   2010                                               $2,000         $2,181,360
  Arkansas Development Finance Authority, Local
   Government Rev., 7.1s, 2008                         2,440          2,621,268
  Puerto Rico Public Buildings Authority, Public
   Education & Health Rev., 6.45s, 2016++++ ss         2,000          1,874,880
                                                                     ----------
                                                                     $6,677,508
-------------------------------------------------------------------------------
Refunded and Special Obligations - 15.8%
  Arkansas Development Finance Authority, Water
   & Sewer Rev., MBIA, 7s, 2001                       $2,900         $3,169,642
  Arkansas Development Finance Authority, Water
   & Sewer Rev., MBIA, 6.4s, 2002                      2,000          2,157,400
  Arkansas Housing Development Agency, Single
   Family Mortgage Rev., ETM, 8.375s, 2010               800            944,096
  Arkansas Housing Development Agency, Single
   Family Mortgage Rev., ETM, 8.375s, 2011             1,000          1,234,850
  Arkansas Waste Disposal & Pollution Control
   Rev., 6.25s, 2002                                   4,000          4,260,000
  Arkansas Water Resources Development
   Authority, 6.375s, 2002###                          1,000          1,046,990
  Beaver, AR, Water District, Benton &
   Washington Counties, Water Rev., 6.625s,
   1999                                                  500            534,435
  Beaver, AR, Water District, Benton &
   Washington Counties, Water Rev., 6.75s, 1999        1,750          1,875,860
  Harrison, AR, Residential Housing Facilities
   Board, Single Family Mortgage Rev., FGIC,
   ETM, 7.4s, 2011                                     4,000          4,614,040
  Sherwood, AR, Residential Housing Facilities
   Board, Single Family Mortgage Rev., MBIA,
   7.5s, 2010                                          1,250          1,458,262

                                                                          13-AR

-------------------------------------------------------------------------------
Refunded and Special Obligations - continued
  University of Arkansas, University Rev., 7.2s,
   2000                                              $ 2,500        $ 2,747,250
                                                                    -----------
                                                                    $24,042,825
-------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 15.9%
  Jefferson County, AR, Pollution Control Rev.
   (Arkansas Power & Light Co.), 6.3s, 2018          $ 1,050        $ 1,068,480
  North Little Rock, AR, Electric Rev., MBIA,
   6.5s, 2010                                          2,000          2,229,700
  North Little Rock, AR, Electric Rev., MBIA,
   6.5s, 2010                                          1,000          1,079,160
  North Little Rock, AR, Electric Rev., MBIA,
   6.5s, 2015                                          6,000          6,589,500
  Pope County, AR, Solid Waste Disposal Rev.
   (Arkansas Power & Light Co.), 8s, 2020              1,780          1,954,369
  Pope County, AR, Solid Waste Disposal Rev.
   (Arkansas Power & Light Co.), FSA, 8s, 2021         3,000          3,309,990
  Puerto Rico Electric Power Authority Rev.,
   5.25s, 2021                                         3,000          2,703,330
  Puerto Rico Telephone Authority Rev., AMBAC,
   5.43s, 2004++++                                     4,000          3,863,360
  West Memphis, AR, Public Utility Systems Rev.,
   MBIA, 6.6s, 2009                                    1,250          1,362,625
                                                                    -----------
                                                                    $24,160,514
-------------------------------------------------------------------------------
Health Care Revenue - 6.1%
  Baxter County, AR, Hospital Rev.,
   7.5s, 2021                                        $ 3,145        $ 3,354,111
  Little Rock, AR, Health Facilities Board
   (Baptist Medical Center), 6.9s, 2009                1,400          1,531,250
  Little Rock, AR, Health Facilities Board
   (Baptist Medical Center), 7s, 2017                  3,250          3,437,395
  Pulaski County, AR, Hospital Rev. (Children's
   Hospital), 6.15s, 2017                              1,000          1,005,520
                                                                    -----------
                                                                    $ 9,328,276
-------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 7.0%
  Blytheville, AR, Solid Waste Recycling &
   Sewerage Treatment Rev. (Nucor Corp.), 6.9s,
   2021                                              $ 2,000        $ 2,105,840
  Blytheville, AR, Solid Waste Recycling &
   Sewerage Treatment Rev. (Nucor Corp.),
   6.375s, 2023                                        3,565          3,650,810
  Camden, AR, Environmental Improvement Rev.
   (International Paper), 7.625s, 2018                 1,000          1,112,530
  Jonesboro, AR, Industrial Development Rev.
   (Anheuser-Busch Co.), 6.5s, 2012                    3,500          3,757,285
                                                                    -----------
                                                                    $10,626,465
-------------------------------------------------------------------------------
Insured Health Care Revenue - 8.4%
  Arkansas Development Finance Authority, Health
   Facilities Rev. (Sisters of Mercy), MBIA,
   5s, 2013                                          $ 6,340        $ 5,860,569
  Arkansas Development Finance Authority, Health
   Facilities Rev. (Sisters of Mercy), MBIA,
   5s, 2019                                            5,500          4,922,500
  North Little Rock, AR, Health Facilities Rev.
   (Baptist), MBIA, 5.5s, 2021                         1,000            959,560
  Pulaski County, AR, Health Facilities Board
   Rev. (Sisters of Charity), MBIA, 6s, 2012           1,000          1,028,710
                                                                    -----------
                                                                    $12,771,339
-------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.3%
  West Memphis, AR, Public Facilities Board
   Mortgage Rev., AMBAC, 0s, 2011                    $ 1,090        $   454,683
-------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.7%
  Little Rock, AR, Hotel & Restaurant Gross
   Receipts Tax Rev., 7.375s, 2015                   $ 4,790        $ 5,562,388
-------------------------------------------------------------------------------
Single Family Housing Revenue - 17.6%
  Arkansas Development Finance Authority, Single
   Family Mortgage Rev., 0s, 2011                    $ 5,000        $ 1,785,050
  Arkansas Development Finance Authority, Single
   Family Mortgage Rev., GNMA, 7.4s, 2023              1,310          1,364,142
  Arkansas Development Finance Authority, Single
   Family Mortgage Rev., GNMA, 7.45s, 2027             1,710          1,838,780
  Arkansas Development Finance Authority, Single
   Family Mortgage Rev., GNMA, 6.1s, 2030              1,000            981,980
  Arkansas Development Finance Authority, Single
   Family Mortgage Rev., GNMA, FNMA, 6.7s, 2027        2,870          2,941,607
  Arkansas Housing Development Agency,
   Residential Mortgage Rev., 0s, 2015                21,425          3,090,128
  Jefferson County, AR, Health Care &
   Residential Facilities Board, 7.25s, 2011             985          1,020,844
  Lonoke County, AR, Residential Housing
   Facilities Board, 7.375s, 2011                        262            273,098
  Lonoke County, AR, Residential Housing
   Facilities Board, 7.9s, 2011                          945          1,022,779
  Mississippi County, AR, Public Facilities
   Board, Mortgage Rev., 7.2s, 2010                    1,265          1,382,101
  North Little Rock, AR, Residential Housing
   Facilities Board, 0s, 2010                         21,925          8,995,827
  Pulaski County, AR, Public Facilities Board
   Rev., 0s, 2014                                      2,750            888,085
  Saline County, AR, Residential Housing
   Facilities Board, 7.875s, 2011                      1,030          1,092,624
                                                                    -----------
                                                                    $26,677,045
-------------------------------------------------------------------------------
Student Loan Revenue - 2.7%
  Arkansas Student Loan Authority Rev., 7.15s,
   2002                                              $   835        $   878,295
  Arkansas Student Loan Authority Rev., 6.75s,
   2006                                                1,190          1,221,820
  Arkansas Student Loan Authority Rev., 6.25s,
   2010                                                2,000          2,000,120
                                                                    -----------
                                                                    $ 4,100,235
-------------------------------------------------------------------------------
Universities - 0.7%
  Conway, AR, Public Facilities Rev., (Hendrix
   College), 5.85s, 2016                             $ 1,000        $   995,190
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.0%
  Arkansas Development Finance Authority, Water
   & Sewer Rev., MBIA, 5s, 2012                      $ 1,000        $   949,650
  Arkansas Development Finance Authority, Water
   & Sewer Rev., MBIA, 5s, 2015                        2,000          1,853,040
  Arkansas Water Resources Development
   Authority, 6.375s, 2021                             1,000          1,044,660
  Beaver, AR, Water District, Benton &
   Washington Counties, Water & Sewer Rev.,
   MBIA, 5.85s, 2008                                   2,000          2,068,100
  Fort Smith, AR, Water & Sewer Rev., MBIA, 6s,
   2012                                                2,250          2,341,777
  Russellville, AR, Water Systems Rev., AMBAC,
   6.25s, 2012                                         1,365          1,428,950
  South Sebastian County, AR, Water Users Assn.,
   5.95s, 2013                                         2,425          2,419,932

14-AR

-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
  South Sebastian County, AR, Water Users Assn.,
   6.15s, 2023                                        $1,000       $  1,007,070
  Texarkana, AR, Public Facilities Board,
   Waterworks Facilities Rev.,
   MBIA, 7s, 2007                                      2,000          2,058,640
                                                                    -----------
                                                                   $ 15,171,819
-------------------------------------------------------------------------------
Miscellaneous Revenue - 2.7%
  Arkansas Development Finance Authority,
   Wastewater & Sewer Rev., 5.85s, 2019               $3,130       $  3,114,068
  Little Rock, Wastewater & Sewer Rev., 5.8s,
   2016                                                1,000          1,000,640
                                                                   ------------
                                                                   $  4,114,708
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $144,066,525)              $149,145,003
-------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.9%
-------------------------------------------------------------------------------
  Unita County, WY, Pollution Control Rev.
   (Chevron), due 8/15/20, at Identified Cost         $1,300       $  1,300,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $145,366,525)                  $150,445,003

Other Assets, Less Liabilities - 0.9%                              $  1,365,753
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $151,810,756
-------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


Portfolio of Investments - March 31, 1997
MFS CALIFORNIA MUNICIPAL BOND FUND
Municipal Bonds - 93.9%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                            (000 Omitted)        Value
-------------------------------------------------------------------------------
General Obligations - 7.3%
  Palos Verdes, CA, Library District, 6.7s, 2016      $1,250        $ 1,313,063
  State of California, 10s, 2007                       1,055          1,465,300
  State of California, 6.5s, 2010                      1,235          1,359,043
  State of California, 5.25s, 2017                     2,500          2,333,225
  State of California, AMBAC, 7.2s, 2008               1,600          1,863,408
  State of California, AMBAC, 6.3s, 2010               6,000          6,532,680
  State of California, AMBAC, 7s, 2010                 2,000          2,311,800
  State of California, FGIC, 5.25s, 2014               1,000            949,140
  Walnut Valley, CA, AMBAC, 6s, 2011                   1,600          1,676,448
                                                                    -----------
                                                                    $19,804,107
-------------------------------------------------------------------------------
State and Local Appropriation - 13.4%
  Banning, CA, Certificates of Participation,
   Water System Improvement, AMBAC, 8s, 2019          $1,000        $ 1,275,840
  California Public Works Board, Lease Rev.,
   5.375s, 2013                                        2,000          1,913,800
  California Public Works Board, Lease Rev.
   (Department of Corrections), 7.4s, 2010             5,000          5,844,600
  Fortuna, Parlier & Susanville, CA,
   Certificates of Participation, "B", 7.375s,
   2017                                                  930            970,976
  Grossmont, CA, Union High School District,
   Certificates of Participation, MBIA, 0s,
   2006                                                6,000          3,586,740
  Los Angeles, CA, Building Authority, MBIA,
   5.625s, 2011                                        3,375          3,428,122
  Los Angeles, CA, Convention & Exhibition
   Center Authority, Certificates of
   Participation, AMBAC, 0s, 2005                      2,400          1,558,968
  Pasadena, CA, Certificates of Participation
   (Pasadena Parking Facilities), 6.25s, 2018         $3,460        $ 3,565,461
  Pomona, CA, Public Financing, 6.25s, 2010            4,020          4,099,556
  Riverside County, CA, Asset Leasing Corp.,
   "A", 6.25s, 2019                                    1,210          1,211,561
  San Bernardino County, California Certificates
   (Medical Center Financing), 5.5s, 2024              3,400          3,092,096
  San Joaquin County, CA, Certificates of
   Participation (General Hospital), 6.625s,
   2020                                                2,000          2,064,460
  Tulare County, CA, Certificates of
   Participation (Capital Improvements
   Program), MBIA, 6s, 2016                            1,000          1,010,600
  Visalia, CA, Utility Systems Department,
   Certificates of Participation, MBIA, 0s,
   2005                                                4,655          2,953,225
                                                                    -----------
                                                                    $36,576,005
-------------------------------------------------------------------------------
Refunded and Special Obligations - 14.0%
  Apple Valley, CA, Hospital Rev. (St. Mary's
   Hospital), Certificates of Participation,
   6.75s, 2001                                        $4,880        $ 5,364,438
  California Educational Facilities Authority
   Rev. (St. Mary's College), 7.5s, 2000               1,000          1,112,090
  California Health Facilities Financing
   Authority (Aids Hospice Foundation), CHFC,
   7.15s, 2000                                         2,960          3,206,065
  California Health Facilities Financing
   Authority (St. Joseph Hospital), 6.75s, 2001        2,710          2,967,965
  California Health Facilities Financing
   Authority (Valley Memorial Hospital), 7.9s,
   1997                                                  500            511,535
  California Statewide Community Development
   Authority Rev., Certificates of
   Participation (United Western Medical
   Center), CHFC, 6.75s, 2001                          3,000          3,305,460
  Corona, CA, Certificates of Participation
   (Corona Community Hospital), 8s, 2005                 585            697,209
  Hemet Valley, CA, Hospital District (Moreno
   Valley Regional Medical Center), 8.25s, 1998        4,380          4,682,264
  Los Angeles, CA, Convention & Exhibition
   Center Authority, Certificates of
   Participation, 9s, 2005                             1,900          2,424,115
  Los Angeles County, CA, Redevelopment Agency
   Rev., Tax Allocation, ETM, MBIA, 0s, 2013           3,380          1,246,577
  Mojave, CA, Water Agency Rev. (Morongo Basin),
   6.6s, 2002                                          1,400          1,545,362
  Northern California Power Agency, Public Power
   Rev. (Hydro-Electric), 8s, 1998                       290            303,989
  Pomona, CA, Public Financing Authority Rev.,
   "J", 7.875s, 2000                                   3,155          3,541,046
  Pomona, CA, Single Family Mortgage Rev., FNMA,
   GNMA, 7.375s, 2010                                  2,000          2,307,100
  Pomona, CA, Single Family Mortgage Rev., GNMA,
   7.5s, 2000                                          2,000          2,422,280
  Southern California Public Power Transmission
   Rev., Zero Coupon Prerefunded Series A, 2005        3,795          2,479,425
                                                                    -----------
                                                                    $38,116,920
-------------------------------------------------------------------------------

                                                                          15-CA

-------------------------------------------------------------------------------
Airport and Port Revenue - 11.8%
  California Maritime Infrastructure, San
   Diegouni Port District, AMBAC, 5.375s, 2012        $3,250        $ 3,121,463
  Long Beach, CA, Harbor Department Rev., MBIA,
   5.375s, 2020                                        5,000          4,593,650
  Los Angeles, CA, Department Airports Rev.,
   Ontario International Airport, FGIC, 6s,
   2017                                                6,600          6,616,038
  Los Angeles, CA, Harbor Department Revenue,
   5.375s, 2015                                        5,000          4,667,500
  Los Angeles, CA, Harbor Department Rev.,
   6.625s, 2025                                        2,000          2,092,220
  Port Oakland, CA, Port Rev., MBIA, 5.5s, 2011        6,000          5,874,420
  Port Oakland, CA, Port Rev., MBIA, 6.5s, 2016        1,000          1,047,360
  San Francisco, CA, City & County Airports
   Commission, International Airport Rev.,
   FGIC, 6.5s, 2019                                    4,000          4,204,600
                                                                    -----------
                                                                    $32,217,251
-------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 5.6%
  California Pollution Control Financing
   Authority Rev., 6.625s, 2009                       $1,000        $ 1,057,190
  Los Angeles, CA, Department of Water & Power,
   Electric Plant Rev., 7.25s, 2030                    1,000          1,095,660
  Los Angeles, CA, Department of Water & Power,
   Electric Plant Rev., 7.1s, 2031                     1,050          1,148,175
  M-S-R Public Power Agency (San Juan), MBIA,
   6.75s, 2020                                         3,000          3,353,040
  Redding California Joint Powers Financing
   Authority, MBIA, 5.25s, 2015                        1,000            937,410
  Southern California Public Power Authority
   (Southern Transmission Project), 0s, 2005           4,205          2,646,753
  Southern California Public Power Authority,
   Transmission Project Rev., RIBS, 7.812s,
   2012++++                                            5,000          5,133,500
                                                                    -----------
                                                                    $15,371,728
-------------------------------------------------------------------------------
Health Care Revenue - 3.1%
  California Health Facilities Financing
   Authority (Downey Community Hospital),
   5.625s, 2008                                       $3,000        $ 2,942,460
  California Health Facilities Financing
   Authority (Kaiser Permanente), 7s, 2018             1,000          1,061,850
  California Statewide Community Development
   Authority (St. Joseph's), 6.625s, 2021              4,205          4,427,192
                                                                    -----------
                                                                    $ 8,431,502
-------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.4%
  California Pollution Control Financing
   Authority (Frito-Lay, Inc.), 6.375s, 2004          $1,025        $ 1,090,323
-------------------------------------------------------------------------------
Insured Health Care Revenue - 5.6%
  California Health Facilities Financing
   Authority (American Baptist Homes West),
   CHFC, 7.65s, 2014                                  $4,420        $ 4,611,121
  California Health Facilities Financing
   Authority (Sutter Health), MBIA, 7s, 2009           1,000          1,052,980
  California Health Facilities Financing
   Authority (Unihealth America), AMBAC,
   7.625s, 2015                                           45             47,549
  California Statewide Community Development
   Authority, Certificates of Participation,
   CHFC, 0s, 2007                                      6,645          3,482,844
  California Statewide Community Development
   Authority, Certificates of Participation,
   CHFC, 0s, 2008                                     $6,345        $ 3,090,015
  Desert Hospital District, CA, Hospital Rev.
   (Desert Hospital Corp.), Certificates of
   Participation, FSA, MVRIC, 9.104s, 2020++++         3,000          3,127,110
                                                                    -----------
                                                                    $15,411,619
-------------------------------------------------------------------------------
Multi-Family Housing Revenue - 6.4%
  California Housing Finance Agency (Multi-Unit
   Rental Housing),
   6.7s, 2015                                         $2,750        $ 2,857,250
  Palmdale, CA, Multi-Family Housing Rev., FNMA,
   7.375s, 2024                                        1,000          1,061,030
  Thousand Oaks, CA, Redevelopment Agency
   (Shadow Hills Project), 7s, 2021                    8,900          9,185,156
  Yolo County, CA, Housing Authority Mortgage
   Rev. (Walnut Park Apartments), FHA, 7.2s,
   2033                                                4,150          4,375,511
                                                                    -----------
                                                                    $17,478,947
-------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.8%
  Los Angeles County CA, Metropolitan
   Transportation Authority Rev., Refunding
   General Union Station "A", FSA, 5.25s, 2013        $5,245        $ 5,016,790
-------------------------------------------------------------------------------
Single Family Housing Revenue - 2.7%
  California Housing Finance Agency, 7.75s, 2010      $  905        $   953,978
  California Housing Finance Agency, "A", 6s,
   2020                                                2,500          2,471,800
  California Housing Finance Agency, MBIA, 6s,
   2010                                                1,400          1,402,772
  California Housing Finance Agency, MBIA, 6s,
   2016                                                2,000          1,990,260
  Riverside, CA, Single Family Mortgage Rev.,
   0s, 2014                                              625             94,804
  San Bernardino County, CA, Single Family
   Mortgage Rev., GNMA, 7.65s, 2023                      225            233,806
  Santa Ana, CA, Home Mortgage Rev., "A", FGIC,
   8.875s, 2017                                            5              5,115
  Southern California Home Finance Authority,
   Single Family Mortgage Rev., GNMA, 7.625s,
   2023                                                  225            236,131
                                                                    -----------
                                                                    $ 7,388,666
-------------------------------------------------------------------------------
Special Assessment District - 3.3%
  Anaheim, CA, Public Finance Authority Rev.
   (Redevelopment Project Alpha), MBIA, 0s,
   2005                                               $3,210        $ 2,045,123
  Brea, CA, Public Finance Authority Rev., MBIA,
   0s, 2005                                            2,235          1,454,717
  Brea, CA, Public Finance Authority Rev., MBIA,
   0s, 2006                                            3,415          2,101,693
  Concord, CA, Redevelopment Agency, Tax
   Allocation, BIGI, 8s, 2018                             40             42,378
  Santa Cruz County, CA, Redevelopment Agency,
   Subordinated Linve Oak/Soquel Community,
   5.6s, 2017                                          1,455          1,363,961
  Walnut Valley, CA, Public Finance Authority
   (Walnut Improvement), MBIA, 0s, 2007                1,150            658,904
  Walnut Valley, CA, Public Finance Authority
   (Walnut Improvement), MBIA, 0s, 2008                1,125            604,294
  Walnut Valley, CA, Public Finance Authority
   (Walnut Improvement), MBIA, 0s, 2009                1,175            590,555
                                                                    -----------
                                                                    $ 8,861,625
-------------------------------------------------------------------------------

16-CA

-------------------------------------------------------------------------------
Turnpike Revenue - 2.0%
  Foothill/Eastern Transportation Corridor
   Agency, CA, 0s, 2011                              $ 5,000       $  3,234,700
  Foothill/Eastern Transportation Corridor
   Agency, CA, 0s, 2020                               10,000          2,291,100
                                                                   ------------
                                                                   $  5,525,800
-------------------------------------------------------------------------------
Universities - 2.6%
  California Education Facilities Authority Rev.
   (College & University), 6s, 2012                  $ 1,400       $  1,371,566
  California State University Housing System
   Rev., 6.75s, 2010                                   1,705          1,821,435
  California State University Housing System
   Rev., 6.75s, 2011                                   3,570          3,813,795
                                                                   ------------
                                                                   $  7,006,796
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 9.6%
  California Department of Water Resources,
   Central Valley Project Rev., 7s, 2012             $ 1,495       $  1,697,363
  Fairfield-Suisun, CA, Sewer District Rev.,
   MBIA, 0s, 2006                                      2,080          1,291,098
  Metropolitan Water District, Linked Savers,
   RIBS, 5.75s, 2018                                  10,000          9,854,500
  Metropolitan Water District, South California,
   5.75s, 2009                                         3,000          3,152,370
  Metropolitan Water District, Waterworks Rev.,
   5s, 2020                                            9,000          7,846,020
  Pittsburg, CA, Public Financing Authority,
   5.125s, 2015                                        2,700          2,507,733
                                                                   ------------
                                                                   $ 26,349,084
-------------------------------------------------------------------------------
Miscellaneous Revenue - 4.3%
  California Public Capital Improvements
   Financing Authority Rev., BIGI, 8.1s, 2018        $ 1,855       $  1,938,419
  Los Angeles County, CA, Public Works Rev.,
   MBIA, "A", 5.25s, 2014                              6,860          6,476,801
  Los Angeles County, CA, Public Works Rev.,
   MBIA, "A", 5.25s, 2016                              1,230          1,150,198
  South Coast Air Quality Management District,
   AMBAC, 0s, 2005                                     3,480          2,255,840
                                                                   ------------
                                                                   $ 11,821,258
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $245,674,326)              $256,468,421
-------------------------------------------------------------------------------
Rights - 0.1%
                                                      Shares
-------------------------------------------------------------------------------
  State of New Jersey, "D", due 2003,
   (Identified Cost, $255,000)                         2,000       $    291,000
-------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.7%
                                                 Principal Amount
                                                  (000 Omitted)
-------------------------------------------------------------------------------
  California Health Facilities Financing
   Authority Rev. (St. Joseph
   Health Systems), "A", due 7/01/13                 $ 2,835       $  2,835,000
  California Pollution Control Financing
   Authority Rev. (Shell Oil Corp.), due
   10/01/11                                            1,250          1,250,000
  California Statewide Community Development
   Authority (Sutter Health Obligation Group),
   due 7/01/15                                         2,800          2,800,000
  Orange County, CA, Sanitation District, due
   8/01/16                                               600            600,000
-------------------------------------------------------------------------------
  Total Floating Rate Demand Notes, at Identified Cost             $  7,485,000
-------------------------------------------------------------------------------
  Total Investments (Identified Cost, $253,414,326)                $264,244,421
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 3.3%                              $  8,917,253
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $273,161,674
-------------------------------------------------------------------------------
  See portfolio footnotes and notes to financial statements


Portfolio of Investments - March 31, 1997
MFS FLORIDA MUNICIPAL BOND FUND
Municipal Bonds - 95.8%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                            (000 Omitted)        Value
-------------------------------------------------------------------------------
General Obligations - 11.2%
  Broward County, FL, Expressway Authority,
   9.875s, 2009                                       $1,100        $ 1,557,314
  Florida Board of Education, Capital Outlay,
   9.125s, 2014                                        2,600          3,574,038
  Marion County, FL, Public Improvement Rev.,
   FSA, 5.3s, 2014                                     1,250          1,195,588
  Palm Beach County, FL, 6.5s, 2010                    2,000          2,183,140
  State of Florida, Jacksonville Transportation,
   6.4s, 2022                                          2,000          2,118,061
                                                                    -----------
                                                                    $10,628,141
-------------------------------------------------------------------------------
State and Local Appropriation - 4.4%
  Bay County, FL, School Board, Certificates of
   Participation, AMBAC, 6.75s, 2012                  $1,000        $ 1,107,600
  Palm Beach County, FL, School Board
   Certificates of Participation, AMBAC,
   5.375s, 2015                                        1,000            955,270
  Palm Beach County, FL, School Board,
   Certificates of Participation, AMBAC,
   6.375s, 2015                                        2,000          2,100,920
                                                                    -----------
                                                                    $ 4,163,790
-------------------------------------------------------------------------------
Refunded and Special Obligations - 11.2%
  Altamonte Springs FL, Health Facilities
   Hospital Rev., ETM, "1", 5.7s, 2012                $1,175        $ 1,197,818
  Brevard County, FL, Health Facilities
   Authority Rev. (Wuesthoff Memorial), "B",
   MBIA, 7.2s, 2002                                    1,000          1,122,190
  Broward County, FL, School District, 7.125s,
   1999                                                  250            266,765
  Charlotte County, FL Utility Rev., FGIC,
   6.875s, 2003                                          500            563,750
  Florida Board of Education, Capital Outlay,
   7.25s, 2000                                           510            557,654
  Florida Board of Education, Capital Outlay,
   ETM, 9.125s, 2014                                     400            553,640
  Florida Turnpike Authority Rev. (Fitch Light),
   AMBAC, 7.125s, 2001                                 1,250          1,384,275
  Gainesville, FL, Utility Systems Rev., AMBAC,
   7.25s, 1998                                           500            531,790
  Hillsborough County, FL, Capital Improvement
   Rev. (County Center Project), 6.75s, 2002           1,500          1,647,900
  Orange County, FL, Tourist Development Tax
   Rev., AMBAC, 7.25s, 2000                              500            550,340
  Puerto Rico Electric Power Authority Rev., 7s,
   2001                                                  240            265,620
  Puerto Rico Highway & Transportation
   Authority, Highway Rev., 6.625s, 2002               1,000          1,098,750
  Puerto Rico Highway & Transportation
   Authority, Highway Rev., 6.625s, 2002                 100            109,875
  Puerto Rico Public Buildings Authority Rev.,
   6.875s, 2002                                          740            821,578
                                                                    -----------
                                                                    $10,671,945
-------------------------------------------------------------------------------

                                                                          17-FL

-------------------------------------------------------------------------------
Airport and Port Revenue - 5.8%
  Dade County, FL, Aviation Authority Rev.
   (Miami International), MBIA, 6.6s, 2022            $  500        $   530,895
  Municipal Bonds - continuedHillsborough
   County, FL, Aviation Authority Rev. (Delta
   Airlines), 6.8s, 2024                               1,500          1,533,150
  Hillsborough County, FL, Aviation Authority
   Rev. (Tampa International Airport), FGIC,
   5.875s, 2015                                          750            750,915
  Hillsborough County, FL, Aviation Authority
   Rev. (USAir), 8.6s, 2022                            2,400          2,650,032
                                                                   ------------
                                                                    $ 5,464,992
-------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 24.7%
  Escambia County, FL, Utility Systems Rev.,
   FGIC, 0s, 2015                                     $2,000        $   711,460
  Escambia County, FL, Utility Systems Rev.,
   FGIC, 6.25s, 2015                                   1,500          1,606,605
  Hillsborough County, FL, Industrial
   Development Authority, Pollution Control
   Rev. (Tampa Electric Co.), 8s, 2022                 3,000          3,445,440
  Jacksonville, FL, Electric Authority Rev.
   (St. Johns River Power), 0s, 2010                   4,995          2,324,223
  Lakeland, FL, Electricity & Water Rev.,
   Capital Appreciation, 0s, 2011                      5,000          2,161,450
  Lakeland, FL, Electricity & Water Rev.,
   Capital Appreciation, 0s, 2012                      3,000          1,211,130
  Martin County, FL, Industrial Development
   Authority (Indiantown Cogeneration
   Project), 7.875s, 2025                              3,625          4,116,659
  Orlando, FL, Utility Commission, Water &
   Electric Rev., 6.75s, 2017                          1,500          1,697,025
  Palm Beach County, FL, Solid Waste Development
   (Osceola Power Project), 6.85s, 2014                2,000          1,547,720
  Puerto Rico Electric Power Authority Rev.,
   FSA, 6s, 2016                                       2,000          2,041,380
  Puerto Rico Electric Power Authority Rev.,
   MBIA, 6.125s, 2008                                  2,400          2,593,752
                                                                    -----------
                                                                    $23,456,844
-------------------------------------------------------------------------------
Health Care Revenue - 8.3%
  Brevard County, FL, Health Facilities
   Authority Rev. (Friendly Village), 9.25s,
   2012                                               $  375        $   387,368
  Escambia County, FL, Health Facilities Rev.
   (Baptist Hospital), 6s, 2014                        2,500          2,432,975
  Escambia County, FL, Health Facilities Rev.
   (Baptist Hospital & Baptist Manor), 6.75s,
   2014                                                1,000          1,034,720
  Jacksonville, FL, Health Facilities Authority,
   Industrial Development Rev. (Cypress
   Village), 7s, 2014                                  1,250          1,299,250
  Jacksonville, FL, Health Facilities Authority,
   Industrial Development Rev. (National
   Benevolent), 6.4s, 2016                             1,825          1,821,423
  Orange County, FL, Industrial Development
   Authority Rev. (Friendly Village), 9.25s,
   2012                                                  335            345,971
  St. Petersburg, FL, Health Facilities Rev.
   (Swanholm Nursing), 10s, 2022                         490            553,337
                                                                    -----------
                                                                    $ 7,875,044
-------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.2%
  Escambia County, FL, Pollution Control
   Rev. (Champion  International Corp.),
   6.95s, 2007                                        $1,000        $ 1,069,570
  Escambia County, FL, Pollution Control Rev.
   (Champion International Corp.), 6.85s, 2012         1,000          1,061,680
                                                                    -----------
                                                                    $ 2,131,250
-------------------------------------------------------------------------------
Insured Health Care Revenue - 12.0%
  Brevard County, FL, Health Facilities
   Authority Rev. (Wuesthoff Memorial), MBIA,
   6.5s, 2007                                         $1,000        $ 1,078,700
  Brevard County, FL, Health Facilities
   Authority Rev. (Wuesthoff Memorial), MBIA,
   5s, 2013                                            1,000            927,640
  Charlotte County, FL, Health Care Facilities
   Rev. (Bon Secours), FSA, 8.167s, 2027++++           2,500          2,484,525
  Hillsborough County, FL, Industrial
   Development Rev. (University Community
   Hospital), MBIA, 6.5s, 2019                         1,000          1,089,800
  Jacksonville, FL, Hospital Rev. (Baptist
   Medical Center), MBIA, 7.3s, 2019                   1,900          2,019,605
  Jacksonville, FL, Hospital Rev. (University
   Medical Center), Connie Lee, 6.6s, 2013               500            528,490
  North Broward, FL, Hospital District Rev.,
   Refunding & Improvement, MBIA, 5.375s, 2024         1,165          1,078,673
  Tallahassee, FL, Health Facilities Authority
   Rev. (Tallahassee Memorial Regional Medical
   Center), MBIA, 6.625s, 2013                         1,000          1,096,670
  Tampa, FL, Allegheny Health System
   (St. Joseph), MBIA, 6.5s, 2023                      1,000          1,081,600
                                                                    -----------
                                                                    $11,385,703
-------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.4%
  Dade County, FL, Special Obligation, Capital
   Appreciation Board, AMBAC, 0s, 2027                $5,500        $   805,200
  Jacksonville, FL, Excise Taxes Rev., FGIC, 0s,
   2010                                                1,000            461,040
  Jacksonville, FL, Excise Taxes Rev., FGIC, 0s,
   2011                                                1,000            431,680
  Puerto Rico Highway & Transportation Authority
   Rev., MBIA, 5.5s, 2008                              1,000            976,840
  Puerto Rico Highway & Transportation Authority
   Rev., MBIA, 5.5s, 2015                              1,500          1,487,745
                                                                    -----------
                                                                    $ 4,162,505
-------------------------------------------------------------------------------
Single Family Housing Revenue - 0.9%
  Dade County, FL, Housing Finance Authority,
   Mortgage Rev., FNMA, GNMA, 7s, 2024                $   75        $    77,888
  Dade County, FL, Housing Finance Authority,
   Mortgage Rev., FSA, 6.95s, 2012                       765            805,622
                                                                    -----------
                                                                    $   883,510
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.0%
  Lee County, FL, Industrial Development
   Authority Rev. (Bonita Springs Utilities
   Project), MBIA, 6.05s, 2015                        $1,000        $ 1,017,000
  Miramar, FL, Wastewater Improvement Rev.,
   FGIC, 6.75s, 2016                                   1,500          1,627,830
  Seminole, FL, Water & Sewer Improvement Rev.,
   MBIA, 6s, 2019                                      3,000          3,101,880
                                                                    -----------
                                                                    $ 5,746,710
-------------------------------------------------------------------------------

18-FL

-------------------------------------------------------------------------------
Miscellanous Revenue - 4.7%
  Dade County, FL, Solid Waste Special
   Obligation, Rev., AMBAC, 5.125s, 2010              $1,250        $ 1,198,013
  Florida Department Environmental Preservation
   Rev., MBIA, 5.5s, 2012                              2,295          2,292,590
  Palm Beach County, FL, Solid Waste Authority
   Rev., "B", AMBAC,
   5.375s, 2011                                        1,000            971,490
                                                                    -----------
                                                                    $ 4,462,093
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $87,398,925)                $91,032,527
-------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.9%
-------------------------------------------------------------------------------
  Hillsborough County, FL, Pollution Control
    Rev. (Tampa Electric Co.), due 5/15/18            $2,600        $ 2,600,000
  St. Lucie County, FL, Pollution Control Rev.
    (Power & Light Co.), due 3/01/27                     200            200,000
-------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                $ 2,800,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost,
$90,198,925)                                                        $93,832,527

Other Assets, Less Liabilities - 1.3%                                 1,210,054
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $95,042,581
-------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


Portfolio of Investments - March 31, 1997
MFS GEORGIA MUNICIPAL BOND FUND
Municipal Bonds - 94.9%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                            (000 Omitted)        Value
-------------------------------------------------------------------------------
General Obligation - 9.0%
  Fayette County, GA, School District, 6.125s,
   2015                                               $1,500         $1,557,210
  Fulton County, GA, School District, 6.375s,
   2010                                                2,000          2,178,060
  Fulton County, GA, School District, 6.375s,
   2012                                                1,000          1,087,400
  Fulton County, GA, School District, 6.375s,
   2016                                                1,000          1,076,540
  Territory of Virgin Islands, 7.75s, 2006               390            419,472
                                                                    -----------
                                                                     $6,318,682
-------------------------------------------------------------------------------
State and Local Appropriation - 2.0%
  Fulton County, GA, Building Authority Rev.
   (Judicial Center), 0s, 2011                        $3,000         $1,367,100
-------------------------------------------------------------------------------
Refunded and Special Obligations - 10.9%
  Columbia County, GA, Water and Sewer Rev.,
   AMBAC, 6.9s, 2011                                  $1,000        $1,097,470
  DeKalb County, GA, 7.5s, 2000                          780            850,746
  Hogansville, GA, Combined Public Utility
   Systems Rev., 9s, 2000                              2,200          2,536,666
  Marietta, GA, Development Authority Rev. (Life
   College, Inc.), CAPGTY, 7.2s, 1999                  1,000          1,086,530
  Marietta, GA, Development Authority Rev. (Life
   College, Inc.), CAPGTY, 7.25s, 1999                 1,000          1,087,770
  Richmond County, GA, Development Authority
   Rev., ETM, MBIA, 0s, 2021                           5,000            934,000
                                                                    -----------
                                                                     $7,593,182
-------------------------------------------------------------------------------
Airport and Port Revenue - 12.5%
  Atlanta, GA, Airport Facilities Rev., 6.25s,
   2021                                               $  500         $  502,905
  Atlanta, GA, Airport Facilities Rev., AMBAC,
   0s, 2010                                            6,000          2,799,600
  Atlanta, GA, Airport Facilities Rev., MBIA,
   0s, 2010                                           $5,100         $2,379,660
  Atlanta, GA, Special Purpose Facilities Rev.
   (Delta Airlines), 7.9s, 2018                        1,000          1,071,480
  Clayton County, GA, Development Authority,
   Special Facilities Rev. (Delta Airlines),
   7.625s, 2020                                          500            526,630
  Puerto Rico Ports Authority (American
   Airlines), 6.25s, 2026                              1,425          1,430,386
                                                                    -----------
                                                                     $8,710,661
-------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 13.1%
  Appling County, GA, Development Authority
   Pollution (Ogelthorpe Power Corp.), MBIA,
   7.15s, 2021                                        $1,400         $1,539,818
  Burke County, GA, Development Authority,
   Pollution Control Rev. (Georgia Power
   Vogel), 8.375s, 2017                                1,000          1,028,130
  Georgia Municipal Electric Authority, Power
   Rev., AMBAC, 5.5s, 2009                             1,225          1,238,157
  Georgia Municipal Electric Authority, Power
   Rev., AMBAC, 0s, 2013                               1,675            674,623
  Georgia Municipal Electric Authority, Power
   Rev., BIGI, 0s, 2008                                2,500          1,389,550
  Georgia Municipal Electric Authority, Power
   Rev., BIGI, 0s, 2009                                1,500            780,450
  Georgia Municipal Electric Authority, Power
   Rev., MBIA, 6.5s, 2020                              1,250          1,374,862
  Monroe County, GA, Development Authority,
   Pollution Control Rev. (Oglethorpe Power),
   6.8s, 2012                                          1,000          1,111,410
                                                                   ------------
                                                                     $9,137,000
-------------------------------------------------------------------------------
Health Care Revenue - 4.1%
  Richmond County, GA, Development Authority,
   Nursing Home Refunding (Beverly
   Enterprises), 8.75s, 2011                          $1,190         $1,288,877
  Royston, GA, Hospital Authority Rev. (Cobb
   Health), 7.375s, 2014                               1,565          1,620,479
                                                                    -----------
                                                                     $2,909,356
-------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 17.8%
  Adel County, GA, Industrial Development
   Authority, Pollution Control Rev.
   (Weyerhaeuser Co.), AMBAC, 9s, 2006                $1,000         $1,018,140
  Cartersville, GA, Development Authority Rev.,
   Water & Wastewater Facilities,
   (Anheuser-Busch Cos., Inc.), 7.4s, 2010               500            592,475
  Cartersville, GA, Development Authority Rev.,
   Water & Wastewater Facilities
   (Anheuser-Busch Cos., Inc.), 6.75s, 2012            1,000          1,064,140
  Effingham County, GA, Development Authority,
   Pollution Control Rev. (Fort Howard Corp.),
   7.9s, 2005                                          1,750          1,835,802
  Emanuel County, GA, Development Authority
   (Figgie Properties), 7.95s, 2004                      475            473,409
  Richmond County, GA, Development Authority
   (International Paper Company), 5.8s, 2020           2,500          2,379,175
  Savannah, GA, Economic Development Authority,
   Industrial Development Rev. (Hershey Foods
   Corp.), 6.6s, 2012                                  1,150          1,220,564
  Savannah, GA, Economic Development Authority,
   Industrial Development Rev. (Stone Container
   Corp.), 7.4s, 2026                                    750            770,280

                                                                          19-GA

-------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
  Savannah, GA, Economic Development Authority,
   Industrial Development Rev. (Union Camp
   Corp.), 6.15s, 2017                                $1,000        $ 1,032,440
  Savannah, GA, Port Authority, Pollution
   Control Rev. (Union Carbide Corp.), 7.55s,
   2004                                                1,000          1,002,210
  Wayne County, GA, Solid Waste Rev.
   (ITT-Rayonier, Inc.), 8s, 2015                      1,000          1,086,570
                                                                    -----------
                                                                    $12,475,205
-------------------------------------------------------------------------------
Insured Health Care Revenue - 2.1%
  Albany-Dougherty County Georgia Hospital
   Authority Rev. (Phoebe Putney Memorial
   Hospital, Inc.) CARS, AMBAC, 7.47s, 2013++++       $1,550        $ 1,474,717
-------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.8%
  Cobb County, GA, Housing Authority Rev.
   (Signature Place Project), 6.875s, 2017            $1,500        $ 1,540,830
  Hinesville, GA, Leased Housing Corp. Rev.
   (Baytree Apartments), FHA, 6.7s, 2017                 900            935,316
  St. Mary's, GA (Cumberland Oaks Apartments),
   FNMA, 7.375s, 2022                                  1,470          1,543,559
                                                                    -----------
                                                                    $ 4,019,705
-------------------------------------------------------------------------------
Single Family Housing Revenue - 2.8%
  DeKalb County, GA, Housing Authority, Single
   Family Mortgage Rev., GNMA, 7.75s, 2022            $  495        $   520,873
  Georgia Housing & Finance Authority, 0s, 2031        7,775            636,928
  Georgia Residential Finance Authority Rev.,
   8s, 2020                                              360            377,903
  Georgia Residential Finance Authority Rev.,
   7.25s, 2021                                           365            386,225
                                                                    -----------
                                                                    $ 1,921,929
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.5%
  Barnesville, GA, Water and Sewer Rev., 6.9s,
   2022                                               $1,715        $ 1,782,074
  Brunswick, GA, Water and Sewer Rev., MBIA,
   6.1s, 2014                                          1,000          1,047,200
  Cartersville, GA, Water and Sewer Rev., AMBAC,
   7.2s, 2012                                          2,225          2,385,133
  Fulton County, GA, Water and Sewer Rev., FGIC,
   6.375s, 2014                                        3,250          3,516,955
                                                                    -----------
                                                                    $ 8,731,362
-------------------------------------------------------------------------------
Miscellaneous Revenue - 2.3%
  George L. Smith II/Georgia World Congress
   Center Authority (Domed Stadium Project),
   7.875s, 2020                                       $1,475        $ 1,608,783
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $62,373,938)                $66,267,682
-------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.2%
-------------------------------------------------------------------------------
  Burke County, Development Authority, Pollution
   Control Rev., due 9/01/26                          $  700        $   700,000
  Georgia Hospital Financing Authority Rev.
   (Hospital Loan Program), due 3/01/01                  858            858,000
-------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                $ 1,558,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $63,931,938)                    $67,825,682
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 2.9%                               $ 2,011,942
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $69,837,624
-------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


Portfolio of Investments - March 31, 1997
MFS MARYLAND MUNICIPAL BOND FUND

Municipal Bonds - 95.5%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                            (000 Omitted)        Value
-------------------------------------------------------------------------------
General Obligation - 12.6%
  Anne Arundel County, MD, 4.9s, 2011                 $1,005        $   940,841
  Baltimore, MD, Consolidated Public
   Improvement, 7.15s, 2009                            2,120          2,447,243
  Baltimore, MD, Consolidated Public
   Improvement, FGIC, 5.3s, 2009                         700            690,032
  Baltimore, MD, Consolidated Public
   Improvement, FGIC, 5.3s, 2010                         815            795,245
  Baltimore, MD, Consolidated Public
   Improvement, FGIC, 5.375s, 2011                       900            879,516
  Baltimore, MD, Consolidated Public
   Improvement, FGIC, 5.375s, 2013                       770            746,299
  Baltimore, MD, Consolidated Public
   Improvement, MBIA, 7s, 2009                         1,000          1,148,730
  Howard County, MD, Metropolitan District, 0s,
   2008                                                1,975          1,076,493
  Montgomery County, MD, Public Improvement, 0s,
   2009                                                4,000          2,058,320
  Prince George's County, MD, 0s, 2007                 5,110          2,977,750
  Prince George's County, MD, Public
   Improvement, AMBAC, 5.5s, 2013                      1,000            993,260
  State of Maryland, 9s, 1999                            350            387,356
  Washington, MD, Suburban Sanitation District,
   6.1s, 2015                                          1,070          1,115,422
  Washington, MD, Suburban Sanitation District,
   5.25s, 2016                                           865            817,736
  Washington, MD, Suburban Sanitation District,
   5.625s, 2020                                        1,000            975,260
                                                                    -----------
                                                                    $18,049,503
-------------------------------------------------------------------------------
State and Local Appropriation - 14.7%
  Calvert County, MD, Community Lease Rev.,
   7.2s, 2010                                         $  750        $   809,670
  Howard County, MD, Certificates of
   Participation, 8.15s, 2021                            450            579,672
  Howard County, MD, Certificates of
   Participation, "A", 8s, 2019                          805          1,016,095
  Howard County, MD, Certificates of
   Participation, "B", 8s, 2019                          385            485,959
  Howard County, MD, Certificates of
   Participation, "C", 8s, 2019                          680            858,316
  Maryland Stadium Authority, Sports Facilities
   Leasing Rev., 7.6s, 2019                            2,580          2,774,661
  Maryland Stadium Authority, Sports Facilities
   Leasing Rev., AMBAC, 5.875s, 2012                   1,000          1,017,020
  Prince George's County, MD, Certificates of
   Participation, MBIA, 0s, 2005                       2,495          1,620,677
  Prince George's County, MD, Certificates of
   Participation, MBIA, 0s, 2006                       2,490          1,535,135
  Prince George's County, MD, Certificates of
   Participation, MBIA, 0s, 2011                       3,675          1,643,681
  Prince George's County, MD, Industrial
   Development Authority, MBIA, 0s, 2004                 980            675,455
  Prince George's County, MD, Industrial
   Development Authority, MBIA, 0s, 2006               1,800          1,109,736

20-MD

-------------------------------------------------------------------------------
State and Local Appropriation - continued
  Prince George's County, MD, Industrial
   Development Authority, MBIA, 0s, 2009             $ 1,500        $   768,315
  Prince George's County, MD, Industrial
   Development Authority, MBIA, 0s, 2010               2,730          1,307,042
  Prince George's County, MD, Industrial
   Development Authority, MBIA, 0s, 2011               2,810          1,265,568
  Prince George's County, MD, Industrial
   Development Authority, MBIA, 0s, 2012               2,000            845,420
  Puerto Rico Public Buildings Authority,
   Education & Health Rev., 6.45s, 2016ss              3,000          2,812,320
                                                                    -----------
                                                                    $21,124,742
-------------------------------------------------------------------------------
Refunded and Special Obligations - 11.1%
  Baltimore, MD, Water Utility Rev., MBIA, 6.5s,
   2000                                              $   540        $   570,045
  Howard County, MD, Metropolitan District,
   7.15s, 2000                                           500            540,475
  Maryland Health & Higher Education Facilities
   Authority Rev. (Sinai Hospital/ Baltimore),
   7s, 2000                                            2,000          2,175,560
  Maryland Health & Higher Education Facilities
   Authority Rev. (University of Maryland
   Medical System), FGIC, 6.5s, 2001                   1,000          1,067,250
  Maryland Health & Higher Education Facilities
   Authority Rev. (University of Maryland
   Medical System), FGIC, 7s, 2001                     1,840          2,028,913
  Montgomery County, MD, Revenue Authority Lease
   Rev. (Regional Indoor Swim Center), 7.6s,
   1998                                                  750            786,975
  Morgan, MD, State University Academic &
   Auxiliary Facilities & Fees Rev., MBIA, 0s,
   2006                                                1,135            707,911
  Morgan, MD, State University Academic &
   Auxiliary Facilities & Fees Rev., MBIA, 0s,
   2008                                                1,400            771,456
  Prince George's County, MD, Hospital Rev.
   (Dimensions Health Corp.), 7.25s, 2002              2,000          2,252,800
  Puerto Rico Aqueduct & Sewer Authority Rev.,
   10.25s, 2009                                          500            679,235
  Puerto Rico Electric Power Authority Rev., 8s,
   1998                                                  500            533,640
  Puerto Rico Electric Power Authority Rev., 7s,
   2001                                                1,000          1,106,750
  Puerto Rico Public Improvement Rev., 6.8s,
   2002                                                1,500          1,660,185
  Washington, MD, Suburban Sanitation District,
   6.9s, 2001                                          1,045          1,146,856
                                                                    -----------
                                                                    $16,028,051
-------------------------------------------------------------------------------
Health Care Revenue - 11.7%
  Berlin, MD, Hospital Rev. (Atlantic General
   Hospital), 8.375s, 2022                           $ 1,360        $ 1,403,153
  Maryland Health & Higher Education Facilities
   Authority Rev. (Doctors Community Hospital),
   5.5s, 2024                                          2,000          1,790,060
  Maryland Health & Higher Education Facilities
   Authority Rev. (Good Samaritan Hospital),
   5.7s, 2009                                          1,085          1,098,432
  Maryland Health & Higher Education Facilities
   Authority Rev. (Johns Hopkins Hospital), 0s,
   2010                                                2,000            954,920
  Maryland Health & Higher Education Facilities
   Authority Rev. (Johns Hopkins Hospital), 5s,
   2023                                                2,250          1,951,290
  Maryland Health & Higher Education Facilities
   Authority Rev. (Kennedy Institute), 6.75s,
   2022                                              $   500        $   507,320
  Maryland Health & Higher Education Facilities
   Authority Rev. (Medlantic Hospital Care),
   8.375s, 2014                                        3,540          3,635,722
  Prince George's County, MD, Hospital Rev.
   (Dimensions Health Corp.), 5.3s, 2024               3,000          2,671,650
  Prince George's County, MD, Hospital Rev.
   (Greater Southeast Healthcare System),
   6.375s, 2023                                        2,900          2,798,152
                                                                    -----------
                                                                    $16,810,699
-------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 4.5%
  Baltimore, MD, Industrial Revenue Board
   (Weyerhaeuser), 9s, 2006                          $ 3,150        $ 3,202,322
  Baltimore, MD, Port Facilities Rev. (duPont
   (E.I.) de Nemours & Co.), 6.5s, 2011                1,500          1,605,540
  Cecil County, MD, Commissioners Industrial
   Development Revenue Board, 5.25s, 2006              1,000            998,150
  Upper Potomac, MD, River Commission, Pollution
   Control Rev. (Westvaco), 10.5s, 2004                  150            156,954
  Upper Potomac, MD, River Commission, Pollution
   Control Rev. (Westvaco), 9.125s, 2015                 500            517,835
                                                                    -----------
                                                                    $ 6,480,801
-------------------------------------------------------------------------------
Insured Health Care Revenue - 6.4%
  Maryland Health & Higher Education Facilities
   Authority Rev. (Frederick Memorial
   Hospital), FGIC, 5.25s, 2013                      $ 4,550        $ 4,407,539
  Maryland Health & Higher Education Facilities
   Authority Rev. (University of Maryland
   Medical Center), FGIC, 5s, 2020                     1,000            886,660
  Maryland Health & Higher Education Facilities
   Authority Rev., (Mercy Medical Center), FSA,
   5.625s, 2017                                        2,000          1,951,080
  Maryland Health & Higher Education Facilities
   Authority Rev., (Mercy Medical Center), FSA,
   5.75s, 2026                                           500            487,625
  Maryland Industrial Development Finance
   Authority, Economic Development Rev., (Bon
   Secours Health System), FSA, 7.924s,
   2022++++                                            1,400          1,398,978
                                                                    -----------
                                                                    $ 9,131,882
-------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.6%
  Baltimore, MD, City Housing, Multi-Family
   Housing Rev., FNMA, 7.25s, 2023                   $ 1,220        $ 1,273,936
  Baltimore, MD, City Housing, Multi-Family
   Housing Rev. (Greenhill), FHA, 7.75s, 2009            980            995,592
  Maryland Community Development Administration,
   Multi-Family Housing Rev., 7.375s, 2021               330            350,278
  Maryland Community Development Administration,
   Multi-Family Housing Rev., 8.4s, 2029               1,320          1,351,430
  Maryland Community Development Administration,
   Multi-Family Housing Rev., 0s, 2032                11,605            802,022
  Maryland Community Development Administration,
   Multi-Family Housing Rev., 7.8s, 2032               1,190          1,271,146
  Montgomery County, MD, Housing Opportunities
   Commission, Multi-Family Mortgage Rev.,
   7.375s, 2032                                          510            536,326
                                                                    -----------
                                                                    $ 6,580,730
-------------------------------------------------------------------------------

                                                                          21-MD

-------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.7%
  Puerto Rico Highway & Transportation Authority
   Rev., 6.625s, 2012                                 $1,000       $  1,066,230
-------------------------------------------------------------------------------
Single Family Housing Revenue - 7.6%
  Maryland Community Development Administration,
   Single Family Housing Rev., 7.7s, 2015             $  615       $    647,343
  Maryland Community Development Administration,
   Single Family Housing Rev., 5.875s, 2016            2,000          1,994,780
  Maryland Community Development Administration,
   Single Family Housing Rev., 8.25s, 2017             1,300          1,334,424
  Maryland Community Development Administration,
   Single Family Housing Rev., 7.625s, 2020            2,255          2,332,594
  Maryland Community Development Administration,
   Single Family Housing Rev., 8.25s, 2020               480            493,354
  Maryland Community Development Administration,
   Single Family Housing Rev., 6.75s, 2026             2,250          2,322,428
  Maryland Community Development Administration,
   Single Family Housing Rev., 7.625s, 2029              905            934,548
  Maryland Community Development Administration,
   Single Family Housing Rev., 7.85s, 2029               520            544,804
  Montgomery County, MD, Housing Opportunities
   Commission, Single Family Mortgage Rev.,
   7.5s, 2017                                            365            383,589
                                                                   ------------
                                                                   $ 10,987,864
-------------------------------------------------------------------------------
Solid Waste Revenue - 7.3%
  Northeast Maryland, Waste Disposal Authority
   Solid Waste Rev., (Montgomery County
   Project), 6s, 2006                                 $1,000       $  1,016,560
  Northeast Maryland, Waste Disposal Authority
   Solid Waste Rev., (Montgomery County
   Project), MBIA, 6.3s, 2016                          5,000          5,086,600
  Northeast Maryland, Waste Disposal Authority
   (Southwest County Resource Recovery), MBIA,
   7.2s, 2005                                          1,000          1,120,160
  Prince George's County, MD, Solid Waste
   Management, FSA, 5.25s, 2013                        3,500          3,322,235
                                                                   ------------
                                                                   $ 10,545,555
-------------------------------------------------------------------------------
Universities - 4.1%
  Maryland Health & Higher Education Facilities
   Authority Rev., (Loyola College), MBIA,
   5.5s, 2016                                         $3,000       $  2,922,390
  Maryland Health & Higher Education Facilities
   Authority Rev. (Mount St. Mary's College),
   6.5s, 2009                                            714            711,913
  Morgan, MD, State University Academic &
   Auxiliary Facilities Rev., MBIA, 6.05s, 2015        1,500          1,576,140
  University of Maryland, Auxiliary Facilities &
   Tuition Rev., 0s, 2004                              1,000            685,370
                                                                   ------------
                                                                   $  5,895,813
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.1%
  Baltimore, MD, Wastewater Rev., FGIC, 6s, 2015      $1,000       $  1,049,790
  Baltimore, MD, Wastewater Rev., MBIA, 5.65s,
   2020++++                                            2,000          1,951,760
  Baltimore, MD, Wastewater Rev., MBIA, 7.58s,
   2020++++                                            3,000          2,837,460
                                                                   ------------
                                                                   $  5,839,010
-------------------------------------------------------------------------------
Miscellaneous Revenue - 6.1%
  Baltimore, MD, Parking Rev., 5.375s, 2013           $1,600       $  1,513,632
  Maryland Industrial Development Finance
   Authority (American Center for Physics
   Headquarters), 6.625s, 2017                         1,500          1,533,870
  Maryland Industrial Development Finance
   Authority (YMCA/Baltimore), 8s, 2012                2,825          2,990,489
  Maryland Industrial Development Finance
   Authority (YMCA/Baltimore), 8.25s, 2012               895            948,011
  Washington, D.C., Metropolitan Area Transit
   Authority, Gross Rev., FGIC, 5.25s, 2014            1,900          1,790,408
                                                                   ------------
                                                                   $  8,776,410
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost $130,967,278)               $137,317,290
-------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.9%
-------------------------------------------------------------------------------
  Lincoln County, WY, Pollution Control Rev.
   (Exxon), due 11/01/14                              $1,700       $  1,700,000
  New York City, NY, Water Finance Authority,
   due 6/15/24                                         1,200          1,200,000
  Unita County, WY, Pollution Control Rev.
   (Chevron), due 8/15/20                              1,300          1,300,000
-------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost               $  4,200,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $135,167,278)                  $141,517,290

Other Assets, Less Liabilities - 1.6%                                 2,266,272
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $143,783,562
-------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


Portfolio of Investments - March 31, 1997
MFS MASSACHUSETTS MUNICIPAL BOND FUND

Municipal Bonds - 96.6%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                            (000 Omitted)        Value
-------------------------------------------------------------------------------
General Obligation - 16.2%
  Belmont, MA, 5s, 2015                              $ 2,165         $1,993,662
  Commonwealth of Massachusetts,
   0s, 2004                                           10,000          6,730,800
  Commonwealth of Massachusetts,
   0s, 2005                                            2,000          1,290,160
  Commonwealth of Massachusetts,
   0s, 2005                                            2,000          1,267,780
  Commonwealth of Massachusetts, AMBAC, 6s, 2008       3,000          3,185,700
  Commonwealth of Massachusetts, AMBAC, 6.75s,
   2009                                                2,500          2,736,175
  Commonwealth of Massachusetts, AMBAC, 5s, 2016       2,000          1,813,460
  Commonwealth of Massachusetts, FGIC, 0s, 2006        4,000          2,472,040
  Commonwealth of Massachusetts, FGIC, 7s, 2009        1,250          1,436,363
  Commonwealth of Massachusetts, MBIA, 7.5s,
   2004                                                2,850          3,267,040
  Gloucester, MA, AMBAC, 7s, 2009                        225            244,037
  Gloucester, MA, AMBAC, 7s, 2010                        215            233,191
  Haverhill, MA, FGIC, 7s, 2012                        1,250          1,352,937
  Holyoke, MA, 8s, 2001                                  595            625,958
  Holyoke, MA, MBIA, 8s, 2001                          1,700          1,905,887
  Holyoke, MA, MBIA, 8.1s, 2005                          500            584,775
  Lawrence, MA, AMBAC, 9.75s, 2002                       600            723,252
  Lowell, MA, 8.4s, 2009                               1,000          1,126,070
  Lowell, MA, 5s, 2012                                 3,010          2,803,273
  Mashpee, MA, 6.25s, 2008                             1,530          1,676,390

22-MA

-------------------------------------------------------------------------------
General Obligation - continued
  North Attleborough, MA, 5s, 2013                   $ 2,240        $ 2,073,882
  Northbridge, MA, 7.6s, 2001                            325            354,429
  Princeton, MA, AMBAC, 7.25s, 2009                      490            530,205
                                                                    -----------
                                                                    $40,427,466
-------------------------------------------------------------------------------
State and Local Appropriation - 8.3%
  Massachusetts Bay Transportation Authority,
   6.2s, 2016                                        $10,400        $10,995,296
  Massachusetts Bay Transportation Authority,
   7s, 2021                                            5,000          5,772,250
  Massachusetts Bay Transportation Authority,
   AMBAC, 5.25s, 2017                                  3,370          3,144,176
  Massachusetts Industrial Finance Agency
   (Vinfen Corp.), 7.1s, 2018                            695            705,710
                                                                    -----------
                                                                    $20,617,432
-------------------------------------------------------------------------------
Refunded and Special Obligations - 11.9%
  Boston, MA, MBIA, 7.75s, 2008                      $   500        $   531,820
  Commonwealth of Massachusetts, 6.875s, 2010          4,000          4,391,640
  Holyoke, MA, 9.85s, 2008                               380            400,246
  Lowell, MA, 7.625s, 2010                             4,875          5,490,030
  Massachusetts Federally Assisted Housing, 0s,
   2023                                                4,995            870,828
  Massachusetts Health & Education Facilities
   Authority, 8s, 2010                                 1,750          1,939,823
  Massachusetts Health & Education Facilities
   Authority (Boston College), 5.25s, 2003             4,350          3,900,253
  Massachusetts Industrial Finance Agency (Cape
   Cod Health System), 8.5s, 2000                        500            571,290
  Massachusetts Industrial Finance Agency,
   Tunnel Rev. (Mass. Turnpike), 9s, 2000              8,130          9,359,907
  Massachusetts Port Authority, ETM, 12.75s,
   2002                                                  485            623,662
  Massachusetts Port Authority, ETM, 13s, 2013           780          1,291,407
  Palmer, MA, AMBAC, 7.7s, 2010                          500            557,520
                                                                    -----------
                                                                    $29,928,426
-------------------------------------------------------------------------------
Airport and Port Revenue - 4.8%
  Massachusetts Port Authority,
   5s, 2015                                          $ 5,600        $ 5,039,720
  Massachusetts Port Authority, FGIC, 7.5s, 2020       4,500          4,852,935
  Massachusetts Port Authority (USAir Project),
   5.625s, 2011                                        2,140          2,092,128
                                                                    -----------
                                                                    $11,984,783
-------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 0.4%
  Puerto Rico Electric Power Authority, 5s, 2012     $ 1,035        $   938,859
-------------------------------------------------------------------------------
Health Care Revenue - 18.0%
  Boston, MA, Industrial Development Finance
   Authority Rev. (Alzheimers Center Project),
   FHA, 5.5s, 2012                                   $   750        $   722,265
  Boston, MA, Industrial Development Finance
   Authority Rev. (Stonehedge Convalescent
   Center), 10.75s, 2011                                 710            758,117
  Massachusetts Health & Education Facilities
   Authority (Beth Israel Hospital), 7s, 2014          3,000          3,147,870
  Massachusetts Health & Education Facilities
   Authority (Charlton Memorial Hospital),
   7.25s, 2013                                         1,700          1,827,092
  Massachusetts Health & Education Facilities
   Authority (Children's Hospital), 6.125s,
   2012                                                2,285          2,321,103
  Massachusetts Health & Education Facilities
   Authority (Emerson Hospital), ETM, 8s, 2018       $ 1,745        $ 1,947,350
  Massachusetts Health & Education Facilities
   Authority (Fairview Extended Care Facility),
   10.25s, 2021                                        2,000          2,251,160
  Massachusetts Health & Education Facilities
   Authority (Massachusetts Eye & Ear
   Infirmary), 7.375s, 2011                            3,000          3,030,030
  Massachusetts Health & Education Facilities
   Authority (New England Deaconess Hospital),
   6.875s, 2022                                        5,600          5,921,440
  Massachusetts Health & Education Facilities
   Authority (New England Deaconess Hospital),
   7.2s, 2022                                          2,500          2,682,425
  Massachusetts Health & Education Facilities
   Authority (North Adams Regional Hospital),
   6.625s, 2018                                        1,000          1,018,420
  Massachusetts Industrial Finance Agency
   (Beverly Enterprises), 8.375s, 2009                 4,040          4,327,365
  Massachusetts Industrial Finance Agency
   (Continental Healthcare), 11.875s, 2015             5,320          5,429,326
  Massachusetts Industrial Finance Agency
   (Evanswood), 7.625s, 2014                           1,200          1,190,616
  Massachusetts Industrial Finance Agency
   (Martha's Vineyard Long-Term Care Facility),
   9.25s, 2022++                                       3,000          2,122,500
  Massachusetts Industrial Finance Agency
   (Massachusetts Biomedical Research), 0s,
   2004                                                5,000          3,348,650
  Massachusetts Industrial Finance Agency
   (Massachusetts Biomedical Research), 0s,
   2010                                                5,300          2,382,032
  Massachusetts Industrial Finance Agency
   (Needham/Hamilton House), 11s, 2010                   600            613,530
                                                                    -----------
                                                                    $45,041,291
 ------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.8%
  Massachusetts Industrial Finance Agency
   (Automatic Data Processing, Inc.), 8.25s,
   2019                                              $   900        $   919,152
  Massachusetts Industrial Finance Agency,
   Pollution Control Rev. (Boston Edison Co.),
   5.75s, 2014                                         1,900          1,831,505
  Puerto Rico Ports Authority (American
   Airlines), 6.3s, 2023                               2,370          2,383,343
  Puerto Rico Ports Authority (American
   Airlines), 6.25s, 2026                              1,500          1,505,670
  Springfield, MA, Industrial Development
   Finance Agency (Terminal Building), 10s,
   2001                                                  327            329,881
                                                                    -----------
                                                                    $ 6,969,551
-------------------------------------------------------------------------------
Insured Health Care Revenue - 3.6%
  Massachusetts Health & Education Facilities
   Authority (Beth Israel Hospital), AMBAC,
   8.218s, 2025++++                                  $ 5,000        $ 4,936,650
  Massachusetts Health & Education Facilities
   Authority (Brigham & Women's Hospital),
   MBIA, 6.75s, 2024                                   2,900          3,095,692
  Massachusetts Health & Education Facilities
   Authority (Newton Wellesley Hospital),
   6.125s, 2015                                        1,000          1,030,030
                                                                    -----------
                                                                    $ 9,062,372
-------------------------------------------------------------------------------

                                                                          23-MA

-------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.8%
  Massachusetts Housing Finance Agency, 8.4s,
   2021                                              $ 2,190       $  2,286,579
  Massachusetts Housing Finance Agency, 8.8s,
   2021                                                1,995          2,091,777
  Massachusetts Housing Finance Agency, 8.2s,
   2027                                                  720            751,997
  Massachusetts Housing Finance Agency, AMBAC,
   6.65s, 2019                                         1,500          1,561,230
  Massachusetts Housing Finance Agency, FNMA,
   6.9s, 2025                                          1,700          1,781,039
  Somerville, MA, Housing Authority Rev.
   (Clarendon Hill), 7.85s, 2010                       1,000          1,059,770
                                                                   ------------
                                                                   $  9,532,392
-------------------------------------------------------------------------------
Single Family Housing Revenue - 4.2%
  Massachusetts Housing Finance Agency, 8.1s,
   2020                                              $ 2,270       $  2,362,707
  Massachusetts Housing Finance Agency, 8.1s,
   2021                                                2,000          2,098,860
  Massachusetts Housing Finance Agency, 7.95s,
   2023                                                  945          1,005,026
  Massachusetts Housing Finance Agency, MBIA,
   6.1s, 2015                                          2,000          2,028,280
  Massachusetts Industrial Finance Agency, MBIA,
   6.35s, 2022                                         3,000          3,013,620
                                                                   ------------
                                                                   $ 10,508,493
-------------------------------------------------------------------------------
Student Loan Revenue
  Massachusetts Education Loan Authority, 9s,
   2001                                              $    85       $     85,678
-------------------------------------------------------------------------------
Universities - 6.6%
  Massachusetts Health & Education Facilities
   Authority (Boston University), MBIA, 9.335s,
   2031++++                                          $ 5,000       $  5,530,750
  Massachusetts Health & Education Facilities
   Authority (Wheaton College), 5.25s, 2019            1,000            920,940
  Massachusetts Industrial Finance Agency
   (Babson College Series), 5.375s, 2017               2,000          1,877,400
  Massachusetts Industrial Finance Agency
   (Brandeis University), 0s, 2004                     1,000            682,870
  Massachusetts Industrial Finance Agency
   (Brandeis University), 0s, 2005                     1,000            643,180
  Massachusetts Industrial Finance Agency
   (Brandeis University), 0s, 2009                     1,000            503,340
  Massachusetts Industrial Finance Agency
   (Brandeis University), 0s, 2010                     1,000            467,760
  Massachusetts Industrial Finance Agency
   (Brandeis University), 0s, 2011                       500            219,840
  Massachusetts Industrial Finance Agency (Curry
   College), 8s, 2010                                    590            587,540
  Massachusetts Industrial Finance Agency (Curry
   College), 8s, 2014                                  1,945          1,967,912
  Massachusetts Industrial Finance Agency
   (Emerson College), 8.9s, 2018                       1,000          1,093,850
  Massachusetts Industrial Finance Agency
   (Lesley College), 6.3s, 2025                        2,000          2,026,420
                                                                   ------------
                                                                   $ 16,521,802
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 9.0%
  Massachusetts Water Pollution, Loan Program,
   5.25s, 2014                                       $ 5,160       $  4,925,942
  Massachusetts Water Resources Authority, 6.5s,
   2019                                                8,470          9,095,425
  Massachusetts Water Resources Authority,
   AMBAC, 5.25s, 2015                                  5,000          4,814,100
  Massachusetts Water Resources Authority, MBIA,
   5.25s, 2020                                         4,000          3,641,320
                                                                   ------------
                                                                   $ 22,476,787
-------------------------------------------------------------------------------
Miscellaneous Revenue - 7.0%
  Martha's Vineyard, MA, Land Bank, (Land
   Acquisition), 8.125s, 2011                        $ 3,900       $  3,997,695
  Massachusetts Health & Education Facilities
   Authority, 9.25s, 2014                              2,250          2,395,845
  Massachusetts Health & Education Facilities
   Authority (Learning Center for Deaf
   Children), 8s, 2020                                 1,500          1,500,360
  Massachusetts Industrial Finance Agency (Park
   School), 5.9s, 2026                                 3,385          3,293,300
  Massachusetts Industrial Finance Agency
   (Dexter School), 7.5s, 2011                         1,720          1,817,404
  Massachusetts Industrial Finance Agency
   (Dexter School), 7.5s, 2021                         2,900          3,066,373
  Nantucket Island, MA, Land Bank, 7.75s, 2020         1,200          1,324,092
                                                                  -------------
                                                                   $ 17,395,069
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $229,796,491)              $241,490,401
-------------------------------------------------------------------------------
Rights - 0.1%
-------------------------------------------------------------------------------
                                                      Shares
-------------------------------------------------------------------------------
  Georgia Municipal Electric Authority Power
   Co., due 2016 (Identified Cost, $131,400)          10,000       $    255,800
-------------------------------------------------------------------------------
Floating Rate Demand Note - 1.0%
-------------------------------------------------------------------------------
                                                Principal Amount
                                                  (000 Omitted)
-------------------------------------------------------------------------------
  Massachusetts Health & Education Facilities
   Authority, due 1/01/35, at Identified Cost        $ 2,600       $  2,600,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $232,527,891)                  $244,346,201

Other Assets, Less Liabilities - 2.3%                              $  5,731,618
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $250,077,819
-------------------------------------------------------------------------------

Portfolio Footnotes:
 ss Indexed security.
  ++Security valued by or at the direction of the Trustees.
++++Inverse floating rate security.
 ###Security segregated as collateral for an open futures contract. See notes to financial statements

24-MA

Financial Statements

Statements of Assets and Liabilities

---------------------------------------------------------------------------------------------------------------------------------
                                       Alabama      Arkansas    California      Florida      Georgia      Maryland Massachusetts
March 31, 1997                            Fund          Fund          Fund         Fund         Fund          Fund          Fund
---------------------------------- ------------ ------------- ------------- ------------ -------------------------  -------------

Assets:
 Investments -
  Identified cost                  $79,126,506  $145,366,525  $253,414,326  $90,198,925  $63,931,938  $135,167,278  $232,527,891
  Unrealized appreciation            4,010,182     5,078,478    10,830,095    3,633,602    3,893,744     6,350,012    11,818,310
                                   ------------ ------------- ------------- ------------ -------------------------  -------------

    Total, at value                $83,136,688  $150,445,003  $264,244,421  $93,832,527  $67,825,682  $141,517,290  $244,346,201
 Cash                                   84,729        84,275        40,322       91,319        2,344        34,348        57,188
 Receivable for Fund shares sold        49,328        74,040       295,384       93,461      168,708       171,307       266,015
 Receivable for investments sold     1,733,600        18,116    12,467,976      785,850      953,260       452,714     2,592,111
 Interest receivable                 1,413,328     2,252,334     3,802,145    1,655,756    1,105,884     2,177,384     3,916,395
 Other assets                            1,002         2,074         3,355       13,470          898         1,705         2,944
                                   ------------ ------------- ------------- ------------ -------------------------  -------------

    Total assets                   $86,418,675  $152,875,842  $280,853,603  $96,472,383  $70,056,776  $144,354,748  $251,180,854
                                   ------------ ------------- ------------- ------------ -------------------------  -------------

Liabilities:
 Distributions payable             $   220,386  $    350,988  $    692,964  $   256,237  $   144,110  $    280,967  $    615,214
 Payable for Fund shares
  reacquired                           209,117       622,362       999,973      119,662          755       193,510       364,590
 Payable for investments purchased   1,697,450       --          5,851,656      986,303      --            --            --
 Payable for daily variation
  margin on open futures contracts      11,250         5,000       --           --           --            --            --
 Payable to affiliates -
  Management fee                         5,081         9,171        12,007        5,727        3,438         7,091        12,321
  Administrative fee                       139           250           450          156          115           236           411
  Shareholder servicing agent fee        1,201         2,168         3,902        1,354          993         2,048         3,620
  Distribution and service fee           2,906         3,110        10,648        3,661        2,728         6,758        10,660
 Accrued expenses and other
  liabilities                           61,957        72,037       120,329       56,702       67,013        80,576        96,219
                                   ------------ ------------- ------------- ------------ -------------------------  -------------

    Total liabilities              $ 2,209,487  $  1,065,086  $  7,691,929  $ 1,429,802  $   219,152  $    571,186  $  1,103,035
                                   ------------ ------------- ------------- ------------ -------------------------  -------------

Net assets                         $84,209,188  $151,810,756  $273,161,674  $95,042,581  $69,837,624  $143,783,562  $250,077,819
                                   ============ ============= ============= ============ =========================  =============

Net assets consist of:
 Paid-in capital                   $79,709,154  $154,706,572  $274,218,686  $98,703,387  $69,414,375  $143,012,764  $244,084,771
 Unrealized appreciation on
  investments and futures
  contracts                          3,908,651     5,037,750    10,830,095    3,633,602    3,893,744     6,350,012    11,818,310
 Accumulated undistributed net
  realized gain (loss) on
  investments                          411,611    (7,793,592)  (11,509,098)  (7,317,264)  (3,429,047)   (5,441,552)   (5,217,806)

 Accumulated undistributed
  (distributions in excess of) net
  investment income                    179,772      (139,974)     (378,009)      22,856      (41,448)     (137,662)     (607,456)

                                   ------------ ------------- ------------- ------------ -------------------------  -------------

    Total                          $84,209,188  $151,810,756  $273,161,674  $95,042,581  $69,837,624  $143,783,562  $250,077,819
                                   ============ ============= ============= ============ =========================  =============

Shares of beneficial interest
  outstanding:
 Class A                             7,339,789    14,835,381    42,498,099    8,335,775    5,765,143    11,612,305    21,628,872
 Class B                               694,527       776,303     6,703,433    1,525,437      962,443     1,597,546     1,399,249
 Class C                                --           --            703,318       --           --           --            --
                                   ------------ ------------- ------------- ------------ -------------------------  -------------

    Total shares of beneficial
     interest outstanding            8,034,316    15,611,684    49,904,850    9,861,212    6,727,586    13,209,851    23,028,121
                                   ============ ============= ============= ============ =========================  =============

Net assets:
 Class A                           $76,928,225  $144,263,122  $232,611,902  $80,341,829  $59,842,922  $126,404,592  $234,873,541
 Class B                             7,280,963     7,547,634    36,693,746   14,700,752    9,994,702    17,378,970    15,204,278
 Class C                                --           --          3,856,026       --           --           --            --
                                   ------------ ------------- ------------- ------------ -------------------------  -------------

    Total net assets               $84,209,188  $151,810,756  $273,161,674  $95,042,581  $69,837,624  $143,783,562  $250,077,819
                                   ============ ============= ============= ============ =========================  =============

Class A shares:
 Net asset value per share (net
  assets / shares of beneficial
  interest outstanding)               $10.48       $ 9.72         $5.47        $ 9.64       $10.38       $10.89        $10.86
                                      ======       ======         =====        ======       ======       ======        ======

Offering price per share (100 /
  95.25 of net asset value per
  share)                              $11.00       $10.20         $5.74        $10.12       $10.90       $11.43        $11.40
                                      ======       ======         =====        ======       ======       ======        ======

Class B shares:
 Net asset value and offering
  price per share (net assets /
  shares of beneficial interest
  outstanding)                        $10.48       $ 9.72         $5.47        $ 9.64       $10.38       $10.88        $10.87
                                      ======       ======         =====        ======       ======       ======        ======

Class C shares:
 Net asset value and offering
  price per share (net assets /
  shares of beneficial interest
  outstanding)                        $ --         $ --           $5.48        $ --         $ --         $ --          $ --
                                      ======       ======         =====        ======       ======       ======        ======


  On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations

---------------------------------------------------------------------------------------------------------------------------------
                                         Alabama    Arkansas   California       Florida      Georgia       Maryland  Massachusetts
Year Ended March 31, 1997                   Fund        Fund         Fund          Fund         Fund           Fund           Fund
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                      $5,537,347  $9,991,542  $17,384,392   $ 6,100,621   $ 4,739,761   $ 9,352,266    $17,148,239
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
  Expenses -
    Management fee                    $  477,327  $  908,167  $ 1,588,838   $   549,091   $   409,612   $   813,556    $ 1,413,749
    Trustees' compensation                16,743      18,509       35,030        16,915        18,150        20,735         20,098
    Shareholder servicing agent fee       27,357      50,392       91,023        31,877        22,785        47,034         82,011
    Shareholder servicing agent fee
      (Class A)                           91,118     180,728      283,882        96,750        73,967       151,710        276,574
    Shareholder servicing agent fee
      (Class B)                           10,992      12,920       58,663        23,792        17,106        24,811         22,268
    Shareholder servicing agent fee
      (Class C)                           --          --            4,647        --            --            --             --
    Distribution and service fee
      (Class A)                          199,904     157,360       --            --           160,929       463,635        852,786
    Distribution and service fee
      (Class B)                           68,255      65,101      296,124       117,638       102,425       155,707        138,902
    Distribution and service fee
      (Class C)                           --          --           40,308        --            --            --             --
    Administrative fee                     1,119       2,041        3,698         1,271           924         1,917          3,335
    Custodian fee                         32,095      71,619      126,876        47,670        33,837        66,638        113,102
    Auditing fees                         28,330      29,417       29,581        29,219        29,186        33,601         45,101
    Printing                               4,809      11,170       20,850         9,704         7,576        13,332         27,400
    Postage                                4,476      11,805       17,558         6,724        --            10,411         14,070
    Legal fees                             1,445       2,944        7,212         3,939         2,122         4,590          7,557
    Amortization of organization
      expenses                            --           2,082      --             1,928        --            --             --
    Miscellaneous                         49,437      60,006      102,040        48,919        23,479        59,528        128,487
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
     Total expenses                   $1,013,407  $1,584,261  $ 2,706,330   $   985,437   $   902,098   $ 1,867,205    $ 3,145,440
    Fees paid indirectly                  (7,554)    (14,652)     (34,413)       (9,623)      (11,946)      (34,547)       (22,491)
    Reduction of expenses by
      investment adviser                  --          --         (432,694)       --           (48,303)      (97,218)      (169,487)
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
      Net expenses                    $1,005,853  $1,569,609  $ 2,239,223   $   975,814   $   841,849   $ 1,735,440    $ 2,953,462
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
       Net investment income          $4,531,494  $8,421,933  $15,145,169   $ 5,124,807   $ 3,897,912   $ 7,616,826    $14,194,777
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
Realized and unrealized gain (loss)
   on investments:
 Realized gain (loss) (identified
   cost basis) -
  Investment transactions             $  582,182  $  273,482  $ 1,273,784   $  (284,305)  $   702,189   $   345,471    $   364,901
  Futures contracts                      (87,997)   (423,987)  (1,833,990)   (1,044,108)     (310,522)   (1,107,510)      (703,960)
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
    Net realized gain (loss) on
     investments                      $  494,185  $ (150,505) $  (560,206)  $(1,328,413)  $   391,667   $  (762,039)   $  (339,059)
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
 Change in unrealized appreciation
   (depreciation) -
   Investments                        $  (35,718) $ (354,925) $(1,533,353)  $  (486,195)  $(1,040,965)  $(1,202,696)   $(2,763,341)
   Futures contracts                    (101,531)    (40,728)      13,823       (60,055)       23,879      (286,761)        (6,932)
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
     Net unrealized loss on
       investments                    $ (137,249) $ (395,653) $(1,519,530)  $  (546,250)  $(1,017,086)  $(1,489,457)   $(2,770,273)
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
       Net realized and unrealized
         gain (loss) on investments   $  356,936  $ (546,158) $(2,079,736)  $(1,874,663)  $  (625,419)  $(2,251,496)   $(3,109,332)
                                      ----------  ----------  -----------   -----------   -----------   -----------    -----------
         Increase in net assets
           from operations            $4,888,430  $7,875,775  $13,065,433   $ 3,250,144   $ 3,272,493   $ 5,365,330    $11,085,445
                                      ==========  ==========  ===========   ===========   ===========   ===========    ===========

See notes to financial statements

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------
                                  Alabama       Arkansas      California      Florida       Georgia       Maryland  Massachusetts
Year Ended March 31, 1997            Fund           Fund            Fund         Fund          Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets:
From operations -
 Net investment income        $  4,531,494  $  8,421,933   $  15,145,169  $  5,124,807  $  3,897,912  $  7,616,826   $ 14,194,777
 Net realized gain (loss)
  on investments                   494,185      (150,505)       (560,206)   (1,328,413)      391,667      (762,039)      (339,059)
 Net unrealized loss on
  investments                     (137,249)     (395,653)     (1,519,530)     (546,250)   (1,017,086)   (1,489,457)    (2,770,273)
                              ------------  ------------   -------------  ------------  ------------  ------------   ------------
 Increase in net assets
   from operations            $  4,888,430  $  7,875,775   $  13,065,433  $  3,250,144  $  3,272,493  $  5,365,330   $ 11,085,445
                              ------------  ------------   -------------  ------------  ------------  ------------   ------------
Distributions declared to
  shareholders -
 From net investment income
  (Class A)                   $ (4,197,127) $ (7,990,669)  $ (13,365,451) $ (4,467,721) $ (3,377,412) $ (6,713,171)  $(13,195,047)
 From net investment income
  (Class B)                       (303,407)     (332,561)     (1,604,012)     (634,657)     (454,697)     (679,183)      (653,840)
 From net investment income
  (Class C)                        --            --             (175,706)      --            --            --             --
 From net realized gain on
  investments (Class A)           (638,656)      --              --            --            --            --             --
 From net realized gain on
  investments (Class B)            (55,537)      --              --            --            --            --             --
 In excess of net investment
  income (Class A)                 --            --              (44,591)      --            --            --             --
 In excess of net investment
  income (Class B)                 --            --               (5,352)      --            --            --             --
 In excess of net investment
  income (Class C)                 --            --                 (586)      --            --            --             --
                              ------------  ------------   -------------  ------------  ------------  ------------   ------------
  Total distributions
   declared to shareholders   $ (5,194,727) $ (8,323,230)  $ (15,145,169) $ (5,102,378) $ (3,832,109) $ (7,392,354)  $(13,848,887)
                              ------------  ------------   -------------  ------------  ------------  ------------   ------------
Fund share (principal)
  transactions -
 Net proceeds from sale of
  shares                      $  3,979,559  $  9,627,230   $ 151,915,799  $ 43,852,042  $  5,089,635  $ 11,277,965   $ 60,963,962

  Net asset value of shares
   issued to shareholders
   in reinvestment of
   distributions                 2,180,791     3,747,332       6,490,899     1,953,163     2,000,992     3,935,520      6,335,241

 Cost of shares reacquired     (10,268,087)  (41,972,562)   (181,959,198)  (50,911,287)  (15,081,831)  (22,393,495)   (75,271,052)
                              ------------  ------------   -------------  ------------  ------------  ------------   ------------
 Decrease in net assets
   from Fund share
   transactions               $ (4,107,737) $(28,598,000)  $ (23,552,500) $ (5,106,082) $ (7,991,204) $ (7,180,010)  $ (7,971,849)
                              ------------  ------------   -------------  ------------  ------------  ------------   ------------
   Total decrease in net
    assets                    $ (4,414,034) $(29,045,455)  $ (25,682,765) $ (6,958,316) $ (8,550,820) $ (9,207,034)  $(10,735,291)
Net assets:
 At beginning of period         88,623,222   180,856,211     298,844,439   102,000,897    78,388,444   152,990,596    260,813,110
                              ------------  ------------   -------------  ------------  ------------  ------------   ------------
 At end of period             $ 84,209,188  $151,810,756   $ 273,161,674  $ 95,042,581  $ 69,837,624  $143,783,562   $250,077,819
                              ============  ============   =============  ============  ============  ============   ============
Accumulated undistributed
  (distributions in excess
  of) net investment income
  included in net assets at
  end of period               $    179,772  $   (139,974)  $    (378,009) $     22,856  $    (41,448) $   (137,662)  $   (607,456)
                              ============  ============   =============  ============  ============  ============   ============

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------------
                                 Alabama       Arkansas      California      Florida       Georgia       Maryland   Massachusetts
Year Ended March 31, 1996           Fund           Fund            Fund         Fund          Fund           Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets:
From operations -
 Net investment income         $ 4,645,750   $  9,720,089   $  16,357,698  $  5,341,258  $  4,164,450  $  7,873,071  $ 14,526,680
 Net realized gain (loss) on
  investments                    1,777,244     (1,676,263)      3,656,753     1,919,706      (260,587)   (1,568,663)    3,156,482
 Net unrealized gain (loss)
  on investments                  (188,403)     3,646,737       2,718,243       532,266     1,210,949     3,005,501       533,091
                               -----------   ------------   -------------  ------------  ------------  ------------  ------------
  Increase in net assets from
   operations                  $ 6,234,591   $ 11,690,563   $  22,732,694  $  7,793,230  $  5,114,812  $  9,309,909  $ 18,216,253
                               -----------   ------------   -------------  ------------  ------------  ------------  ------------

Distributions declared to
  shareholders -
 From net investment income
  (Class A)                    $(4,413,702)  $ (9,375,278)  $ (14,676,735) $ (4,746,329) $ (3,749,712) $ (7,300,383) $(14,053,457)
 From net investment income
  (Class B)                       (225,971)      (326,899)     (1,505,089)     (605,261)     (414,738)     (552,380)      473,223)
 From net investment income
  (Class C)                         --            --             (175,874)      --            --            --            --
 In excess of net investment
  income (Class A)                  --            --             (237,111)       (4,074)      (19,210)      --            (35,743)
 In excess of net investment
  income (Class B)                  --            --              (24,316)         (519)       (2,125)      --             (1,204)
 In excess of net investment
  income (Class C)                  --            --               (2,841)      --            --            --            --
                               -----------   ------------   -------------  ------------  ------------  ------------  ------------
  Total distributions
   declared to shareholders    $(4,639,673)  $ (9,702,177)  $ (16,621,966) $ (5,356,183) $ (4,185,785) $ (7,852,763) $(14,563,627)
                               -----------   ------------   -------------  ------------  ------------  ------------  ------------
Fund share (principal)
  transactions -
 Net proceeds from sale of
  shares                       $ 6,801,657   $ 10,722,904   $  95,667,192  $ 43,564,467  $  9,527,957  $ 11,754,356  $ 41,490,140
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                  1,862,845      4,417,313       7,228,615     1,872,446     2,180,065     4,256,011     6,631,937
 Cost of shares reacquired      (9,836,700)   (30,608,486)   (115,238,042)  (48,433,974)  (17,375,838)  (21,005,744)  (62,188,200)
                               -----------   ------------   -------------  ------------  ------------  ------------  ------------
  Decrease in net assets from
   Fund share transactions     $(1,172,198)  $(15,468,269)  $ (12,342,235) $ (2,997,061) $ (5,667,816) $ (4,995,377) $(14,066,123)
                               -----------   ------------   -------------  ------------  ------------  ------------  ------------
   Total increase (decrease)
    in net assets              $   422,720   $(13,479,883)  $  (6,231,507) $   (560,014) $ (4,738,789) $ (3,538,231) $(10,413,497)
Net assets:
 At beginning of period         88,200,502    194,336,094     305,075,946   102,560,911    83,127,233   156,528,827   271,226,607
                               -----------   ------------   -------------  ------------  ------------  ------------  ------------
 At end of period              $88,623,222   $180,856,211   $ 298,844,439  $102,000,897  $ 78,388,444  $152,990,596  $260,813,110
                               ===========   ============   =============  ============  ============  ============  ============
Accumulated undistributed
  (distributions in excess
  of) net investment income
  included in net assets at
  end of period                $    83,314   $   (261,708)  $    (397,322) $     (4,593) $   (141,860) $   (523,799) $ (1,032,582)
                               ===========   ============   =============  ============  ============  ============  ============

See notes to financial statements

Financial Highlights

---------------------------------------------------------------------------------------------------------------------
                                                                                     Alabama Fund
---------------------------------------------------------------- ----------------------------------------------------
                                                                                                        Two Months
                                                                                                        Ended
                                                                         Year Ended March 31,           March 31,
---------------------------------------------------------------- ------------ ------------ ------------  ------------
                                                                    1997         1996         1995         1994
---------------------------------------------------------------- ------------ ------------ ------------  ------------
                                                                 Class A
---------------------------------------------------------------- ------------ ------------ ------------  ------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.52      $ 10.34      $ 10.27      $ 10.98
                                                                 ------------ ------------ ------------  ------------
Income from investment operations# -
 Net investment income ss                                           $  0.56      $  0.55      $  0.56      $  0.09
 Net realized and unrealized gain (loss) on investments                0.04         0.18         0.09        (0.71)
                                                                 ------------ ------------ ------------  ------------
  Total from investment operations                                  $  0.60      $  0.73      $  0.65      $ (0.62)
                                                                 ------------ ------------ ------------  ------------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.55)     $ (0.55)     $ (0.55)     $ (0.08)
 From net realized gain on investments                                (0.09)        --           --           --
 In excess of net investment income++++                                --           --           --          (0.01)
 In excess of net realized gain on investments                         --           --          (0.03)        --
                                                                 ------------ ------------ ------------  ------------
  Total distributions declared to shareholders                      $ (0.64)     $ (0.55)     $ (0.58)     $ (0.09)
                                                                 ------------ ------------ ------------  ------------
Net asset value - end of period                                     $ 10.48      $ 10.52      $ 10.34      $ 10.27
                                                                 ============ ============ ============  ============
Total return++                                                        5.82%        7.13%        6.51%        (5.66)%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                           1.10%        1.14%        1.15%        1.18%+
 Net investment income                                                5.28%        5.18%        5.47%        5.17%+
Portfolio turnover                                                      22%          37%          30%           4%
Net assets at end of period (000 omitted)                           $76,928      $82,484      $83,805      $81,501

   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended January 31, 1992, the per share distribution in excess of net investment income was $0.004.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                                            --          $0.54        $0.55        $0.09
      Ratios (to average net assets):
       Expenses##                                                      --          1.24%        1.25%        1.28%+
       Net investment income                                           --          5.08%        5.37%        5.07%+

---------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended January 31,
---------------------------------------------------------------------------------------------------------------------
                                                                    1994         1993         1992         1991
---------------------------------------------------------------- ------------ ------------ ------------  ------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.33      $  9.95      $  9.65      $  9.53
                                                                 ------------ ------------ ------------  ------------
Income from investment operations# -
 Net investment income ss                                           $  0.55      $  0.56      $  0.60      $  0.59
 Net realized and unrealized gain (loss) on investments                0.69         0.41         0.41         0.08
                                                                 ------------ ------------ ------------  ------------
  Total from investment operations                                  $  1.24      $  0.97      $  1.01      $  0.67
                                                                 ------------ ------------ ------------  ------------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.54)     $ (0.58)     $ (0.65)     $ (0.55)
 From net realized gain on investments                                (0.04)       (0.01)       (0.06)        --
 In excess of net investment income++++                               (0.01)        --          (0.00)        --
 In excess of net realized gain on  investments                        --           --           --           --
                                                                 ------------ ------------ ------------  ------------
  Total distributions declared to shareholders                      $ (0.59)     $ (0.59)     $ (0.71)     $ (0.55)
                                                                 ------------ ------------ ------------  ------------
Net asset value - end of period                                     $ 10.98      $ 10.33      $  9.95      $  9.65
                                                                 ============ ============ ============  ============
Total return++                                                       12.26%       10.08%       10.92%        7.31%
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                           1.21%        1.08%        0.95%        0.57%
 Net investment income                                                5.13%        5.79%        6.19%        6.63%
Portfolio turnover                                                      12%          17%          23%          64%
Net assets at end of period (000 omitted)                           $87,344      $67,678      $48,476      $22,076

   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended January 31, 1992, the per share distribution in excess of net investment income was $0.004.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                                           $0.54        $0.55        $0.59        $0.52
      Ratios (to average net assets):
       Expenses##                                                     1.31%        1.18%        1.08%        1.33%
       Net investment income                                          5.03%        5.69%        6.06%        5.87%

See notes to financial statements

                                                                           Alabama Fund
--------------------------------------------------  ------------------------------------------------------------
                                                                                   Two Months
                                                                                   Ended         Period Ended
                                                        Year Ended March 31,       March 31,     January 31,
-------------------------------------------------- ------------------------------- -------------  --------------
                                                     1997       1996      1995        1994           1994**
--------------------------------------------------  ---------  --------- --------- -------------  --------------
                                                     Class B
--------------------------------------------------  ---------  --------- --------- -------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $10.52     $10.34    $10.27       $10.98        $10.93
                                                    ---------  --------- --------- -------------  --------------
Income from investment operations# -
 Net investment income                               $ 0.47     $ 0.46    $ 0.47       $ 0.08        $ 0.18
 Net realized and unrealized gain (loss)
   on investments                                      0.04       0.18      0.09        (0.71)         0.07
                                                    ---------  --------- --------- -------------  --------------
  Total from investment operations                   $ 0.51     $ 0.64    $ 0.56       $(0.63)       $ 0.25
                                                    ---------  --------- --------- -------------  --------------
Less distributions declared to
  shareholders -
 From net investment income                          $(0.47)    $(0.46)   $(0.46)      $(0.08)       $(0.18)
 From net realized gain on investments                (0.08)      --        --           --           (0.02)
 In excess of net realized gain on investments         --         --       (0.03)        --            --
                                                    ---------  --------- --------- -------------  --------------
  Total distributions declared to shareholders       $(0.55)    $(0.46)   $(0.49)      $(0.08)       $(0.20)
                                                    ---------  --------- --------- -------------  --------------
Net asset value - end of period                      $10.48     $10.52    $10.34       $10.27        $10.98
                                                    =========  ========= ========= =============  ==============
Total return                                          4.98%      6.25%     5.64%        (5.79)%+++    2.29%+++
Ratios (to average net assets)/Supplemental data:
 Expenses##                                           1.90%      1.96%     1.97%        2.01%+        1.98%+
 Net investment income                                4.48%      4.34%     4.63%        4.30%+        3.98%+
Portfolio turnover                                      22%        37%       30%           4%           12%
Net assets at end of period (000 omitted)            $7,281     $6,139    $4,396       $2,849        $2,269

 **For the period from the commencement of offering Class B shares, September 7, 1993, to January 31, 1994.
  +Annualized.
+++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Arkansas Fund
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                    Two Months
                                                                                    Ended         Year Ended     Period Ended
                                                     Year Ended March 31,           March 31,     January 31,    January 31,
 --------------------------------------------- -----------  -----------  ------------------------ --------------  --------------
                                                1997         1996        1995          1994          1994           1993*
 --------------------------------------------- -----------  -----------  ------------------------ --------------  --------------
                                                Class A
 --------------------------------------------- -----------  -----------  ------------------------ --------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $   9.75     $   9.66    $   9.69      $  10.47      $   9.88       $   9.53
                                               -----------  -----------  ------------------------ --------------  --------------
Income from investment operations# -
 Net investment income ss                       $   0.50     $   0.50    $   0.53      $   0.09      $   0.56       $   0.58
 Net realized and unrealized gain (loss) on
  investments                                      (0.03)        0.09        0.02         (0.77)         0.60           0.35
                                               -----------  -----------  ------------------------ --------------  --------------
  Total from investment operations              $   0.47     $   0.59    $   0.55      $  (0.68)     $   1.16       $   0.93
                                               -----------  -----------  ------------------------ --------------  --------------
Less distributions declared to shareholders -
 From net investment income                     $  (0.50)    $  (0.50)   $  (0.53)     $  (0.08)     $  (0.55)      $  (0.58)
 From net realized gain on investments++++         --           --          --            --            (0.00)         --
 In excess of net investment income                --           --          --            (0.02)        (0.02)         --
 In excess of net realized gain on
  investments++++                                  --           --          (0.05)        --            (0.00)         --
                                               -----------  -----------  ------------------------ --------------  --------------
  Total distributions declared to
   shareholders                                 $  (0.50)    $  (0.50)   $  (0.58)     $  (0.10)     $  (0.57)      $  (0.58)
                                               -----------  -----------  ------------------------ --------------  --------------
Net asset value - end of period                 $   9.72     $   9.75    $   9.66      $   9.69      $  10.47       $   9.88
                                               ===========  ===========  ======================== ==============  ==============
Total return++                                     4.87%        6.19%       5.90%         (6.61)%+++   11.95%         10.11%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                        0.92%        0.93%       0.75%         0.75%+        0.63%          0.16%+
 Net investment income                             5.14%        5.10%       5.51%         5.21%+        5.30%          6.04%+
Portfolio turnover                                    9%           6%         24%            1%            3%            10%
Net assets at end of period (000 omitted)       $144,263     $172,907    $187,105      $195,042      $203,542       $124,644

   *For the period from the commencement of investment operations, February 3, 1992, to January 31, 1993.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended January 31, 1994, the per share distributions from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.0003, respectively.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        --           --          $0.52         $0.09         $0.53          $0.52
      Ratios (to average net assets):
       Expenses##                                  --           --          0.82%         0.96%+        0.91%          0.75%+
       Net investment income                       --           --          5.43%         5.01%+        5.01%          5.45%+

See notes to financial statements

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Financial Highlights - continued

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Arkansas Fund
 -----------------------------------------------------------  -----------------------------------------------------------
                                                                                             Two Months
                                                                                             Ended        Period Ended
                                                                 Year Ended March 31,        March 31,    January 31,
 -----------------------------------------------------------  --------- ---------  --------- ------------  --------------
                                                               1997      1996       1995       1994           1994**
 -----------------------------------------------------------  --------- ---------  --------- ------------  --------------
                                                               Class B
 -----------------------------------------------------------  --------- ---------  --------- ------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.75    $ 9.65     $ 9.69      $10.47        $10.42
                                                              --------- ---------  --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                                      $ 0.42    $ 0.42     $ 0.42      $ 0.07        $ 0.23
 Net realized and unrealized gain (loss) on investments         (0.03)     0.10       0.01       (0.78)        (0.04)
                                                              --------- ---------  --------- ------------  --------------
  Total from investment operations                             $ 0.39    $ 0.52     $ 0.43      $(0.71)       $ 0.19
                                                              --------- ---------  --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income                                    $(0.42)   $(0.42)    $(0.42)     $(0.07)       $(0.14)
 From net realized gain on investments++++                       --        --         --          --           (0.00)
 In excess of net investment income++++++                        --        --         --         (0.00)        (0.00)
 In excess of net realized gain on investments++++               --        --        (0.05)       --           (0.00)
                                                              --------- ---------  --------- ------------  --------------
  Total distributions declared to shareholders                 $(0.42)   $(0.42)    $(0.47)     $(0.07)       $(0.14)
                                                              --------- ---------  --------- ------------  --------------
Net asset value - end of period                                $ 9.72    $ 9.75     $ 9.65      $ 9.69        $10.47
                                                              ========= =========  ========= ============  ==============
Total return                                                    4.05%     5.43%      4.67%       (6.81)%+++    2.18%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                     1.71%     1.76%      1.84%       1.82%+        1.75%+
 Net investment income                                          4.34%     4.27%      4.40%       4.11%+        3.87%+
Portfolio turnover                                                 9%        6%        24%          1%            3%
Net assets at end of period (000 omitted)                      $7,548    $7,950     $7,231      $5,895        $5,179

    **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31, 1994.
     +Annualized.
   +++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the year ended January 31, 1994, the per share distributions from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.003, respectively.
++++++For the period ended March 31, 1994, and the year ended January 31, 1994, the per share distributions in excess of net investment income were $0.002 and $0.004, respectively.
   ss The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                                     --        --        $0.41       $0.07         $0.12
       Ratios (to average net assets):
        Expenses##                                               --        --        1.91%       2.02%+        3.44%+
        Net investment income                                    --        --        4.33%       3.91%+        2.18%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   California Fund
--------------------------------------------------  -----------------------------------------------------------------------------
                                                                                      Two Months   Eleven Months
                                                                                      Ended        Ended           Year Ended
                                                         Year Ended March 31,         March 31,    January 31,     February 28,
-------------------------------------------------- ----------- ----------- ----------------------- --------------- --------------

                                                    1997        1996        1995       1994           1994            1993
-------------------------------------------------- ----------- ----------- ----------------------- --------------- --------------

                                                    Class A
-------------------------------------------------- ----------- ----------- ----------------------- --------------- --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $   5.52    $   5.41    $   5.47    $   5.95       $   5.88        $   5.42
                                                   ----------- ----------- ----------------------- --------------- --------------

Income from investment operations# -
 Net investment income ss                           $   0.30    $   0.30    $   0.31    $   0.05       $   0.30        $   0.34
 Net realized and unrealized gain (loss)
   on investments                                      (0.05)       0.11       (0.05)      (0.48)          0.14            0.47
                                                   ----------- ----------- ----------------------- --------------- --------------

  Total from investment operations                  $   0.25    $   0.41    $   0.26    $  (0.43)      $   0.44        $   0.81
                                                   ----------- ----------- ----------------------- --------------- --------------

Less distributions declared to shareholders -
 From net investment income                         $  (0.30)   $  (0.30)   $  (0.31)   $  (0.04)      $  (0.29)       $  (0.34)
 From net realized gain on investments                 --          --          --          --             (0.07)          (0.01)
 In excess of net investment income++++                --          (0.00)      (0.00)      (0.01)         (0.01)          --
 In excess of net realized gain on investments         --          --          (0.01)      --             --              --
                                                   ----------- ----------- ----------------------- --------------- --------------

  Total distributions declared to shareholders      $  (0.30)   $  (0.30)   $  (0.32)   $  (0.05)      $  (0.37)       $  (0.35)
                                                   ----------- ----------- ----------------------- --------------- --------------

Net asset value - end of period                     $   5.47    $   5.52    $   5.41    $   5.47       $   5.95        $   5.88
                                                   =========== =========== ======================= =============== ==============

Total return++                                         4.55%       7.86%       4.85%       (7.21)%+++     7.64%+++       15.55%
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                            0.66%       0.66%       0.69%       0.68%+         0.60%+          0.39%
 Net investment income                                 5.36%       5.48%       5.80%       5.27%+         4.99%+          6.18%
Portfolio turnover                                       78%         69%         57%          8%            38%             64%
Net assets at end of period (000 omitted)           $232,612    $259,817    $272,161    $313,790       $356,419        $272,179

   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were $0.0049 and
    $0.0027, respectively.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                            $0.29       $0.29       $0.30       $0.05          $0.29           $0.32
      Ratios (to average net assets):
       Expenses##                                      0.81%       0.81%       0.84%       0.83%+         0.78%+          0.77%
       Net investment income                           5.21%       5.33%       5.65%       5.12%+         4.82%+          5.80%

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                                                                            California Fund
-------------------------------------------------- -----------------------------------------------------------------
Year Ended February 28,                             1992        1991       1990       1989      1988      1987
-------------------------------------------------- -----------  --------- ---------  ---------  --------- ----------
                                                    Class A
-------------------------------------------------- -----------  --------- ---------  ---------  --------- ----------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $   5.26    $  5.19    $  5.06    $  5.08   $  5.38    $  5.07
                                                   -----------  --------- ---------  ---------  --------- ----------
Income from investment operations -
 Net investment income ss                           $   0.35    $  0.33    $  0.33    $  0.32   $  0.31    $  0.32
 Net realized and unrealized gain (loss)
   on investments                                       0.20       0.07       0.13      (0.02)    (0.29)      0.34
                                                   -----------  --------- ---------  ---------  --------- ----------
  Total from investment operations                  $   0.55    $  0.40    $  0.46    $ (0.30)  $  0.02    $  0.66
                                                   -----------  --------- ---------  ---------  --------- ----------
Less distributions declared to shareholders -
 From net investment income                         $  (0.37)   $ (0.33)   $ (0.33)   $ (0.32)  $ (0.31)   $ (0.33)
 From net realized gain on investments                 (0.02)      --         --         --       (0.01)     (0.02)
                                                   -----------  --------- ---------  ---------  --------- ----------
  Total distributions declared to shareholders      $  (0.39)   $ (0.33)   $ (0.33)   $ (0.32)  $ (0.32)   $ (0.35)
                                                   -----------  --------- ---------  ---------  --------- ----------
Net asset value - end of period                     $   5.42    $  5.26    $  5.19    $  5.06   $  5.08    $  5.38
                                                   ===========  ========= =========  =========  ========= ==========
Total return++                                        10.69%      8.03%      9.28%      6.07%     0.83%     13.57%
Ratios (to average net assets)/Supplemental data ss:
 Expenses                                              0.40%      0.87%      1.00%      1.28%     1.20%      1.04%
 Net investment income                                 6.53%      6.39%      6.35%      6.35%     6.33%      6.25%
Portfolio turnover                                       73%       102%       243%       188%      240%        54%
Net assets at end of period (000 omitted)           $177,291    $84,551    $68,879    $59,212   $59,479    $62,368

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
ss The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
   Fund, the net investment income per share and the ratios would have been:
    Net investment income                              $0.33       --         --         --        --         --
    Ratios (to average net assets):
     Expenses                                          0.79%       --         --         --        --         --
     Net investment income                             6.14%       --         --         --        --         --

See notes to financial statements

---------------------------------------------------------------------------------------------------------------
                                                                         California Fund
--------------------------------------------------  -----------------------------------------------------------
                                                                                   Two Months
                                                                                   Ended        Period Ended
                                                        Year Ended March 31,       March 31,    January 31,
--------------------------------------------------  ---------  --------- --------- ------------  --------------
                                                    1997       1996       1995        1994          1994**
--------------------------------------------------  ---------  --------- --------- ------------  --------------
                                                    Class B
--------------------------------------------------  ---------  --------- --------- ------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  5.52    $  5.41    $  5.47     $  5.95       $  6.02
                                                    ---------  --------- --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                           $  0.25    $  0.26    $  0.25     $  0.04       $  0.10
 Net realized and unrealized gain (loss)
   on investments                                     (0.05)      0.11      (0.05)      (0.48)         --
                                                    ---------  --------- --------- ------------  --------------
  Total from investment operations                  $  0.20    $  0.37    $  0.20     $ (0.44)      $  0.10
                                                    ---------  --------- --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income                         $ (0.25)   $ (0.26)   $ (0.25)    $ (0.04)      $ (0.10)
 From net realized gain on investments                 --         --         --          --         $ (0.07)
 In excess of net investment income++++                --        (0.00)      --         (0.00)        (0.00)
 In excess of net realized gain on investments         --         --        (0.01)       --            --
                                                    ---------  --------- --------- ------------  --------------
  Total distributions declared to shareholders      $ (0.25)   $ (0.26)   $ (0.26)    $ (0.04)      $ (0.17)
                                                    ---------  --------- --------- ------------  --------------
Net asset value - end of period                     $  5.47    $  5.52    $  5.41     $  5.47       $  5.95
                                                    =========  ========= ========= ============  ==============
Total return                                          3.64%      6.93%      3.73%     (7.38)%+++      1.68%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                           1.54%      1.54%      1.76%       1.69%+        1.60%+
 Net investment income                                4.48%      4.59%      4.72%       4.18%+        3.64%+
Portfolio turnover                                      78%        69%        57%          8%           38%
Net assets at end of period (000 omitted)           $36,694    $34,675    $29,057     $21,252       $19,360

  **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31,
    1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the year ended March 31, 1996, the two months ended March 31, 1994, and the period ended January 31,
    1994, the per share distributions in excess of net investment income were $0.0041, $0.002 and $0.003, respectively.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                           $0.24      $0.24      $0.04       $0.09          --
      Ratios (to average net assets):
       Expenses##                                     1.69%      1.91%      1.83%+      1.81%+         --
       Net investment income                          4.33%      4.57%      4.04%+      3.43%+         --

See notes to financial statements

---------------------------------------------------------------------------------------------------------------
                                                                         California Fund
--------------------------------------------------  -----------------------------------------------------------
                                                                                   Two Months
                                                                                   Ended        Period Ended
                                                       Year Ended March 31,        March 31,    January 31,
--------------------------------------------------  ---------  --------- --------- ------------  --------------
                                                     1997       1996      1995        1994          1994***
--------------------------------------------------  ---------  --------- --------- ------------  --------------
                                                     Class C
--------------------------------------------------  ---------  --------- --------- ------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 5.53     $ 5.42    $ 5.48      $ 5.95        $ 5.89
                                                    ---------  --------- --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                            $ 0.24     $ 0.25    $ 0.26      $ 0.03        $ 0.01
 Net realized and unrealized gain (loss)
   on investments                                     (0.05)      0.11     (0.06)      (0.46)         0.06
                                                    ---------  --------- --------- ------------  --------------
  Total from investment operations                   $ 0.19     $ 0.36    $ 0.20      $(0.43)       $ 0.07
                                                    ---------  --------- --------- ------------  --------------
Less distributions declared to
  shareholders -
 From net investment income                          $(0.24)    $(0.25)   $(0.25)     $(0.04)       $(0.01)
 In excess of net investment income++++                --        (0.00)       --       (0.00)        (0.00)
 In excess of net realized gain on investments         --         --       (0.01)       --            --
                                                    ---------  --------- --------- ------------  --------------
  Total distributions declared to shareholders       $(0.24)    $(0.25)   $(0.26)     $(0.04)       $(0.01)
                                                    ---------  --------- --------- ------------  --------------
Net asset value - end of period                      $ 5.48     $ 5.53    $ 5.42      $ 5.48        $ 5.95
                                                    =========  ========= ========= ============  ==============
Total return                                          3.51%      6.77%     3.79%     (7.22)%+++      1.25%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                           1.66%      1.67%     1.69%       1.64%+        2.02%+
 Net investment income                                4.37%      4.47%     4.79%       3.92%+        1.78%+
Portfolio turnover                                      78%        69%       57%          8%           38%
Net assets at end of period (000 omitted)            $3,856     $4,353    $3,858      $1,701        $  917

 ***For the period from the commencement of offering Class C shares, January 3, 1994, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994 are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the year ended March 31, 1996, the two months ended March 31, 1994 and the period ended January 31,
    1994, the per share distributions in excess of net investment income were $0.0008, $0.004, $0.001 and
    $0.003, respectively.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                          $ 0.23     $ 0.24    $ 0.25      $ 0.03        $ --
      Ratios: (to average net assets):
       Expenses##                                     1.81%      1.82%     1.84%       1.80%+        3.53%+
       Net investment income                          4.22%      4.32%     4.64%       3.77%+        0.27%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Florida Fund
 ------------------------------------------------- ------------------------------------------------------------------------------
                                                                                        Two Months                   Period
                                                                                        Ended         Year Ended     Ended
                                                         Year Ended March 31,           March 31,     January 31,    January 31,
 ------------------------------------------------- -----------  -----------  ------------------------ -------------- -------------
                                                     1997        1996         1995        1994          1994           1993*
 ------------------------------------------------- -----------  -----------  ------------------------ -------------- -------------
                                                     Class A
 ------------------------------------------------- -----------  -----------  ------------------------ -------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $  9.82     $  9.60      $  9.65      $  10.63      $   9.89       $  9.53
                                                   -----------  -----------  ------------------------ -------------- -------------
Income from investment operations# -
 Net investment income ss                            $  0.51     $  0.52      $  0.54      $   0.09      $   0.57       $  0.58
 Net realized and unrealized gain (loss) on
  investments                                          (0.18)       0.22         0.02         (0.98)         0.86          0.36
                                                   -----------  -----------  ------------------------ -------------- -------------
  Total from investment operations                   $  0.33     $  0.74      $  0.56      $  (0.89)     $   1.43       $  0.94
                                                   -----------  -----------  ------------------------ -------------- -------------
Less distributions declared to
  shareholders -
 From net investment income                          $ (0.51)    $ (0.52)     $ (0.54)     $  (0.08)     $  (0.57)      $ (0.58)
 From net realized gain on investments                  --          --          (0.04)        --            (0.11)         --
 In excess of net investment income++++                 --         (0.00)        --           (0.01)        (0.01)         --
 In excess of net realized gain on investments          --          --          (0.03)        --            --             --
                                                   -----------  -----------  ------------------------ -------------- -------------
  Total distributions declared to shareholders       $ (0.51)    $ (0.52)     $ (0.61)     $  (0.09)     $  (0.69)      $ (0.58)
                                                   -----------  -----------  ------------------------ -------------- -------------
Net asset value - end of period                      $  9.64     $  9.82      $  9.60      $   9.65      $  10.63       $  9.89
                                                   ===========  ===========  ======================== ============== =============
Total return++                                         3.43%       7.81%        6.07%       (8.39)%+++     14.71%        10.28%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                            0.86%       0.86%        0.60%         0.77%+        0.49%         0.05%+
 Net investment income                                 5.26%       5.26%        5.75%         5.15%+        5.42%         6.27%+
Portfolio turnover                                       24%         56%         131%           19%           53%           54%
Net assets at end of period (000 omitted)            $80,342     $87,553      $89,894      $108,579      $124,131       $74,329

   *For the period from the commencement of offering Class A shares, February 3, 1992, to January 31, 1993.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0015.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management and distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                             --         $0.52        $0.52         $0.08         $0.52         $0.51
      Ratios: (to average net assets):
       Expenses##                                       --         0.90%        0.83%         1.12%+        0.93%         0.81%+
       Net investment income                            --         5.22%        5.52%         4.80%+        4.97%         5.51%+

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                                                                              Florida Fund
-------------------------------------------------- -----------------------------------------------------------------
                                                                                         Two Months
                                                                                         Ended        Period Ended
                                                         Year Ended March 31,            March 31,    January 31,
--------------------------------------------------  ----------- -----------  ----------- ------------  --------------
                                                     1997         1996        1995          1994          1994**
--------------------------------------------------  ----------- -----------  ----------- ------------  --------------
                                                     Class B
--------------------------------------------------  ----------- -----------  ----------- ------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $  9.82      $  9.60     $  9.64       $10.62        $10.69
                                                    ----------- -----------  ----------- ------------  --------------
Income from investment operations# -
 Net investment income ss                            $  0.43      $  0.43     $  0.43       $ 0.07        $ 0.18
 Net realized and unrealized gain (loss)
   on investments                                      (0.18)        0.22        0.04        (0.98)         0.03
                                                    ----------- -----------  ----------- ------------  --------------
  Total from investment operations                   $  0.25      $  0.65     $  0.47       $(0.91)       $ 0.21
                                                    ----------- -----------  ----------- ------------  --------------
Less distributions declared to
  shareholders -
 From net investment income                          $ (0.43)     $ (0.43)    $ (0.44)      $(0.06)       $(0.17)
 From net realized gain on investments                  --           --         (0.04)        --           (0.10)
 In excess of net investment income++++                 --          (0.00)       --          (0.01)        (0.01)
 In excess of net realized gain on investments          --           --         (0.03)        --            --
                                                    ----------- -----------  ----------- ------------  --------------
  Total distributions declared to shareholders       $ (0.43)     $ (0.43)    $ (0.51)      $(0.07)       $(0.28)
                                                    ----------- -----------  ----------- ------------  --------------
Net asset value - end of period                      $  9.64      $  9.82     $  9.60       $ 9.64        $10.62
                                                    =========== ===========  =========== ============  ==============
Total return                                           2.56%        6.88%       5.06%      (8.55)%+++      4.87%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                            1.72%        1.74%       1.68%        1.82%+        1.64%+
 Net investment income                                 4.40%        4.36%       4.63%        4.08%+        3.82%+
Portfolio turnover                                       24%          56%        131%          19%           53%
Net assets at end of period (000 omitted)            $14,701      $14,448     $12,667       $7,995        $7,244

  **For the period from the commencement of offering Class B shares, September 7, 1993, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0012.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                             --          $0.43       $0.41        $0.06         $0.16
      Ratios: (to average net assets):
       Expenses##                                       --          1.78%       1.91%        2.17%+        2.09%+
       Net investment income                            --          4.33%       4.40%        3.72%+        3.38%+

See notes to financial statements

------------------------------------------------------------------------------------------------------
                                                                      Georgia Fund
-------------------------------------------------- ---------------------------------------------------
                                                                                         Two Months
                                                                                         Ended
                                                         Year Ended March 31,            March 31,
--------------------------------------------------  ----------- -----------  -----------  ------------
                                                     1997         1996        1995         1994
--------------------------------------------------  ----------- -----------  -----------  ------------
                                                     Class A
--------------------------------------------------  ----------- -----------  -----------  ------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 10.47      $ 10.35     $ 10.38      $ 11.30
                                                    ----------- -----------  -----------  ------------
Income from investment operations# -
 Net investment income ss                            $  0.56      $  0.54     $  0.57      $  0.09
 Net realized and unrealized gain (loss)
   on investments                                      (0.10)        0.12        --          (0.92)
                                                    ----------- -----------  -----------  ------------
  Total from investment operations                   $  0.46      $  0.66     $  0.57      $ (0.83)
                                                    ----------- -----------  -----------  ------------
Less distributions declared to shareholders -
 From net investment income                          $ (0.55)     $ (0.54)    $ (0.56)     $ (0.06)
 From net realized gain on investments                  --           --         (0.01)        --
 In excess of net investment income++++                 --          (0.00)       --          (0.03)
 In excess of net realized gain on investments          --           --         (0.03)        --
                                                    ----------- -----------  -----------  ------------
  Total distributions declared to shareholders       $ (0.55)     $ (0.54)    $ (0.60)     $ (0.09)
                                                    ----------- -----------  -----------  ------------
Net asset value - end of period                      $ 10.38      $ 10.47     $ 10.35      $ 10.38
                                                    =========== ===========  ===========  ============
Total return++                                         4.47%        6.48%       5.65%      (7.34)%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                            1.03%        1.17%       1.14%        1.18%+
 Net investment income                                 5.34%        5.11%       5.50%        5.05%+
Portfolio turnover                                       27%          65%         56%           5%
Net assets at end of period (000 omitted)            $59,843      $68,183     $74,432      $85,878

   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income for Class A shares was $0.003.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                            $0.55        $0.53       $0.56        $0.09
      Ratios (to average net assets):
       Expenses##                                      1.10%        1.27%       1.24%        1.28%+
       Net investment income                           5.27%        5.01%       5.40%        4.95%+

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                                              Georgia Fund
---------------------------------------------  -----------------------------------------------------------------------------
                                                                                                            Period Ended
                                                                 Year Ended January 31,                     January 31,
---------------------------------------------  -----------------------------------------------------------------------------
                                                1994         1993        1992         1991        1990           1989*
---------------------------------------------  -----------------------------------------------------------------------------
                                                Class A
---------------------------------------------  -----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 10.57      $ 10.22     $  9.83      $  9.73     $  9.73        $ 9.53
                                               ----------- -----------  ----------- -----------  ----------- --------------
Income from investment operations -
 Net investment income ss                       $  0.57      $  0.58     $  0.61      $  0.63     $  0.66        $ 0.32
 Net realized and unrealized gain on
   investments                                     0.75         0.38        0.46         0.12        0.02          0.14
                                               ----------- -----------  ----------- -----------  ----------- --------------
  Total from investment operations              $  1.32      $  0.96     $  1.07      $  0.75     $  0.68        $ 0.46
                                               ----------- -----------  ----------- -----------  ----------- --------------
Less distributions declared to shareholders -
 From net investment income                     $ (0.55)     $ (0.60)    $ (0.66)     $ (0.63)    $ (0.66)       $(0.26)
 From net realized gain on investments            (0.01)       (0.01)      (0.02)       (0.02)      (0.02)         --
 In excess of net investment income               (0.03)        --          --           --          --            --
                                               ----------- -----------  ----------- -----------  ----------- --------------
  Total distributions declared to
    shareholders                                $ (0.59)     $ (0.61)    $ (0.68)     $ (0.65)    $ (0.68)       $(0.26)
                                               ----------- -----------  ----------- -----------  ----------- --------------
Net asset value - end of period                 $ 11.30      $ 10.57     $ 10.22      $  9.83     $  9.73        $ 9.73
                                               =========== ===========  =========== ===========  =========== ==============
Total return++                                   12.71%        9.56%      11.29%        8.06%       7.19%         7.57%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses                                         1.21%        1.08%       0.99%        0.74%       0.42%         0.40%+
 Net investment income                            5.10%        5.75%       6.08%        6.46%       6.72%         6.18%+
Portfolio turnover                                  14%          27%         36%          71%         99%          --
Net assets at end of period (000 omitted)       $94,407      $64,649     $47,869      $29,214     $12,628        $4,383

  *For the period from the commencement of investment operations, June 6, 1988, to January 31, 1989.
  +Annualized.
 ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
ss The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.56       $ 0.57      $ 0.60       $ 0.59      $ 0.57        $ 0.29
    Ratios (to average net assets):
     Expenses                                      1.31%        1.18%       1.09%        1.11%       1.31%         1.07%+
     Net investment income                         5.00%        5.65%       5.98%        6.09%       5.83%         5.51%+

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                                                                          Georgia Fund
---------------------------------------------  ---------------------------------------------------------------------
                                                                                   Two Months       Period Ended
                                                    Year Ended March 31,           Ended March 31,  January 31,
---------------------------------------------  ---------------------------------------------------------------------
                                                1997         1996         1995           1994            1994**
---------------------------------------------  ---------------------------------------------------------------------
                                                Class B
---------------------------------------------  ---------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $10.47       $ 10.36      $10.38         $11.30          $11.26
                                               ----------- -----------  ---------------------------  --------------
Income from investment operations# -
 Net investment income ss                       $ 0.47       $  0.45      $ 0.47         $ 0.07          $ 0.19
 Net realized and unrealized gain (loss)  on
  investments                                    (0.09)         0.12        0.02          (0.91)           0.05
                                               ----------- -----------  ---------------------------  --------------
  Total from investment operations              $ 0.38       $  0.57      $ 0.49         $(0.84)         $ 0.24
                                               ----------- -----------  ---------------------------  --------------
Less distributions declared to shareholders -
 From net investment income                     $(0.47)      $ (0.46)     $(0.47)        $(0.07)         $(0.18)
 From net realized gain on investments            --            --         (0.01)          --             (0.01)
 In excess of net investment income++++           --           (0.00)       --            (0.01)          (0.01)
 In excess of net realized gain on
   investments                                    --            --         (0.03)          --              --
                                               ----------- -----------  ---------------------------  --------------
  Total distributions declared to
    shareholders                                $(0.47)      $ (0.46)     $(0.51)        $(0.08)         $(0.20)
                                               ----------- -----------  ---------------------------  --------------
Net asset value - end of period                 $10.38       $ 10.47      $10.36         $10.38          $11.30
                                               =========== ===========  ===========================  ==============
Total return                                     3.63%         5.52%       4.88%        (7.47)%+++        5.34%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                      1.83%         2.00%       1.96%          1.99%+          1.97%+
 Net investment income                           4.53%         4.27%       4.66%          4.17%+          3.83%+
Portfolio turnover                                 27%           65%         56%             5%             14%
Net assets at end of period (000 omitted)       $9,995       $10,205      $8,695         $6,631          $5,766

  **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 ss The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                     $ 0.47          --          --             --              --
      Ratios: (to average net assets):
       Expenses##                                1.90%          --          --             --              --
       Net investment income                     4.46%          --          --             --              --


See notes to financial statements

----------------------------------------------------------------------------------------------------------------------
                                               Maryland Fund
----------------------------------------------------------------------------------------------------------------------
                                                                                 Two Months
                                                                                 Ended
                                                   Year Ended March 31,          March 31,    Year Ended January 31,
--------------------------------------------- -----------------------------------------------------------------------
                                               1997        1996        1995        1994        1994        1993
--------------------------------------------- -----------------------------------------------------------------------
                                               Class A
--------------------------------------------- -----------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $  11.04    $  10.94    $  10.89    $  11.81    $  11.40    $  11.20
                                              ---------- ----------- ----------- ------------ ----------- -----------
Income from investment operations# -
 Net investment income ss                      $   0.57    $   0.57    $   0.59    $   0.10    $   0.62    $   0.67
 Net realized and unrealized gain (loss)  on
  investments                                     (0.16)       0.09        0.09       (0.92)       0.53        0.24
                                              ---------- ----------- ----------- ------------ ----------- -----------
  Total from investment operations             $   0.41    $   0.66    $   0.68    $  (0.82)   $   1.15    $   0.91
                                              ---------- ----------- ----------- ------------ ----------- -----------
Less distributions declared to shareholders -
 From net investment income                    $  (0.56)   $  (0.56)   $  (0.59)   $  (0.06)   $  (0.61)   $  (0.69)
 From net realized gain on investments            --          --          --          --          (0.07)      (0.02)
 In excess of net investment income++++           --          --          (0.00)      (0.04)      (0.04)      --
 In excess of net realized gain on
   investments                                    --          --          (0.04)      --          (0.02)      --
                                              ---------- ----------- ----------- ------------ ----------- -----------
Total distributions declared to
  shareholders                                 $  (0.56)   $  (0.56)   $  (0.63)   $  (0.10)   $  (0.74)   $  (0.71)
                                              ---------- ----------- ----------- ------------ ----------- -----------
Net asset value - end of period                $  10.89    $  11.04    $  10.94    $  10.89    $  11.81    $  11.40
                                              ========== =========== =========== ============ =========== ===========
Total return++                                    3.75%       6.17%       6.51%     (6.96)%+++   10.27%     8.34%
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                       1.12%       1.19%       1.21%       1.23%+      1.25%       1.14%
 Net investment income                            5.21%       5.10%       5.46%       4.97%+      5.42%       6.13%
Portfolio turnover                                  22%         15%         31%          1%         25%          5%
Net assets at end of period (000 omitted)      $126,405    $139,297    $145,361    $161,290    $173,419    $145,794

   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended March 31, 1995, the per share distribution in excess of net investment income was $0.003.
 ss The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                       $0.57       --          --          --          --          --
      Ratios: (to average net assets):
       Expenses##                                 1.19%       --          --          --          --          --
       Net investment income                      5.14%       --          --          --          --          --


See notes to financial statements

-----------------------------------------------------------------------------------------------------
                                               Maryland Fund
--------------------------------------------- -------------------------------------------------------
Year Ended January 31,                         1992        1991       1990       1989       1988
--------------------------------------------- ----------------------  ---------  --------- ----------
                                               Class A
--------------------------------------------- -------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period          $  10.97    $  10.79    $ 10.76   $ 10.62    $ 11.20
                                              ---------- -----------  ---------  --------- ----------
Income from investment operations -
 Net investment income                         $   0.70    $   0.70    $  0.69   $  0.69    $  0.68
 Net realized and unrealized gain (loss)  on
  investments                                      0.31        0.19       0.04      0.14      (0.57)
                                              ---------- -----------  ---------  --------- ----------
  Total from investment operations             $   1.01    $   0.89    $  0.73   $  0.83    $  0.11
                                              ---------- -----------  ---------  --------- ----------
Less distributions declared to shareholders -
 From net investment income                    $  (0.76)   $  (0.70)   $ (0.69)  $ (0.69)   $ (0.67)
 From net realized gain on investments            (0.02)      (0.01)     (0.01)     --        (0.01)
 From paid-in capital                             --          --          --        --        (0.01)
                                              ---------- -----------  ---------  --------- ----------
  Total distributions declared to
    shareholders                               $  (0.78)   $  (0.71)   $ (0.70)  $ (0.69)   $ (0.69)
                                              ---------- -----------  ---------  --------- ----------
Net asset value - end of period                $  11.20    $  10.97    $ 10.79   $ 10.76    $ 10.62
                                              ========== ===========  =========  ========= ==========
Total return++                                    9.55%       8.51%      6.90%     8.15%      1.25%
Ratios (to average net assets)/Supplemental data:
 Expenses                                         1.16%       1.17%      1.18%     1.14%      1.10%
 Net investment income                            6.32%       6.45%      6.33%     6.52%      6.47%
Portfolio turnover                                   9%         41%        58%       34%        13%
Net assets at end of period (000 omitted)      $119,120    $101,742    $93,175   $84,380    $79,906

++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


See notes to financial statements

----------------------------------------------------------------------------------------------------------
                                               Maryland Fund
---------------------------------------------  -----------------------------------------------------------
                                                                              Two Months
                                                                              Ended        Period Ended
                                                 Year Ended March 31,         March 31,    January 31,
---------------------------------------------  -----------------------------------------------------------
                                               1997       1996      1995        1994           1994**
---------------------------------------------  -----------------------------------------------------------
                                               Class B
---------------------------------------------  -----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 11.03    $ 10.93   $ 10.88      $11.80        $11.88
                                               --------- ---------  --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                      $  0.50    $  0.48   $  0.51      $ 0.08        $ 0.22
 Net realized and unrealized gain (loss)  on
  investments                                    (0.17)      0.10      0.09       (0.91)        (0.01)
                                               --------- ---------  --------- ------------  --------------
  Total from investment operations             $  0.33    $  0.58   $  0.60      $(0.83)       $ 0.21
                                               --------- ---------  --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income                    $ (0.48)   $ (0.48)  $ (0.51)     $(0.08)       $(0.21)
 From net realized gain on investments            --         --        --          --           (0.05)
 In excess of net investment income++++           --         --       (0.00)      (0.01)        (0.01)
 In excess of net realized gain on
   investments                                    --         --       (0.04)       --           (0.02)
                                               --------- ---------  --------- ------------  --------------
  Total distributions declared to
    shareholders                               $ (0.48)   $ (0.48)  $ (0.55)     $(0.09)       $(0.29)
                                               --------- ---------  --------- ------------  --------------
Net asset value - end of period                $ 10.88    $ 11.03   $ 10.93      $10.88        $11.80
                                               ========= =========  ========= ============  ==============
Total return                                     3.03%      5.41%     5.75%     (7.08)%+++      4.45%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                      1.82%      1.91%     1.93%       1.95%+        1.81%+
 Net investment income                           4.50%      4.36%     4.73%       4.19%+        4.23%+
Portfolio turnover                                 22%        15%       31%          1%           25%
Net assets at end of period (000 omitted)      $17,379    $13,694   $11,168      $6,478        $5,345

  **For the period from the commencement of offering Class B shares, September 7, 1993, to January 31,
    1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the year ended March 31, 1995, the per share distribution in excess of net investment income was
    $0.003.
 ss The investment adviser voluntarily waived a portion of its management fee for the period indicated.
    If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                    $  0.49       --        --          --            --
      Ratios: (to average net assets):
       Expenses##                                1.89%       --        --          --            --
       Net investment income                     4.43%       --        --          --            --


See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                               Massachusetts Fund
---------------------------------------------  ------------------------------------------------------------------------
                                                                                 Two Months
                                                                                 Ended
                                                   Year Ended March 31,          March 31,     Year Ended January 31,
---------------------------------------------  ------------------------------------------------------------------------
                                               1997        1996        1995         1994        1994        1993
---------------------------------------------  ------------------------------------------------------------------------
                                               Class A
---------------------------------------------  ------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $  10.98    $  10.84    $  10.90     $  11.75    $  11.41    $  11.05
                                              ---------- ----------- ----------- ------------- ----------- -----------
Income from investment operations# -
 Net investment income ss                      $   0.61    $   0.60    $   0.64     $   0.11    $   0.64    $   0.68
 Net realized and unrealized gain (loss)  on
  investments                                     (0.14)       0.14       (0.03)       (0.85)       0.58        0.39
                                              ---------- ----------- ----------- ------------- ----------- -----------
  Total from investment operations             $   0.47    $   0.74    $   0.61     $  (0.74)   $   1.22    $   1.07
                                              ---------- ----------- ----------- ------------- ----------- -----------
Less distributions declared to shareholders -
 From net investment income                    $  (0.59)   $  (0.60)   $  (0.64)    $  (0.07)   $  (0.64)   $  (0.71)
 From net realized gain on investments            --          --          (0.02)       --          (0.20)      --
 In excess of net investment income++++           --          (0.00)      --           (0.04)      (0.04)      --
 In excess of net realized gain on
   investments                                    --          --          (0.01)       --          --          --
                                              ---------- ----------- ----------- ------------- ----------- -----------
  Total distributions declared to
    shareholders                               $  (0.59)   $  (0.60)   $  (0.67)    $  (0.11)   $  (0.88)   $  (0.71)
                                              ---------- ----------- ----------- ------------- ----------- -----------
Net asset value - end of period                $  10.86    $  10.98    $  10.84     $  10.90    $  11.75    $  11.41
                                              ========== =========== =========== ============= =========== ===========
Total return++                                    4.39%       6.95%       5.89%      (6.34)%+++   11.02%      10.03%
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                       1.12%       1.17%       1.17%        1.19%+      1.19%       1.08%
 Net investment income                            5.55%       5.44%       6.01%        5.64%+      5.71%       6.33%
Portfolio turnover                                  33%         31%         31%           4%         30%         32%
Net assets at end of period (000 omitted)      $234,874    $249,497    $262,551     $277,748    $300,894    $270,778

   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.002.
 ss The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                       $0.60       --          --           --          --          --
      Ratios: (to average net assets):
       Expenses##                                 1.19%       --          --           --          --          --
       Net investment income                      5.48%       --          --           --          --          --


See notes to financial statements

---------------------------------------------------------------------------------------------------------
                                                Massachusetts Fund
--------------------------------------------- -----------------------------------------------------------
Year Ended January 31,                         1992        1991        1990       1989         1988
--------------------------------------------- ---------------------- ----------- ----------- ------------
                                               Class A
--------------------------------------------- -----------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period          $  10.68    $  10.58    $  10.65   $  10.60     $  11.25
                                              ---------- ----------- ----------- ----------- -----------
Income from investment operations -
 Net investment income                         $   0.73    $   0.71    $   0.72   $   0.72     $   0.71
 Net realized and unrealized gain (loss)  on
  investments                                      0.43        0.11       (0.07)      0.05        (0.65)
                                              ---------- ----------- ----------- ----------- -----------
  Total from investment operations             $   1.16    $   0.82    $   0.65   $   0.77     $   0.06
                                              ---------- ----------- ----------- ----------- -----------
Less distributions declared to shareholders -
 From net investment income                    $  (0.78)   $  (0.72)   $  (0.72)  $  (0.72)    $  (0.71)
 From paid-in capital                             (0.01)      --          --         --           --
                                              ---------- ----------- ----------- ----------- -----------
  Total distributions declared to
    shareholders                               $  (0.79)   $  (0.72)   $  (0.72)  $  (0.72)    $  (0.71)
                                              ---------- ----------- ----------- ----------- -----------
Net asset value - end of period                $  11.05    $  10.68    $  10.58   $  10.65     $  10.60
                                              ========== =========== =========== =========== ===========
Total return++                                   11.23%       8.12%       6.28%      7.65%        0.80%
Ratios (to average net assets)/Supplemental data:
 Expenses                                         1.06%       1.07%       1.10%      1.07%        1.04%
 Net investment income                            6.65%       6.74%       6.75%      6.90%        6.79%
Portfolio turnover                                  51%         43%         52%        26%          27%
Net assets at end of period (000 omitted)      $239,311    $213,679    $215,381   $212,763     $224,219

++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


See notes to financial statements

----------------------------------------------------------------------------------------------------------
                                               Massachusetts Fund
---------------------------------------------  -----------------------------------------------------------
                                                                              Two Months
                                                                              Ended        Period Ended
                                                 Year Ended March 31,         March 31,    January 31,
---------------------------------------------  -----------------------------------------------------------
                                               1997       1996       1995        1994          1994**
---------------------------------------------  -----------------------------------------------------------
                                               Class B
---------------------------------------------  -----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 10.99    $ 10.84    $10.90      $11.75        $11.91
                                               --------- ---------  --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                      $  0.53    $  0.52    $ 0.55      $ 0.09        $ 0.23
 Net realized and unrealized gain (loss)  on
  investments                                    (0.13)      0.15     (0.02)      (0.85)         0.04
                                               --------- ---------  --------- ------------  --------------
  Total from investment operations             $  0.40    $  0.67    $ 0.53      $(0.76)       $ 0.27
                                               --------- ---------  --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income                    $ (0.52)   $ (0.52)   $(0.56)     $(0.09)       $(0.22)
 From net realized gain on investments            --         --       (0.02)       --           (0.20)
 In excess of net investment income++++           --        (0.00)     --          --           (0.01)
 In excess of net realized gain on
   investments                                    --         --       (0.01)       --            --
                                               --------- ---------  --------- ------------  --------------
  Total distributions declared to
    shareholders                               $ (0.52)   $ (0.52)   $(0.59)     $(0.09)       $(0.43)
                                               --------- ---------  --------- ------------  --------------
Net asset value - end of period                $ 10.87    $ 10.99    $10.84      $10.90        $11.75
                                               ========= =========  ========= ============  ==============
Total return                                     3.66%      6.27%     5.13%     (6.46)%+++      5.89%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                      1.81%      1.90%     1.89%       1.91%+        1.81%+
 Net investment income                           4.81%      4.71%     5.27%       4.89%+        4.62%+
Portfolio turnover                                 33%        51%       31%          4%           30%
Net assets at end of period (000 omitted)      $15,204    $11,316    $8,676      $4,993        $4,191

  **For the period from the commencement of offering Class B shares, September 7, 1993, to January 31,
    1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
  ##For fiscal year ending after September 1, 1995, the Fund's expenses are calculated without reduction of fees paid indirectly.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was
    $0.0013.
 ss The investment adviser voluntarily waived a portion of its management fee for the period indicated.
    If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                      $0.52       --        --          --            --
      Ratios: (to average net assets):
       Expenses##                                1.88%       --        --          --            --
       Net investment income                     4.74%       --        --          --            --


See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixteen Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund* (Alabama Fund), MFS Arkansas Municipal Bond Fund* (Arkansas Fund), MFS California Municipal Bond Fund* (California Fund), MFS Florida Municipal Bond Fund* (Florida Fund), MFS Georgia Municipal Bond Fund* (Georgia Fund), MFS Maryland Municipal Bond Fund* (Maryland Fund), MFS Massachusetts Municipal Bond Fund* (Massachusetts Fund), MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. Each Fund, except MFS Municipal Income Fund, is non-diversified.

The Funds denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal, political and economic environment of the particular state.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are valued at closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Futures Contracts -- Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in index contracts, or contracts on related options, for purposes other than hedging may be made when a Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high yield debt securities; are reported as an addition to the cost basis of the security. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on each Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended March 31, 1997, the following amounts were reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments due to timing differences between book and tax accounting for accrued market discount on disposal of securities:

  Alabama   Arkansas   California   Florida   Georgia    Maryland   Massachusetts
     Fund       Fund         Fund      Fund      Fund        Fund            Fund
==========  ========= ============  ======== ========= ===========  ===============
$65,498      $23,031      $69,842    $5,020   $34,609    $161,664         $79,236

These changes had no effect on the net assets or the net asset value per share of the Funds.

At March 31, 1997, the following Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                   Alabama      Arkansas     California      Florida       Georgia       Maryland     Massachusetts
Expiration Date       Fund          Fund           Fund         Fund          Fund           Fund              Fund
=================  ========  ============= ============== ============= ============= =============  ===============
March 31, 2002        $ --    $       --    $   277,504   $       --    $       --    $        --        $       --
March 31, 2003          --            --    $10,212,078    5,923,777     2,089,918             --         3,052,342
March 31, 2004          --     2,618,347        403,290           --     1,339,129      4,231,087         1,732,935
March 31, 2005          --       215,971        588,165    1,290,661            --      1,055,172           405,182
                   --------  ----------- -------------- ------------- ------------- -------------  -----------------
 Total                $       $2,834,318    $11,481,037   $7,214,438    $3,429,047    $ 5,286,259        $5,190,459
                   ========  =========== ============== ============= ============= =============  =================

Multiple Classes of Shares of Beneficial Interest -- Each Fund offers both Class A and Class B shares. The California Fund offers Class C shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser waived a portion of its fee with respect to the California, Georgia, Maryland and Massachusetts Funds, which is reflected as a reduction of expenses in the Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the year ended March 31, 1997, is a net periodic pension expense for each Fund, as follows:

 Alabama   Arkansas   California   Florida  Georgia   Maryland   Massachusetts
    Fund       Fund         Fund      Fund     Fund       Fund            Fund
=========  ========= ============  ======== ========  =========  ===============
  $3,721     $3,198      $11,432    $3,201   $5,090     $5,425         $20,098

Administrator -- Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor -- MFD, a wholly owned subsidiary of MFS, as distributor, received $65,389, $178,324, $347,772, $86,868, $61,423, $141,691 and $177,166
as its portion of the sales charge on sales of Class A shares of the Alabama, Arkansas, California, Georgia, Florida, Maryland and Massachusetts Funds, respectively, for the year ended March 31, 1997.

The Trustees have adopted a distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $57,575, $36,598, $19,500, $51,461 and $172,420 for the
Alabama, Arkansas, Georgia, Maryland and Massachusetts Funds for the year ended March 31, 1997. Fees incurred under the distribution plan during the year ended March 31, 1997 were 0.25%, 0.10%, 0.00%, 0.00%, 0.25%, 0.35% and
0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Alabama, Arkansas, California, Florida, Georgia, Maryland and Massachusetts Funds. Payments of the 0.10% per annum distribution fee will commence on such date as the Trustees may determine for the Alabama, Arkansas and Georgia Funds. Payments of the 0.35% per annum distribution and service fee by the California and Florida Funds will commence on such date as the Trustees may determine. In the case of the Arkansas Fund, a portion of the service fee is currently being paid by the Fund; payment of the remaining portion of the service fee will become payable on such date as the Trustees may determine.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. Except in the case of the up to 0.25% per annum first year service fee, payments by the California and Florida Funds will commence on such date to be determined by the Trustees. In the case of the Arkansas Fund, except in the case of the up to 0.25% per annum first year service fee, the service fee is currently 0.10% per annum on Class B shares held over one year. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,153, $2,699, $4,126, $4,680 and $1,836 for the Alabama, Arkansas, Georgia, Maryland and Massachusetts Funds, respectively for Class B shares. MFS retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,426 for the California Fund for Class C shares. Fees incurred under the distribution plan during the year ended March 31, 1997, were 1.00%, 0.84%, 0.83%, 0.80%, 1.00%, 1.00% and 1.00%, of each of the Fund's average daily net assets attributable to Class B shares for the Alabama, Arkansas, California, Florida, Georgia, Maryland and Massachusetts Funds, respectively on an annualized basis. Fees incurred under the distribution plan during the year ended March 31, 1997 were 1.00% of the Fund's average daily net assets attributable to Class C shares for the California Fund on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1997 on Class A, Class B and Class C shares were as follows:

                 Alabama   Arkansas   California     Florida    Georgia  Maryland   Massachusetts
CDSC imposed        Fund       Fund         Fund        Fund       Fund      Fund            Fund
================ ========  ========= ============  =========  ========= =========  ===============
Class A           $   --    $    --     $ 16,440     $    10    $   244   $    --         $    47
                 --------  --------- ------------  ---------  --------- ---------  ---------------
Class B           $7,246    $24,877     $171,782     $50,353    $45,183   $39,109         $29,809
                 --------  --------- ------------  ---------  --------- ---------  ---------------
Class C           $   --    $    --     $  3,203     $    --    $    --   $    --         $    --
                 ========  ========= ============  =========  ========= =========  ===============

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of each Fund's average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations were as follows (000 omitted):

               Alabama   Arkansas   California   Florida    Georgia   Maryland   Massachusetts
                  Fund       Fund         Fund      Fund       Fund       Fund            Fund
 ============ =========  ========= ============  ========= =========  =========  ===============
Purchases      $18,212    $14,435     $217,495   $23,004    $19,667    $30,967         $82,682
Sales           24,547     43,069      253,260    30,192     29,372     43,184          90,133

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows (000 omitted):

                                  Alabama    Arkansas   California    Florida    Georgia    Maryland    Massachusetts
                                     Fund        Fund         Fund       Fund       Fund        Fund             Fund
 ===============================  ========== ========== ============  =========   ========= =========== ===============
Aggregate cost                    $79,124    $145,330     $253,441    $90,193    $63,932    $135,167         $232,542
                                  ========== =========  ============  =========  ========= =========== ===============

Gross unrealized appreciation     $ 4,529    $  5,929     $ 11,948    $ 4,250    $ 4,142    $  7,102         $ 13,631
Gross unrealized depreciation        (516)       (814)      (1,145)      (610)      (248)       (752)          (1,827)
                                  ---------- ---------  ------------  ---------  --------- ----------- ---------------
Net unrealized appreciation       $ 4,013    $  5,115     $ 10,803    $ 3,640    $ 3,894    $  6,350         $ 11,804
                                  ========== =========  ============  =========  ========= =========== ===============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

 Class A Shares
                                       Alabama Fund           Arkansas Fund          California Fund
                                  -------------------- ---------------------- ------------------------
Year Ended March 31, 1997
(000 Omitted)                     Shares     Amount     Shares       Amount      Shares       Amount
 ===============================  ======= ===========  ========= ============ ===========  ============
Shares sold                          241    $ 2,533        892     $  8,719      25,463    $ 140,414
Shares issued to shareholders
  in reinvestment
  of distributions                   192      2,024        368        3,589       1,024        5,658
Shares reacquired                   (933)    (9,831)    (4,159)     (40,524)    (31,073)    (171,472)
                                  ------- -----------  --------- ------------ -----------  ------------
Net decrease                        (500)   $(5,274)    (2,899)    $(28,216)     (4,586)   $ (25,400)
                                  ======= ===========  ========= ============ ===========  ============

 Year Ended March 31, 1996
(000 Omitted)                     Shares       Amount    Shares       Amount      Shares       Amount
 ===============================  ======= ===========  ========= ============ ===========  ============
Shares sold                          461     $  4,854       952     $  9,317      14,785    $  82,615
Shares issued to shareholders
  in reinvestment
  of distributions                   167        1,774       433        4,248       1,157        6,424
Shares reacquired                   (893)      (9,492)   (3,027)     (29,685)    (19,147)    (106,882)
                                  ------- -----------  --------- ------------ -----------  ------------
Net decrease                        (265)    $ (2,864)   (1,642)    $(16,120)     (3,205)   $ (17,843)
                                  ======= ===========  ========= ============ ===========  ============

                                         Florida Fund           Georgia Fund            Maryland Fund
                                  -------------------- ---------------------- ------------------------
Year Ended March 31, 1997
(000 Omitted)                     Shares       Amount    Shares       Amount      Shares       Amount
 ===============================  ======= ===========  ========= ============ ===========  ============
Shares sold                        4,179      $40,872       285       $2,988         483       $5,314
Shares issued to shareholders
  in reinvestment
  of distributions                   175        1,710       169        1,776         323        3,556
Shares reacquired                 (4,933)     (48,215)   (1,204)     (12,622)     (1,816)     (19,969)
                                  ------- -----------  --------- ------------ -----------  ------------
Net decrease                        (579)    $ (5,633)     (750)    $ (7,858)     (1,010)    $(11,099)
                                  ======= ===========  ========= ============ ===========  ============


 Year Ended March 31, 1996
(000 Omitted)                     Shares       Amount    Shares       Amount      Shares       Amount
 ===============================  ======= ===========  ========= ============ ===========  ============
Shares sold                        4,022     $ 39,659       599     $  6,335         576     $  6,386
Shares issued to shareholders
  in reinvestment
  of distributions                   164        1,624       186        1,962         358        3,959
Shares reacquired                 (4,632)     (45,774)   (1,458)     (15,415)     (1,602)     (17,764)
                                  ------- -----------  --------- ------------ -----------  ------------
Net decrease                        (446)    $ (4,491)     (673)    $ (7,118)       (668)      (7,419)
                                  ======= ===========  ========= ============ ===========  ============

Class A Shares - continued
                                                          Massachusetts Fund
                                                      ---------------------------
Year Ended March 31, 1997
(000 Omitted)                                          Shares         Amount
====================================================  =========  ================
Shares sold                                             5,022       $ 54,988
Shares issued to shareholders in reinvestment of
  distributions                                           543          5,952
Shares reacquired                                      (6,660)       (72,947)
                                                      ---------  ----------------
Net decrease                                           (1,095)      $(12,007)
                                                      =========  ================

Year Ended March 31, 1996
(000 Omitted)                                          Shares         Amount
====================================================  =========  ================
Shares sold                                             3,359       $ 37,357
Shares issued to shareholders in reinvestment of
  distributions                                           576          6,381
Shares reacquired                                      (5,434)       (60,354)
                                                      ---------  ----------------
Net decrease                                           (1,499)      $(16,616)
                                                      =========  ================

Class B Shares
                                                          Alabama Fund        Arkansas Fund       California Fund
                                                      ------------------ ------------------- ---------------------
Year Ended March 31, 1997
(000 Omitted)                                         Shares      Amount  Shares      Amount    Shares     Amount
====================================================  ========  ======== ========  =========  ========= ==========
Shares sold                                              137     $ 1,447      93     $   908     1,772    $ 9,775
Shares issued to shareholders in reinvestment of
  distributions                                           15         156      16         158       136        753
Shares reacquired                                        (41)       (437)   (148)     (1,448)   (1,490)    (8,212)
                                                      --------  -------- --------  ---------  --------- ----------
Net increase (decrease)                                  111     $ 1,166     (39)    $  (382)      418    $ 2,316
                                                      ========  ======== ========  =========  ========= ==========

Year Ended March 31, 1996
(000 Omitted)                                         Shares      Amount  Shares      Amount    Shares     Amount
====================================================  ========  ======== ========  =========  ========= ==========
Shares sold                                              183     $ 1,948     143     $ 1,406     1,980    $11,011
Shares issued to shareholders in reinvestment of
  distributions                                            8          88      17         169       130        724
Shares reacquired                                        (33)       (345)    (94)       (923)   (1,194)    (6,655)
                                                      --------  -------- --------  ---------  --------- ----------
Net increase                                             158     $ 1,691      66     $   652       916    $ 5,080
                                                      ========  ======== ========  =========  ========= ==========

                                                        Florida Fund        Georgia Fund         Maryland Fund
                                                      ------------------ ------------------- ---------------------
Year Ended March 31, 1997
(000 Omitted)                                         Shares      Amount  Shares      Amount    Shares     Amount
====================================================  ========  ======== ========  =========  ========= ==========
Shares sold                                              298     $ 2,980     201     $ 2,101       542    $ 5,964
Shares issued to shareholders in reinvestment of
  distributions                                           25         243      22         225        34        379
Shares reacquired                                       (269)     (2,696)   (236)     (2,459)     (220)    (2,424)
                                                      --------  -------- --------  ---------  --------- ----------
Net increase (decrease)                                   54     $   527     (13)    $  (133)      356    $ 3,919
                                                      ========  ======== ========  =========  ========= ==========

Year Ended March 31, 1996
(000 Omitted)                                         Shares      Amount  Shares      Amount    Shares     Amount
====================================================  ========  ======== ========  =========  ========= ==========
Shares sold                                              396     $ 3,905     301     $ 3,193       485    $ 5,368
Shares issued to shareholders in reinvestment of
  distributions                                           25         249      21         218        27        297
Shares reacquired                                       (269)     (2,660)   (186)     (1,961)     (292)    (3,242)
                                                      --------  -------- --------  ---------  --------- ----------
Net increase                                             152     $ 1,494     136     $ 1,450       220    $ 2,423
                                                      ========  ======== ========  =========  ========= ==========

                                                      Massachusetts Fund
                                                     --------------------
Year Ended March 31, 1997
(000 Omitted)                                         Shares      Amount
====================================================  ======== ==========
Shares sold                                              546    $ 5,976
Shares issued to shareholders in reinvestment of
  distributions                                           35         383
Shares reacquired                                       (212)     (2,324)
                                                      -------- ----------
Net increase                                             369     $ 4,035
                                                      ======== ==========


Year Ended March 31, 1996
(000 Omitted)                                         Shares      Amount
====================================================  ======== ==========
Shares sold                                              374     $ 4,133
Shares issued to shareholders in reinvestment of
  distributions                                           23         251
Shares reacquired                                       (166)     (1,834)
                                                      -------- ----------
Net increase                                             231     $ 2,550
                                                      ======== ==========


Class C Shares
                                                         California Fund
                                                      ------------------
Year Ended March 31, 1997
(000 Omitted)                                         Shares      Amount
====================================================  ======== =========
Shares sold                                              312     $ 1,727
Shares issued to shareholders in reinvestment of
  distributions                                           14          80
Shares reaquired                                        (411)     (2,275)
                                                      -------- ---------
Net decrease                                             (85)    $  (468)
                                                      ======== =========


Year Ended March 31, 1996
(000 Omitted)                                         Shares      Amount
====================================================  ======== =========
Shares sold                                              368     $ 2,042
Shares issued to shareholders in reinvestment of
  distributions                                           14          80
Shares reaquired                                        (307)     (1,701)
                                                      -------- ---------
Net increase                                              75     $   421
                                                      ======== =========

(6) Line of Credit

The Trust entered into an agreement which enables each of the Funds to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the each of the Funds for the year ended March 31, 1997, ranged from $0 to $2,853.

(7) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts                                                                                Unrealized
Fund                 Description                 Expiration       Contracts       Position       Depreciation
==================   ==========================  ===============  ==============  =============  =================
Alabama Fund         Municipal Bond Index        June 1997        45              Long           $101,531
Arkansas Fund        Municipal Bond Index        June 1997        20              Long           $40,728

At March 31, 1997, each Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

The Trust also invests in indexed securities whose value may be linked to interest rates, commodities, indices or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself. The following is a summary of such securities held at March 31, 1997.

                                                                                   Principal Amount                 Unrealized
Fund         Description                                        Index              (000 Omitted)     Value          Depreciation
===========  =================================================  =================  ================  =============  ===============
Arkansas    Puerto Rico Public Buildings Authority
             Public Education and Health Rev., 6.45s, 2016     PSA Municipal Swap  $2,000           $1,874,880      $(125,120)
Maryland    Puerto Rico Public Buildings Authority
             Public Education and Health Rev., 6.45s, 2016     PSA Municipal Swap   3,000            2,812,320       (187,680)

Independent Auditors' Report

To the Trustees of MFS Municipal Series Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997, and 1996, and the financial highlights for each of the years in the three-year period ended March 31, 1997, the two months ended March 31, 1994, and each of the years in the seven-year period ended January 31, 1994, (except for MFS California Municipal Bond Fund which is for each of the years in the three-year period ended March 31, 1997, the two months ended March 31, 1994, the eleven months ended January 31, 1994, and for each of the years in the seven-year period ended February 28, 1993). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust at March 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 25, 1997

          -----------------------------------------------------------
  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

Introducing a quick and easy way to learn some financial basics:

The ABCs of Investing
part of MFS(R) Heritage Planning(SM)

[LOGO OF JUGGLING BLOCKS]


This series of brief messages provides an overview of investment topics, including:
(bullet) Dollar-cost Averaging: a simple method of investing that could work for anyone
(bullet) Interest Rate Changes: what every fixed-income investor should know (bullet) Lump-sum Rollovers: how to handle a windfall
(bullet) Professional Financial Advisers: why even smart investors may need one (bullet) Straw into Gold: tips for weaving small lifestyle changes into dollars to invest
(bullet) Weathering Market Downturns: how to maintain perspective
(bullet) Basic Steps Smart Investors Take Automatically

The series will include messages on other topics as they become available.

You can read through each topic quickly - in five minutes at most. Of course, these materials are not designed to turn you into an expert. Your financial adviser can provide more information on any of the ABC subjects. A conversation with your adviser might also provide an opportune occasion to review your portfolio and to assess your present and future financial needs.

To request your free copy of The ABCs of Investing series, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

As part of MFS Heritage Planning, your adviser has access to a wide range of MFS materials he or she would be happy to share with you on topics related to the intergenerational concerns of people today. These include financing college tuition and a secure retirement, eldercare, tax-smart gifting strategies, estate and health care planning, and other issues.

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.


Stock
-------------------------------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Gold & Natural Resources Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Research Growth and Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Value Fund

Stock and Bond
-------------------------------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
-------------------------------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity Bond
-------------------------------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund

World
-------------------------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
MFS(R)/Foreign & Colonial International Growth Fund
MFS(R)/Foreign & Colonial International Growth and Income Fund
MFS(R) World Asset Allocation Fundsm
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

National Tax-Free Bond
-------------------------------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

State Tax-Free Bond
-------------------------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, West Virginia

Money Market
-------------------------------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund

MFS(R) Municipal Series Trust

Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
David R. King*
David B. Smith*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*


*Affiliated with the Investment Adviser



Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time  (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

[MFS DALBAR LOGO]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

MFS(R) Municipal
Series Trust
                     [DALBAR Logo]
500 Boylston Street
Boston, MA 02116-3741

MFS(R) Alabama Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund

[MFS INVESTMENT MANAGEMENT Logo]
We invented the mutual fund(SM)

Bulk Rate
U.S. Postage
P A I D
Permit #55638
Boston, MA





                                                                          54/254
                                                                          55/255
                                                                      27/227/327
                                                                          40/240
                                                                          56/256
                                                                          45/245
(c) 1997 MFS Fund Distributors, Inc., 500 Boylston Street,
Boston, MA 02116-3741
                                                                 MST-2A-5/97-52M

[logo MFS INVESTMENT MANAGEMENT]


Annual Report
for Year Ended
March 31, 1997


MFS(R) Municipal Series Trust
For the States of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia

[GRAPHIC Money]

Table of Contents

Letter from the Chairman                  1
Portfolio Managers' Overview              2
Portfolio Managers' Profiles              2
Performance Summary                       3
Fund Facts                                4
Portfolio of Investments                 13
Financial Statements                     29
Notes to Financial Statements            61
Independent Auditors' Report             68
Trustees and Officers                    69

Highlights

[bullet] The municipal bond market experienced significant volatility during the past 12 months, with yields on high-grade municipals ranging from a high of almost 6% in June to a low of 5.3% in November, before ending the year at 5.7%.

[bullet] The diminished concern about tax reform, as well as the improved fiscal positions of most state and local governments, contributed to the municipal market's strong relative performance.

[bullet] Demand for municipal securities by casualty insurance companies has been strong, a result of these companies' continued profitability and desire to reduce taxable income.

[bullet] The Funds are seeking to protect asset values when interest rates rise by increasing their cash positions. We are also selectively purchasing higher-yielding credits that, in the opinion of our research group, have proven to be the best investments in most markets.

Letter from the Chairman

[photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy is experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in the labor market, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with more strength occurring earlier in the year.

In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, and the Federal Reserve Board has begun taking measured steps to control inflation by raising short-term interest rates. Should additional signs of more rapid economic growth and, particularly, of higher inflation appear, we would expect the Fed to continue its anti-inflationary stance. While inflationary forces largely remained in check in 1996, the continued strength in the labor market means that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[/s/ A. Keith Brodkin]

A. Keith Brodkin
Chairman and President

April 14, 1997

Portfolio Managers' Overview

Dear Shareholders:

The municipal bond market experienced significant volatility during the fiscal year ended March 31, 1997. High-grade municipal yields ranged from a high of almost 6% in June to a low of 5.3% in November, before ending the year at 5.7%. Municipals outperformed U.S. Treasuries during the period, as yields on 30-year Treasury bonds rose approximately 50 basis points (0.50%) to 7.1% (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity).

   The primary reason for the strong relative performance of municipals was the diminished concern about tax reform and its potential impact on the market. This caused the ratio of municipal to Treasury yields to drop from a fiscal-year high of approximately 85% last April to 82.5% by early May. This relationship, like absolute yields, ranged widely during the fiscal year. Generally, we witnessed strong demand for municipals and good relative performance when yields rose, and underperformance by municipals when yields declined. This trend was most visible during the fall of 1996, when the ratio reached almost 80% and Treasury yields were close to their fiscal-year high of 7.15%. The government market then rallied sharply, as a number of statistics indicated a slowing economy. Municipals lagged, and the yield ratio moved to over 84%, with yields on Treasuries dropping to 6.35%. The ratio ended the fiscal year at about 80%.

   During the year, demand for municipal securities by casualty insurance companies was strong owing to these companies' continued profitability and desire to reduce taxable income. Individual investors were also major buyers when yields increased. During this period, mutual funds had generally flat cash flows, as the equity market captivated the interest of most fund investors. The supply of new municipal issues was essentially unchanged over the period, while the redemption of older issues continued to run relatively high. These factors helped create favorable supply/demand conditions for municipals during the year.

   Credit quality in the municipal market has generally continued its improving trend, with most state and local budgets in very good shape. Health care providers and utilities have come under pressure in particular markets, while most corporate-backed industrial revenue bonds have done well. Unlike some previous years, there has been no major credit event to impact the market. This factor, combined with the increase in the issuance of insured bonds from 43% of the market in 1995 to 47% currently, has caused yield spreads for quality issues to continue narrowing, while lower-quality bonds have outperformed.

   Last year, our strategy was to remain fully invested and reduce interest rate exposure by hedging in the futures market. This was effective when the market sold off but, in many cases, the positive impact was more than offset when the market rallied. This year, we are seeking to protect asset values when rates rise by increasing our cash positions. Finally, we believe that bond insurers will continue to grow market share and that credit spreads will remain tight. In light of this expectation, we are selectively purchasing higher-yielding credits recommended by our research group.

Respectfully,

[/s/ David R. King, Geoffrey L. Schechter, and David B. Smith]

David R. King, Geoffrey L. Schechter, and David B. Smith
Portfolio Managers

Portfolio Managers' Profiles

David R. King has been a member of the MFS investment staff since 1985. A graduate of the University of New Hampshire and the Babson College Graduate School of Business Administration, he began his career at MFS as a member of the Fixed Income Department and was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Mr. King is a Chartered Financial Analyst (C.F.A.) and currently has portfolio management responsibilities for the Pennsylvania, South Carolina, and Tennessee state Funds.

Geoffrey L. Schechter joined MFS in 1993 as an Investment Officer in the Fixed Income Department. A graduate of the University of Texas and the Boston University Graduate School of Business Administration, he was named Assistant Vice President - Investments in 1994 and Vice President - Investments in 1995. Mr. Schechter is a Certified Public Accountant (C.P.A.) and a C.F.A. and currently has portfolio management responsibilities for the Mississippi, New York, and North Carolina state Funds.

David B. Smith has been a member of the MFS investment staff since 1988. A graduate of Union College and the Babson College Graduate School of Business Administration, he began his career at MFS as a Senior Treasury Analyst in the Corporate Treasury Department. He was named a Research Analyst in the Fixed Income Department in 1989, Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1993. Mr. Smith is a C.F.A. and currently has portfolio management responsibilities for the Virginia and West Virginia state Funds.

Performance Summary

The performance of the individual state Funds listed below and on the following page includes the reinvestment of distributions but excludes the effects of any sales charges. Each Fund's results have been compared to the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of municipal bond investments rated "Baa" or higher. However, while this index is considered the benchmark for performance of municipal bonds, it is comprised of municipal bonds issued nationwide, while each of the Funds in the Trust is limited to investing in the bonds of a particular state. Because individual indices do not exist for all of the states, we have provided a discussion of each Fund's performance relative to the Lehman Index.

The portfolio of each Fund will tend to be structured with respect to maturity and coupon and sector distribution, reflecting our views on interest rates, credit quality, and financing trends. However, each Fund's performance will differ because of supply/demand and credit quality conditions, which vary from state to state.

Mississippi

The Fund's total returns for the fiscal year ended March 31, 1997 of 5.22% for Class A shares and 4.33% for Class B shares underperformed the 5.45% return of the Lehman Index, as well as the 5.04% average return for other state tax-exempt municipal bond funds over the same period, as reported by Lipper Analytical Services, an independent firm that reports mutual fund performance. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. The Fund's underperformance relative to the Lehman Index is primarily attributable to the aggressively defensive posture taken during the fourth quarter of the calendar year, a period when interest rates declined dramatically.

New York

The Fund's total returns for the fiscal year ended March 31, 1997 of 4.68% for Class A shares and 3.77% for Class B shares underperformed the 5.45% return of the Lehman Index, as well as the 4.82% average return for New York state tax-exempt municipal bond funds over the same period, as reported by Lipper Analytical Services. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. The Fund's underperformance relative to the Lehman Index is primarily attributable to the aggressively defensive posture taken during the fourth quarter of the calendar year, a period when interest rates declined dramatically.

North Carolina

The Fund's total returns for the fiscal year ended March 31, 1997 of 5.09% for Class A shares, 4.36% for Class B shares, and 4.41% for Class C shares underperformed the 5.45% return of the Lehman Index over the same period. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. Class A shares outperformed the 4.79% average return over the same period for North Carolina state tax-exempt municipal bond funds, as reported by Lipper Analytical Services, while Class B and Class C shares modestly underperformed the average. The Fund's underperformance relative to the Lehman Index is primarily attributable to the aggressively defensive posture taken during the fourth quarter of the calendar year, a period when interest rates declined dramatically.

Pennsylvania

For the fiscal year ended March 31, 1997 the Fund's Class A shares provided a total return of 4.67%, and Class B shares returned 3.83%. These figures compare to a 4.95% return for the average Pennsylvania fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. The underperformance was primarily attributable to the defensive posture taken during the fourth quarter, when interest rates declined dramatically.

South Carolina

For the fiscal year ended March 31, 1997 the Fund's Class A shares provided a total return of 4.46%, and Class B shares returned 3.73%. These figures compare to a 5.04% return for the average South Carolina fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. The primary reason for the underperformance was the defensive posture taken during the fourth quarter, when interest rates declined dramatically.

Tennessee

For the fiscal year ended March 31, 1997 the Fund's Class A shares provided a total return of 4.48%, and Class B shares returned 3.76%. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. These figures compare to a 4.82% return for the average Tennessee fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. The underperformance was primarily attributable to the defensive posture taken during the fourth quarter, when interest rates declined dramatically.

Virginia

The Fund's total returns for the fiscal year ended March 31, 1997 were 3.97% for Class A shares, 3.24% for Class B shares, and 3.30% for Class C shares. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. These figures compare to a 4.92% return for the average Virginia fund, according to Lipper Analytical Services, and to a 5.45% return for the Lehman Index over the same period. We maintained the Fund's holdings of high-quality longer-maturity bonds during the fiscal year to support its dividend, hedging its interest rate exposure during times of volatility. This strategy caused the Fund to underperform holdings of shorter-maturity bonds. In November, we shifted gears by unwinding the Fund's hedges, and in December we reduced its holdings of short-dated pre-refunded bonds, reduced its holdings of longer-maturity bonds, and increased its cash position. We are also looking to augment the Fund's performance by increasing its holdings of lower-rated investment-grade bonds at appropriate yield spreads.

West Virginia

The Fund's total returns for the fiscal year ended March 31, 1997 were 5.20% for Class A shares and 4.47% for Class B shares. These figures compare to a 5.45% return for the Lehman Index and a 5.04% return for the average other state tax-exempt fund, as reported by Lipper Analytical Services, over the same period. These returns assume the reinvestment of dividends and capital gains but exclude the effects of any sales charges. We maintained the Fund's holdings of high-quality longer-maturity bonds during the fiscal year to support its dividend, hedging its interest rate exposure during times of volatility. In a low-issuance environment, the Fund participated in new deals to improve its call protection and sold shorter-call bonds. In November, we shifted gears by unwinding the Fund's hedges and increasing its cash position. We are also looking to augment the Fund's performance by increasing its holdings of lower-rated, investment-grade bonds at appropriate yield spreads.

Fund Facts

Strategy: The investment objective of each Fund is to provide current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.

Commencement of investment operations:

Mississippi        Class A: August 6, 1992        South Carolina   Class A: October 31, 1984
                   Class B: September 7, 1993                      Class B: September 7, 1993
New York           Class A: June 6, 1988          Tennessee        Class A: August 12, 1988
                   Class B: September 7, 1993                      Class B: September 7, 1993
North Carolina     Class A: October 31, 1984      Virginia         Class A: October 31, 1984
                   Class B: September 7, 1993                      Class B: September 7, 1993
                   Class C: January 3, 1994                        Class C: January 3, 1994
Pennsylvania       Class A: February 1, 1993      West Virginia    Class A: October 31, 1984
                   Class B: September 7, 1993                      Class B: September 7, 1993

Net assets as of March 31, 1997

Mississippi:          $ 77.6 million
New York:             $148.3 million
North Carolina:       $423.9 million
Pennsylvania:         $ 41.8 million
South Carolina:       $170.8 million
Tennessee:            $122.4 million
Virginia:             $412.9 million
West Virginia:        $139.7 million

Tax Form Summary
In January 1997, a Tax Form Summary was mailed to shareholders reporting the federal tax status of all distributions paid during the calendar year 1996.

Exempt-Interest Dividends
For federal income tax purposes, approximately 98.9% of the total dividends paid by each Fund from net investment income during the year ended March 31, 1997 is designated as an exempt-interest dividend.

The following information illustrates the growth of a hypothetical $10,000 investment for each Fund's Class A shares for the periods indicated in comparison to various market indicators. Fund results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index.

MFS(R) Mississippi Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment (For the period from September 1, 1992 through March 31, 1997)

[3 line graph]

          MFS Mississippi Municipal                                   Lehman Brothers Municipal
          Bond Fund - Class A         Consumer Price Index - U.S.     Bond Index
9/6/92    9525                        10000                           10000
3/31/93   9852                        10221                           10526
3/31/94   10085                       10477                           10770
3/31/95   10699                       10776                           11570
3/29/96   11553                       11069                           12540
3/31/97   12430                       11361                           13354



Average Annual Total Returns

                                                                               1 Year    3 Years    Life of Fund@
--------------------------------------------------------------------------     ------    -------    -------------
MFS Mississippi Municipal Bond Fund (Class A) including 4.75% sales charge      +0.18%    +4.70%        +4.29%
--------------------------------------------------------------------------     -------   -------    -------------
MFS Mississippi Municipal Bond Fund (Class A) at net asset value                +5.22%    +6.42%        +5.38%
--------------------------------------------------------------------------     -------   -------    -------------
MFS Mississippi Municipal Bond Fund (Class B) with CDSC@@                       +0.33%    +4.61%        +4.31%
--------------------------------------------------------------------------     -------   -------    -------------
MFS Mississippi Municipal Bond Fund (Class B) at net asset value                +4.33%    +5.52%        +4.67%
--------------------------------------------------------------------------     -------   -------    -------------
Average other state tax-exempt municipal bond fund**                            +5.04%    +5.95%        +6.18%
--------------------------------------------------------------------------     -------   -------    -------------
Lehman Brothers Municipal Bond Index***                                         +5.45%    +7.08%        +6.19%
--------------------------------------------------------------------------     -------   -------    -------------
Consumer Price Index*                                                           +2.91%    +2.83%        +2.84%
--------------------------------------------------------------------------     -------   -------    -------------

  @For the period from the commencement of the Fund's investment operations,
   August 6, 1992, to March 31, 1997.
  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).
 **Source: Lipper Analytical Services.
***Source: CDA/Wiesenberger.
 @@These returns reflect the current maximum Class B contingent deferred sales charge (CDSC) of 2%.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the contingent deferred sales charge (CDSC) generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) New York Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment (For the period from July 1, 1988 through March 31, 1997)

[3 line graph]

          MFS New York Municipal                                      Lehman Brothers Municipal
          Bond Fund - Class A         Consumer Price Index - U.S.     Bond Index
7/6/88    9525                        10000                           10000
3/30/90   10825                       10953                           11798
3/31/92   13136                       11855                           14173
3/31/93   15085                       12221                           15948
3/31/95   16347                       12885                           17530
3/31/97   18323                       13565                           19748

Average Annual Total Returns

                                                                            1 Year    3 Years   5 Years     Life of Fund@
-----------------------------------------------------------------------     ------    -------   -------     -------------
MFS New York Municipal Bond Fund (Class A) including 4.75% sales charge     -0.28%     +4.20%    +5.83%         +7.09%
-----------------------------------------------------------------------     ------    -------   -------     -------------
MFS New York Municipal Bond Fund (Class A) at net asset value               +4.68%     +5.89%    +6.86%         +7.69%
-----------------------------------------------------------------------     ------    -------   -------     -------------
MFS New York Municipal Bond Fund (Class B) with CDSC                        -0.21%     +4.09%    +5.91%         +7.32%
-----------------------------------------------------------------------     ------    -------   -------     -------------
MFS New York Municipal Bond Fund (Class B) at net asset value               +3.77%     +5.01%    +6.22%         +7.32%
-----------------------------------------------------------------------     ------    -------   -------     -------------
Average New York tax-exempt municipal bond fund**                           +4.82%     +5.72%    +6.59%         +6.47%
-----------------------------------------------------------------------     ------    -------   -------     -------------
Lehman Brothers Municipal Bond Index***                                     +5.45%     +7.08%    +7.17%         +8.20%
-----------------------------------------------------------------------     ------    -------   -------     -------------
Consumer Price Index*                                                       +2.91%     +2.83%    +2.82%         +3.57%
-----------------------------------------------------------------------     ------    -------   -------     -------------

  @For the period from the commencement of the Fund's investment operations,
   June 6, 1988, to March 31, 1997.
  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).
 **Source: Lipper Analytical Services.
***Source: CDA/Wiesenberger.

Class B share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the contingent deferred sales charge (CDSC) generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) North Carolina Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment (For the 5-year period ended March 31, 1997)

[3 line graph]

          MFS North Carolina Municipal                                Lehman Brothers Municipal
          Bond Fund - Class A         Consumer Price Index - U.S.     Bond Index
3/31/92   9522                        10000                           10000
3/31/93   10614                       10309                           11252
3/31/94   10752                       10567                           11513
3/31/95   11383                       10869                           12369
3/29/96   12129                       11165                           13406
3/31/97   12747                       11491                           14137




Growth of a Hypothetical $10,000 Investment (For the 10-year period ended March 31, 1997)

[3 line graph]

          MFS North Carolina Municipal                                   Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.     Bond Index
3/31/87   9527                           10000                           10000
3/31/89   10252                          10904                           10989
3/29/91   12035                          12036                           13270
3/31/93   14501                          12803                           16424
3/31/95   15551                          13498                           18053
3/31/97   17415                          14272                           20634

Average Annual Total Returns

                                                                          1 Year    3 Years   5 Years    10 Years
-------------------------------------------------------------------       ------    -------   -------    ---------
MFS North Carolina Municipal Bond Fund (Class A)
  including 4.75% sales charge                                            +0.07%     +4.14%    +4.98%      +5.70%
-------------------------------------------------------------------       ------    -------   -------    ---------
MFS North Carolina Municipal Bond Fund (Class A) at net asset value       +5.09%     +5.84%    +6.01%      +6.22%
-------------------------------------------------------------------       ------    -------   -------    ---------
MFS North Carolina Municipal Bond Fund (Class B) with CDSC                +0.36%     +4.17%    +5.12%      +5.93%
-------------------------------------------------------------------       ------    -------   -------    ---------
MFS North Carolina Municipal Bond Fund (Class B) at net asset value       +4.36%     +5.08%    +5.44%      +5.93%
-------------------------------------------------------------------       ------    -------   -------    ---------
MFS North Carolina Municipal Bond Fund (Class C) with CDSC@               +3.42%     +5.15%    +5.51%      +5.97%
-------------------------------------------------------------------       ------    -------   -------    ---------
MFS North Carolina Municipal Bond Fund (Class C) at net asset value       +4.41%     +5.15%    +5.51%      +5.97%
-------------------------------------------------------------------       ------    -------   -------    ---------
Average North Carolina tax-exempt municipal bond fund**                   +4.79%     +5.95%    +6.25%      +6.11%
-------------------------------------------------------------------       ------    -------   -------    ---------
Lehman Brothers Municipal Bond Index***                                   +5.45%     +7.08%    +7.17%      +7.51%
-------------------------------------------------------------------       ------    -------   -------    ---------
Consumer Price Index*                                                     +2.91%     +2.83%    +2.82%      +3.62%
-------------------------------------------------------------------       ------    -------   -------    ---------

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).
 **Source: Lipper Analytical Services.
***Source: CDA/Wiesenberger.
  @Class C shares have no initial sales charge but will be subject to a 1%
   CDSC if redeemed within 12 months of purchase.

Class B and Class C share results with CDSC include the performance and operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. These results represent the percentage change in net asset value. Returns would have been lower had sales charges been reflected.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) Pennsylvania Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment (For the period from February 1, 1993 through March 31, 1997)

[3 line graph]

          MFS Pennsylvania Municipal                                     Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.     Bond Index
2/1/93    9525                           10000                           10000
3/31/93   9502                           10070                           10252
3/31/94   9728                           10323                           10490
3/31/95   10520                          10617                           11269
3/29/96   11240                          10906                           12214
3/31/97   11765                          11225                           12881

Average Annual Total Returns

                                                                                  1 Year    3 Years    Life of Fund@
---------------------------------------------------------------------------       -------   -------    -------------
MFS Pennsylvania Municipal Bond Fund (Class A) including 4.75% sales charge        -0.33%    +4.81%        +3.98%
---------------------------------------------------------------------------       -------   -------    -------------
MFS Pennsylvania Municipal Bond Fund (Class A) at net asset value                  +4.67%    +6.54%        +5.21%
---------------------------------------------------------------------------       -------   -------    -------------
MFS Pennsylvania Municipal Bond Fund (Class B) with CDSC@@                         -0.12%    +4.80%        +4.05%
---------------------------------------------------------------------------       -------   -------    -------------
MFS Pennsylvania Municipal Bond Fund (Class B) at net asset value                  +3.83%    +5.70%        +4.46%
---------------------------------------------------------------------------       -------   -------    -------------
Average Pennsylvania tax-exempt municipal bond fund**                              +4.95%    +6.19%        +6.52%
---------------------------------------------------------------------------       -------   -------    -------------
Lehman Brothers Municipal Bond Index***                                            +5.45%    +7.08%        +6.27%
---------------------------------------------------------------------------       -------   -------    -------------
Consumer Price Index*                                                              +2.91%    +2.83%        +2.82%
---------------------------------------------------------------------------       -------   -------    -------------

  @For the period from the commencement of the Fund's investment operations
   February 1, 1993, to March 31, 1997.
  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).
 **Source: Lipper Analytical Services.
***Source: CDA/Wiesenberger.
 @@These returns reflect the current maximum Class B contingent deferred sales charge (CDSC) of 3%.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) South Carolina Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment (For the 5-year period ended March 31, 1997)

[3 line graph]

          MFS South Carolina Municipal                                   Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.     Bond Index
3/31/92   9525                           10000                           10000
3/31/92   10641                          10309                           11252
3/31/94   10808                          10567                           11513
3/31/95   11557                          10869                           12369
3/29/96   12273                          11165                           13406
3/31/97   12820                          11491                           14137


Growth of a Hypothetical $10,000 Investment (For the 10-year period ended March 31, 1997)

[3 line graph]

          MFS South Carolina Municipal                                   Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.     Bond Index
3/31/87   9527                           10000                           10000
3/31/89   10592                          10904                           10989
3/29/91   12471                          12036                           13270
3/31/93   15207                          12803                           16424
3/31/95   16516                          13498                           18053
3/31/97   18320                          14272                           20634

Average Annual Total Returns

                                                                                     1 Year   3 Years    5 Years    10 Years
-----------------------------------------------------------------------------        ------   -------    -------    --------
MFS South Carolina Municipal Bond Fund (Class A) including 4.75% sales charge        -0.53%    +4.15%     +5.09%     +6.24%
-----------------------------------------------------------------------------        ------   -------    -------    --------
MFS South Carolina Municipal Bond Fund (Class A) at net asset value                  +4.46%    +5.85%     +6.12%     +6.76%
-----------------------------------------------------------------------------        ------   -------    -------    --------
MFS South Carolina Municipal Bond Fund (Class B) with CDSC                           -0.24%    +4.22%     +5.25%     +6.48%
-----------------------------------------------------------------------------        ------   -------    -------    --------
MFS South Carolina Municipal Bond Fund (Class B) at net asset value                  +3.73%    +5.13%     +5.58%     +6.48%
-----------------------------------------------------------------------------        ------   -------    -------    --------
Average South Carolina tax-exempt municipal bond fund**                              +5.04%    +6.40%     +6.48%     +6.73%
-----------------------------------------------------------------------------        ------   -------    -------    --------
Lehman Brothers Municipal Bond Index***                                              +5.45%    +7.08%     +7.17%     +7.51%
-----------------------------------------------------------------------------        ------   -------    -------    --------
Consumer Price Index*                                                                +2.91%    +2.83%     +2.82%     +3.62%
-----------------------------------------------------------------------------        ------   -------    -------    --------

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).
 **Source: Lipper Analytical Services.
***Source: CDA/Wiesenberger.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) Tennessee Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment (For the period from September 1, 1988 through March 31, 1997)

[3 line graph]

          MFS Tennessee Municipal                                        Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.     Bond Index
9/12/88   9525                           10000                           10000
3/30/90   10810                          10861                           11552
3/31/92   12702                          11755                           13878
3/31/95   15316                          12776                           17166
3/31/97   17103                          13451                           19603

Average Annual Total Returns

                                                                               1 Year    3 Years    5 Years    Life of Fund@
------------------------------------------------------------------------       -------   -------    -------    -------------
MFS Tennessee Municipal Bond Fund (Class A) including 4.75% sales charge        -0.49%    +3.97%     +5.09%        +6.40%
------------------------------------------------------------------------       -------   -------    -------    -------------
MFS Tennessee Municipal Bond Fund (Class A) at net asset value                  +4.48%    +5.66%     +6.12%        +7.00%
------------------------------------------------------------------------       -------   -------    -------    -------------
MFS Tennessee Municipal Bond Fund (Class B) with CDSC                           -0.21%    +3.96%     +5.23%        +6.67%
------------------------------------------------------------------------       -------   -------    -------    -------------
MFS Tennessee Municipal Bond Fund (Class B) at net asset value                  +3.76%    +4.88%     +5.55%        +6.67%
------------------------------------------------------------------------       -------   -------    -------    -------------
Average Tennessee tax-exempt municipal bond fund**                              +4.82%    +6.05%     +6.35%        +6.94%
------------------------------------------------------------------------       -------   -------    -------    -------------
Lehman Brothers Municipal Bond Index***                                         +5.45%    +7.08%     +7.17%        +8.11%
------------------------------------------------------------------------       -------   -------    -------    -------------
Consumer Price Index*                                                           +2.91%    +2.83%     +2.82%        +3.54%
------------------------------------------------------------------------       -------   -------    -------    -------------

  @For the period from the commencement of the Fund's investment operations,
   August 12, 1988 to March 31, 1997.
  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).
 **Source: Lipper Analytical Services.
***Source: CDA/Wiesenberger.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) Virginia Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment (For the 5-year period ended March 31, 1997)

[3 line graph]

          MFS Virginia Municipal                                         Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.     Bond Index
3/31/92   9528                           10000                           10000
3/31/93   10609                          10309                           11252
3/31/94   10713                          10567                           11513
3/31/95   11320                          10869                           12369
3/29/96   12059                          11165                           13406
3/31/97   12537                          11491                           14137



Growth of a Hypothetical $10,000 Investment (For the 10-year period ended March 31, 1997)

[3 line graph]

          MFS Virginia Municipal                                       Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.   Bond Index
3/31/87   9524                           10000                         10000
3/31/89   10489                          10904                         10989
3/29/91   12404                          12036                         13270
3/31/93   15034                          12803                         16424
3/31/95   16043                          13498                         18053
3/31/97   17767                          14272                         20634


Average Annual Total Returns

                                                                              1 Year    3 Years    5 Years    10 Years
-----------------------------------------------------------------------       -------   -------    -------    --------
MFS Virginia Municipal Bond Fund (Class A) including 4.75% sales charge        -0.98%    +3.67%     +4.62%     +5.92%
-----------------------------------------------------------------------       -------   -------    -------    --------
MFS Virginia Municipal Bond Fund (Class A) at net asset value                  +3.97%    +5.38%     +5.64%     +6.43%
-----------------------------------------------------------------------       -------   -------    -------    --------
MFS Virginia Municipal Bond Fund (Class B) with CDSC                           -0.70%    +3.75%     +4.78%     +6.16%
-----------------------------------------------------------------------       -------   -------    -------    --------
MFS Virginia Municipal Bond Fund (Class B) at net asset value                  +3.24%    +4.66%     +5.10%     +6.16%
-----------------------------------------------------------------------       -------   -------    -------    --------
MFS Virginia Municipal Bond Fund (Class C) with CDSC@                          +2.31%    +4.72%     +5.15%     +6.19%
-----------------------------------------------------------------------       -------   -------    -------    --------
MFS Virginia Municipal Bond Fund (Class C) at net asset value                  +3.30%    +4.72%     +5.15%     +6.19%
-----------------------------------------------------------------------       -------   -------    -------    --------
Average Virginia tax-exempt municipal bond fund**                              +4.92%    +6.06%     +6.57%     +6.57%
-----------------------------------------------------------------------       -------   -------    -------    --------
Lehman Brothers Municipal Bond Index***                                        +5.45%    +7.08%     +7.17%     +7.51%
-----------------------------------------------------------------------       -------   -------    -------    --------
Consumer Price Index*                                                          +2.91%    +2.83%     +2.82%     +3.62%
-----------------------------------------------------------------------       -------   -------    -------    --------

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).
 **Source: Lipper Analytical Services.
***Source: CDA/Wiesenberger.
  @Class C shares have no initial sales charge but will be subject to a 1%
   CDSC if redeemed within 12 months of purchase.

Class B and Class C share results with CDSC include the performance and operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. These results represent the percentage change in net asset value. Returns would have been lower had sales charges been reflected.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

MFS(R) West Virginia Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment (For the 5-year period ended March 31, 1997)

[3 line graph]

          MFS West Virginia Municipal                                  Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.   Bond Index
3/31/92   9528                           10000                         10000
3/31/93   10625                          10309                         11252
3/31/94   10859                          10567                         11513
3/31/95   11518                          10869                         12369
3/29/96   12276                          11165                         13406
3/31/97   12915                          11491                         14137



Growth of a Hypothetical $10,000 Investment (For the 10-year period ended March 31, 1997)

[3 line graph]

          MFS West Virginia Municipal                                 Lehman Brothers Municipal
          Bond Fund - Class A            Consumer Price Index - U.S.  Bond Index
3/31/87   9522                           10000                        10000
3/31/89   10460                          10904                        10989
3/29/91   12330                          12036                        13270
3/31/93   15057                          12803                        16424
3/31/95   16322                          13498                        18053
3/31/97   18302                          14272                        20634



Average Annual Total Returns

                                                                                   1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------------------       -------   -------    -------    --------
MFS West Virginia Municipal Bond Fund (Class A) including 4.75% sales charge        +0.16%    +4.24%     +5.24%     +6.23%
----------------------------------------------------------------------------       -------   -------    -------    --------
MFS West Virginia Municipal Bond Fund (Class A) at net asset value                  +5.20%    +5.95%     +6.27%     +6.75%
----------------------------------------------------------------------------       -------   -------    -------    --------
MFS West Virginia Municipal Bond Fund (Class B) with CDSC                           +0.48%    +4.28%     +5.40%     +6.48%
----------------------------------------------------------------------------       -------   -------    -------    --------
MFS West Virginia Municipal Bond Fund (Class B) at net asset value                  +4.47%    +5.19%     +5.72%     +6.48%
----------------------------------------------------------------------------       -------   -------    -------    --------
Average other state tax-exempt municipal bond fund**                                +5.04%    +5.95%     +6.31%     +6.77%
----------------------------------------------------------------------------       -------   -------    -------    --------
Lehman Brothers Municipal Bond Index***                                             +5.45%    +7.08%     +7.17%     +7.51%
----------------------------------------------------------------------------       -------   -------    -------    --------
Consumer Price Index*                                                               +2.91%    +2.83%     +2.82%     +3.62%
----------------------------------------------------------------------------       -------   -------    -------    --------

  *The Consumer Price Index is published by the U.S. Bureau of Labor
   Statistics and measures the cost of living (inflation).
 **Source: Lipper Analytical Services.
***Source: CDA/Wiesenberger.

Class B share results with CDSC include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share performance with CDSC has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Portfolio of Investments - March 31, 1997
MFS MISSISSIPPI MUNICIPAL BOND FUND

Municipal Bonds - 96.2%

----------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                               (000 Omitted)       Value
-------------------------------------------------- ----------------  ---------------
General Obligation - 7.3%
  Commonwealth of Puerto Rico, MBIA, 8.284s,
  2008++++                                                     $2,000        $ 2,099,200
  Hinds County, MS, MBIA, 6.25s, 2010                           1,660          1,771,336
  Hinds County, MS, MBIA, 6.25s, 2011                           1,285          1,369,386
  Jackson County, MS, Road Improvement, 6.5s, 2008                425            441,830
                                                                             -----------
                                                                             $ 5,681,752
--------------------------------------------------        -----------        -----------
State and Local Appropriation - 13.0%
  Hinds Community College, MS, Conference and
   Training Center, 6.5s, 2014                                 $1,320        $ 1,334,375
  Medical Center Educational Building Corp., MS
   (University of Mississippi Medical Center),
   MBIA, 5.65s, 2009                                            2,000          2,015,340
  Medical Center Educational Building Corp., MS
   (University of Mississippi Medical Center),
   MBIA, 5.9s, 2023                                             3,250          3,206,905
  State of Mississippi, Certificates of
   Participation (Marshall County Correctional
   Facility), MBIA, 5.625s, 2015                                1,560          1,510,485
  State of Mississippi, Certificates of
   Participation (Rehabilitation Services), 6.1s,
   2014                                                         2,000          2,007,660
                                                                             -----------
                                                                             $10,074,765
--------------------------------------------------        -----------        -----------
Refunded and Special Obligations - 11.6%
  Adams County, MS, Hospital Rev. (Jefferson Davis
   Memorial Hospital), 8s, 2001                                $1,000        $ 1,140,650
  Commonwealth of Puerto Rico, Public Improvement
   Rev., 6.8s, 2002                                             1,500          1,660,185
  Puerto Rico Highway & Transportation Authority
   Rev., 6.625s, 2002                                           1,900          2,087,625
  State of Mississippi, 6s, 2002                                2,000          2,115,200
  State of Mississippi, 6.75s, 2004                             1,800          1,994,652
                                                                             -----------
                                                                             $ 8,998,312
--------------------------------------------------        -----------        -----------
Airport and Port Revenue - 2.6%
  Puerto Rico Ports Authority (American Airlines),
   6.25s, 2026                                                 $2,000        $ 2,007,560
--------------------------------------------------        -----------        -----------
Electric and Gas Utility Revenue - 6.2%
  Claiborne County, MS, Pollution Control Rev.
   (System Energy Resources, Inc.), 7.3s, 2025                 $1,000        $ 1,041,190
  Claiborne County, MS, Pollution Control Rev.
   (System Energy Resources, Inc.), 6.2s, 2026                    500            479,895
  Puerto Rico Electric Power Authority Power, FSA,
   8.328s, 2023++++                                             1,000            991,930
  Warren Counties, MS, Pollution Control Rev.
   (Mississippi Power & Light), 7s, 2022                        1,000          1,047,100
  Washington County, MS, Pollution Control Rev.
   (Mississippi Power & Light), 7s, 2022                        1,230          1,287,933
                                                                             -----------
                                                                             $ 4,848,048
--------------------------------------------------        -----------        -----------
Health Care Revenue - 1.9%
  Mississippi Hospital Equipment & Facilities
   Authority Rev. (Magnolia Regional Health
   Center), 7.375s, 2021                                       $1,500        $ 1,519,725
--------------------------------------------------        -----------        -----------
Industrial Revenue (Corporate Guarantee) - 7.3%
  Lowndes County, MS, Solid Waste Disposal &
   Pollution Control Rev. (Weyerhauser), 6.8s,
   2022                                                        $3,250        $ 3,617,120
  Mississippi Business Finance Corp. (Jackson
   Municipal Airport/Airborne Freight), 7.15s,
   2007                                                           985          1,049,045
  Warren County, MS, Pollution Control Rev
   (International Paper), 6.6s, 2019                            1,000          1,021,510
                                                                             -----------
                                                                             $ 5,687,675
--------------------------------------------------        -----------        -----------
Insured Health Care Revenue - 17.4%
  Alcorn County, Corinth (Magnolia Regional Health
   Center), AMBAC, 5.75s, 2013                                  $2,000        $ 1,995,360
  Gulfport, MS, Hospital Facilities (Memorial
   Hospital), MBIA, 6.125s, 2015                                 2,250          2,321,438
  Gulfport, MS, Hospital Facilities (Memorial
   Hospital), MBIA, 6.2s, 2018                                   1,000          1,033,460
  Hinds County, MS, Rev. (Methodist Hospital &
   Rehabilitition Center), AMBAC, 5.6s, 2012                     3,055          3,038,717
  Mississippi Development Bank, Special Obligation
   (Adams County Hospital), FSA, 5.75s, 2016                     1,000            975,900
  Mississippi Hospital Equipment & Facilities
   Authority Rev. (Baptist), MBIA, 6.5s, 2010                    1,190          1,286,259
  Mississippi Hospital Equipment & Facilities
   Authority Rev. (Baptist), MBIA, 6s, 2013                        750            764,355
  Mississippi Hospital Equipment & Facilities
   Authority Rev. (Rush Medical Foundation),
   Connie Lee, 6.7s, 2018                                        2,000          2,092,020
                                                                              -----------
                                                                              $13,507,509
---------------------------------------------------        -----------        -----------
Multi-Family Housing Revenue - 5.1%
  Gulfport, MS, Community Development (Oakview
   Apartments), FNMA, 7.4s, 2025                                $1,755        $ 1,862,827
  Jackson, MS, Elderly Housing Corp., Mortgage
   Rev. (Delhaven Manor), "C", FHA, 7.375s, 2024                 1,965          2,075,905
                                                                              -----------
                                                                              $ 3,938,732
---------------------------------------------------        -----------        -----------
Single Family Housing Revenue - 7.0%
  Mississippi Home Corp., GNMA, 6.5s, 2024                      $2,650        $ 2,701,065
  Mississippi Home Corp., GNMA, 6s, 2027                         1,225          1,311,069
  Mississippi Home Corp., GNMA, 6.625s, 2027                     1,350          1,391,931
                                                                              -----------
                                                                              $ 5,404,065
---------------------------------------------------        -----------        -----------
Universities - 2.1%
  University of Mississippi, Educational Building
   Corp., MBIA, 5s, 2016                                        $  680        $   616,359
  University of Mississippi, Educational Building
   Corp. (Athletic Facilities), 6.2s, 2016                       1,000          1,003,790
                                                                              -----------
                                                                              $ 1,620,149
---------------------------------------------------        -----------        -----------
Water and Sewer Utility Revenue - 14.7%
  Clarksdale, MS, Sewer & Wastewater Treatment
   System Rev., MBIA, 6.1s, 2012                                $1,885        $ 1,936,196
  Columbus, MS, Water & Sewer Rev., MBIA, 6.5s,
   2013                                                          1,000          1,070,880
  Gautier, MS, Utility District, Utility Systems
   Rev., FGIC, 6.375s, 2019                                      1,300          1,350,843
  Harrison County, MS, Wastewater Management
   District, Wastewater Treatment, FGIC, 6.5s,
   2006                                                          1,375          1,464,719
  Harrison County, MS, Wastewater Management
   District, Wastewater Treatment, FGIC, 5.875s,
   2025                                                          3,000          2,981,700
  Meridian, MS, Water & Sewer Rev., AMBAC, 6s,
   2010                                                          1,500          1,542,990
  Meridian, MS, Water & Sewer Rev., AMBAC, 6.2s,
   2012                                                            650            678,392
  Meridian, MS, Water & Sewer Rev., AMBAC, 6.2s,
   2013                                                            400            416,300
                                                                              -----------
                                                                              $11,442,020
---------------------------------------------------        -----------        -----------
Total Municipal Bonds (Identified Cost $72,067,324)                           $74,730,312
---------------------------------------------------        -----------        -----------

                                                                           13-MI

Portfolio of Investments - continued

Municipal Bonds - continued
-----------------------------------------------------------------------------------------------
Floating Rate Demand Note - 2.2%
-----------------------------------------------------------------------------------------------
  Jackson County, MS, Pollution Control Rev
   (Chevron USA, Inc.), due 12/01/2016,
   at Identified Cost                                            $     1,700        $ 1,700,000
---------------------------------------------------------        -----------        -----------
Total Investments (Identified Cost, $73,767,324)                                    $76,430,312

Other Assets, Less Liabilities - 1.6%                                                 1,213,014
-------------------------------------                                               -----------
Net assets - 100.0%                                                                 $77,643,326
-------------------------------------                                               -----------
See portfolio footnotes and notes to financial statements

Portfolio of Investments - March 31, 1997

MFS NEW YORK MUNICIPAL BOND FUND
Municipal Bonds - 97.2%
-------------------------------------------------------------------------------

                                                    Principal Amount
Issuer                                               (000 Omitted)         Value
--------------------------------------------------  ----------------- ---------------
General Obligation - 11.6%
  Cheektowaga, NY, Central School District, FGIC,
   5.875s, 2014                                          $  650        $    650,156
  Cheektowaga, NY, Central School District, FGIC,
   5.875s, 2015                                             750             750,180
  New York, NY, 7.2s, 2008                                1,000           1,085,050
  New York, NY, 7.3s, 2010                                  365             419,195
  New York, NY, 7.3s, 2010                                  515             556,705
  New York, NY, 7.3s, 2011                                5,000           5,420,450
  New York, NY, 7.375s, 2013                              1,600           1,732,656
  New York, NY, 8.25s, 2016                                 160             181,269
  New York, NY, FGIC, 6s, 2007                            1,175           1,243,444
  Oswego County, NY, 6.7s, 2009                           1,000           1,104,900
  Port Byron, NY, Central School District, AMBAC,
   7.4s, 2012                                               500             592,830
  Port Byron, NY, Central School District, AMBAC,
   7.4s, 2013                                               500             593,715
  Port Byron, NY, Central School District, AMBAC,
   7.4s, 2014                                               500             597,245
  Port Byron, NY, Central School District, AMBAC,
   7.4s, 2015                                               500             597,375
  Territory of Virgin Islands, 7.75s, 2006                  390             419,472
  Washingtonville, NY, Central School District,
   FGIC, 7.35s, 2008                                        550             642,884
  Washingtonville, NY, Central School District,
   FGIC, 7.35s, 2009                                        550             643,489
                                                                      ---------------
                                                                        $17,231,015
--------------------------------------------------  ----------------- ---------------
State and Local Appropriation - 18.0%
  Metropolitan Transportation Authority, NY,
   Service Contract, 7.375s, 2008                        $2,000         $ 2,247,720
  Metropolitan Transportation Authority, NY,
   Service Contract, 0s, 2012                             2,200             886,644
  Metropolitan Transportation Authority, NY,
   Service Contract, 5.75s, 2013                          1,825           1,786,693
  Metropolitan Transportation Authority, NY,
   Service Contract, 0s, 2014                             4,750           1,670,908
  Metropolitan Transportation Authority, NY,
   Service Contract, 0s, 2014                             3,500           1,231,195
  Metropolitan Transportation Authority, NY,
   Service Contract, 5.5s, 2017                           1,200           1,123,248
  New York Dormitory Authority Rev. (City
   University), 5.75s, 2013                               4,250           4,160,792
  New York Dormitory Authority Rev. (City
   University), 5.625s, 2016                              1,450           1,380,096
  New York Dormitory Authority Rev. (City
   University), AMBAC, 5.75s, 2018                        1,000           1,001,080
  New York Dormitory Authority Rev. (City
   University), AMBAC, 5.75s, 2018                          800             800,864
State and Local Appropriation - continued
  New York Dormitory Authority Rev. (State
   University), 5.875s, 2017                             $2,565         $ 2,552,585
  New York Medical Care Facilities Finance Agency,
   MBIA, 6s, 2025                                         1,300           1,311,752
  New York Medical Care Facilities Finance Agency,
   Mental Health Services, 6.375s, 2014                   1,000           1,017,340
  New York Urban Development Corp. (Correctional
   Facilities), AMBAC, 0s, 2009                           5,000           2,631,500
  New York Urban Development Corp. (State
   Facilities), AMBAC, 5.6s, 2015                         2,750           2,731,135
  Triborough Bridge & Tunnel Authority, NY, 0s,
   2012                                                     360             147,136
  Troy, NY, Certificates of Participation,
   Recreational Facilities Rev., 9.75s, 2010**++            900              90,000
                                                                      ---------------
                                                                        $26,770,688
--------------------------------------------------  ----------------- ---------------
Refunded and Special Obligations - 14.7%
  New York Local Government Assistance Corp.,
   7.25s, 2001                                           $2,500         $ 2,768,325
  New York Medical Care Facilities Finance Agency
   (Montefiore Medical), FHA, 7.25s, 1999                 3,175           3,391,979
  New York Medical Care Facilities Finance Agency
   (Montefiore Medical), FHA, 7.25s, 1999                 1,750           1,869,595
  New York Medical Care Facilities Finance Agency
   (Presbyterian Hospital), FHA, 7.7s, 2000                 750             833,812
  New York Medical Care Facilities Finance Agency
   (St. Luke's Hospital), FHA, 7.45s, 2000                2,600           2,840,110
  New York Medical Care Facilities Finance Agency,
   Mental Health Services, 7.875s, 2000                     340             379,828
  New York Medical Care Facilities Finance Agency,
   Mental Health Services, 7.875s, 2000                     560             625,598
  New York Medical Care Facilities Finance Agency,
   Mental Health Services, 7.3s, 2001                       750             837,412
  New York Urban Development Corp., State
   Facilities Rev., 7.5s, 2001                            1,000           1,116,340
  New York, NY, 8s, 2001                                    490             556,968
  New York, NY, 8.25s, 2001                               1,840           2,123,747
  New York, NY, Municipal Water & Sewer Finance
   Authority, 7s, 2001                                      530             578,585
  New York, NY, Municipal Water & Sewer Finance
   Authority, 7s, 2001                                      225             245,626
  New York, NY, Municipal Water & Sewer Finance
   Authority, 7.375s, 2013                                2,000           2,223,820
  Puerto Rico Aqueduct & Sewer Authority Rev., 9s,
   2005                                                     250             312,693
  Triborough Bridge & Tunnel Authority, NY,
   7.375s, 2000                                           1,000           1,083,110
                                                                      ---------------
                                                                        $21,787,548
--------------------------------------------------  ----------------- ---------------
Airport and Port Revenue - 1.2%
  Albany County, NY Airport Authority, FSA,
   5.375s, 2017                                          $  750        $    687,195
  New York, NY, Industrial Development Agency,
   Special Facilities Rev. (American Airlines),
   6.9s, 2024                                             1,000           1,069,080
                                                                      ---------------
                                                                        $ 1,756,275
  ------------------------------------------------  ----------------- ---------------

14-NY

--------------------------------------------------------------------------------

Electric and Gas Utility Revenue - 7.9%
  New York Energy Research and Development
   Authority, Electrical Facilities Rev. (Long
   Island Lighting), 7.15s, 2022                               $2,700        $ 2,875,014
  New York Power Authority, FGIC, 6.5s, 2008                    2,500          2,789,050
  Port Authority NY & NJ, Special Obligation,
   6.75s, 2019                                                  1,750          1,794,240
  Puerto Rico Electric Power Authority 0s, 2017                   500            148,390
  Puerto Rico Electric Power Authority, FSA,
   8.328s, 2023++++                                             1,500          1,487,895
  Virgin Islands Water & Power Authority, Electric
   Systems Rev., 7.4s, 2011                                     2,450          2,597,367
                                                                             -----------
                                                                             $11,691,956
--------------------------------------------------        -----------        -----------
Health Care Revenue - 2.3%
  Albany, NY, Industrial Development Authority,
   Civic Facilities Rev., 8.25s, 2004                          $1,965        $ 2,104,731
  New York Medical Care Facilities Finance Agency,
   Mental Health Services (Huntington Mortgage),
   6.5s, 2014                                                   1,250          1,265,463
                                                                             -----------
                                                                             $ 3,370,194
--------------------------------------------------        -----------        -----------
Industrial Revenue (Corporate Guarantee) - 2.2%
  Allegany County, NY, Industrial Development
   Authority, Solid Waste Rev. (Atlantic
   Richfield), 6.625s, 2016                                    $1,000        $ 1,042,880
  Fulton County, NY, Industrial Development Agency
   (Crossroads Incubator), 8.75s, 2009                          1,075          1,141,510
  Monroe County, NY, Industrial Development Agency
   (Weyerhauser Co.), 9s, 2006                                  1,000          1,014,410
                                                                             -----------
                                                                             $ 3,198,800
--------------------------------------------------        -----------        -----------
Insured Health Care Revenue - 6.4%
  New York City Health & Hospital Corp., AMBAC,
   7.54s, 2023++++                                             $3,200        $ 2,868,640
  New York Dormitory Authority Rev. (Menorah
   Campus), FHA, 7.4s, 2031                                     1,095          1,190,385
  New York Dormitory Authority Rev. (St. Vincent's
   Hospital), FHA, 7.375s, 2011                                 2,500          2,700,275
  New York Medical Care Facilities Finance Agency
   (New York Hospital), AMBAC, 6.5s, 2029                       2,550          2,702,873
                                                                             -----------
                                                                             $ 9,462,173
--------------------------------------------------        -----------        -----------
Multi-Family Housing Revenue - 0.4%
  New York, NY, Housing Development Corp. (South
   Bronx Cooperatives), 8.1s, 2023                             $  580        $   603,119
--------------------------------------------------        -----------        -----------
Sales and Excise Tax Revenue - 0.6%
  Municipal Assistance Corp., City of Troy, MBIA,
   0s, 2019                                                    $1,935        $   514,729
  Municipal Assistance Corp., City of Troy, MBIA,
   0s, 2020                                                     1,690            436,392
                                                                             -----------
                                                                             $   951,121
--------------------------------------------------        -----------        -----------
Single Family Housing Revenue - 4.0%
  New York Mortgage Agency Rev., 7.375s, 2011                  $1,295        $ 1,359,387
  New York Mortgage Agency Rev., 8.05s, 2011                      135            139,444
  New York Mortgage Agency Rev., 6.45s, 2017                    2,355          2,448,376
  New York Mortgage Agency Rev., 8.05s, 2021                      320            334,765
  New York Mortgage Agency Rev., 8.05s, 2022                      555            588,056
  New York Mortgage Agency Rev., 7.75s, 2023                      995          1,049,954
                                                                             -----------
                                                                             $ 5,919,982
--------------------------------------------------        -----------        -----------
Turnpike Revenue - 6.3%
  Triborough Bridge & Tunnel Authority, NY, 5.5s,
                                              2017             $8,000        $ 7,791,760
  Triborough Bridge & Tunnel Authority, NY, MBIA,
   0s, 2017                                                     2,035            636,894
  Virgin Islands Public Finance Authority, Highway
   Rev., 7.7s, 2004                                               800            856,800
                                                                             -----------
                                                                             $ 9,285,454
--------------------------------------------------        -----------        -----------
Universities - 4.7%
  Hempstead Town, NY, Civic Facilities Rev
   (Hofstra University), MBIA, 5.8s, 2015                      $1,500        $ 1,504,110
  Islip, NY, Community Development Agency Rev
   (New York Institute of Technology), 7.5s, 2026               2,000          2,044,160
  New York Dormitory Authority Rev. (Cornell
   University), 7.375s, 2020                                    1,500          1,627,095
  New York Dormitory Authority Rev. (Ithaca
   College), AMBAC, 5s, 2013                                    1,895          1,756,930
                                                                             -----------
                                                                             $ 6,932,295
--------------------------------------------------        -----------        -----------
Water and Sewer Utility Revenue - 14.2%
  Buffalo, NY, Municipal Water Authority, FGIC,
   5s, 2025                                                    $1,000        $   881,860
  New York Environmental Facilities Corp. AMBAC,
   6.25s, 2012                                                  1,500          1,602,465
  New York Enviromental Facilities Corp.,
   Pollution Control Rev., 5.75s, 2010                          3,235          3,342,725
  New York Environmental Facilities Corp.,
   Pollution Control Rev., 6.875s, 2010                         2,000          2,178,240
  New York Environmental Facilities Corp.,
   Pollution Control Rev., 5.75s, 2012                          1,100          1,118,403
  New York Environmental Facilities Corp., Water
   Facilities Rev., 8.85s, 2015                                 2,500          2,750,500
  New York, NY, Municipal Water & Sewer Finance
   Authority, 6s, 2010                                            620            647,987
  New York, NY, Municipal Water & Sewer Finance
   Authority, 7.1s, 2012                                        2,000          2,170,760
  New York, NY, Municipal Water & Sewer Finance
   Authority, 7s, 2015                                            745            804,347
  New York, NY, Municipal Water & Sewer Finance
   Authority, 7.6s, 2020                                          470            504,897
  New York, NY, Municipal Water & Sewer Finance
   Authority, 5.5s, 2023                                        1,500          1,382,790
  Suffolk County, NY Water Authority, MBIA, 5.1s,
   2012                                                         1,895          1,818,973
  Suffolk County, NY Water Authority, MBIA, 5.1s,
   2013                                                         2,000          1,906,220
                                                                             -----------
                                                                             $21,110,167
--------------------------------------------------        -----------        -----------
Other - 2.7%
  Dutchess, NY, Industrial Development Agency,
   8.625s, 2016                                                $1,105        $ 1,169,897
  New York City Industrial Development Civic
   (YMCA), 5.8s, 2016                                           1,500          1,429,050
  New York City Trust Cultural Resources (Museum
   of Modern Art), AMBAC, 5.5s, 2021                            1,500          1,427,355
                                                          ------------
                                                                             $ 4,026,302
--------------------------------------------------------------------        ------------
Total Municipal Bonds (Identified Cost, $137,682,657)                       $144,097,089
                                                                            ------------
                                                         Shares
--------------------------------------------------------------------        ------------
Rights - 0.3%
--------------------------------------------------------------------        ------------
  Georgia Municipal Electric Authority, due 2016                1,000        $    17,906
  North Carolina Eastern Power Agency, due 2018                 5,000            140,400
  State of New Jersey, "D", due 2013                            2,000            291,000
--------------------------------------------------------------------        ------------
Total Rights (Identified Cost, $400,200)                                     $   449,306
--------------------------------------------------------------------        ------------
                                                    Principal Amount
                                                       (000 Omitted)
--------------------------------------------------------------------        ------------
Floating Rate Demand Note - 0.8%
----------------------------------------------------------------------------------------
  New York City Municipal Water Finance Authority,
   due 06/15/23, at Identified Cost                       $     1,200        $ 1,200,000
---------------------------------------------------------------------        ------------
Total Investments (Identified Cost, $139,282,857 )                          $145,746,395
Other Assets, Less Liabilities - 1.7%                                          2,565,387
----------------------------------------------------------------------------------------
Net assets - 100.0%                                                         $148,311,782
                                                                            ------------
See portfolio footnotes and notes to financial statements

                                                                           15-NY

Portfolio of Investments - March 31, 1997

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 97.9%
--------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                                 (000 Omitted)        Value
---------------------------------------------------- ----------------  ---------------
General Obligation - 6.0%
  Charlotte, NC, Water and Sewer, 5.8s, 2013              $ 1,780        $ 1,837,245
  Charlotte, NC, Water and Sewer, 5.8s, 2014                5,050          5,197,763
  Charlotte, NC, Water and Sewer, 5.6s, 2017                2,035          2,022,505
  Charlotte, NC, Water and Sewer, 5.9s, 2019                2,820          2,893,940
  Durham, NC, 5.9s, 2013                                    2,400          2,488,680
  Durham, NC, 5.9s, 2014                                    2,400          2,480,904
  Hertford County, NC, 9.5s, 2000                             100            101,963
  Hertford County, NC, 9.5s, 2001                             100            102,822
  Hertford County, NC, 9.5s, 2002                             100            102,395
  North Carolina Capital Improvement,
   5.1s, 2015                                               8,875          8,389,005
                                                                       ---------------
                                                                         $25,617,222
---------------------------------------------------------------------  ---------------
State and Local Appropriation - 8.5%
  Charlotte, NC, Certificates of Participation
   (Convention Facilities Project), AMBAC,
   0s, 2004                                               $ 3,435        $ 2,303,373
  Charlotte, NC, Certificates of Participation
   (Convention Facilities Project), AMBAC,
   0s, 2005                                                 4,810          3,036,120
  Charlotte, NC, Certificates of Participation
   (Convention Facilities Project), AMBAC,
   0s, 2006                                                 1,075            640,496
  Charlotte, NC, Certificates of Participation
   (Convention Facilities Project), AMBAC,
   0s, 2008                                                 3,000          1,578,900
  Cumberland County, NC, Certificates of
   Participation (Civic Center), AMBAC, 6.375s,
   2010                                                     1,100          1,180,146
  Cumberland County, NC, Certificates of
   Participation (Civic Center), AMBAC,
   0s, 2011                                                   425            185,109
  Cumberland County, NC, Certificates of
   Participation (Civic Center), AMBAC,
   0s, 2013                                                 1,000            380,140
  Dare County, NC, MBIA, 6.6s, 2006                         2,100          2,244,501
  Durham, NC, Certificates of Participation
   (Hospital and Office Facilities), 5.875s, 2009           1,460          1,500,237
  Durham, NC, Certificates of Participation (New
   Durham Corp.), 6.875s, 2009                              1,750          1,890,910
  Fayetteville, NC, Finance Corp. (Municipal
   Building), MBIA, 5.625s, 2018                              310            301,249
  Franklin County, NC, Certificates of Participation
   (Jail and School), FGIC,
   6.625s, 2014                                             2,000          2,138,220
  Greensboro, NC, Certificates of Participation
   (Coliseum Arena Project), 6.25s, 2011                    2,180          2,254,665
  Harnett County, NC, Certificates of Participation,
   AMBAC, 6.2s, 2006                                        1,000          1,066,020
  Harnett County, NC, Certificates of Participation,
   AMBAC, 6.2s, 2009                                        1,500          1,570,140
  Pasquotank County, NC, Certificates of
   Participation, MBIA, 5s, 2015+                           1,500          1,362,780
  Puerto Rico Housing, Bank and Finance Agency,
   7.5s, 2006                                               7,000          7,890,330
  Puerto Rico Public Buildings Authority,
   5.5s, 2007                                               2,550          2,572,440
  Scotland County, NC, Certificates of Participation
   (Jail/Courthouse Project), FSA, 6.75s, 2011              1,000          1,063,200
  Union County, NC, Certificates of Participation,
   AMBAC, 6.375s, 2012                                      1,000          1,056,720
                                                                       ---------------
                                                                         $36,215,696
---------------------------------------------------------------------  ---------------
Refunded and Special Obligations - 14.0%
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
   Street Project), 8.125s, 2000                          $ 1,630        $ 1,841,330
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
   Street Project), 8.25s, 2000                             3,305          3,747,242
  Charlotte, NC, Certificates of Participation
   (Convention Facilities Project), AMBAC, 6.75s,
   2021                                                     4,250          4,673,342
  Craven, NC, Regional Medical Authority, MBIA,
   7.2s, 2000                                               1,500          1,648,620
  Dare County, NC, School Bonds, MBIA,
   6.9s, 2000                                                 800            862,888
  Dare County, NC, School Bonds, MBIA,
   6.9s, 2000                                                 800            862,888
  Dare County, NC, School Bonds, MBIA,
   6.9s, 2000                                                 500            539,305
  Fayetteville, NC, Public Works Rev., FGIC, 7s,
   2000                                                     2,000          2,162,600
  Greensboro, NC, 6.3s, 2011                                4,165          4,495,493
  North Carolina Eastern Municipal Power Agency,
   7.75s, 1999                                              2,900          3,115,876
  North Carolina Eastern Municipal Power Agency,
   7.5s, 2010                                               2,595          3,044,143
  North Carolina Eastern Municipal Power Agency, 5s,
   2017                                                     9,010          8,256,133
  North Carolina Medical Care Commission, Hospital
   Rev. (Gaston Health Care),
   7.25s, 1999                                              1,400          1,495,676
  North Carolina Medical Care Commission, Hospital
   Rev. (Gaston Health Care), 0s, 2007                        500            266,425
  North Carolina Medical Care Commission, Hospital
   Rev. (Mercy Hospital), 6.5s, 2015                        1,000          1,063,570
  North Carolina Medical Care Commission, Hospital
   Rev. (Presbyterian Health),
   7.3s, 2000                                               1,000          1,102,270
  North Carolina Medical Care Commission, Hospital
   Rev. (Presbyterian Health),
   7.375s, 2000                                            12,315         13,604,011
  Pender County, NC, Certificates of Participation
   (Pender County Prison),
   7.6s, 2001                                               1,900          2,131,059
  Pender County, NC, Certificates of Participation
   (Pender County Prison),
   7.7s, 2001                                               1,000          1,125,340
  Pitt County, NC, Hospital Rev. (Pitt Memorial
   Hospital), MBIA, 6.75s, 2001                             2,800          3,085,096
                                                                       ---------------
                                                                         $59,123,307
---------------------------------------------------------------------  ---------------
Airport and Port Revenue - 1.2%
  Puerto Rico Ports Authority (American Airlines),
   6.25s, 2026                                            $ 5,075        $ 5,094,183
---------------------------------------------------------------------  ---------------
Electric and Gas Utility Revenue - 16.6%
  Lincolnton, NC, Enterprise Systems, MBIA, 5.375s,
   2021                                                   $   750        $   703,320
  New Hanover County, NC, Industrial Facilities Rev.
   (Carolina Power and Light Co.), 6.9s, 2009               1,000          1,056,010
  North Carolina Eastern Municipal Power Agency,
   AMBAC, 6s, 2018                                         14,245         14,532,179
  North Carolina Eastern Municipal Power Agency,
   MBIA, 7s, 2007                                           5,000          5,670,300
  North Carolina Eastern Municipal Power, MBIA,
   7.25s, 2007                                              5,000          5,723,650
  North Carolina Eastern Municipal Power, MBIA,
   7.5s, 2010                                               3,005          3,543,256

16-NC

Portfolio of Investments - continued

Municipal Bonds - continued
---------------------------------------------------------------------- ---------------
Electric and Gas Utility Revenue - continued
  North Carolina Municipal Power Agency,
   No. 1, Catawba Electric Rev., AMBAC,
   7.625s, 2014                                           $   180        $   187,076
  North Carolina Municipal Power Agency, No. 1,
   Catawba Electric Rev., FSA, 6.2s, 2018                   4,300          4,408,317
  North Carolina Municipal Power Agency, No. 1,
   Catawba Electric Rev., MBIA, 0s, 2008                   10,150          5,647,460
  North Carolina Municipal Power Agency, No. 1,
   Catawba Electric Rev., MBIA, 0s, 2009                   10,000          5,209,000
  North Carolina Municipal Power Agency, No. 1,
   Catawba Electric Rev., MBIA, 6s, 2011                    8,000          8,324,320
  North Carolina Municipal Power Agency,
   No. 1, Catawba Electric Rev., MBIA,
   6.97s, 2012++++                                          9,000          8,322,570
  Puerto Rico Electric Power Authority Rev., FSA,
   6s, 2016                                                 5,000          5,103,450
  Wake County, NC, Industrial Facilities Rev.
   (Carolina Power and Light), 6.9s, 2009                   2,000          2,134,340
                                                                       ---------------
                                                                         $70,565,248
---------------------------------------------------------------------  ---------------
Health Care Revenue - 20.0%
  North Carolina Medical Care Commission, Hospital
   Rev. (Carolina Medicorp), 6s, 2021                     $19,000        $19,067,070
  North Carolina Medical Care Commission, Hospital
   Rev. (Duke University), 5.25s, 2021                     10,000          9,142,800
  North Carolina Medical Care Commission, Hospital
   Rev. (Gaston Health Care), 5.5s, 2015                    8,040          7,735,766
  North Carolina Medical Care Commission, Hospital
   Rev. (Gaston Health Care), 5.5s, 2019                    8,000          7,589,040
  North Carolina Medical Care Commission, Hospital
   Rev. (Halifax Memorial), 6.75s, 2014                     1,355          1,377,385
  North Carolina Medical Care Commission, Hospital
   Rev. (Halifax Memorial), 6.75s, 2024                     4,500          4,558,545
  North Carolina Medical Care Commission, Hospital
   Rev. (Moore Memorial Hospital), 9.1s, 1999                 800            825,736
  North Carolina Medical Care Commission, Hospital
   Rev. (Rex Hospital), 6.25s, 2017                         6,850          7,043,786
  North Carolina Medical Care Commission, Hospital
   Rev. (Valdese General), 8.75s, 2016                      5,475          6,103,147
  North Carolina Medical Care Commission, Hospital
   Rev. (Well Spring Retirement), 6.25s, 2017               2,500          2,427,175
  North Carolina Medical Care Commission, Hospital
   Rev. (Well Spring Retirement), 6.25s, 2021               2,500          2,406,625
  Northern Hospital District, Surry County, NC,
   Health Care Facilities Rev., 7.875s, 2021                4,530          4,796,908
  Pitt County, NC, Hospital Rev. (Memorial
   Hospital), 5.25s, 2021                                   8,050          7,285,894
  University of North Carolina, Chapel Hill,
   Hospital Rev. (University Hospital), 5.25s, 2026         5,000          4,558,400
                                                                       ---------------
                                                                         $84,918,277
---------------------------------------------------------------------  ---------------
Industrial Revenue (Corporate Guarantee) - 10.0%
  Chatham County, NC, Industrial Facilities and
   Pollution Control (Weyerhaeuser), 9s, 2006             $ 1,260        $ 1,278,157
  Columbus County, NC, Industrial Facilities and
   Pollution Control (International Paper), 5.8s,
   2016                                                     4,000          3,866,600
  Gaston County, NC, Industrial Facilities and
   Pollution Control Finance Authority (Combustion
   Engineering, Inc.), 8.85s, 2015                        $ 1,000        $ 1,120,900
  Halifax County, NC, Industrial Facilities and
   Pollution Control Finance Authority (Champion
   International Corp.), 8.15s, 2019                        1,500          1,611,300
  Haywood County, NC, Industrial Facilities and
   Pollution Control Finance Authority (Champion
   International Corp.), 8.1s, 2009                         2,500          2,673,825
  Haywood County, NC, Industrial Facilities and
   Pollution Control Finance Authority (Champion
   International Corp.), 5.75s, 2025                       11,500         10,736,745
  Martin County, NC, Industrial Facilities and
   Pollution Control Finance Authority
   (Weyerhaeuser Co.), 7.25s, 2014                          7,000          7,589,610
  Martin County, NC, Industrial Facilities and
   Pollution Control Finance Authority
   (Weyerhaeuser Co.), 6.8s, 2024                           7,500          7,998,825
  Mecklenburg County, NC, Industrial Facilities and
   Pollution Control Finance Authority (Precision
   Steel), 7.75s, 2014                                      2,600          2,791,724
  Surry County, NC, Industrial Facilities and
   Pollution Control Finance Authority
   (Weyerhaeuser Co.), 9.25s, 2002                          1,500          1,733,580
  Wake County, NC, Industrial Facilities and
   Pollution Control Finance Authority
   (Mallinkcodt), 6.75s, 2012                               1,100          1,152,602
                                                                       ---------------
                                                                         $42,553,868
---------------------------------------------------------------------  ---------------
Insured Health Care Revenue - 2.7%
  Cumberland County, NC, Hospital Facilities Rev.
   (Cumberland County Hospital), MBIA, 0s, 2009           $ 1,800        $   883,134
  Cumberland County, NC, Hospital Facilities Rev.
   (Cumberland County Hospital), MBIA, 6s, 2021             4,000          4,037,240
  New Hanover County, NC, Hospital Facilities Rev.
   (New Hanover Regional Medical Center), AMBAC,
   5.75s, 2026                                              4,625          4,522,741
  North Carolina Medical Care Commission, Hospital
   Rev. (Wilson Memorial Hospital), AMBAC, 0s, 2013         1,000            381,980
  North Carolina Medical Care Commission, Hospital
   Rev. (Wilson Memorial Hospital), AMBAC, 0s, 2014         3,055          1,101,144
  North Carolina Medical Care Commission, Hospital
   Rev. (Wilson Memorial Hospital), AMBAC, 0s, 2015         1,140            384,226
                                                                       ---------------
                                                                         $11,310,465
---------------------------------------------------------------------  ---------------
Multi-Family Housing Revenue - 4.1%
  Asheville, NC, Housing Authority (Asheville
   Terrace Apartments), 7.1s, 2011                        $ 5,000        $ 5,222,750
  North Carolina Housing Finance Agency, FHA, 6.9s,
   2024                                                     4,880          5,122,146
  North Carolina Housing Finance Agency, FHA, 6.05s,
   2028                                                     5,000          5,018,300
  Salisbury, NC, Housing Corp. (Yadkin Senior
   Citizens), FNMA, 6.75s, 2022                             2,100          2,131,248
                                                                       ---------------
                                                                         $17,494,444
---------------------------------------------------------------------  ---------------

                                                                           17-NC

Portfolio of Investments - continued

Municipal Bonds - continued
---------------------------------------------------------------------- ---------------
Single Family Housing Revenue - 4.0%
  North Carolina Housing Finance Agency,
   6.7s, 2018                                             $ 1,785       $  1,859,702
  North Carolina Housing Finance Agency, 8.125s,
   2019                                                     1,745          1,800,055
  North Carolina Housing Finance Agency,
   7.7s, 2021                                               2,215          2,280,542
  North Carolina Housing Finance Agency,
   7.8s, 2021                                               2,100          2,158,506
  North Carolina Housing Finance Agency, 7.85s, 2028        5,640          5,842,983
  North Carolina Housing Finance Agency,
   7.6s, 2032                                               2,780          2,881,915
                                                                       ---------------
                                                                        $ 16,823,703
---------------------------------------------------------------------  ---------------
Solid Waste Revenue - 0.3%
  Iredell, NC, Solid Waste Systems Rev.,
   6.25s, 2012                                            $ 1,250       $  1,272,000
---------------------------------------------------------------------  ---------------
Turnpike Revenue - 0.6%
  Puerto Rico Highway and Transportation Authority
   Rev., 6.523s, 2007++++                                 $ 2,750       $  2,735,535
---------------------------------------------------------------------  ---------------
Universities - 5.9%
  Appalachian State University, NC, MBIA, 6.1s, 2014      $ 1,140       $  1,173,003
  Appalachian State University, NC, MBIA, 6.125s,
   2019                                                     4,370          4,479,206
  North Carolina Education Facilities Finance Agency
   (Duke University), 6.75s, 2021                          11,500         12,437,135
  University of North Carolina (Centennial Campus),
   MBIA, 5.125s, 2016                                       1,810          1,665,218
  University of North Carolina (Chapel Hill),
   0s, 2012                                                 9,105          3,575,352
  University of North Carolina (Chapel Hill),
   0s, 2013                                                 4,285          1,564,839
                                                                       ---------------
                                                                        $ 24,894,753
---------------------------------------------------------------------  ---------------
Water and Sewer Utility Revenue - 3.9%
  Asheville, NC, Water and Sewer Systems Rev., FGIC,
   5.7s, 2025                                             $ 2,500       $  2,445,050
  Charlotte, NC, Water and Sewer Systems Rev.,
   5.25s, 2021                                              3,000          2,766,120
  Kanapolis, NC, Certificates of Participation,
   MBIA, 7.375s, 2010                                       5,000          5,333,050
  Raleigh, NC, Water and Sewer Systems Rev., 5.125s,
   2022                                                     2,000          1,807,180
  Winston-Salem, NC, Water and Sewer Systems Rev.,
   6.25s, 2012                                              4,000          4,134,120
                                                                       ---------------
                                                                        $ 16,485,520
---------------------------------------------------------------------  ---------------
Total Municipal Bonds (Identified cost, $395,567,120)                   $415,104,221
---------------------------------------------------------------------- ---------------
Floating Rate Demand Notes - 0.6%
--------------------------------------------------------------------------------------
  Uinta County, WY, Pollution Control Rev.
   (Chevron), due 8/15/00                                 $   700       $    700,000
  Uinta County, WY, Pollution Control Rev.
   (Chevron), due 12/01/22                                  2,000          2,000,000
---------------------------------------------------------------------  ---------------
Total Floating Rate Demand Notes, at Identified Cost                    $  2,700,000
---------------------------------------------------------------------  ---------------
Total Investments (Identified Cost, $398,267,120)                       $417,804,221
Other Assets, Less Liabilities - 1.5%                                      6,131,119
---------------------------------------------------------------------  ---------------
Net assets - 100.0%                                                     $423,935,340
---------------------------------------------------------------------- ---------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments - March 31, 1997

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Municipal Bonds - 93.8%
--------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                                 (000 Omitted)       Value
---------------------------------------------------- ----------------  --------------
General Obligation - 13.0%
  Beaver County, PA, MBIA, 5.75s, 2015                    $  250         $  249,553
  Central Greene, PA, School District, AMBAC, 5.25s,
   2024                                                      750            692,250
  Chester County, PA, 5.65s, 2011                            500            506,495
  Commonwealth of Puerto Rico, 6.35s, 2010                 1,350          1,419,457
  Dauphin County, PA, General Authority Rev., 5.8s,
   2026                                                      400            386,340
  Dauphin County, PA, General Authority Rev., MBIA,
   0s, 2020                                                  240             59,815
  Delaware County, PA, 5.125s, 2016                          500            464,465
  Greene County, PA, 6s, 2010                                100             99,944
  Northeastern York County, PA, School District,
   FGIC, 0s, 2012                                            415            176,151
  Oley Valley, PA, School District, AMBAC,
   0s, 2011                                                  810            365,350
  Southeastern Area, PA, Special Schools Authority
   Rev., 0s, 2007                                            360            201,395
  State of Pennsylvania, 6.25s, 2010                         300            325,497
  Valley View, PA, School District, FGIC,
   5.5s, 2014                                                500            486,605
                                                                       --------------
                                                                         $5,433,317
---------------------------------------------------------------------  --------------
State and Local Appropriation - 2.1%
  Philadelphia, PA, Municipal Authority Rev.
   (Justice Lease), 8.625s, 2016                          $  345         $  381,711
  State of Pennsylvania, Certificates of
   Participation, AMBAC, 5.4s, 2009                          500            500,645
                                                                       --------------
                                                                         $  882,356
---------------------------------------------------------------------  --------------
Refunded and Special Obligations - 12.8%
  Allegheny County, PA, Sanitation Authority, FGIC,
   7.45s, 1999                                            $  200         $  212,088
  Allegheny County, PA, Sanitation Authority, ETM,
   0s, 2014                                                2,835          1,047,136
  Bethlehem, PA, Water Authority Rev., MBIA, 6.1s,
   2002                                                      500            529,620
  Philadelphia, PA, Gas Works Rev., ETM, 6s, 2013          1,645          1,702,871
  Philadelphia, PA, Hospital and Higher Educational
   Facilities, 7.25s, 2001                                   500            554,155
  Puerto Rico Highways and Transportation Authority
   Rev., 6.5s, 2002                                          250            273,250
  Schuylkill County, PA, Redevelopment Authority
   Rev., FGIC, 7s, 2007                                      300            329,151
  Westmoreland County, PA, FGIC, ETM,
   0s, 2018                                                1,000            290,450
  Westmoreland County, PA, MBIA, ETM, 5.25s, 2009            400            395,888
                                                                       --------------
                                                                         $5,334,609
---------------------------------------------------------------------  --------------
Airport and Port Revenue - 1.8%
  Allegheny County, PA, Airport Rev. (Greater
   Pittsburgh), FGIC, 7.75s, 2019                         $  750         $  768,120
---------------------------------------------------------------------  --------------
Electric and Gas Utility Revenue - 4.4%
  Luzerne County, PA, Industrial Development
   Authority, 6.05s, 2019                                 $  300         $  289,710
  Luzerne County, PA, Industrial Development
   Authority, AMBAC, 7.2s, 2017                              500            549,385
  Philadelphia, PA, Gas Works Rev.,
   6.375s, 2014                                              750            764,610
  Philadelphia, PA, Gas Works Rev.,
   5.25s, 2015                                               250            226,410
                                                                       --------------
                                                                         $1,830,115
---------------------------------------------------------------------  --------------

18-PA

Portfolio of Investments - continued

Municipal Bonds - continued
---------------------------------------------------------------------- --------------
Health Care Revenue - 10.3%
  Butler County, PA, Industrial Development
   Authority (Sherwood Oaks), 5.75s, 2011                 $  400         $  379,624
  Chester County, PA, Health and Education (Main
   Line), 5.5s, 2015                                         335            317,915
  Cumberland County, PA, Municipal Refunding
   (Carlisle Hospital), 6.8s, 2023                           500            511,815
  Montgomery County, PA, Industrial Development
   Authority, Health Facilities Rev. (AHF/Ambler),
   8.5s, 2023                                                210            212,638
  Pennsylvania Higher Education Rev., 5.7s, 2011             550            551,199
  Philadelphia, PA, Health and Educational
   Facilities Authority (Children's Hospital),
   5.375s, 2014                                              500            477,075
  Philadelphia, PA, Health and Educational
   Facilities Authority (Jeans Health),
   6.6s, 2010                                                500            516,575
  Philadelphia, PA, Health and Educational
   Facilities Authority (Temple University),
   6.625s, 2023                                              250            254,857
  Philadelphia, PA, Hospitals and Higher Educational
   Facilities Authority (Graduate Health), 6.25s,
   2018                                                      300            288,300
  Scranton-Lackawanna, PA (Allied Health), 7.125s,
   2005                                                      500            530,755
  Union County, PA, Hospital Authority Rev.
   (Evangelical Community Hospital),
   5.875s, 2023                                              300            275,046
                                                                       --------------
                                                                         $4,315,799
---------------------------------------------------------------------  --------------
Industrial Revenue (Corporate Guarantee) - 5.1%
  Erie County, PA, Industrial Development Authority,
   Environmental Improvement (International Paper),
   7.625s, 2018                                           $  250         $  278,132
  Hampden, PA, Industrial Development Authority
   (Kmart), 5.75s, 2008                                      250            240,338
  New Morgan, PA, Industrial Development Authority
   (Browning Ferris Co.), 6.5s, 2019                         500            512,435
  Northampton County, PA, Industrial Development
   Authority (Bethlehem Steel), 7.55s, 2017                  800            838,304
  Pennsylvania Economic Development Authority
   (MacMillan Bloedel), 7.6s, 2020                           250            276,008
                                                                       --------------
                                                                         $2,145,217
---------------------------------------------------------------------  --------------
Insured Health Care Revenue - 11.3%
  Allegheny County, PA, Hospital Authority (Magee
   Women's), FGIC, 0s, 2015                               $1,000         $  329,060
  Allegheny County, PA, Hospital Authority (South
   Hills Health System), MBIA,
   5.8s, 2016                                                500            493,665
  Allegheny County, PA, Hospital Authority
   (University of Pittsburgh), MBIA,
   5.35s, 2015                                               400            376,932
  Blair County, PA, Hospital Authority (Altoona),
   AMBAC, 5.5s, 2008                                         470            474,080
  Dauphin County, PA, General Authority Hospital
   Rev. (Hapsco Project), MBIA,
   5.8s, 2002                                                355            369,477
  Dauphin County, PA, General Authority Hospital
   Rev. (Hapsco Project), MBIA,
   5.5s, 2013                                              1,000            967,360
  Delaware County, PA, Hospital Rev. (Crozer
   Chester), MBIA, 5.3s, 2020                                500            459,505
  Doylestown, PA, Hospital Authority Rev., AMBAC,
   5s, 2023                                               $  500         $  439,635
  Lancaster County, PA, Hospital Rev. (Masonic),
   AMBAC, 5s, 2020                                           400            353,908
  Lehigh County, PA, Hospital Rev. (Lehigh Valley),
   MBIA, 7s, 2016                                            250            283,852
  Sayre, PA, Health Care Facilities (VHA, PA),
   AMBAC, 6.375s, 2022                                       160            165,352
                                                                       --------------
                                                                         $4,712,826
---------------------------------------------------------------------  --------------
Multi-Family Housing Revenue - 0.6%
  Montgomery County, PA, Redevelopment Authority
   (KBF Associates), 6.5s, 2025                           $  250         $  245,215
---------------------------------------------------------------------  --------------
Sales and Excise Tax Revenue - 3.5%
  Puerto Rico Highway & Transportation Authority,
   5.5s, 2008                                             $  500         $  488,420
  Puerto Rico Highway & Transportation Authority,
   5.5s, 2013                                                500            489,860
  Puerto Rico Highway & Transportation Authority,
   5.5s, 2015                                                500            495,915
                                                                       --------------
                                                                         $1,474,195
---------------------------------------------------------------------  --------------
Single Family Housing Revenue - 8.0%
  Pennsylvania Housing Finance Agency, 6.75s, 2014        $  500         $  521,540
  Pennsylvania Housing Finance Agency, 6.4s, 2016            500            513,890
  Pennsylvania Housing Finance Agency, 6.65s, 2021           250            258,415
  Pennsylvania Housing Finance Agency, 6.125s, 2024          480            482,587
  Pennslyvania Housing Finance Agency, FHA, VA,
   5.75s, 2013                                             1,000            995,490
  Philadelphia, PA, Redevelopment Authority, 6.1s,
   2010                                                      200            198,382
  Pittsburgh, PA, Urban Development Corp., 5.5s,
   2010                                                      400            386,780
                                                                       --------------
                                                                         $3,357,084
---------------------------------------------------------------------  --------------
Solid Waste Revenue - 2.3%
  Harrisburg, PA, 5.875s, 2021                            $1,000         $  962,910
---------------------------------------------------------------------  --------------
Turnpike Revenue - 2.5%
  Delaware River Junction, Toll Bridge (Pennsylvania
   Bridge), FGIC, 6.25s, 2012                             $1,000         $1,035,630
---------------------------------------------------------------------  --------------
Universities - 3.2%
  Cumberland County, PA, Municipal Authority
   (Messiah College), AMBAC, 5.125s, 2015                 $  300         $  277,476
  Pennsylvania Higher Education Facilities Authority
   Rev. (Thomas Jefferson University), 6s, 2019              625            628,013
  Pennsylvania Higher Education Facilities Authority
   Rev. (University of Pennsylvania), 7s, 2008               400            447,320
                                                                       --------------
                                                                         $1,352,809
---------------------------------------------------------------------  --------------
Water and Sewer Utility Revenue - 7.0%
  Lancaster, PA, Sewer Authority, FGIC,
   6.85s, 2011                                            $  250         $  255,500
  Meadville, PA, Area Water Authority, FSA, 5.125s,
   2014                                                      250            232,455
  Philadelphia, PA, Water Rev., 5.75s, 2013                  275            264,465
  Philadelphia, PA, Water Rev., FSA,
   5.75s, 2013                                               300            298,344
  Philadelphia, PA, Water Rev., MBIA,
   5.5s, 2014                                              1,000            967,200
  West View, PA, Water Rev., FGIC,
   5.15s, 2017                                             1,000            926,760
                                                                       --------------
                                                                         $2,944,724
---------------------------------------------------------------------  --------------

                                                                           19-PA

Portfolio of Investments - continued

Municipal Bonds - continued
---------------------------------------------------------------------- --------------
Other - 5.9%
  Pennsylvania Convention Center Rev.,
   6.75s, 2019                                            $  250        $   265,277
  Pennsylvania Finance Authority Rev.,
   6.6s, 2009                                                900            950,049
  Pennsylvania Industrial Development Authority,
   AMBAC, 7s, 2007                                           300            340,218
  Pennsylvania Industrial Development Authority,
   AMBAC, 5.8s, 2009                                         400            412,892
  Philadelphia, PA, Industrial Development Authority
   Lease, MBIA, 5.35s, 2012                                  500            482,920
                                                                       --------------
                                                                        $ 2,451,356
---------------------------------------------------------------------  --------------
Total Municipal Bonds (Identified Cost, $38,851,870)                    $39,246,282
---------------------------------------------------------------------- --------------
Floating Rate Demand Note - 2.4%
-------------------------------------------------------------------------------------
  Allegheny County, due 3/01/20,
   at Identified Cost                                     $1,000        $ 1,000,000
---------------------------------------------------------------------  --------------
Total Investments (Identified Cost, $39,851,870)                        $40,246,282
Other Assets, Less Liabilities - 3.8%                                     1,585,108
---------------------------------------------------------------------- --------------
Net assets - 100.0%                                                     $41,831,390
---------------------------------------------------------------------- --------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments - March 31, 1997

MFS SOUTH CAROLINA MUNICIPAL BOND FUND
Municipal Bonds - 97.4%
--------------------------------------------------------------------------------

                                                   Principal Amount
Issuer                                               (000 Omitted)       Value
-------------------------------------------------- ----------------  ---------------
General Obligation - 3.2%
  Charleston County, SC, 5.5s, 2014###                  $1,250        $ 1,234,450
  Commonwealth of Puerto Rico, 5.4s, 2025                1,500          1,381,935
  Puerto Rico Public Buildings Authority,
   5.7s, 2009                                            1,000          1,018,980
  Richland County, SC, School District No. 1, 5s,
   2016                                                  1,975          1,800,529
                                                                     ---------------
                                                                      $ 5,435,894
-------------------------------------------------- ----------------  ---------------
State and Local Appropriation - 7.5%
  Berkeley County, SC, School District, AMBAC,
   6.3s, 2016                                           $1,800        $ 1,881,828
  Greenville County, SC, Certificates of
   Participation (Courthouse & Detention Center),
   AMBAC, 5.7s, 2017                                     1,750          1,701,018
  Greenville County, SC, Certificates of
   Participation (Greenville Technical College),
   AMBAC, 5.9s, 2019                                       850            845,818
  Hilton Head Island, SC, Public Finance Corp.,
   Certificates of Participation, AMBAC, 5.75s,
   2014                                                  1,750          1,740,217
  Lexington County, SC, School District No. 1,
   Certificates of Participation (Gilbert Middle
   School), MBIA, 6.65s, 2012                            1,000          1,050,510
  Myrtle Beach, SC, Public Finance Corp.,
   Certificates of Participation (Convention
   Center), 6.875s, 2017                                 2,500          2,574,525
  Puerto Rico Public Buildings Authority,
   5.5s, 2021                                            1,000            947,410
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of
   Participation, 7.5s, 2006                               175            177,229
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of
   Participation, 7.5s, 2007                               190            192,421
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of
   Participation, 7.5s, 2008                            $  205        $   207,612
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of
   Participation, 7.5s, 2009                               220            222,266
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of
   Participation, 7.5s, 2012                               270            271,474
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of
   Participation, 7.5s, 2014                               315            316,720
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of
   Participation, 7.5s, 2018                               635            638,467
                                                                     ---------------
                                                                      $12,767,515
-------------------------------------------------- ----------------  ---------------
Refunded and Special Obligations - 20.2%
  Calhoun, SC, Solid Waste Disposal Rev. (Eastman
   Kodak), 6.75s, 2017                                  $1,000        $ 1,110,510
  Charlestown County, SC, Alumax Project, 6.5s,
   2001                                                  1,315          1,420,923
  Charlestown County, SC, Certificates of
   Participation (Charlestown Public Facilities
   Corp.), MBIA, 7.1s, 2001                              2,000          2,209,880
  Columbia, SC, Waterworks & Sewer Rev.,
   0s, 2004                                              1,500          1,073,190
  Columbia, SC, Waterworks & Sewer Rev.,
   0s, 2006                                              2,045          1,302,808
  Commonwealth of Puerto Rico, Public Improvement
   Rev., 6.8s, 2002                                        425            470,386
  Greenville Hospital System, SC, Hospital
   Facilities Rev., "A", FGIC, 7.8s, 1998                1,950          2,064,036
  Greenville Hospital System, SC, Hospital
   Facilities Rev., "B", FGIC, 7.8s, 1998                1,500          1,587,720
  Greenwood County, SC, Hospital Rev. (Self
   Memorial Hospital), BIGI, 8.25s, 1997                   500            520,405
  Laurens, SC, Utility Systems Rev., FGIC, 7.625s,
   1998                                                  1,100          1,161,908
  Lexington County, SC, School District No. 1,
   Certificates of Participation (White Knoll
   Middle School), CGIC, 7.65s, 1999                     1,400          1,508,738
  Myrtle Beach, SC, Water & Sewer Rev., MBIA, 6s,
   2000                                                  1,780          1,845,611
  Myrtle Beach, SC, Water & Sewer Rev., MBIA, 6s,
   2000                                                  1,750          1,814,505
  North Charleston, SC, Sewer Rev., MBIA, 7.75s,
   1998                                                  1,250          1,333,138
  Puerto Rico Aqueduct & Sewer Authority Rev., 9s,
   2005                                                    750            938,078
  Puerto Rico Highway & Transportation Authority,
   Highway Rev., 6.625s, 2002                              300            329,625
  Richland County, SC, 6.25s, 2000                       1,260          1,335,209
  Richland County, SC, Certificates of
   Participation, FGIC, 0s, 2005                         1,160            774,683
  Richland County, SC, Certificates of
   Participation, FGIC, 0s, 2006                         1,160            729,535
  Richland County, SC, Certificates of
   Participation, FGIC, 0s, 2007                         1,160            688,959
  South Carolina Jobs Economic Development
   Authority (Carolina Hospital System Project),
   7.55s, 2002                                           2,000          2,281,960
  South Carolina Public Service Authority (Santee
   Cooper), 6.625s, 2002                                 4,000          4,391,040
  South Carolina Public Service Authority, "C"
   (Santee Cooper), 7.1s, 2001                           1,220          1,349,893

20-SC

Portfolio of Investments - continued

Municipal Bonds - continued
-------------------------------------------------------------------- ---------------
Refunded and Special Obligations - continued
  Spartanburg County, SC, Hospital Facilities Rev.
   (Mary Black Hospital), 8.25s, 1998                   $  500        $   538,205
  St. Andrews, SC, Public Services District, Sewer
   System Rev., FGIC, 7.75s, 2018                        1,000          1,047,470
  York County, SC, School District No. 3,
   7.5s, 1998                                              575            608,344
                                                                     ---------------
                                                                      $34,436,759
-------------------------------------------------- ----------------  ---------------
Airport and Port Revenue - 0.6%
  Richland Lexington, SC, Airport Rev. (Columbia
   Airport), "A", AMBAC,
   5.7s, 2026                                           $1,000        $   953,830
-------------------------------------------------- ----------------  ---------------
Electric and Gas Utility Revenue - 13.1%
  Camden, SC, Public Utility Rev., Refunding &
   Improvement, MBIA, 5.5s, 2017                        $1,500        $ 1,436,760
  Colleton & Dorchester Counties, SC, Pollution
   Control Rev., 6.6s, 2014                              3,000          3,169,890
  Fairfield County, SC, Pollution Control Rev.
   (South Carolina Electric Co.), 6.5s, 2014             1,250          1,322,875
  Oconee County, SC, Pollution Control Rev. (Duke
   Power Co.), 7.5s, 2017                                1,000          1,072,100
  Piedmont Municipal Power Agency, SC, Electric
   Rev., FGIC, 6.25s, 2021                               4,600          4,895,826
  Piedmont Municipal Power Agency, SC, Electric
   Rev., FGIC, 5s, 2022                                  2,300          2,032,004
  Puerto Rico Electric Power Authority, "S", MBIA,
   6.125s, 2008                                          1,025          1,107,748
  Puerto Rico Telephone Authority Rev., AMBAC,
   5.87s, 2004 ss                                        1,000            965,840
  South Carolina Public Service Authority, "A",
   MBIA, 5.75s, 2022                                       500            490,900
  South Carolina Public Service Authority, "B",
   AMBAC, 5.5s, 2023                                     1,000            949,830
  South Carolina Public Service Authority, FGIC,
   5.875s, 2023                                          2,000          1,995,960
  South Carolina Public Service Authority, MBIA,
   7.193s, 2013++++                                      3,000          2,838,810
                                                                     ---------------
                                                                      $22,278,543
-------------------------------------------------- ----------------  ---------------
Health Care Revenue - 7.0%
  Greenville County, SC, First Mortgage Rev.
   (Chestnut Hill), 10.125s, 2016                       $1,895        $ 1,909,212
  Greenville Hospital System, SC, Hospital
   Facilities Rev., 6s, 2020                             5,400          5,453,784
  Horry County, SC, Hospital Facilities Rev.
   (Conway Hospital), 6.75s, 2012                        4,500          4,636,125
                                                                     ---------------
                                                                      $11,999,121
-------------------------------------------------- ----------------  ---------------
Industrial Revenue (Corporate Guarantee) - 10.9%
  Chester County, SC, Industrial Development Rev.
   (Springs Industries, Inc), 7.35s, 2014               $1,000        $ 1,069,140
  Chester County, SC, Industrial Development Rev.
   (Springs Industries, Inc.), 7.8s, 2014                1,025          1,103,115
  Darlington County, SC, Industrial Development
   Rev. (Nucor Corp.),
   5.75s, 2023                                           2,000          1,923,920
  Darlington County, SC, Industrial Development
   Rev. (Sonoco Products Co.), 6.125s, 2025              1,500          1,523,910
  Fairfield County, SC, Industrial Development
   Rev. (Rite Aid, Inc.), 7.9s, 2016                     2,950          3,021,154
  Florence County, SC, Industrial Development Rev.
   (Stone Container Corp.), 7.375s, 2007                   945            989,330
  Greenville County, SC, Industrial Development
   Rev. (Kroger Co.), 7.85s, 2015                          500            563,935
  Lexington County, SC, Industrial Rev. (J. B.
   White & Co.), 8s, 2005                                  600            649,638
  Richland County, SC, Pollution Control Rev.
   (Union Camp Corp.), 6.55s, 2020                      $1,800        $ 1,886,220
  Richland County, SC, Solid Waste Facilities Rev.
   (Union Camp Corp.), 6.75s, 2022                       2,000          2,071,000
  York City, SC, Industrial Development Rev.
   (Hoechst Celanese), 5.7s, 2024                        4,000          3,866,920
                                                                     ---------------
                                                                      $18,668,282
-------------------------------------------------- ----------------  ---------------
Insured Health Care Revenue - 7.7%
  Charleston County, SC, Hospital Facilities Rev.
   (Medical Society Health Project), MBIA, 5s,
   2022                                                 $2,450        $ 2,123,317
  Pickens & Richland Counties, SC, Hospital
   Facilities Rev. (Baptist Hospital), AMBAC,
   5.75s, 2021                                           3,000          2,949,630
  South Carolina Jobs Economic Development
   Authority, Hospital Facilities Rev. (Anderson
   Area Medical Center), MBIA, 5.25s, 2015               1,750          1,632,382
  South Carolina Jobs Economic Development
   Authority, Hospital Facilities Rev. (Tuomey
   Regional Medical Center), MBIA, 5.5s, 2020            3,390          3,214,093
  Spartanburg County, SC, Health Service Rev.,
   AMBAC, 5.3s, 2025                                     1,000            913,130
  Spartanburg County, SC, Hospital Facilities
   Rev., Health Services District Inc., AMBAC,
   5.3s, 2020                                            2,500          2,315,100
                                                                     ---------------
                                                                      $13,147,652
-------------------------------------------------- ----------------  ---------------
Multi-Family Housing Revenue - 2.5%
  South Carolina Housing Finance & Development
   Authority (Fairway Apartments), FHA, 7.625s,
   2033                                                 $1,955        $ 2,046,025
  South Carolina Housing Finance & Development
   Authority (Hunting Ridge Apartments), 6.75s,
   2025                                                  1,000          1,015,020
  South Carolina Housing Finance & Development
   Authority (Runaway Bay Apartments), 6.125s,
   2015                                                  1,300          1,281,670
                                                                     ---------------
                                                                      $ 4,342,715
-------------------------------------------------- ----------------  ---------------
Sales and Excise Tax Revenue - 0.5%
  Puerto Rico Highway & Transportation Authority
   Rev., 5.5s, 2026                                     $1,000        $   930,100
-------------------------------------------------- ----------------  ---------------
Single Family Housing Revenue - 4.6%
  South Carolina Housing Finance & Development
   Authority Rev., 7.55s, 2011                          $1,750        $ 1,810,253
  South Carolina Housing Finance & Development
   Authority Rev., 8.6s, 2019                              620            638,631
  South Carolina Housing Finance & Development
   Authority Rev., 7.75s, 2022                           2,650          2,759,551
  South Carolina Housing Finance & Development
   Authority Rev., 7.8s, 2022                            1,000          1,036,190
  South Carolina Housing Finance & Development
   Authority Rev., 7.9s, 2032                            1,610          1,675,543
                                                                     ---------------
                                                                      $ 7,920,168
-------------------------------------------------- ----------------  ---------------
Solid Waste Revenue - 1.1%
  Charleston County, SC, Resource Recovery Rev.
   (Foster Wheeler), 9.25s, 2010                        $1,750        $ 1,851,640
-------------------------------------------------- ----------------  ---------------
Universities - 0.9%
  Coastal Carolina University, SC, MBIA, 6.875s,
   2026                                                 $1,000        $ 1,079,700
  University of South Carolina, University Rev.,
   MBIA, 5.75s, 2026                                       515            499,432
                                                                     ---------------
                                                                      $ 1,579,132
-------------------------------------------------- ----------------  ---------------

                                                                           21-SC

Portfolio of Investments - continued

Municipal Bonds - continued
-------------------------------------------------------------------- ---------------
Water and Sewer Utility Revenue - 17.6%
  Cayce, SC, Waterworks & Sewer Rev., AMBAC,
   5.25s, 2015                                          $1,000        $    938,310
  Charleston County, SC, Waterworks & Sewer Rev.,
   6s, 2012                                              2,000           2,039,220
  Charleston County, SC, Waterworks & Sewer Rev.,
   MBIA, 5s, 2022                                        3,150           2,771,811
  Columbia, SC, Waterworks & Sewer Rev.,
   0s, 2005                                              2,245           1,498,133
  Columbia, SC, Waterworks & Sewer Rev.,
   0s, 2006                                              9,330           5,862,599
  Columbia, SC, Waterworks & Sewer Rev., 5.375s,
   2012                                                  3,500           3,443,510
  Greenville, SC, Waterworks Rev., 5.5s, 2022            1,000             940,650
  Laurens County, SC, Water & Sewer Commission,
   Sewer System Rev., 5.5s, 2014                         1,080           1,017,068
  Myrtle Beach, SC, Water & Sewer Rev., MBIA,
   5.5s, 2013                                            1,000             978,970
  South Carolina Water Resources Authority Rev.
   (Local Government Program),
   7.25s, 2020                                           3,000           3,173,730
  Spartanburg, SC, Waterworks Rev., FGIC, 6.05s,
   2018                                                  2,750           2,804,423
  Western Carolina Regional Sewer Authority Rev.,
   AMBAC, 0s, 2007                                       4,400           2,564,364
  York County, SC, Water & Sewer Rev.,
   6.5s, 2025                                            2,000           1,964,120
                                                                     ---------------
                                                                      $ 29,996,908
--------------------------------------------------- ----------------  ---------------
Total Municipal Bonds (Identified Cost, $158,311,434)                 $166,308,259
-------------------------------------------------------------------- ---------------
Floating Rate Demand Note - 1.0%
------------------------------------------------------------------------------------
  Charleston County, SC, Industrial Rev. (Massey
   Coal), due 1/01/07, at Identified Cost               $1,700        $  1,700,000
-------------------------------------------------- ----------------  ---------------
Total Investments (Identified Cost, $160,011,434)                     $168,008,259
Other Assets, Less Liabilities - 1.6%                                    2,771,126
-------------------------------------------------------------------- ---------------
Net assets - 100.0%                                                   $170,779,385
-------------------------------------------------------------------- ---------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments - March 31, 1997
MFS TENNESSEE MUNICIPAL BOND FUND

Municipal Bonds - 97.9%
--------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                                (000 Omitted)         Value
---------------------------------------------------  ----------------- ---------------
General Obligation - 8.7%
  Huntington, TN, School District, AMBAC, 5.35s,
   2021                                                   $1,050         $   994,465
  McKenzie, TN, High School District, FSA, 5.625s,
   2017                                                      500             491,375
  Memphis, TN, 5.25s, 2012                                   800             771,056
  Metropolitan Government of Nashville & Davidson
   County, TN, 6.125s, 2014                                1,000           1,029,660
  Metropolitan Government of Nashville & Davidson
   County, TN, 6.125s, 2019                                1,255           1,284,819
  Rutherford County, TN, 0s, 2015                          1,500             507,000
  Sevier County, TN, Public Building Authority,
   AMBAC, 5.6s, 2015                                         800             783,648
  Shelby County, TN, 5.125s, 2015                          1,000             935,560
  Shelby County, TN, Capital Appreciation
   Refundings, "B", 0s, 2013                               3,960           1,522,541
  Shelby County, TN, Public Improvement, "B",
   5.75s, 2021                                             1,000             987,060
  Territory of Virgin Islands, 7.75s, 2006                   390             419,472
  Union County, TN, AMBAC, 5.25s, 2020                     1,000             932,940
                                                                       ---------------
                                                                         $10,659,596
---------------------------------------------------- ----------------- ---------------
State and Local Appropriation - 3.2%
  Gatlinburg, TN, Public Building Authority
   (Gatlinburg Convention Center), AMBAC, 6.9s,
   2012                                                   $1,000         $ 1,070,630
  Puerto Rico Public Buildings Authority,
   5.5s, 2021                                              1,000             947,410
  Puerto Rico Public Buildings Authority, Public
   Education & Health Refunding, 6.45s, 2016 ss            2,000           1,874,880
                                                                       ---------------
                                                                         $ 3,892,920
---------------------------------------------------- ----------------- ---------------
Refunded and Special Obligations - 23.2%
  Bristol, TN, Health & Educational Facilities
   Board Rev. (Bristol Memorial), FGIC,
   7s, 2001                                               $  500         $   548,395
  Gladeville, TN, Utility District, Waterworks
   Rev., FGIC, 7.4s, 2000                                    500             544,210
  Knox County, TN, Health, Education & Housing
   Facilities Board (Baptist East),
   8.5s, 1999                                              1,180           1,289,835
  Knox County, TN, Health, Education & Housing
   Facilities Board (Baptist East),
   8.6s, 1999                                                710             777,741
  Knox County, TN, Health, Education & Housing
   Facilities Board (Fort Sanders), MBIA, 8s, 1998         2,000           2,088,100
  Knox County, TN, Health, Education & Housing
   Facilities Board (Mercy Health), AMBAC, 7.6s,
   1999                                                    3,500           3,809,645
  Knox County, TN, Industrial Development Board,
   0s, 2016                                                8,325           2,291,706
  Memphis, TN, Electric Systems Rev.,
   6.75s, 2000                                             1,500           1,605,375
  Memphis-Shelby County, TN, Airport Authority,
   MBIA, 8s, 1998                                          3,500           3,671,850
  Mt. Juliet, TN, Public Building Authority
   (Madison), MBIA, 7.7s, 2004                             1,100           1,353,605
  Mt. Juliet, TN, Public Building Authority
   (Madison), MBIA, 7.8s, 2004                             3,500           4,326,980
  Mt. Juliet, TN, Public Building Authority
   (Popular Grove), 8.375s, 1999                           1,430           1,552,937
  New Tazewell, TN, Health, Educational & Housing
   Facilities Board (Lincoln),
   7.25s, 1997                                             2,000           2,040,000
  Puerto Rico Highway & Transportation Authority
   Rev., 8.125s, 1998                                        670             716,083

22-TN

Portfolio of Investments - continued

Municipal Bonds - continued
---------------------------------------------------------------------- ---------------
Refunded and Special Obligations - continued
  Shelby County, TN, 6.5s, 1999                           $1,120         $ 1,183,638
  Wilson County, TN, Water & Wastewater Authority,
   8s, 1999                                                  500             541,050
                                                                       ---------------
                                                                         $28,341,150
---------------------------------------------------- ----------------- ---------------
Electric and Gas Utility Revenue - 5.9%
  Bolivar, TN, Electric Systems Rev., MBIA, 5.25s,
   2016                                                   $  730         $   680,805
  Jackson, TN, Electric Systems Rev., Refunding &
   Improvement, MBIA, 5s, 2018                             1,000             895,840
  Lawrenceburg, TN, Electric Rev., 5.5s, 2026              1,255           1,192,125
  Metropolitan Government of Nashville & Davidson
   County, TN, 0s, 2010                                    2,480           1,186,482
  Metropolitan Government of Nashville & Davidson
   County, TN, 0s, 2012                                    3,305           1,382,283
  Puerto Rico Telephone Authority Rev., AMBAC,
   5.87s, 2004 ss                                          2,000           1,931,680
                                                                       ---------------
                                                                         $ 7,269,215
---------------------------------------------------- ----------------- ---------------
Health Care Revenue - 3.2%
  Cookeville, TN, Industrial Development Board Rev.
   (Cookeville General Hospital), 5.625s, 2016            $1,000         $   948,130
  Cookeville, TN, Industrial Development Board,
   Hospital Rev. (Cookeville General), 5.75s, 2010         2,000           1,967,340
  Knox County, TN, Health, Educational & Housing
   Facilities Board (East Tennessee Children's),
   6.5s, 2012                                              1,000           1,019,460
                                                                       ---------------
                                                                         $ 3,934,930
---------------------------------------------------- ----------------- ---------------
Industrial Revenue (Corporate Guarantee) - 11.7%
  Bristol, TN, Industrial Development Authority
   (K-Mart Corp.), 7.5s, 2008                             $1,105         $ 1,120,293
  Hardeman County, TN (Correctional Facilities
   Corp.), 7.75s, 2017                                     1,000             994,290
  Humphreys County, TN, Certificates of
   Participation (duPont), 6.7s, 2024                      1,750           1,851,657
  Knox County, TN, Industrial Development Board
   (Kroger Co.), 8.1s, 2003                                2,000           2,247,960
  Lawrenceburg, TN, Industrial Development Board
   (Tridon, Inc.), 9.875s, 2006                            1,000           1,042,230
  McMinn County, TN, Industrial Development Board,
   Pollution Control Rev. (Bowater), 7.625s, 2016          1,000           1,063,770
  Memphis-Shelby County, TN, Airport Authority
   (Federal Express Corp.), 7.875s, 2009                   2,755           3,051,218
  Memphis-Shelby County, TN, Airport Authority
   (Federal Express Corp.), 6.2s, 2014                     1,000           1,003,780
  Metropolitan Government of Nashville & Davidson
   County, TN (Wilson Sporting), 7.75s, 2014               1,000           1,080,420
  Puerto Rico Industrial, Medical & Environmental
   Pollution Control Facilities, Finance Authority
   Rev. (Baxter Travenol Laboratories), 8s, 2012             750             803,895
                                                                       ---------------
                                                                         $14,259,513
---------------------------------------------------- ----------------- ---------------
Insured Health Care Revenue - 9.4%
  Bristol, TN, Health, Education & Housing
   Facilities Board (Bristol Memorial), FGIC,
   7s, 2021                                               $2,825         $ 2,769,743
  Johnson City, TN, Health & Education Financing
   Authority (Johnson City Medical Center
   Hospital), MBIA, 5.25s, 2016                            1,375           1,269,648
  Knox County, TN, Health, Educational & Housing
   Facilities Board (Fort Sanders), MBIA, 5.75s,
   2014                                                   $3,250         $ 3,256,012
  Knox County, TN, Health, Educational & Housing
   Facilities Board (Fort Sanders), MBIA, 5.25s,
   2023                                                    1,750           1,600,147
  Metropolitan Government of Nashville & Davidson
   County, TN, Health & Education (Meharry Medical
   College), AMBAC,
   5s, 2024                                                3,000           2,648,550
                                                                       ---------------
                                                                         $11,544,100
---------------------------------------------------- ----------------- ---------------
Multi-Family Housing Revenue - 5.8%
  Franklin, TN, Industrial Development (Landings
   Apartments), FSA, 6s, 2026                             $1,000         $   983,880
  Franklin, TN, Industrial Development (Sussex
   Downs), FHA, 6.75s, 2027                                1,000           1,040,690
  Jackson, TN, Health, Education & Housing
   Facilities Board (Posthouse Apartments), FHA,
   7.1s, 2028                                              1,610           1,682,386
  Metropolitan Government of Nashville & Davidson
   County, TN, Health & Education (Herman Street),
   FHA, 7.25s, 2032                                          495             516,290
  Metropolitan Government of Nashville & Davidson
   County, TN, Industrial Development Board, FHA,
   6.95s, 2026                                             1,000           1,042,580
  Metropolitan Government of Nashville & Davidson
   County, TN, Industrial Development Board, FHA,
   7.5s, 2029                                                695             724,315
  Metropolitan Government of Nashville & Davidson
   County, TN, Industrial Development Board, FHA,
   7.7s, 2029                                              1,000           1,042,000
                                                                       ---------------
                                                                         $ 7,032,141
---------------------------------------------------- ----------------- ---------------
Sales and Excise Tax Revenue - 1.9%
  Puerto Rico Highway & Transportation Authority
   Rev., 5.5s, 2026                                       $1,400         $ 1,302,140
  Tennessee Local Development Authority Rev.,
   Community Provider Loan, 7s, 2021                       1,000           1,058,380
                                                                       ---------------
                                                                         $ 2,360,520
---------------------------------------------------- ----------------- ---------------
Single Family Housing Revenue - 3.4%
  Shelby County, TN, Single Family Mortgage Rev.,
   FHA, 0s, 2015                                          $8,445         $ 1,345,373
  Tennessee Housing Development Agency, 7.65s, 2022          950             985,558
  Tennessee Housing Development Agency, 7.375s,
   2023                                                    1,000           1,037,520
  Tennessee Housing Development Agency, 7.125s,
   2026                                                      800             846,008
                                                                       ---------------
                                                                         $ 4,214,459
---------------------------------------------------- ----------------- ---------------
Universities - 2.4%
  Jackson, TN, Health, Educational & Housing
   Facilities Board (Lambuth University), Asset
   Guaranty, 5.9s, 2015                                   $1,000         $   988,730
  Metropolitian Government of Nashville & Davidson
   County, TN, Health, Educational & Housing
   Facilities Board (Vanderbilt University),
   7.625s, 2016                                            1,000           1,048,810
  Metropolitan Government of Nashville & Davidson
   County, TN, Health, Educational & Housing
   Facilities Board (Vanderbilt University), 5.2s,
   2018                                                    1,000             932,760
                                                                       ---------------
                                                                         $ 2,970,300
---------------------------------------------------- ----------------- ---------------

                                                                           23-TN

Portfolio of Investments - continued

Municipal Bonds - continued
---------------------------------------------------------------------- ---------------
Water and Sewer Utility Revenue - 19.1%
  Madison, TN, Utility Waterworks Refunding, MBIA,
   5s, 2019                                               $2,750        $  2,488,530
  Metropolitan Government of Nashville, TN, Water &
   Sewer Rev., AMBAC, 6.075s, 2022                         2,000           1,997,880
  Metropolitan Government of Nashville & Davidson
   County, TN, Water & Sewer Rev., FGIC, 5.2s,
   2013                                                    2,000           1,914,320
  Metropolitan Government of Nashville & Davidson
   County, TN, Water & Sewer Rev., FGIC, 5.1s,
   2016                                                    2,565           2,344,282
  Metropolitan Government of Nashville & Davidson
   County, TN, Water & Sewer Rev., RIBS, AMBAC,
   8.429s, 2022++++                                        1,000             999,690
  Mt. Juliet, TN, Public Building Authority
   (Cumberland), 7.55s, 2024                               1,205           1,272,106
  Mt. Juliet, TN, Public Building Authority
   (Hermitage), MBIA, 7.5s, 2009                             300             318,612
  Mt. Juliet, TN, Public Building Authority
   (Milcroft), 7.55s, 2024                                 2,030           2,143,051
  Mt. Juliet, TN, Public Building Authority (New
   Market), 8.375s, 2024                                     560             599,122
  Mt. Juliet, TN, Public Building Authority
   (Tipton), 7.5s, 2004                                      330             348,094
  Poplar Grove, TN, Utility District, Waterworks
   Rev., 6.375s, 2011                                        500             508,240
  Puerto Rico Aqueduct & Sewer Rev.,
   6.25s, 2012                                             1,000           1,070,020
  West Knox Utility District, TN, Water & Sewer
   Rev., MBIA, 0s, 2002                                    1,315             978,465
  West Knox Utility District, TN, Water & Sewer
   Rev., MBIA, 0s, 2003                                    1,045             735,753
  West Knox Utility District, TN, Water & Sewer
   Rev., MBIA, 0s, 2004                                    1,920           1,273,133
  West Knox Utility District, TN, Water & Sewer
   Rev., MBIA, 0s, 2005                                    1,920           1,196,678
  West Knox Utility District, TN, Water & Sewer
   Rev., MBIA, 0s, 2006                                    1,920           1,127,904
  West Knox Utility District, TN, Water & Sewer
   Rev., MBIA, 0s, 2007                                    1,920           1,062,048
  Wilson County, TN, Water & Wastewater Authority,
   6s, 2014                                                1,000             992,180
                                                                       ---------------
                                                                        $ 23,370,108
---------------------------------------------------- ----------------- ---------------
Total Municipal Bonds (Identified Cost, $115,312,773)                   $119,848,952
---------------------------------------------------------------------- ---------------
                                                          Shares
---------------------------------------------------- ----------------- ---------------
Right - 0.2%
---------------------------------------------------- ----------------- ---------------
  State of New Jersey, "D", due 2013
   (Identified Cost, $125,600)                             2,000        $    291,000
---------------------------------------------------- ----------------- ---------------
                                                          Principal Amount
                                                          (000 Omitted)
---------------------------------------------------- ----------------- ---------------
Floating Rate Demand Notes - 1.5%
--------------------------------------------------------------------------------------
  Lincoln County, WY, Pollution Control Rev., "D"
   (Exxon), due 11/01/14                                  $  600        $    600,000
  Uinta County, WY, Pollution Control Rev.
   (Chevron), due 8/15/20                                  1,200           1,200,000
---------------------------------------------------- ----------------- ---------------
Total Floating Rate Demand Notes, at Identified Cost                    $  1,800,000
---------------------------------------------------------------------- ---------------
Total Investments (Identified Cost, $117,238,373)                       $121,939,952

Other Assets, Less Liabilities - 0.4%                                        495,865
---------------------------------------------------------------------- ---------------
Net assets - 100.0%                                                     $122,435,817
---------------------------------------------------------------------- ---------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments - March 31, 1997
MFS VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 94.0%
--------------------------------------------------------------------------------

                                                   Principal Amount
Issuer                                              (000 Omitted)        Value
-------------------------------------------------  ----------------- ---------------
General Obligation - 11.5%
  Chesapeake, VA, Public Improvement,
   5.375s, 2013                                        $ 3,500        $ 3,390,275
  Lebanon, VA, 6.375s, 2011                              1,625          1,604,752
  Norfolk, VA, 5.25s, 2013                               1,000            958,460
  Norfolk, VA, 5.25s, 2014                               2,750          2,631,777
  Norfolk VA, 5.25s, 2015                                3,000          2,866,920
  Norfolk VA, 5.25s, 2016                                2,930          2,779,750
  Portsmouth, VA, 6.375s, 2012                           1,555          1,621,196
  Richmond, VA, 0s, 2006                                 3,500          2,168,810
  Richmond, VA, 6.5s, 2006                               4,000          4,251,920
  Richmond, VA, 0s, 2007                                 5,280          3,095,717
  Richmond, VA, 0s, 2008                                 7,270          3,994,283
  Richmond, VA, 0s, 2009                                 5,175          2,659,122
  Spotsylvania County, VA, FGIC, 6s, 2009                4,270          4,510,700
  State of Virginia, 5.375s, 2015                        3,160          3,081,980
  State of Virginia (Higher Educational
   Institute), 0s, 1998                                  1,295          1,236,233
  State of Virginia (Higher Educational
   Institute), 0s, 1999                                  1,300          1,183,039
  Suffolk, VA, 6.5s, 2006                                1,250          1,294,750
  Virginia Public School Authority, 6.5s, 2013           1,875          2,004,094
  Virginia Public School Authority, "A",
   5.375s, 2017                                          2,295          2,184,014
                                                                     ---------------
                                                                      $47,517,792
-------------------------------------------------  ----------------- ---------------
State and Local Appropriation - 8.2%
  Chesapeake, VA, Industrial Development
   Authority (Chesapeake Court House), MBIA,
   6.25s, 2011                                         $ 3,985        $ 4,227,567
  Chesterfield County, VA, Industrial Development
   Authority, Public Facilities, 7.5s, 2008              1,720          1,887,476
  Henrico County, VA, Industrial Development
   Authority, Lease Rev., 6.5s, 2010                     5,000          5,419,650
  New Kent County, VA, Industrial Development
   Authority, Public Facilities, 7.5s, 2011                700            743,141
  Virginia Biotechnology Research Park (Biotech
   Two), 5.25s, 2018                                     8,800          8,208,816
  Virginia Public Building Authority, MBIA, 0s,
   2007                                                 13,305          7,618,842
  Virginia Public Building Authority, MBIA, 0s,
   2008                                                 10,650          5,715,003
                                                                     ---------------
                                                                      $33,820,495
-------------------------------------------------  ----------------- ---------------
Refunded and Special Obligations - 10.9%
  Arlington County, VA, Industrial Development
   Authority (Arlington Hospital), 7.125s, 2001        $ 4,450        $ 4,941,992
  Carroll County, VA, Solid Waste Authority Rev.,
   7.5s, 2001                                            2,265          2,544,048
  Chesapeake, VA, Industrial Development
   Authority (Sentara Life Care Corp.),
   10s, 1997                                             1,080          1,126,926
  Fairfax County, VA, Redevelopment & Housing
   Authority (Little River Glen), 8.95s, 1999            3,805          3,904,843
  Henrico County, Industrial Development
   Authority (St. Mary's Hospital), 7.5s, 2007             790            870,098
  Newport News, VA, 6.5s, 2000                           5,405          5,826,212
  Norfolk, VA, Industrial Development Authority
   (Sentara Life Care Corp.),
   10s, 1997                                             4,130          4,309,448

24-VA

Portfolio of Investments - continued

Municipal Bonds - continued
-------------------------------------------------------------------- ---------------
Refunded and Special Obligations - continued
  Portsmouth, VA, 6.9s, 2000                            $1,500        $ 1,627,095
  Puerto Rico Aqueduct & Sewer Authority Rev.,
   9s, 2005                                              4,150          5,190,695
  Puerto Rico Aqueduct & Sewer Authority Rev.,
   10.25s, 2009                                            400            543,388
  Roanoke, VA, Industrial Development Authority,
   Hospital Rev. (Memorial),
   7.25s, 2000                                           1,750          1,916,635
  Roanoke, VA, Industrial Development Authority,
   Hospital Rev. (Roanoke Memorial), 7.5s, 2000          1,245          1,370,845
  Virginia Beach, VA, Certificates of
   Participation (Judical Center Project), FGIC,
   7.25s, 2000                                           4,955          5,444,752
  Virginia Beach, VA, Water & Sewer Rev., 6.625s,
   2002                                                  2,400          2,616,024
  Virginia College Building Authority (Hampton
   University), 7.75s, 1999                                750            810,023
  Virginia Resources Authority, Water & Sewer
   System Rev., 7.875s, 1998                               800            857,432
  Virginia Resources Authority, Water & Sewer
   System Rev., 7.5s, 1999                               1,180          1,271,415
                                                                     ---------------
                                                                      $45,171,871
-------------------------------------------------  ----------------- ---------------
Airport and Port Revenue - 6.4%
  Metropolitan Washington, DC, Airport Rev.,
   7.6s, 2014                                           $5,030        $ 5,448,194
  Metropolitan Washington, DC, Airport Rev.,
   BIGI, 8.2s, 2018                                      3,500          3,744,825
  Metropolitan Washington, DC, Airport Rev.,
   MBIA, 5.75s, 2020                                     7,000          6,729,660
  Peninsula Airport Commission, VA,
   7.3s, 2021                                            2,400          2,601,456
  Puerto Rico Ports Authority (American
   Airlines), 6.3s, 2023                                 2,000          2,011,260
  Puerto Rico Ports Authority (American
   Airlines), 6.25s, 2026                                6,000          6,022,680
                                                                     ---------------
                                                                      $26,558,075
-------------------------------------------------  ----------------- ---------------
Electric and Gas Utility Revenue - 5.0%
  Halifax County, VA, Industrial Authority Rev.
   (Old Dominion Electric), 6s, 2022                    $5,000        $ 4,935,350
  Pittsylvania County, VA, Industrial Development
   Authority Rev., 7.5s, 2014                            8,000          8,315,200
  Puerto Rico Electric Power Authority,
   5s, 2012                                              2,020          1,832,362
  Puerto Rico Electric Power Authority,
   6s, 2015                                              1,000          1,003,950
  Puerto Rico Electric Power Authority,
   5.5s, 2016                                            5,000          4,731,950
                                                                     ---------------
                                                                      $20,818,812
-------------------------------------------------  ----------------- ---------------
Health Care Revenue - 4.8%
  Chesapeake, VA, Industrial Development
   Authority (Sentara Life Care Corp.),
   7.875s, 2008                                         $1,000        $ 1,066,110
  Chesapeake, VA, Industrial Development
   Authority (Sentara Life Care Corp.), 8s, 2018         4,000          4,251,120
  Fairfax, Fauquier & Loudoun Counties, VA,
   Health Center Commission, Nursing Home Rev.,
   9s, 2020                                              1,890          1,975,012
  Lynchburg, VA, Industrial Development Authority
   (Central Health, Inc.), 8.125s, 2016                  1,400          1,470,294
  Martinsville, VA, Industrial Development
   Authority, 6.75s, 2004                                1,230          1,258,253
  Norfolk, VA, Industrial Development Authority
   (Sentara Life Care Corp.), "A", 7.875s, 2008         $1,000        $ 1,060,120
  Norfolk, VA, Industrial Development Authority
   (Sentara Life Care Corp.), "A", 7.9s, 2018            2,000          2,098,860
  Peninsula Ports Authority, VA, Hospital
   Facilities Rev. (Mary Immaculate),
   7.375s, 2017                                          3,000          3,068,760
  Peninsula Ports, VA, Health Care Rev.
   (Riverside Health System), 6.625s, 2010               1,500          1,591,095
  Suffolk, VA, Industrial Development Authority
   (Louise Obici Memorial Hospital), 7.875s,
   2005                                                  1,740          1,822,337
                                                                     ---------------
                                                                      $19,661,961
-------------------------------------------------  ----------------- ---------------
Industrial Revenue (Corporate Guarantee) - 4.7%
  Halifax, VA, Industrial Development Authority
   (Tandy Corp.), 8.25s, 2008                           $3,500        $ 3,727,325
  Henrico County, VA, Industrial Development
   Authority, 5.875s, 2017                               2,250          2,193,908
  Isle Wight County, VA, Industrial Development
   (Union Camp), 6.55s, 2024                             8,000          8,282,320
  Lynchburg, VA, Industrial Development Authority
   (Kroger Co.), 7.9s, 2011                              1,000          1,117,630
  Virginia Beach, VA, Development Authority
   (Beverly Enterprises), 10s, 2010                      1,315          1,445,632
  West Point, VA, Industrial Development
   Authority Solid Waste Disposal Rev.
   (Chesapeake Corp. Project), 6.375s, 2019              2,600          2,631,200
                                                                     ---------------
                                                                      $19,398,015
-------------------------------------------------  ----------------- ---------------
Insured Health Care Revenue - 7.7%
  Albemarle County, VA, Industrial Development
   Authority, First Mortgage Rev., FHA, 8.9s,
   2026                                                 $2,150        $ 2,383,920
  Front Royal-Warren County, VA, Industrial
   Development Authority, FHA, 9.45s, 2024               1,000          1,091,750
  Hanover County, VA, Industrial Development
   Authority, MBIA, 6s, 2009                             1,550          1,632,476
  Hanover County, VA, Industrial Development
   Authority (Memorial Regional Medical Center),
   MBIA, 6.5s, 2008                                      1,000          1,088,280
  Hanover County, VA, Industrial Development
   Authority (Memorial Regional Medical Center),
   MBIA, 6.5s, 2009                                      1,510          1,657,859
  Henrico County, VA, Industrial Development
   Authority Rev. (Bon Secours), MBIA,
   6.25s, 2020                                           1,500          1,593,735
  Henrico County, VA, Industrial Development
   Authority Rev. (Bon Secours), FSA, RIBS,
   8.005s, 2027++++                                      8,700          8,646,843
  Peninsula Ports Authority, VA, Hospital
   Facilities Rev. (Wittaker Memorial), FHA,
   8.7s, 2023                                            2,100          2,164,092
  Roanoke, VA, Industrial Development Authority,
   Hospital Rev. (Roanoke Memorial), MBIA,
   6.125s, 2017                                          6,000          6,303,240
  Winchester, VA, Industrial Development
   Authority, AMBAC, 9.246s, 2014++++                    4,900          5,404,994
                                                                     ---------------
                                                                      $31,967,189
-------------------------------------------------  ----------------- ---------------
Multi-Family Housing Revenue - 3.2%
  Alexandria, VA, Redevelopment & Housing Finance
   Authority (Jefferson Village Apartments), 9s,
   2018                                                 $4,000        $ 4,105,440

                                                                           25-VA

Portfolio of Investments - continued

Municipal Bonds - continued
-------------------------------------------------------------------- ---------------
Multi-Family Housing Revenue - continued
  Norfolk, VA, Redevelopment & Housing Authority
   (Dockside Apartments), FHA, 7.375s, 2028            $ 2,000        $  2,098,380
  Virginia Housing Development Authority, 6.5s,
   2013                                                  2,300           2,347,840
  Virginia Housing Development Authority, 6.6s,
   2022                                                  4,635           4,772,845
                                                                     ---------------
                                                                      $ 13,324,505
-------------------------------------------------  ----------------- ---------------
Sales and Excise Tax Revenue - 2.5%
  Puerto Rico Highway & Transportation Authority
   Rev., 5.5s, 2026                                    $ 2,000        $  1,860,200
  Virginia Port Authority, 8.2s, 2008                    4,500           4,776,030
  Virginia Transportation Board, Transportation
   Contract Rev., 6.5s, 2018                             3,500           3,655,260
                                                                     ---------------
                                                                      $ 10,291,490
-------------------------------------------------  ----------------- ---------------
Single Family Housing Revenue - 9.7%
  Puerto Rico Housing Finance Corp., GNMA, 7.8s,
   2021                                                $     5        $      5,178
  Virginia Housing Development Authority, 7.22s,
   2019++++                                              7,500           6,966,525
  Virginia Housing Development Authority, 6.2s,
   2021                                                 15,000          15,100,350
  Virginia Housing Development Authority, 7.1s,
   2022                                                  2,000           2,070,440
  Virginia Housing Development Authority, 6.3s,
   2025                                                  8,500           8,567,150
  Virginia Housing Development Authority, 6.375s,
   2026                                                  7,000           7,096,740
  Virginia Housing Development Authority, 0s,
   2029                                                  3,615             267,293
  Virginia Housing Development Authority, 7.8s,
   2038                                                    100             103,322
                                                                     ---------------
                                                                      $ 40,176,998
-------------------------------------------------  ----------------- ---------------
Solid Waste Revenue - 0.8%
  State of Virginia Research Authority, Waste
   Disposal System Rev., FGIC, 5.5s, 2015              $ 3,230        $  3,093,662
-------------------------------------------------  ----------------- ---------------
Turnpike Revenue - 2.2%
  Chesapeake Bay, VA, Bridge & Tunnel Authority,
   FGIC, 0s, 2005                                      $ 4,535        $  2,912,377
  Chesapeake Bay, VA, Bridge & Tunnel, FGIC, 6s,
   2007                                                  5,700           6,055,623
                                                                     ---------------
                                                                      $  8,968,000
-------------------------------------------------  ----------------- ---------------
Universities - 6.1%
  Albemarle County, VA, Industrial Development
   Authority Health Services Rev., 6.5s, 2022          $ 1,000        $  1,020,060
  Hampton Roads, VA, Medical College General
   Rev., 6.875s, 2016                                    2,000           2,108,200
  Hampton Roads, VA, Medical College General
   Rev., 6.875s, 2016                                    1,500           1,581,150
  Loudoun County, VA, Industrial Development
   Authority, University Facilities, 6.25s, 2012         2,710           2,771,707
  Rockingham County, VA, Industrial Development
   Authority Rev. (Bridgewater), 6s, 2023                6,610           6,314,929
  University of Virginia, University Rev.,
   5.375s, 2014                                          5,190           4,971,501
  Virginia College Building Authority,
   Educational Facilities Rev. (Marymount),
   7s, 2022                                              2,500           2,608,725
  Virginia Polytechnic Institute, 5.5s, 2016             1,410           1,353,078
  Virginia University, 5.4s, 2010                        1,120           1,102,999
  Virginia University, 5.4s, 2010                        1,135           1,119,121
                                                                     ---------------
                                                                      $ 24,951,470
-------------------------------------------------  ----------------- ---------------
Water and Sewer Utility Revenue - 8.0%
  Chesterfield County, VA, Water & Sewer Rev.,
   0s, 2004                                            $ 5,025        $  3,416,950
  Chesterfield County, VA, Water & Sewer Rev.,
   0s, 2005                                              4,815           3,086,174
  Chesterfield County, VA, Water & Sewer Rev.,
   0s, 2006                                              4,000           2,411,880
  Chesterfield County, VA, Water & Sewer Rev.,
   0s, 2007                                              6,000           3,379,320
  Chesterfield County, VA, Water & Sewer Rev.,
   0s, 2008                                              6,135           3,254,679
  Chesterfield County, VA, Water & Sewer Rev.,
   0s, 2009                                              6,135           3,043,880
  Chesterfield County, VA, Water & Sewer Rev.,
   0s, 2010                                              9,005           4,170,396
  Fairfax County, VA, Water Authority Rev.,
   6s, 2022                                             10,000          10,051,500
                                                                     ---------------
                                                                      $ 32,814,779
-------------------------------------------------  ----------------- ---------------
Other - 2.3%
  Danville, VA, Industrial Development Authority,
   Industrial Development Rev.,
   8s, 2013                                            $ 3,040        $  3,026,442
  Loudoun, VA, Industrial Development Authority,
   Industrial Development Rev., 7.125s, 2015             4,000           3,994,120
  Pamunkey, VA, Regional Jail Authority, MBIA,
   5.75s, 2018                                           2,500           2,466,425
                                                                     ---------------
                                                                      $  9,486,987
-------------------------------------------------  ----------------- ---------------
Total Municipal Bonds (Identified Cost, $372,114,891)                 $388,022,101
-------------------------------------------------------------------- ---------------
                                                        Shares
-------------------------------------------------  ----------------- ---------------
Rights - 0.3%
------------------------------------------------------------------------------------
  Georgia Municipal Electric Authority,
   due 2016                                             20,000        $    511,600
  State of New Jersey, "D", due 2013                     5,000             727,500
-------------------------------------------------  ----------------- ---------------
Total Rights (Identified Cost, $576,800)                              $  1,239,100
-------------------------------------------------------------------- ---------------
                                                       Principal Amount
                                                       (000 Omitted)
-------------------------------------------------  ----------------- ---------------
Floating Rate Demand Notes - 2.5%
------------------------------------------------------------------------------------
  Peninsula Ports Authority, VA (Shell Oil Co.),
   due 12/01/05                                        $ 5,000        $  5,000,000
  Peninsula Ports Authority, VA (Shell Oil Co.),
   due 7/01/16                                           5,300           5,300,000
-------------------------------------------------  ----------------- ---------------
Total Floating Rate Demand Notes, at Identified Cost                  $ 10,300,000
-------------------------------------------------------------------- ---------------
Total Investments (Identified Cost, $382,991,691)                     $399,561,201
Other Assets, Less Liabilities - 3.2%                                   13,373,131
-------------------------------------------------------------------- ---------------
Net assets - 100.0%                                                   $412,934,332
-------------------------------------------------------------------- ---------------
See portfolio footnotes and notes to financial statements

26-VA

Portfolio of Investments - March 31, 1997
MFS WEST VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 96.4%
--------------------------------------------------------------------------------

                                                Principal Amount
Issuer                                           (000 Omitted)        Value
----------------------------------------------- ----------------  ---------------
General Obligation - 11.7%
  Cabell, WV, Board of Education, MBIA,
   6s, 2006                                          $  500        $   529,605
  Charleston, WV, Public Improvement,
   7.2s, 2008                                         1,240          1,426,186
  Charleston, WV, Public Improvement,
   7.2s, 2009                                         1,140          1,309,495
  Jefferson County, WV, Board of Education,
   FGIC, 6.85s, 2009                                  1,680          1,885,347
  Monongalia County, WV, Board of Education,
   MBIA, 7s, 2005                                       500            557,350
  Ohio County, WV, Board of Education, MBIA,
   5.25s, 2018                                        1,180          1,124,776
  State of West Virginia, FGIC, 5s, 2021              2,000          1,786,700
  State of West Virginia, FGIC, 5.25s, 2026           5,000          4,647,150
  State of West Virginia, Water Development
   Authority Rev., FSA, 6.2s, 2024                    3,000          3,094,440
                                                                  ---------------
                                                                   $16,361,049
----------------------------------------------- ----------------  ---------------
State and Local Appropriation - 6.5%
  West Virginia Building Commission, Lease Rev.
   (West Virginia Regional Jail), MBIA, 0s,
   2007                                              $3,150        $ 1,806,462
  West Virginia Building Commission, Lease Rev.
   (West Virginia Regional Jail), MBIA, 0s,
   2008                                               3,050          1,638,796
  West Virginia Building Commission, Lease Rev.
   (West Virginia Regional Jail), MBIA, 0s,
   2009                                               2,500          1,241,200
  West Virginia Building Commission, Lease Rev.
   (West Virginia Regional Jail), MBIA, 7s,
   2015                                               1,000          1,075,830
  West Virginia School Building Authority,
   6.75s, 2015                                        3,000          3,267,360
                                                                  ---------------
                                                                   $ 9,029,648
----------------------------------------------- ----------------  ---------------
Refunded and Special Obligations - 8.6%
  Kanawha County, WV, Building Commission (St.
   Francis Hospital), ETM, 7.5s, 2007                $  250        $   279,088
  Puerto Rico Aqueduct & Sewer Authority Rev.,
   9s, 2005                                           1,500          1,876,155
  South Charleston, WV, Hospital Rev. (Herbert
   J. Thomas Memorial Hospital), BIGI, 8s,
   1998                                                 500            536,410
  West Virginia Hospital Finance Authority
   (Monogalia General Hospital), BIGI,
   8.6s, 1997                                         1,000          1,011,220
  West Virginia Parkways, Economic Development
   & Tourism Authority, FGIC, 0s, 2005                2,250          1,464,862
  West Virginia Parkways, Economic Development
   & Tourism Authority, FGIC, 0s, 2007                2,000          1,144,680
  West Virginia Parkways, Economic Development
   Authority, FGIC, 0s, 2006                          2,500          1,531,375
  West Virginia Parkways, Economic Development
   Authority, FGIC, 0s, 2008                            610            332,468
  West Virginia Water Development Authority,
   8.125s, 1998                                       1,750          1,885,642
  West Virginia Water Development Authority,
   8.625s, 1998                                         750            813,795
  West Virginia Water Development Authority,
   7.4s, 2001                                           750            841,980
  West Virginia Water Development Authority,
   ETM, 7.1s, 2009                                      250            280,073
                                                                  ---------------
                                                                   $11,997,748
----------------------------------------------- ----------------  ---------------
Electric and Gas Utility Revenue - 13.3%
  Marshall County, WV, Pollution Control Rev.
   (Ohio Power Co.), 6.85s, 2022                     $2,000        $ 2,110,780
  Marshall County, WV, Pollution Control Rev.
   (Ohio Power Co.), MBIA, 6.85s, 2022                3,150          3,360,168
  Mason County, WV, Pollution Control Rev.
   (Appalachian Power), MBIA, 6.6s, 2022              7,000          7,340,690
  McDowell County, WV, Industrial Development
   Rev. (War Telephone Co.), 13.5s, 2001                365            366,504
  Pleasants County, WV, Pollution Control Rev.
   (West Penn Power), AMBAC, 6.15s, 2015              2,000          2,056,380
  Putnam County, WV, Pollution Control Rev.
   (Appalachian Power Co.), MBIA, 6.6s, 2019          3,200          3,364,608
                                                                  ---------------
                                                                   $18,599,130
----------------------------------------------- ----------------  ---------------
Health Care Revenue - 9.9%
  Berkeley County,WV, Building Commission,
   Hospital Rev. (City Hospital Project),
   6.5s, 2022                                        $2,500        $ 2,500,975
  Hampshire County, WV, First Mortgage Rev.
   (Rommey Health Care), 9.5s, 2022                   1,280          1,348,352
  Monongalia County, WV, Health Facilities Rev.
   (Beverly Enterprises, Inc.), 10s, 2007               865            938,482
  West Virginia Hospital Finance Authority
   (Charleston Area Medical Center), 6.5s,
   2023                                               2,000          2,071,020
  West Virginia Hospital Finance Authority
   (Fairmont General Hospital), 6.625s, 2019          2,000          1,922,240
  West Virginia Hospital Finance Authority
   (Logan General Hospital), 7.25s, 2020              5,000          5,099,000
                                                                  ---------------
                                                                   $13,880,069
----------------------------------------------- ----------------  ---------------
Industrial Revenue (Corporate Guarantee) - 14.6%
  Braxton County, WV, Solid Waste Disposal
   (Weyerhaeuser), 6.5s, 2025                        $2,000        $ 2,061,740
  Jackson County, WV, Pollution Control Rev.
   (Kaiser Aluminum & Chemical Corp.),
   6.5s, 2008                                         1,330          1,299,969
  Kanawha County, WV, Commercial Development
   Rev. (Kroger Co.), 8s, 2011                        1,000          1,120,030
  Kanawha County, WV, Commercial Development
   Rev. (May Department Stores Co.), 6.5s,
   2003                                               3,000          3,231,630
  Kanawha County, WV, Pollution Control Rev.
   (Union Carbide Corp.), 8s, 2020                    2,000          2,154,780
  Monongalia County, WV, Commercial Development
   Rev. (Kroger Co.), 7.7s, 2012                      2,000          2,232,660
  Ohio County, WV, Industrial Development Rev.
   (Kroger Co.), 8.125s, 2011                         2,000          2,253,340
  Putnam County, WV, Industrial Development
   Rev. (Rite Aid Corp.), 10.375s, 2002                 590            592,596
  South Charleston, WV, Pollution Control Rev.
   (Union Carbide Corp.), 7.625s, 2005                2,500          2,830,300
  Wierton, WV, Pollution Control Rev. (Weirton
   Steel), 8.625s, 2014                               2,550          2,642,284
                                                                  ---------------
                                                                   $20,419,329
----------------------------------------------- ----------------  ---------------
Insured Health Care Revenue - 7.8%
  Monongalia County, WV, Building Commission,
   Health Rev. (Monongalia General Hospital),
   MBIA, 6.625s, 2011                                $1,000        $ 1,066,150
  West Virginia Hospital Finance Authority
   (Cabell Huntington Hospital), AMBAC, 6.25s,
   2019                                               5,000          5,201,450

                                                                           27-WV

Portfolio of Investments - continued

Municipal Bonds - continued
----------------------------------------------------------------  ---------------
Insured Health Care Revenue - continued
  West Virginia Hospital Finance Authority
   (West Virginia University Hospital Corp.),
   MBIA, 5s, 2016                                    $2,225        $  1,996,381
  West Virginia Hospital Finance Authority
   (West Virginia University Medical Corp.),
   MBIA, 7.875s, 2007                                 1,500           1,570,275
  West Virginia Hospital Finance Authority
   (West Virginia University Medical Corp.),
   MBIA, 7.875s, 2018                                 1,000           1,046,850
                                                                  ---------------
                                                                   $ 10,881,106
----------------------------------------------- ----------------  ---------------
Multi-Family Housing Revenue - 1.0%
  Huntington, WV, Housing Corp., Multi- Family
   Rev., FNMA, 7.5s, 2024                            $  800        $    837,448
  Webster County, WV, Housing Development Rev.
   (Circlebrook), FHA, 6.35s, 2008                      555             563,436
                                                                  ---------------
                                                                   $  1,400,884
----------------------------------------------- ----------------  ---------------
Single Family Housing Revenue - 8.2%
  Berkeley County, WV, Residential Mortgage
   Rev., 7.875s, 2012                                $  305        $    312,091
  Berkeley, Brooke & Fayette Counties, WV,
   FGIC, 9.1s, 2011                                      65              66,730
  Charles Town, WV, Residential Mortgage Rev.,
   6.2s, 2011                                           845             853,349
  Mason County, WV, 0s, 2014                          1,700             457,266
  West Virginia Housing Development Fund,
   7.85s, 2014                                          840             861,739
  West Virginia Housing Development Fund,
   7.95s, 2017                                        1,590           1,651,676
  West Virginia Housing Development Fund, 7.2s,
   2018                                               5,000           5,235,100
  West Virginia Housing Development Fund, 7.2s,
   2020                                               2,000           2,094,040
                                                                  ---------------
                                                                   $ 11,531,991
----------------------------------------------- ----------------  ---------------
Turnpike Revenue - 3.1%
  West Virginia Parkways, Economic Development
   & Tourism Authority, FGIC, 0s, 2006               $1,885        $  1,149,115
  West Virginia Parkways, Economic Development
   & Tourism Authority, RIBS, FGIC, 7.555s,
   2019++++                                           3,300           3,130,809
                                                                  ---------------
                                                                   $  4,279,924
----------------------------------------------- ----------------  ---------------
Universities - 0.8%
  West Virginia University Rev. (West Virginia
   University Dormitory Project), MBIA,
   6.75s, 2017                                       $1,000        $  1,056,590
----------------------------------------------- ----------------  ---------------
Water and Sewer Utility Revenue - 8.1%
  Beckley, WV, Industrial Development Rev.
   (Beckley Water Co.), 7s, 2017                     $2,000        $  2,126,020
  Charleston, WV, Sewer Rev., MBIA,
   6.5s, 2017                                         2,260           2,396,436
  West Virginia Water Development Authority,
   7.625s, 2009                                         500             555,560
  West Virginia Water Development Authority,
   CGIC, 7.5s, 2009                                   1,100           1,176,472
  West Virginia Water Development Authority,
   FSA, 5s, 2018                                      1,270           1,125,614
  West Virginia Water Development Authority,
   FSA, 5.625s, 2033                                  2,300           2,202,571
  West Virginia Water Development Authority,
   FSA, 5.25s, 2035                                   2,000           1,800,440
                                                                  ---------------
                                                                   $ 11,383,113
----------------------------------------------- ----------------  ---------------
Other - 2.8%
  West Virginia Building Commission, Lottery
   Rev., MBIA, 5.25s, 2010                           $1,750        $  1,695,680
  West Virginia Hospital Finance Authority
   (General Division Medical Building),
   7.25s, 2014                                        2,000           2,180,540
                                                                  ---------------
                                                                   $  3,876,220
----------------------------------------------- ----------------  ---------------
Total Municipal Bonds (Identified Cost, $127,222,862)              $134,696,801
----------------------------------------------------------------  ---------------
Floating Rate Demand Note - 1.7%
---------------------------------------------------------------------------------
  Harris County, TX, Hospital Rev. (Methodist
   Hospital), due 12/01/25, at Identified Cost       $2,400        $  2,400,000
  --------------------------------------------- ----------------  ---------------
Total Investments (Identified Cost, $129,622,862)                  $137,096,801

Other Assets, Less Liabilities - 1.9%                                 2,596,906
Net assets - 100.0%                                                $139,693,707
----------------------------------------------- ----------------  ---------------
Portfolio Footnotes:
  **Non-income producing security - in default.
 ###Security segregated as collateral for an open futures contract.
   +Restricted security.
 ss Indexed security.
  ++Security valued by or at the direction of the Trustees.
++++Inverse floating rate security.

See notes to financial statements

28-WV

Financial Statements

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                   Mississippi         New York  North Carolina    Pennsylvania
March 31, 1997                                            Fund             Fund            Fund            Fund
------------------------------------------------- -------------- --------------- ----------------  --------------
Assets:
 Investments -
  Identified cost                                  $73,767,324     $139,282,857    $398,267,120     $39,851,870
  Unrealized appreciation                            2,662,988        6,463,538      19,537,101         394,412
                                                  -------------- --------------- ----------------  --------------
    Total, at value                                $76,430,312     $145,746,395    $417,804,221     $40,246,282
  Cash                                                   7,914              216          88,364         911,077
  Receivable for Fund shares sold                      152,650          439,858         267,786         102,274
  Receivable for investments sold                       --              553,255       1,010,243          10,000
  Interest receivable                                1,415,843        2,240,894       7,210,616         642,253
  Deferred organization expenses                         1,218          --              --                1,478
  Other assets                                          18,743            1,846           5,017             455
                                                  -------------- --------------- ----------------  --------------
     Total assets                                  $78,026,680     $148,982,464    $426,386,247     $41,913,819
                                                  -------------- --------------- ----------------  --------------
Liabilities:
  Distributions payable                            $   181,216     $    263,064    $    739,448     $    75,308
  Payable for Fund shares reacquired                   128,032          182,028       1,541,378          --
  Payable to affiliates -
   Management fee                                        4,671            8,921          20,929           1,142
   Administrative fee                                      127              243             698          --
   Shareholder servicing agent fee                       1,104            2,109           6,046          --
   Distribution and service fee                          2,129            6,244          19,601           4,753
  Accrued expenses and other liabilities                66,075          208,073         122,807           1,226
                                                  -------------- --------------- ----------------  --------------
     Total liabilities                             $   383,354     $    670,682    $  2,450,907     $    82,429
                                                  -------------- --------------- ----------------  --------------
Net assets                                         $77,643,326     $148,311,782    $423,935,340     $41,831,390
                                                  ============== =============== ================  ==============
Net assets consist of:
  Paid-in capital                                  $79,286,211     $145,466,637    $415,111,865     $43,423,898
  Unrealized appreciation on investments             2,662,988        6,463,538      19,537,101         394,412
  Accumulated net realized loss on investments      (4,342,088)      (3,280,303)     (9,998,905)     (2,003,122)
  Accumulated undistributed (distributions in
   excess of) net investment income                     36,215         (338,090)       (714,721)         16,202
                                                  -------------- --------------- ----------------  --------------
     Total                                         $77,643,326     $148,311,782    $423,935,340     $41,831,390
                                                  ============== =============== ================  ==============
Shares of beneficial interest outstanding:
  Class A                                            7,125,487       11,475,221      32,631,174       1,828,105
  Class B                                            1,176,682        2,522,769       3,379,267       2,682,075
  Class C                                               --              --              674,343          --
                                                  -------------- --------------- ----------------  --------------
     Total shares of beneficial interest
      outstanding                                    8,302,169       13,997,990      36,684,784       4,510,180
                                                  ============== =============== ================  ==============
Net assets:
  Class A                                          $66,629,742     $121,587,728    $377,111,536     $16,933,331
  Class B                                           11,013,584       26,724,054      39,035,211      24,898,059
  Class C                                               --              --            7,788,593          --
                                                  -------------- --------------- ----------------  --------------
     Total net assets                              $77,643,326     $148,311,782    $423,935,340     $41,831,390
                                                  ============== =============== ================  ==============
Class A shares:
  Net asset value per share (net assets / shares
   of beneficial interest outstanding)                $9.35           $10.60          $11.56           $9.26
                                                  -------------- --------------- ----------------  --------------
  Offering price per share (100 / 95.25 of net
   asset value per share)                             $9.82           $11.13          $12.14           $9.72
                                                  -------------- --------------- ----------------  --------------
Class B shares:
  Net asset value and offering price per share
   (net assets / shares of beneficial interest
   outstanding)                                       $9.36           $10.59          $11.55           $9.28
                                                  -------------- --------------- ----------------  --------------
Class C shares:
  Net asset value and offering price per share
   (net assets / shares of beneficial interest
   outstanding)                                       $ --            $ --            $11.55           $ --
                                                  -------------- --------------- ----------------  --------------


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

--------------------------------------------------------------------------------

                                                  South Carolina        Tennessee        Virginia   West Virginia
March 31, 1997                                              Fund             Fund            Fund            Fund
------------------------------------------------- ---------------- --------------- ---------------  ---------------
Assets:
Investments -
 Identified cost                                    $160,011,434     $117,238,373    $382,991,691    $129,622,862
 Unrealized appreciation                               7,996,825        4,701,579      16,569,510       7,473,939
                                                  ---------------- --------------- ---------------  ---------------
   Total, at value                                  $168,008,259     $121,939,952    $399,561,201    $137,096,801
 Cash                                                     32,458           10,571           2,564          62,515
 Receivable for Fund shares sold                         134,782           35,677          80,158          19,448
 Receivable for investments sold                         520,000          120,000       8,490,823         506,257
 Interest receivable                                   2,645,175        1,778,596       6,398,614       2,722,949
 Other assets                                              2,063            1,370           5,076           1,584
                                                  ---------------- --------------- ---------------  ---------------
     Total assets                                   $171,342,737     $123,886,166    $414,538,436    $140,409,554
                                                  ---------------- --------------- ---------------  ---------------
Liabilities:
  Distributions payable                             $    332,770     $    272,622    $    928,550    $    281,163
  Payable for Fund shares reacquired                     126,521          169,492         513,108         135,299
  Payable for investments purchased                      --               925,555         --              206,898
  Payable for daily variation margin on open
   futures contracts                                       5,000          --              --              --
  Payable to affiliates -
   Management fee                                          8,411            6,036          20,350           8,410
   Administrative fee                                        280              204             678             229
   Shareholder servicing agent fee                         2,430            1,744           5,879           1,988
   Distribution and service fee                            8,097            5,725          18,228           6,317
  Accrued expenses and other liabilities                  79,843           68,971         117,311          75,543
                                                  ---------------- --------------- ---------------  ---------------
     Total liabilities                              $    563,352     $  1,450,349    $  1,604,104    $    715,847
                                                  ---------------- --------------- ---------------  ---------------
Net assets                                          $170,779,385     $122,435,817    $412,934,332    $139,693,707
                                                  ---------------- --------------- ---------------  ---------------
Net assets consist of:
  Paid-in capital                                   $166,354,327     $118,844,972    $410,455,974    $136,248,851
  Unrealized appreciation on investments               7,956,099        4,701,579      16,569,510       7,473,939
  Accumulated net realized loss on investments        (3,319,812)      (1,094,486)    (12,833,937)     (3,599,403)
  Accumulated distributions in excess of net
   investment income                                    (211,229)         (16,248)     (1,257,215)       (429,680)
                                                  ---------------- --------------- ---------------  ---------------
     Total                                          $170,779,385     $122,435,817    $412,934,332    $139,693,707
                                                  ---------------- --------------- ---------------  ---------------
Shares of beneficial interest outstanding:
  Class A                                             12,533,883       10,469,429      34,278,440      11,150,306
  Class B                                              1,841,229        1,400,227       2,764,192       1,201,777
  Class C                                                --               --              287,703         --
                                                  ---------------- --------------- ---------------  ---------------
     Total shares of beneficial interest
      outstanding                                     14,375,112       11,869,656      37,330,335      12,352,083
                                                  ---------------- --------------- ---------------  ---------------
Net assets:
  Class A                                           $148,908,081     $108,000,038    $379,185,138    $126,106,518
  Class B                                             21,871,304       14,435,779      30,567,275      13,587,189
  Class C                                                --               --            3,181,919         --
                                                  ---------------- --------------- ---------------  ---------------
     Total net assets                               $170,779,385     $122,435,817    $412,934,332    $139,693,707
                                                  ---------------- --------------- ---------------  ---------------
Class A shares:
  Net asset value per share (net assets / shares
   of beneficial interest outstanding)                 $11.88           $10.32          $11.06          $11.31
                                                  ---------------- --------------- ---------------  ---------------
  Offering price per share (100 / 95.25 of net
   asset value per share)                              $12.47           $10.83          $11.61          $11.87
                                                  ---------------- --------------- ---------------  ---------------
Class B shares:
  Net asset value and offering price per share
   (net assets / shares of beneficial interest
   outstanding)                                        $11.88           $10.31          $11.06          $11.31
                                                  ---------------- --------------- ---------------  ---------------
Class C shares:
  Net asset value and offering price per share
   (net assets / shares of beneficial interest
   outstanding)                                         $ --            $ --            $11.06           $ --
                                                  ---------------- --------------- ---------------  ---------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statements of Operations
--------------------------------------------------------------------------------

                                                        Mississippi       New York   North Carolina    Pennsylvania
Year Ended March 31, 1997                                      Fund           Fund             Fund            Fund
------------------------------------------------------ ------------- --------------- ----------------  --------------
Net investment income:
 Interest income                                         $4,966,003    $ 9,787,701      $26,975,679      $2,472,558
                                                       ------------- --------------- ----------------  --------------
 Expenses -
  Management fee                                         $  455,195    $   856,664      $ 2,418,708      $  236,150
  Trustees' compensation                                     17,356         20,092           20,449          17,482
  Shareholder servicing agent fee                            25,460         48,750          139,356          13,032
  Shareholder servicing agent fee (Class A)                  82,498        146,204          449,338          20,628
  Shareholder servicing agent fee (Class B)                  19,336         45,733           58,534          41,832
  Shareholder servicing agent fee (Class C)                  --             --               10,874          --
  Distribution and service fee (Class A)                     --            320,773        1,382,796          --
  Distribution and service fee (Class B)                     91,722        274,467          361,436         199,947
  Distribution and service fee (Class C)                     --             --               93,824          --
  Administrative fee                                          1,033          1,978            5,652             486
  Custodian fee                                              37,863         69,920          146,209          21,822
  Auditing fees                                              32,369         46,871           42,929          24,758
  Printing                                                    3,841         21,078           45,783           5,118
  Postage                                                     6,742          9,672           24,551           5,416
  Legal fees                                                  4,222          4,710            5,206           3,976
  Amortization of organization expenses                       3,558         --               --               1,759
  Miscellaneous                                              33,501         87,123          155,480          32,850
                                                       ------------- --------------- ----------------  --------------
    Total expenses                                       $  814,696    $ 1,954,035      $ 5,361,125      $  625,256
  Fees paid indirectly                                       (5,095)       (13,902)         (42,863)         (5,705)
  Reduction of expenses by investment adviser                --             --             (288,877)       (376,017)
                                                       ------------- --------------- ----------------  --------------
    Net expenses                                         $  809,601    $ 1,940,133      $ 5,029,385      $  243,534
                                                       ------------- --------------- ----------------  --------------
     Net investment income                               $4,156,402    $ 7,847,568      $21,946,294      $2,229,024
                                                       ------------- --------------- ----------------  --------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                $  152,232    $   (97,546)     $ 1,824,548      $  171,938
  Futures contracts                                        (302,018)      (387,086)        (804,918)       (743,528)
                                                       ------------- --------------- ----------------  --------------
    Net realized gain (loss) on investments              $ (149,786)   $  (484,632)     $ 1,019,630      $ (571,590)
                                                       ------------- --------------- ----------------  --------------
 Change in unrealized appreciation (depreciation) -
  Investments                                            $  174,966    $  (591,419)     $(1,335,706)     $  182,944
  Futures contracts                                          27,512         55,025          140,620         (32,023)
                                                       ------------- --------------- ----------------  --------------
    Net unrealized gain (loss) on investments            $  202,478    $  (536,394)     $(1,195,086)     $  150,921
                                                       ------------- --------------- ----------------  --------------
     Net realized and unrealized gain (loss) on
      investments                                        $   52,692    $(1,021,026)     $  (175,456)     $ (420,669)
                                                       ------------- --------------- ----------------  --------------
      Increase in net assets from operations             $4,209,094    $ 6,826,542      $21,770,838      $1,808,355
                                                       ============= =============== ================  ==============

See notes to financial statements

--------------------------------------------------------------------------------

                                                       South Carolina        Tennessee        Virginia    West Virginia
Year Ended March 31, 1997                                        Fund             Fund            Fund             Fund
------------------------------------------------------ ---------------- --------------- ---------------   ---------------
Net investment income:
 Interest income                                          $11,171,075      $ 7,867,854     $27,409,816       $9,368,813
                                                       ---------------- --------------- ---------------   ---------------

 Expenses -
  Management fee                                          $   980,523      $   681,190     $ 2,377,579       $  800,535
  Trustees' compensation                                       20,449           18,818          17,449           20,449
  Shareholder servicing agent fee                              55,802           39,856         135,950           46,642
  Shareholder servicing agent fee (Class A)                   181,324          125,013         457,481          149,631
  Shareholder servicing agent fee (Class B)                    32,584           22,211          48,544           21,821
  Shareholder servicing agent fee (Class C)                    --               --               3,970           --
  Distribution and service fee (Class A)                      554,405          386,650       1,398,269          462,774
  Distribution and service fee (Class B)                      202,154          136,253         295,898          133,305
  Distribution and service fee (Class C)                       --               --              35,136           --
  Administrative fee                                            2,269            1,627           5,513            1,895
  Custodian fee                                                77,159           52,824         183,693           62,488
  Auditing fees                                                33,630           27,369          32,581           31,270
  Printing                                                     12,924            1,483          25,166           10,232
  Postage                                                      10,284            8,174          21,331            8,579
  Legal fees                                                    5,676            2,522           4,870            4,237
  Miscellaneous                                                45,355           33,875         135,984           41,221
                                                       ---------------- --------------- ---------------   ---------------
    Total expenses                                        $ 2,214,538      $ 1,537,865     $ 5,179,414       $1,795,079
  Fees paid indirectly                                        (15,818)         (17,928)        (67,464)         (11,108)
  Reduction of expenses by investment adviser                (116,415)         (82,026)       (284,139)          --
                                                       ---------------- --------------- ---------------   ---------------
     Net expenses                                         $ 2,082,305      $ 1,437,911     $ 4,827,811       $1,783,971
                                                       ---------------- --------------- ---------------   ---------------
       Net investment income                              $ 9,088,770      $ 6,429,943     $22,582,005       $7,584,842
                                                       ---------------- --------------- ---------------   ---------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                 $   391,815      $   609,471     $  (314,126)      $ (535,635)
  Futures contracts                                          (896,342)        (632,595)     (1,956,129)        (202,933)
                                                       ---------------- --------------- ---------------   ---------------
    Net realized loss on investments                      $  (504,527)     $   (23,124)    $(2,270,255)      $ (738,568)
                                                       ---------------- --------------- ---------------   ---------------
 Change in unrealized appreciation (depreciation) -
  Investments                                             $  (787,134)     $(1,079,488)    $(3,468,141)      $  427,849
  Futures contracts                                           (40,726)          --              66,028           23,878
                                                       ---------------- --------------- ---------------   ---------------
    Net unrealized gain (loss) on investments             $  (827,860)     $(1,079,488)    $(3,402,113)      $  451,727
                                                       ---------------- --------------- ---------------   ---------------
     Net realized and unrealized loss on investments      $(1,332,387)     $(1,102,612)    $(5,672,368)      $ (286,841)
                                                       ---------------- --------------- ---------------   ---------------
      Increase in net assets from operations              $ 7,756,383      $ 5,327,331     $16,909,637       $7,298,001
                                                       ================ =============== ===============   ===============

See notes to financial statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Mississippi         New York  North Carolina    Pennsylvania
Year Ended March 31, 1997                                           Fund             Fund            Fund            Fund
--------------------------------------------------------- ---------------- --------------- ---------------  ----------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                      $  4,156,402     $  7,847,568   $  21,946,294     $ 2,229,024
 Net realized gain (loss) on investments                        (149,786)        (484,632)      1,019,630        (571,590)
 Net unrealized gain (loss) on investments                       202,478         (536,394)     (1,195,086)        150,921
                                                          ---------------- --------------- ---------------  ----------------
   Increase in net assets from operations                   $  4,209,094     $  6,826,542   $  21,770,838     $ 1,808,355
                                                          ---------------- --------------- ---------------  ----------------
Distributions declared to shareholders -
 From net investment income (Class A)                       $ (3,636,582)    $ (6,608,917)  $ (19,960,583)    $(1,021,497)
 From net investment income (Class B)                           (488,656)      (1,193,195)     (1,572,775)     (1,235,549)
 From net investment income (Class C)                            --               --             (412,936)         --
 In excess of net investment income (Class A)                    --               --              (57,101)         (5,499)
 In excess of net investment income (Class B)                    --               --               (4,500)         (6,652)
 In excess of net investment income (Class C)                    --               --               (1,180)         --
                                                          ---------------- --------------- ---------------  ----------------
   Total distributions declared to shareholders             $ (4,125,238)    $ (7,802,112)  $ (22,009,075)   $ (2,269,197)
                                                          ---------------- --------------- ---------------  ----------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                           $  5,147,902     $ 18,795,107   $ 150,297,565     $ 6,941,408
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                1,796,462        4,479,249      12,769,917       1,339,280
 Cost of shares reacquired                                   (15,295,259)     (36,503,476)   (191,439,457)     (8,188,392)
                                                          ---------------- --------------- ---------------  ----------------
   Increase (decrease) in net assets from Fund share
    transactions                                            $ (8,350,895)    $(13,229,120)  $ (28,371,975)    $    92,296
                                                          ---------------- --------------- ---------------  ----------------
    Total decrease in net assets                            $ (8,267,039)    $(14,204,690)  $ (28,610,212)    $  (368,546)
Net assets:
 At beginning of period                                       85,910,365      162,516,472     452,545,552      42,199,936
                                                          ---------------- --------------- ---------------  ----------------
 At end of period                                           $ 77,643,326     $148,311,782   $ 423,935,340     $41,831,390
                                                          ---------------- --------------- ---------------  ----------------
Accumulated undistributed (distributions in excess of)
  net investment income included in net assets at end of
  period                                                    $     36,215     $   (338,090)  $    (714,721)    $    16,202
                                                          ================ =============== ===============  ================

See notes to financial statements

--------------------------------------------------------------------------------

                                                          South Carolina       Tennessee         Virginia    West Virginia
Year Ended March 31, 1997                                           Fund            Fund             Fund             Fund
 ------------------------------------------------------------------------  --------------- ----------------  ---------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                      $  9,088,770    $  6,429,943    $  22,582,005     $  7,584,842
 Net realized loss on investments                               (504,527)        (23,124)      (2,270,255)        (738,568)
 Net unrealized gain (loss) on investments                      (827,860)     (1,079,488)      (3,402,113)         451,727
                                                         ----------------  --------------- ----------------  ---------------
   Increase in net assets from operations                   $  7,756,383    $  5,327,331    $  16,909,637     $  7,298,001
                                                         ----------------  --------------- ----------------  ---------------
Distributions declared to shareholders -
 From net investment income (Class A)                       $ (8,123,664)   $ (5,716,145)   $ (21,012,643)    $ (6,960,660)
 From net investment income (Class B)                           (895,171)       (609,095)      (1,346,865)        (608,405)
 From net investment income (Class C)                            --              --              (161,724)         --
                                                         ----------------  --------------- ----------------  ---------------
   Total distributions declared to shareholders             $ (9,018,835)   $ (6,325,240)   $ (22,521,232)    $ (7,569,065)
                                                         ----------------  --------------- ----------------  ---------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                           $ 14,266,849    $ 12,503,086    $ 158,319,115     $  8,573,897
 Net asset value of shares issued to shareholders  in
  reinvestment of distributions                                4,940,927       3,089,989       10,962,194        4,100,851
 Cost of shares reacquired                                   (32,386,589)    (14,905,124)    (200,929,656)     (19,870,458)
                                                         ----------------  --------------- ----------------  ---------------
   Increase (decrease) in net assets from Fund share
    transactions                                            $(13,178,813)   $    687,951    $ (31,648,347)    $ (7,195,710)
                                                         ----------------  --------------- ----------------  ---------------
    Total decrease in net assets                            $(14,441,265)   $   (309,958)   $ (37,259,942)    $ (7,466,774)
Net assets:
 At beginning of period                                      185,220,650     122,745,775      450,194,274      147,160,481
                                                         ----------------  --------------- ----------------  ---------------
 At end of period                                           $170,779,385    $122,435,817    $ 412,934,332     $139,693,707
                                                         ----------------  --------------- ----------------  ---------------
Accumulated distributions in excess of net investment
  income included in net assets at end of period            $   (211,229)   $    (16,248)   $  (1,257,215)    $   (429,680)
                                                         ================  =============== ================  ===============

See notes to financial statements

--------------------------------------------------------------------------------

                                                            Mississippi         New York   North Carolina    Pennsylvania
Year Ended March 31, 1996                                          Fund             Fund             Fund            Fund
--------------------------------------------------------- --------------- --------------- ----------------  ---------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                     $  4,874,834     $  8,386,733    $  22,978,702     $ 2,103,242
 Net realized gain (loss) on investments                       (468,604)       4,046,405        4,503,226        (391,379)
 Net unrealized gain (loss) on investments                    2,480,286         (907,958)       1,749,598         786,766
                                                          --------------- --------------- ----------------  ---------------
   Increase in net assets from operations                  $  6,886,516     $ 11,525,180    $  29,231,526     $ 2,498,629
                                                          --------------- --------------- ----------------  ---------------
Distributions declared to shareholders -
 From net investment income (Class A)                      $ (4,360,203)    $ (7,263,571)   $ (21,314,451)    $  (990,676)
 From net investment income (Class B)                          (514,631)      (1,123,162)      (1,292,311)     (1,117,148)
 From net investment income (Class C)                           --               --              (371,940)         --
 In excess of net investment income (Class A)                   (11,291)         (76,432)         (76,544)         --
 In excess of net investment income (Class B)                    (1,333)         (11,819)          (4,641)         --
 In excess of net investment income (Class C)                   --               --                (1,336)         --
                                                          --------------- --------------- ----------------  ---------------
   Total distributions declared to shareholders            $ (4,887,458)    $ (8,474,984)   $ (23,061,223)    $(2,107,824)
                                                          --------------- --------------- ----------------  ---------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                          $ 10,936,455     $ 34,552,591    $  97,550,746     $ 6,446,099
 Issued in connection with the acquisition of the
  Advantage Fund                                                --            14,684,566          --           14,818,825
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                               2,349,051        5,133,804       13,374,416       1,301,093
 Cost of shares reacquired                                  (17,836,086)     (53,386,143)    (128,090,675)     (4,865,944)
                                                          --------------- --------------- ----------------  ---------------
   Increase (decrease) in net assets from Fund share
    transactions                                           $ (4,550,580)    $    984,818    $ (17,165,513)    $17,700,073
                                                          --------------- --------------- ----------------  ---------------
    Total increase (decrease) in net assets                $ (2,551,522)    $  4,035,014    $ (10,995,210)    $18,090,878
Net assets:
 At beginning of period                                      88,461,887      158,481,458      463,540,762      24,109,058
                                                          --------------- --------------- ----------------  ---------------
 At end of period                                          $ 85,910,365     $162,516,472    $ 452,545,552     $42,199,936
                                                          --------------- --------------- ----------------  ---------------
Accumulated undistributed (distributions in excess of)
  net investment income included in net assets at end of
  period                                                   $    (33,004)    $   (430,606)   $  (1,035,031)    $    28,022
                                                          =============== =============== ================  ===============

See notes to financial statements

--------------------------------------------------------------------------------

                                                          South Carolina       Tennessee         Virginia    West Virginia
Year Ended March 31, 1996                                           Fund            Fund             Fund             Fund
 ------------------------------------------------------------------------  --------------- ----------------  ---------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                      $  9,387,094    $  6,446,216    $  23,707,705     $  7,530,240
 Net realized gain (loss) on investments                         (27,045)        870,217        3,901,116          207,892
 Net unrealized gain on investments                            1,723,191         888,249        1,645,937        1,172,683
                                                         ----------------  --------------- ----------------  ---------------
   Increase in net assets from operations                   $ 11,083,240    $  8,204,682    $  29,254,758     $  8,910,815
                                                         ----------------  --------------- ----------------  ---------------
Distributions declared to shareholders -
 From net investment income (Class A)                       $ (8,720,747)   $ (5,935,131)   $ (22,461,025)    $ (6,996,162)
 From net investment income (Class B)                           (666,347)       (511,085)      (1,128,382)        (534,078)
 From net investment income (Class C)                            --              --              (118,298)         --
 In excess of net investment income (Class A)                     (7,833)        (26,378)        (205,431)         (26,236)
 In excess of net investment income (Class B)                       (598)         (2,271)         (10,320)          (2,003)
 In excess of net investment income (Class C)                    --              --                (1,082)         --
                                                         ----------------  --------------- ----------------  ---------------
   Total distributions declared to shareholders             $ (9,395,525)   $ (6,474,865)   $ (23,924,538)    $ (7,558,479)
                                                         ----------------  --------------- ----------------  ---------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                           $ 19,862,472    $  9,264,655    $  92,397,697     $ 17,491,754
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                5,148,735       3,118,511       12,033,414        4,098,096
 Cost of shares reacquired                                   (25,486,913)    (18,945,783)    (114,561,422)     (13,443,792)
                                                         ----------------  --------------- ----------------  ---------------
   Increase (decrease) in net assets from Fund share
    transactions                                            $   (475,706)   $ (6,562,617)   $ (10,130,311)    $  8,146,058
                                                         ----------------  --------------- ----------------  ---------------
    Total increase (decrease) in net assets                 $  1,212,009    $ (4,832,800)   $  (4,800,091)    $  9,498,394
Net assets:
 At beginning of period                                      184,008,641     127,578,575      454,994,365      137,662,087
                                                         ----------------  --------------- ----------------  ---------------
 At end of period                                           $185,220,650    $122,745,775    $ 450,194,274     $147,160,481
                                                         ----------------  --------------- ----------------  ---------------
Accumulated distributions in excess of net investment
  income included in net assets at end of period            $   (329,568)   $   (176,038)   $  (1,467,910)    $   (445,457)
                                                         ================  =============== ================  ===============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------

                                                        Mississippi Fund
-----------------------------------------------------  --------------------  ------------------------------------------------
                                                                                      Two Months
                                                                                      Ended
                                                            Year Ended March 31,      March 31,      Year Ended January 31,
----------------------------------------------------- ------------------------------- ------------ -------------------------
                                                        1997      1996       1995       1994          1994         1993*
-----------------------------------------------------  ---------  ---------  --------------------- ------------ ------------
                                                        Class A
-----------------------------------------------------  ---------  -----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $  9.35   $  9.15    $  9.19     $ 10.00      $  9.38      $  9.53
                                                       ---------  ---------  --------------------- ------------ ------------
Income from investment operations# -
  Net investment income ss                              $  0.48   $  0.52    $  0.54     $  0.09      $  0.55      $  0.24
  Net realized and unrealized gain (loss) on
   investments                                             --        0.20      (0.01)      (0.81)        0.62        (0.15)
                                                       ---------  ---------  --------------------- ------------ ------------
   Total from investment operations                     $  0.48   $  0.72    $  0.53     $ (0.72)     $  1.17      $  0.09
                                                       ---------  ---------  --------------------- ------------ ------------
Less distributions declared to shareholders -
  From net investment income++++                        $ (0.48)  $ (0.52)   $ (0.54)    $ (0.09)     $ (0.55)     $ (0.24)
  From net realized gain on investments++++++              --        --        (0.00)       --           --           --
  In excess of net realized gain on investments            --        --        (0.03)       --           --           --
                                                       ---------  ---------  --------------------- ------------ ------------
   Total distributions declared to shareholders         $ (0.48)  $ (0.52)   $ (0.57)    $ (0.09)     $ (0.55)     $ (0.24)
                                                       ---------  ---------  --------------------- ------------ ------------
Net asset value - end of period                         $  9.35   $  9.35    $  9.15     $  9.19      $ 10.00      $  9.38
                                                       =========  =========  ===================== ============ ============
Total return++                                            5.22%     7.99%      6.08%     (7.20)%+++    12.80%        5.00%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                               0.87%     0.45%      0.22%       0.10%+       0.03%        0.00%+
 Net investment income                                    5.14%     5.51%      5.99%       5.69%+       5.68%        5.59%+
Portfolio turnover                                          17%       31%        47%          2%          28%          14%
Net assets at end of period (000 omitted)               $66,630   $74,435    $79,033     $79,541      $84,177      $41,212
     *For the period from the commencement of investment operations, August 6, 1992, to January 31, 1993.
     +Annualized.
   +++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were
      $0.0013, and $0.0035, respectively.
++++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0016.
    ssThe investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.30% of average daily net assets for Class A shares for certain of the periods indicated. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:
       Net investment income                                 --     $0.48      $0.48       $0.08        $0.45        $0.19
       Ratios (to average net assets):
        Expenses##                                           --     0.88%      0.93%       0.88%+       1.01%        1.17%+
        Net investment income                                --     5.08%      5.28%       4.91%+       4.69%        4.42%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                        Mississippi Fund
-----------------------------------------------------  -------------------- --------------------------------------
                                                                                      Two Months
                                                                                      Ended        Year Ended
                                                            Year Ended March 31,      March 31,    January 31,
----------------------------------------------------- ------------------------------- ------------  --------------
                                                        1997      1996        1995       1994           1994**
-----------------------------------------------------  ---------  ---------  ---------------------  --------------
                                                        Class B
-----------------------------------------------------  ---------  ------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $  9.36   $  9.16     $ 9.19     $ 9.99         $ 9.94
                                                       ---------  ---------  ---------------------  --------------
Income from investment operations# -
  Net investment income ss                              $  0.40   $  0.44     $ 0.45     $ 0.07         $ 0.18
  Net realized and unrealized gain (loss) on
   investments                                             --        0.20       --        (0.79)          0.05
                                                       ---------  ---------  ---------------------  --------------
   Total from investment operations                     $  0.40   $  0.64     $ 0.45     $(0.72)        $ 0.23
                                                       ---------  ---------  ---------------------  --------------
Less distributions declared to shareholders -
  From net investment income++++                        $ (0.40)  $ (0.44)    $(0.45)    $(0.08)        $(0.18)
  From net realized gain on investments++++++              --        --        (0.00)      --             --
  In excess of net realized gain on investments            --        --        (0.03)      --             --
                                                       ---------  ---------  ---------------------  --------------
   Total distributions declared to shareholders         $ (0.40)  $ (0.44)    $(0.48)    $(0.08)        $(0.18)
                                                       ---------  ---------  ---------------------  --------------
Net asset value - end of period                         $  9.36   $  9.36     $ 9.16     $ 9.19         $ 9.99
                                                       =========  =========  =====================  ==============
Total return                                              4.33%     7.11%      5.14%    (7.27)%+++       2.33%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                               1.72%     1.28%      1.23%      1.10%+         1.06%+
 Net investment income                                    4.29%     4.67%      4.97%      4.67%+         4.29%+
Portfolio turnover                                          17%       31%        47%         2%            28%
Net assets at end of period (000 omitted)               $11,014   $11,475     $9,429     $6,526         $6,268
    **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31, 1994.
     +Annualized.
   +++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the years ended March 31, 1996 and 1995 and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.0011, $0.0029 and $0.002, respectively.
++++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was
      $0.0016.
   ss The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.95% of average daily net assets for Class B shares for certain of the periods indicated. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:
       Net investment income                                 --     $0.40      $0.38      $0.06          $0.14
       Ratios (to average net assets):
        Expenses##                                           --     1.71%      2.01%      1.95%+         2.12%+
        Net investment income                                --     4.24%      4.19%      3.82%+         3.23%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                                New York Fund
 ---------------------------------------------------------- ---------------------- -----------  ------------
                                                                                                 Two Months
                                                                                                 Ended
                                                                   Year Ended March 31,          March 31,
 ---------------------------------------------------------- ----------------------------------  ------------
                                                             1997        1996        1995        1994
 --------------------------------------------------------------------- ----------- -----------  ------------
                                                             Class A
 --------------------------------------------------------------------- ------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $  10.66    $  10.49    $  10.50    $  11.34
                                                           ----------- ----------- -----------  ------------
Income from investment operations # -
  Net investment income ss                                   $   0.55    $   0.55    $   0.56    $   0.09
  Net realized and unrealized gain (loss) on investments        (0.06)       0.17        0.05       (0.84)
                                                           ----------- ----------- -----------  ------------
   Total from investment operations                          $   0.49    $   0.72    $   0.61    $  (0.75)
                                                           ----------- ----------- -----------  ------------
Less distributions declared to shareholders -
  From net investment income                                 $  (0.55)   $  (0.55)   $  (0.56)   $  (0.06)
  In excess of net investment income++++                        --          (0.00)      (0.01)      (0.03)
  In excess of net realized gain on investments                 --          --          (0.05)      --
                                                           ----------- ----------- -----------  ------------
   Total distributions declared to shareholders              $  (0.55)   $  (0.55)   $  (0.62)   $  (0.09)
                                                           ----------- ----------- -----------  ------------
Net asset value - end of period                              $  10.60    $  10.66    $  10.49    $  10.50
                                                           =========== =========== ===========  ============
Total return++                                                  4.68%       6.98%       6.03%     (6.58)%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                     1.11%       1.10%       1.07%       1.03%+
 Net investment income                                          5.18%       5.09%       5.43%       5.09%+
Portfolio turnover                                                64%        102%        147%         15%
Net assets at end of period (000 omitted)                    $121,588    $134,449    $146,597    $162,621
    +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was
    $0.0058.
 ss The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                                    --          $0.54       $0.55       $0.07
       Ratios (to average net assets):
        Expenses##                                              --          1.20%       1.18%       1.23%+
        Net investment income                                   --          4.99%       5.31%       4.88%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                        New York Fund
-----------------------------------------------------  ----------------------  ------------------------------------------
                Year Ended January 31,                  1994       1993        1992       1991       1990       1989*
----------------------------------------------------- ----------- -----------  --------- ---------  --------- ----------
                                                        Class A
----------------------------------------------------- ----------- ------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $  10.78   $  10.25    $  9.90    $  9.74    $  9.79    $ 9.53
                                                      ----------- -----------  --------- ---------  --------- ----------
Income from investment operations -
  Net investment income ss                              $   0.59   $   0.63    $  0.65    $  0.65    $  0.68    $ 0.29
  Net realized and unrealized gain on investments           0.74       0.58       0.44       0.16       0.01      0.21
                                                      ----------- -----------  --------- ---------  --------- ----------
   Total from investment operations                     $   1.33   $   1.21    $  1.09    $  0.81    $  0.69    $ 0.50
                                                      ----------- -----------  --------- ---------  --------- ----------
Less distributions declared to shareholders -
  From net investment income                            $  (0.57)  $  (0.65)   $ (0.69)   $ (0.65)   $ (0.67)   $(0.24)
  From net realized gain on investments                    (0.17)     (0.03)     (0.05)      --        (0.06)     --
  In excess of net investment income                       (0.03)     --          --         --         --        --
  From paid-in capital                                     --         --          --         --        (0.01)     --
                                                      ----------- -----------  --------- ---------  --------- ----------
   Total distributions declared to shareholders         $  (0.77)  $  (0.68)   $ (0.74)   $ (0.65)   $ (0.74)   $(0.24)
                                                      ----------- -----------  --------- ---------  --------- ----------
Net asset value - end of period                         $  11.34   $  10.78    $ 10.25    $  9.90    $  9.74    $ 9.79
                                                      =========== ===========  ========= =========  ========= ==========
Total return++                                            12.69%     12.23%     11.42%      8.74%      7.33%     8.16%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses                                                  0.93%      0.53%      0.65%      0.54%      0.40%     0.40%+
 Net investment income                                     5.21%      6.16%      6.44%      6.73%      6.88%     5.93%+
Portfolio turnover                                           51%        61%        80%       188%       236%       32%
Net assets at end of period (000 omitted)               $184,523   $135,749    $79,524    $37,385    $20,156    $6,412
  *For the period from the commencement of investment operations, June 6, 1988, to January 31, 1989.
  +Annualized.
 ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
ss The investment adviser and/or distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                                  $0.56      $0.57      $0.60      $0.61      $0.59     $0.26
    Ratios (to average net assets):
     Expenses                                              1.23%      1.13%      1.16%      0.95%      1.32%     1.09%+
     Net investment income                                 4.91%      5.56%      5.93%      6.33%      5.96%     5.24%+

See notes to financial statements

40
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--------------------------------------------------------------------------------

                                                               New York Fund
 ---------------------------------------------------------- --------------------  --------- ------------  --------------
                                                                                               Two Months
                                                                                               Ended        Year Ended
                                                                 Year Ended March 31,          March 31,    January 31,
 -----------------------------------------------------------------------------------------  ------------  --------------
                                                             1997       1996      1995         1994          1994**
 ---------------------------------------------------------- ---------  ---------  --------- ------------  --------------
                                                             Class B
 ---------------------------------------------------------- ---------  ---------  --------- ------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 10.66    $ 10.49   $ 10.50      $11.34        $11.46
                                                            ---------  ---------  --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                                    $  0.47    $  0.47   $  0.47      $ 0.07        $ 0.18
 Net realized and unrealized gain (loss) on investments        (0.07)      0.17      0.05       (0.83)         0.04
                                                            ---------  ---------  --------- ------------  --------------
  Total from investment operations                           $  0.40    $  0.64   $  0.52      $(0.76)       $ 0.22
                                                            ---------  ---------  --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income                                  $ (0.47)   $ (0.47)  $ (0.47)     $(0.07)       $(0.18)
 From net realized gain on investments                          --         --        --          --           (0.15)
 In excess of net investment income++++                         --        (0.00)    (0.01)      (0.01)        (0.01)
 In excess of net realized gain on investments                  --         --       (0.05)       --            --
                                                            ---------  ---------  --------- ------------  --------------
  Total distributions declared to shareholders               $ (0.47)   $ (0.47)  $ (0.53)     $(0.08)       $(0.34)
                                                            ---------  ---------  --------- ------------  --------------
Net asset value - end of period                              $ 10.59    $ 10.66   $ 10.49      $10.50        $11.34
                                                            =========  =========  ========= ============  ==============
Total return                                                   3.77%      6.10%     5.17%     (6.71)%+++      5.20%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses ##                                                   1.92%      1.92%     1.89%       1.87%+        1.79%+
 Net investment income                                         4.37%      4.27%     4.58%       4.21%+        3.90%+
Portfolio turnover                                               64%       102%      147%         15%           51%
Net assets at end of period (000 omitted)                    $26,724    $28,068   $11,885      $6,265        $4,828
  **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0048.
 ss The investment adviser and/or distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                                       --         --     $0.47       $0.07         $0.17
      Ratios (to average net assets):
       Expenses##                                                 --         --     1.91%       1.97%+        2.00%+
       Net investment income                                      --         --     4.57%       4.11%+        3.69%+

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                                                                              41
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
                                                      North Carolina Fund
---------------------------------------------------  ---------------------- ----------- -------------------------- -----------
                                                                                          Two Months
                                                                                          Ended        Year Ended
                                                           Year Ended March 31,           March 31,    January 31,
---------------------------------------------------  ---------------------------------- -------------------------- -----------
                                                      1997       1996        1995         1994          1994         1993
--------------------------------------------------- ----------- ----------- ----------- -------------------------- -----------
                                                      Class A
--------------------------------------------------- ----------- ----------- ----------- -------------------------- -----------
Per share data (for a share outstanding throughout each
  period):
Net asset value - beginning of period                 $  11.57   $  11.42    $  11.48     $  12.37      $  11.80     $  11.45
                                                    ----------- ----------- ----------- -------------------------- -----------
Income from investment operations# -
 Net investment income ss                             $   0.59   $   0.59    $   0.61     $   0.10      $   0.64     $   0.65
 Net realized and unrealized gain (loss) on
  investments                                            (0.01)      0.15        0.03        (0.89)         0.58         0.37
                                                    ----------- ----------- ----------- -------------------------- -----------
  Total from investment operations                    $   0.58   $   0.74    $   0.64     $  (0.79)     $   1.22     $   1.02
                                                    ----------- ----------- ----------- -------------------------- -----------
Less distributions declared to shareholders -
 From net investment income                           $  (0.59)  $  (0.59)   $  (0.60)    $  (0.07)     $  (0.61)    $  (0.67)
 From net realized gain on investments                   --         --          (0.06)       --            (0.01)       --
 In excess of net investment income++++                  (0.00)     (0.00)      --           (0.03)        (0.03)       --
 In excess of net realized gain on investments           --         --          (0.04)       --            --           --
                                                    ----------- ----------- ----------- -------------------------- -----------
  Total distributions declared to shareholders        $  (0.59)  $  (0.59)   $  (0.70)    $  (0.10)     $  (0.65)    $  (0.67)
                                                    ----------- ----------- ----------- -------------------------- -----------
Net asset value - end of period                       $  11.56   $  11.57    $  11.42     $  11.48      $  12.37     $  11.80
                                                    =========== =========== =========== ========================== ===========
Total return++                                           5.09%      6.56%       5.86%      (6.39)%+++     10.59%        9.23%
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                              1.08%      1.17%       1.16%        1.16%+        1.19%        1.07%
 Net investment income                                   5.05%      5.04%       5.38%        4.96%+        5.21%        5.80%
Portfolio turnover                                         33%        30%         58%           2%           12%           2%
Net assets at end of period (000 omitted)             $377,112   $409,347    $429,131     $460,321      $495,158     $398,352
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the years ended March 31, 1997 and 1996, the per share distributions in excess of net investment income were $0.002 and $0.002, respectively.
 ss The investment adviser voluntarily waived a portion of its management fee, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                              $0.58      --          --           --            --           --
      Ratios (to average net assets):
       Expenses##                                        1.15%      --          --           --            --           --
       Net investment income                             4.98%      --          --           --            --           --

See notes to financial statements

42
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--------------------------------------------------------------------------------

                                                             North Carolina Fund
 ---------------------------------------------------------- ---------------------- ----------- ----------- -----------
Year Ended January 31,                                       1992        1991        1990       1989        1988
 --------------------------------------------------------------------- ----------- ----------- ----------- -----------
                                                             Class A
 --------------------------------------------------------------------- ----------- ----------- ----------- -----------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $  11.30    $  11.18    $  11.15   $  11.13    $  11.82
                                                           ----------- ----------- ----------- ----------- -----------
Income from investment operations -
 Net investment income                                       $   0.70    $   0.72    $   0.73   $   0.74    $   0.73
 Net realized and unrealized gain (loss) on investments          0.26        0.17        0.03       0.02       (0.69)
                                                           ----------- ----------- ----------- ----------- -----------
  Total from investment operations                           $   0.96    $   0.89    $   0.76   $   0.76    $   0.04
                                                           ----------- ----------- ----------- ----------- -----------
Less distributions declared to shareholders -
 From net investment income                                  $  (0.76)   $  (0.72)   $  (0.73)  $  (0.74)   $  (0.73)
 From net realized gain on investments                          (0.01)      (0.05)      --         --          --
 From paid-in capital++++                                       (0.04)      (0.00)      --         --          --
                                                           ----------- ----------- ----------- ----------- -----------
  Total distributions declared to shareholders               $  (0.81)   $  (0.77)   $  (0.73)  $  (0.74)   $  (0.73)
                                                           ----------- ----------- ----------- ----------- -----------
Net asset value - end of period                              $  11.45    $  11.30    $  11.18   $  11.15    $  11.13
                                                           =========== =========== =========== =========== ===========
Total return++                                                  8.82%       8.34%       6.97%      7.12%       0.65%
Ratios (to average net assets)/Supplemental data:
Expenses                                                        1.09%       1.09%       1.12%      1.11%       1.08%
 Net investment income                                          6.17%       6.47%       6.48%      6.70%       6.71%
Portfolio turnover                                                39%         44%         61%        25%         10%
Net assets at end of period (000 omitted)                    $312,466    $226,806    $175,101   $129,287    $110,462
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended January 31, 1991, the per share distribution from paid-in capital was $0.0005.

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                                                                              43
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--------------------------------------------------------------------------------

                                                             North Carolina Fund
 ---------------------------------------------------------- --------------------  --------- -------------  --------------
                                                                                               Two Months
                                                                                               Ended          Year Ended
                                                                 Year Ended March 31,          March 31,      January 31,
 -----------------------------------------------------------------------------------------  -------------  --------------
                                                             1997       1996      1995         1994           1994**
 ---------------------------------------------------------- ---------  ---------  --------- -------------  --------------
                                                             Class B
 ---------------------------------------------------------- ---------  ---------  --------- -------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 11.56    $ 11.42   $ 11.47      $ 12.36        $ 12.36
                                                            ---------  ---------  --------- -------------  --------------
Income from investment operations# -
 Net investment income ss                                    $  0.50    $  0.50   $  0.52      $  0.08        $  0.22
 Net realized and unrealized gain (loss) on investments         --         0.14      0.05        (0.89)          0.01
                                                            ---------  ---------  --------- -------------  --------------
  Total from investment operations                           $  0.50    $  0.64   $  0.57      $ (0.81)       $  0.23
                                                            ---------  ---------  --------- -------------  --------------
Less distributions declared to shareholders -
 From net investment income                                  $ (0.51)   $ (0.50)  $ (0.52)     $ (0.08)       $ (0.21)
 From net realized gain on investments                          --         --       (0.06)        --            (0.01)
 In excess of net investment income++++                        (0.00)     (0.00)     --          (0.00)         (0.01)
 In excess of net realized gain on investments                  --         --       (0.04)        --             --
                                                            ---------  ---------  --------- -------------  --------------
  Total distributions declared to shareholders               $ (0.51)   $ (0.50)  $ (0.62)     $ (0.08)       $ (0.23)
                                                            ---------  ---------  --------- -------------  --------------
Net asset value - end of period                              $ 11.55    $ 11.56   $ 11.42      $ 11.47        $ 12.36
                                                            =========  =========  ========= =============  ==============
Total return                                                   4.36%      5.70%     5.20%      (6.51)%+++       4.58%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                    1.78%      1.90%     1.88%        1.88%+         1.84%+
 Net investment income                                         4.36%      4.30%     4.64%        4.18%+         4.03%+
Portfolio turnover                                               33%        30%       58%           2%            12%
Net assets at end of period (000 omitted)                    $39,035    $33,847   $26,260      $15,866        $13,379
  **For the period from the commencement of offering Class B shares, September 7, 1993 to January 31, 1994.
  +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the years ended March 31, 1997 and 1996, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.001, $0.002 and $0.004, respectively.
 ss The investment adviser voluntarily waived a portion of its management fee, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                                    $0.49       --        --           --             --
      Ratios (to average net assets):
       Expenses##                                              1.85%       --        --           --             --
       Net investment income                                   4.29%       --        --           --             --

See notes to financial statements

44
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--------------------------------------------------------------------------------

                                                             North Carolina Fund
 ---------------------------------------------------------- --------------------  --------- -------------  ---------------
                                                                                               Two Months
                                                                                               Ended          Period Ended
                                                                 Year Ended March 31,          March 31,      January 31,
 -----------------------------------------------------------------------------------------  -------------  ---------------
                                                             1997       1996       1995        1994           1994***
 ---------------------------------------------------------- ---------  ---------  --------- -------------  ---------------
                                                             Class C
 ---------------------------------------------------------- ---------  ---------  --------- -------------  ---------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $11.56     $11.41     $11.47      $12.36         $ 12.24
                                                            ---------  ---------  --------- -------------  ---------------
Income from investment operations# -
 Net investment income ss                                    $ 0.52     $ 0.51     $ 0.53      $ 0.10         $  0.02
 Net realized and unrealized gain (loss) on investments       (0.02)      0.15       0.04       (0.90)           0.12
                                                            ---------  ---------  --------- -------------  ---------------
  Total from investment operations                           $ 0.50     $ 0.66     $ 0.57      $(0.80)        $  0.14
                                                            ---------  ---------  --------- -------------  ---------------
Less distributions declared to shareholders -
 From net investment income                                  $(0.51)    $(0.51)    $(0.53)     $(0.09)        $ (0.02)
 From net realized gain on investments                         --         --        (0.06)       --              --
 In excess of net investment income++++                       (0.00)     (0.00)      --         (0.00)          (0.00)
 In excess of net realized gain on investments                 --         --        (0.04)       --              --
                                                            ---------  ---------  --------- -------------  ---------------
  Total distributions declared to shareholders               $(0.51)    $(0.51)    $(0.63)     $(0.09)        $ (0.02)
                                                            ---------  ---------  --------- -------------  ---------------
Net asset value - end of period                              $11.55     $11.56     $11.41      $11.47         $ 12.36
                                                            =========  =========  ========= =============  ===============
Total return                                                  4.41%      5.87%      5.18%     (6.50)%+++       16.50%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                   1.73%      1.83%      1.81%       1.82%+          1.44%+
 Net investment income                                        4.40%      4.38%      4.71%       4.25%+          2.33%+
Portfolio turnover                                              33%        30%        58%          2%             12%
Net assets at end of period (000 omitted)                    $7,789     $9,352     $8,149      $6,661         $ 4,584
 ***For the period from the commencement of offering of Class C shares, January 3, 1994, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the years ended March 31, 1997 and 1996, the two months ended March 31, 1994, and the year ended January 31,
    1994, the per share distributions in excess of net investment income were $0.002, $0.002, $0.002 and $0.003, respectively.
 ss The investment adviser waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                                   $0.51       --         --          --              --
      Ratios (to average net assets):
       Expenses##                                             1.80%       --         --          --              --
       Net investment income                                  4.33%       --         --          --              --

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                                                                              45
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--------------------------------------------------------------------------------

                                                             Pennsylvania Fund
 ---------------------------------------------------------- --------------------  --------- -------------  ---------------
                                                                                               Two Months
                                                                                               Ended          Period Ended
                                                                 Year Ended March 31,          March 31,      January 31,
 -----------------------------------------------------------------------------------------  -------------  ---------------
                                                             1997       1996      1995         1994           1994*
 ---------------------------------------------------------- ---------  ---------  --------- -------------  ---------------
                                                             Class A
 ---------------------------------------------------------- ---------  ---------  --------- -------------  ---------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $  9.37    $  9.29   $  9.15      $ 10.14        $  9.53
                                                            ---------  ---------  --------- -------------  ---------------
Income from investment operations# -
 Net investment income ss                                    $  0.53    $  0.54   $  0.54      $  0.09        $  0.50
 Net realized and unrealized gain (loss) on investments        (0.10)      0.09      0.18        (0.99)          0.62
                                                            ---------  ---------  --------- -------------  ---------------
  Total from investment operations                           $  0.43    $  0.63   $  0.72      $ (0.90)       $  1.12
                                                            ---------  ---------  --------- -------------  ---------------
Less distributions declared to shareholders -
 From net investment income                                  $ (0.54)   $ (0.55)  $ (0.54)     $ (0.09)       $ (0.50)
 From net realized gain on investments                          --         --       (0.01)        --            (0.01)
 In excess of net investment income++++                        (0.00)      --        --           --             --
 In excess of net realized gain on investments                  --         --       (0.03)        --             --
                                                            ---------  ---------  --------- -------------  ---------------
  Total distributions declared to shareholders               $ (0.54)   $ (0.55)  $ (0.58)     $ (0.09)       $ (0.51)
                                                            ---------  ---------  --------- -------------  ---------------
Net asset value - end of period                              $  9.26    $  9.37   $  9.29      $  9.15        $ 10.14
                                                            =========  =========  ========= =============  ===============
Total return++                                                 4.67%      6.85%     8.14%      (8.91)%+++      12.12%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                    0.10%      0.10%     0.01%        0.00%+         0.00%+
 Net investment income                                         5.66%      5.76%     5.97%        5.43%+         5.30%+
Portfolio turnover                                               42%        40%       49%           1%            10%
Net assets at end of period (000 omitted)                    $16,933    $18,030   $16,411      $13,961        $13,987
   *For the period from the commencement of investment operations, February 1, 1993, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended March 31, 1997, the per share distributions in excess of net investment income was $0.003.
 ss The investment adviser voluntarily agreed to maintain expenses of the Fund at not more than 1.30% of average daily net assets for Class A shares. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:
      Net investment income                                    $0.45      $0.45     $0.43        $0.06          $0.32
      Ratios (to average net assets):
       Expenses##                                              0.95%      1.00%     1.18%        1.84%+         1.94%+
       Net investment income                                   4.81%      4.86%     4.80%        3.60%+         3.36%+

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46
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--------------------------------------------------------------------------------

                                                             Pennsylvania Fund
 ---------------------------------------------------------- --------------------  --------- -------------  ---------------
                                                                                               Two Months
                                                                                               Ended           Period Ended
                                                                 Year Ended March 31,          March 31,       January 31,
 -----------------------------------------------------------------------------------------  -------------  ---------------
                                                             1997       1996       1995        1994            1994**
 ---------------------------------------------------------- ---------  ---------  --------- -------------  ---------------
                                                             Class B
 ---------------------------------------------------------- ---------  ---------  --------- -------------  ---------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $  9.39    $  9.29    $ 9.15      $10.15          $10.06
                                                            ---------  ---------  --------- -------------  ---------------
Income from investment operations# -
 Net investment income ss                                    $  0.46    $  0.50    $ 0.45      $ 0.06          $ 0.17
 Net realized and unrealized gain (loss) on investments        (0.11)      0.07      0.18       (0.99)           0.10
                                                            ---------  ---------  --------- -------------  ---------------
  Total from investment operations                           $  0.35    $  0.57    $ 0.63      $(0.93)         $ 0.27
                                                            ---------  ---------  --------- -------------  ---------------
Less distributions declared to shareholders -
 From net investment income++++                              $ (0.46)   $ (0.47)   $(0.45)     $(0.07)         $(0.17)
 From net realized gain on investments                          --         --       (0.01)       --             (0.01)
 In excess of net realized gain on investments                  --         --       (0.03)       --              --
                                                            ---------  ---------  --------- -------------  ---------------
  Total distributions declared to shareholders               $ (0.46)   $ (0.47)   $(0.49)     $(0.07)         $(0.18)
                                                            ---------  ---------  --------- -------------  ---------------
Net asset value - end of period                              $  9.28    $  9.39    $ 9.29      $ 9.15          $10.15
                                                            =========  =========  ========= =============  ===============
Total return                                                   3.83%      6.23%     7.07%     (9.16)%+++        6.76%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                    0.90%      0.88%     1.01%       1.00%+          1.00%+
 Net investment income                                         4.86%      4.98%     4.96%       4.37%+          4.22%+
Portfolio turnover                                               42%        40%       49%          1%             10%
Net assets at end of period (000 omitted)                    $24,898    $24,170    $7,699      $4,304          $3,401
  **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the year ended March 31, 1997, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002 and $0.001, respectively.
 ss The investment adviser voluntarily agreed to maintain expenses of at not more than 1.95% of average daily net assets for Class B shares. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:
      Net investment income                                    $0.38      $0.41     $0.34       $0.04           $0.05
      Ratios (to average net assets):
       Expenses##                                              1.75%      1.85%     2.26%       2.91%+          2.50%+
       Net investment income                                   4.01%      4.01%     3.72%       2.47%+          1.29%+

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                                                                              47
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--------------------------------------------------------------------------------

                                                    South Carolina Fund
--------------------------------------------------  ---------------------- ----------------------- ----------- -----------
                                                                                        Two Months
                                                                                        Ended
                                                          Year Ended March 31,          March 31,    Year Ended January 31,
--------------------------------------------------  ---------------------------------------------- -----------------------
                                                    1997        1996        1995        1994         1994        1993
-------------------------------------------------- ----------- ----------- ----------------------- -----------------------
                                                    Class A
-------------------------------------------------- ----------- ----------- ----------------------- ----------- -----------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  11.97    $  11.86    $  11.79    $  12.74     $  12.02    $  11.74
                                                   ----------- ----------- ----------------------- ----------- -----------
Income from investment operations# -
 Net investment income ss                           $   0.62    $   0.62    $   0.63    $   0.08     $   0.63    $   0.67
 Net realized and unrealized gain (loss) on
   investments                                         (0.10)       0.11        0.15       (0.92)        0.74        0.34
                                                   ----------- ----------- ----------------------- ----------- -----------
  Total from investment operations                  $   0.52    $   0.73    $   0.78    $  (0.84)    $   1.37    $   1.01
                                                   ----------- ----------- ----------------------- ----------- -----------
Less distributions declared to shareholders -
 From net investment income                         $  (0.61)   $  (0.62)   $  (0.62)   $  (0.08)    $  (0.61)   $  (0.69)
 From net realized gain on investments                 --          --          (0.06)      --           (0.01)      (0.04)
 In excess of net investment income++++                --          (0.00)      --          (0.03)       (0.03)      --
 In excess of net realized gain on investments         --          --          (0.03)      --           --          --
                                                   ----------- ----------- ----------------------- ----------- -----------
  Total distributions declared to shareholders      $  (0.61)   $  (0.62)   $  (0.71)   $  (0.11)    $  (0.65)   $  (0.73)
                                                   ----------- ----------- ----------------------- ----------- -----------
Net asset value - end of period                     $  11.88    $  11.97    $  11.86    $  11.79     $  12.74    $  12.02
                                                   =========== =========== ======================= =========== ===========
Total return++                                         4.46%       6.20%       6.93%     (6.65)%+++    11.69%      8.89%
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                            1.10%       1.20%       1.19%       1.23%+       1.22%       1.12%
 Net investment income                                 5.17%       5.10%       5.37%       5.09%+       5.06%       5.74%
Portfolio turnover                                       13%         18%         30%          4%          10%         11%
Net assets at end of period (000 omitted)           $148,908    $166,801    $171,045    $173,316     $187,307    $144,539
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0006.
 ss The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                         $   0.16       --          --          --           --          --
      Ratios (to average net assets):
       Expenses##                                      1.16%       --          --          --           --          --
       Net investment income                           5.11%       --          --          --           --          --

See notes to financial statements

48
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--------------------------------------------------------------------------------

                                                              South Carolina Fund
 -----------------------------------------------------------  -----------------------------------------------------
                   Year Ended January 31,                     1992        1991       1990      1989       1988
 ----------------------------------------------------------- ----------- ---------  ---------  --------- ----------
                                                              Class A
 ----------------------------------------------------------- ----------- ------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $  11.45    $ 11.30    $ 11.24   $ 11.14    $ 11.54
                                                             ----------- ---------  ---------  --------- ----------
Income from investment operations -
 Net investment income                                        $   0.70    $  0.71    $  0.72   $  0.76    $  0.77
 Net realized and unrealized gain (loss) on investments           0.40       0.21       0.06      0.11      (0.36)
                                                             ----------- ---------  ---------  --------- ----------
  Total from investment operations                            $   1.10    $  0.92    $  0.78   $  0.87    $  0.41
                                                             ----------- ---------  ---------  --------- ----------
Less distributions declared to shareholders -
 From net investment income                                   $  (0.76)   $ (0.71)   $ (0.72)  $ (0.77)   $ (0.77)
 From net realized gain on investments                           (0.05)     (0.06)      --        --         --
 From paid-in capital                                            --          --         --        --        (0.04)
                                                             ----------- ---------  ---------  --------- ----------
  Total distributions declared to shareholders                $  (0.81)   $ (0.77)   $ (0.72)  $ (0.77)   $ (0.81)
                                                             ----------- ---------  ---------  --------- ----------
Net asset value - end of period                               $  11.74    $ 11.45    $ 11.30   $ 11.24    $ 11.14
                                                             =========== =========  =========  ========= ==========
Total return++                                                   9.95%      8.46%      7.13%     8.18%      3.92%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                        1.15%      1.18%      1.21%     0.97%      0.81%
 Net investment income                                           6.07%      6.30%      6.35%     6.90%      7.07%
Portfolio turnover                                                 22%        47%        54%       27%        12%
Net assets at end of period (000 omitted)                     $101,434    $75,922    $57,675   $45,391    $34,025
++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

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                                                                              49
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--------------------------------------------------------------------------------

                                                              South Carolina Fund
 -----------------------------------------------------------  ----------------------------------------------------------
                                                                                               Two Months
                                                                                               Ended          Period Ended
                                                                  Year Ended March 31,         March 31,      January 31,
 ----------------------------------------------------------- ------------------------------- ------------  --------------
                                                              1997       1996       1995       1994           1994**
 -----------------------------------------------------------  --------- ---------  --------- ------------  --------------
                                                              Class B
 -----------------------------------------------------------  ----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $ 11.97    $ 11.86    $ 11.78    $ 12.73        $12.67
                                                              --------- ---------  --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                                     $  0.54    $  0.52    $  0.54    $  0.08        $ 0.21
 Net realized and unrealized gain (loss) on investments         (0.10)      0.12       0.17      (0.94)         0.06
                                                              --------- ---------  --------- ------------  --------------
  Total from investment operations                            $  0.44    $  0.64    $  0.71    $ (0.86)       $ 0.27
                                                              --------- ---------  --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income                                   $ (0.53)   $ (0.53)   $ (0.54)   $ (0.08)       $(0.20)
 From net realized gain on investments                           --         --        (0.06)      --            --
 In excess of net investment income++++                          --        (0.00)     (0.00)     (0.01)        (0.01)
 In excess of net realized gain on investments                   --         --        (0.03)      --            --
                                                              --------- ---------  --------- ------------  --------------
  Total distributions declared to shareholders                $ (0.53)   $ (0.53)   $ (0.63)   $ (0.09)       $(0.21)
                                                              --------- ---------  --------- ------------  --------------
Net asset value - end of period                               $ 11.88    $ 11.97    $ 11.86    $ 11.78        $12.73
                                                              ========= =========  ========= ============  ==============
Total return                                                    3.73%      5.43%      6.26%    (6.77)%+++      5.47%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                     1.79%      1.92%      1.90%      1.96%+        1.90%+
 Net investment income                                          4.48%      4.35%      4.63%      4.29%+        3.86%+
Portfolio turnover                                                13%        18%        30%         4%           10%
Net assets at end of period (000 omitted)                     $21,871    $18,420    $12,964    $10,085        $8,217
  **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were
    $0.0005 and $0.00436, respectively.
 ss The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                                   $  0.53      --         --          --            --
      Ratios (to average net assets):
       Expenses##                                               1.85%      --         --          --            --
       Net investment income                                    4.42%      --         --          --            --

See notes to financial statements

50
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Financial Highlights - continued
--------------------------------------------------------------------------------

                                                    Tennessee Fund
--------------------------------------------------  ----------------------  ----------------------------------------------
                                                                                        Two Months
                                                                                        Ended
                                                          Year Ended March 31,          March 31,    Year Ended January 31,
--------------------------------------------------  ---------------------------------------------- ----------------------
                                                    1997        1996        1995        1994         1994        1993
-------------------------------------------------- ----------- ----------- ----------------------- ----------- ----------
                                                    Class A
-------------------------------------------------- -----------  ----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  10.40    $  10.27    $  10.26    $  10.94     $  10.37    $ 10.10
                                                   ----------- ----------- ----------------------- ----------- ----------
Income from investment operations# -
 Net investment income ss                           $   0.55    $   0.54    $   0.56    $   0.09     $   0.57    $  0.57
 Net realized and unrealized gain (loss) on
   investments                                         (0.09)       0.13        0.02       (0.68)        0.57       0.31
                                                   ----------- ----------- ----------------------- ----------- ----------
  Total from investment operations                  $   0.46    $   0.67    $   0.58    $  (0.59)    $   1.14    $  0.88
                                                   ----------- ----------- ----------------------- ----------- ----------
Less distributions declared to shareholders -
 From net investment income                         $  (0.54)   $  (0.54)   $  (0.56)   $  (0.07)    $  (0.54)   $ (0.57)
 From net realized gain on investments++++             --          --          (0.00)      --           --         (0.01)
 In excess of net investment income++++++              --          (0.00)      --          (0.02)       (0.03)     (0.03)
 In excess of net realized gain on investments         --          --          (0.01)      --           --          --
                                                   ----------- ----------- ----------------------- ----------- ----------
  Total distributions declared to shareholders      $  (0.54)   $  (0.54)   $  (0.57)   $  (0.09)    $  (0.57)   $ (0.61)
                                                   ----------- ----------- ----------------------- ----------- ----------
Net asset value - end of period                     $  10.32    $  10.40    $  10.27    $  10.26     $  10.94    $ 10.37
                                                   =========== =========== ======================= =========== ==========
Total return++                                         4.48%       6.66%       5.86%     (5.39)%+++    11.20%      9.03%
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                            1.10%       1.21%       1.22%       1.21%+       1.29%      1.14%
 Net investment income                                 5.26%       5.18%       5.52%       5.31%+       5.25%      5.89%
Portfolio turnover                                       20%         20%         27%          4%          12%         9%
Net assets at end of period (000 omitted)           $108,000    $109,811    $117,572    $117,117     $123,050    $99,443
     +Annualized.
   +++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
++++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0024.
   ss The investment adviser and/or distributor voluntarily waived a portion their management, distribution and expense reimbursement fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                        $   0.54       --          --          --           --       $  0.61
       Ratios (to average daily net assets):
        Expenses##                                     1.16%       --          --          --           --         1.17%
        Net investment income                          5.20%       --          --          --           --         6.23%

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                                                                              51
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
                                                       Tennessee Fund
---------------------------------------------------- -------------------------------  --------------
                                                                                         Period Ended
                                                                                         January 31,
               Year Ended January 31,                  1992      1991       1990         1989*
----------------------------------------------------  ---------  ---------  --------- --------------
                                                       Class A
----------------------------------------------------  --------- ------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  9.90   $  9.80    $  9.68      $  9.53
                                                      ---------  ---------  --------- --------------
Income from investment operations -
 Net investment income ss                              $  0.61   $  0.62    $  0.67      $  0.22
 Net realized and unrealized gain on investments          0.30      0.13       0.11         0.10
                                                      ---------  ---------  --------- --------------
  Total from investment operations                     $  0.91   $  0.75    $  0.78      $  0.32
                                                      ---------  ---------  --------- --------------
Less distributions declared to shareholders -
 From net investment income                            $ (0.66)  $ (0.63)   $ (0.66)     $ (0.17)
 From net realized gain on investments                   (0.05)    (0.02)      --           --
 From paid-in capital++++                                 --       (0.00)      --           --
                                                      ---------  ---------  --------- --------------
  Total distributions declared to shareholders         $ (0.71)  $ (0.65)   $ (0.66)     $ (0.17)
                                                      ---------  ---------  --------- --------------
Net asset value - end of period                        $ 10.10   $  9.90    $  9.80      $  9.68
                                                      =========  =========  ========= ==============
Total return++                                           9.50%     7.96%      8.30%        3.43%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses                                                1.15%     1.03%      0.53%        0.40%+
 Net investment income                                   6.11%     6.37%      6.70%        5.98%+
Portfolio turnover                                         42%       58%        78%           5%
Net assets at end of period (000 omitted)              $87,898   $72,108    $56,048      $15,832
   *For the period from the commencement of investment operations, August 12, 1988, to January 31,
    1989.
   +Annualized.
 +++Not annualized.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended January 31, 1991, the per share distribution from paid-in capital was
    $0.0013.
 ss The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                              --         --      $  0.60      $  0.20
      Ratios (to average daily net assets):
       Expenses                                          --         --        1.24%        0.95%+
       Net investment income                             --         --        5.99%        5.43%+

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52
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--------------------------------------------------------------------------------

                                                              Tennessee Fund
 -----------------------------------------------------------  ----------------------------------------------------------
                                                                                                Two Months
                                                                                                Ended         Period Ended
                                                                  Year Ended March 31,          March 31,     January 31,
 ----------------------------------------------------------- ------------------------------- ------------  --------------
                                                              1997       1996       1995        1994          1994**
 -----------------------------------------------------------  --------- ---------  --------- ------------  --------------
                                                              Class B
 -----------------------------------------------------------  ----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $ 10.39    $ 10.26    $ 10.26     $10.95        $10.87
                                                              --------- ---------  --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                                     $  0.47    $  0.46    $  0.48     $ 0.08        $ 0.19
 Net realized and unrealized gain (loss) on investments         (0.09)      0.14       0.01      (0.69)         0.08
                                                              --------- ---------  --------- ------------  --------------
  Total from investment operations                            $  0.38    $  0.60    $  0.49     $(0.61)       $ 0.27
                                                              --------- ---------  --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income++++++                             $ (0.46)   $ (0.47)   $ (0.48)    $(0.08)       $(0.19)
 From net realized gain on investments++++                       --         --        (0.00)      --            --
 In excess of net realized gain on investments                   --         --        (0.01)      --            --
                                                              --------- ---------  --------- ------------  --------------
  Total distributions declared to shareholders                $ (0.46)   $ (0.47)   $ (0.49)    $(0.08)       $(0.19)
                                                              --------- ---------  --------- ------------  --------------
Net asset value - end of period                               $ 10.31    $ 10.39    $ 10.26     $10.26        $10.95
                                                              ========= =========  ========= ============  ==============
Total return                                                    3.76%      5.89%      5.00%    (5.59)%+++      2.48%+++
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                                     1.79%      1.93%      1.94%      1.93%+        1.93%+
 Net investment income                                          4.57%      4.43%      4.80%      4.49%+        4.20%+
Portfolio turnover                                                20%        20%        27%         4%           12%
Net assets at end of period (000 omitted)                     $14,436    $12,935    $10,006     $5,294        $3,818
    **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31, 1994.
     +Annualized.
   +++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was $0.0014.
++++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was $0.0021.
   ss The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                                  $  0.46      --         --          --            --
       Ratios (to average net assets):
        Expenses##                                              1.85%      --         --          --            --
        Net investment income                                   4.51%      --         --          --            --

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                                                                              53
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--------------------------------------------------------------------------------

                                                   Virginia Fund
-------------------------------------------------  ---------------------- -----------------------------------------------
                                                                                       Two Months
                                                                                       Ended
                                                         Year Ended March 31,          March 31,    Year Ended January 31,
-------------------------------------------------  ---------------------------------------------- -----------------------
                                                   1997        1996        1995        1994         1994        1993
------------------------------------------------- ----------- ---------------------- ------------ -----------------------
                                                   Class A
------------------------------------------------- -----------  -----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $  11.21    $  11.09    $  11.15    $  12.07     $  11.72    $  11.44
                                                  ----------- ---------------------- ------------ ----------- -----------
Income from investment operations# -
 Net investment income ss                          $   0.59    $   0.59    $   0.56    $   0.10     $   0.65    $   0.68
 Net realized and unrealized gain (loss) on
   investments                                        (0.15)       0.13        0.04       (0.92)        0.56        0.30
                                                  ----------- ---------------------- ------------ ----------- -----------
  Total from investment operations                 $   0.44    $   0.72    $   0.60    $  (0.82)    $   1.21    $   0.98
                                                  ----------- ---------------------- ------------ ----------- -----------
Less distributions declared to shareholders -
 From net investment income                        $  (0.59)   $  (0.60)   $  (0.61)   $  (0.06)    $  (0.62)   $  (0.70)
 From net realized gain on investments++++++          --          --          (0.04)      --           (0.20)      (0.00)
 In excess of net investment income++++               --          (0.00)      (0.00)      (0.04)       (0.04)      --
 In excess of net realized gain on investments        --          --          (0.01)      --           --          --
                                                  ----------- ---------------------- ------------ ----------- -----------
  Total distributions declared to shareholders     $  (0.59)   $  (0.60)   $  (0.66)   $  (0.10)    $  (0.86)   $  (0.70)
                                                  ----------- ---------------------- ------------ ----------- -----------
Net asset value - end of period                    $  11.06    $  11.21    $  11.09    $  11.15     $  12.07    $  11.72
                                                  =========== ====================== ============ =========== ===========
Total return++                                        3.97%       6.52%       5.67%     (6.80)%+++    10.67%       8.88%
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                           1.08%       1.18%       1.16%       1.17%+       1.18%       1.08%
 Net investment income                                5.27%       5.20%       4.91%       5.33%+       5.37%       6.02%
Portfolio turnover                                      42%         42%         27%          5%          22%         20%
Net assets at end of period (000 omitted)          $379,185    $418,408    $430,688    $443,580     $479,333    $399,696
     +Annualized.
   +++Not annualized.
     #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were
      $0.005 and $0.003, respectively.
++++++For the year ended January 31, 1993, the per share distribution from net realized gain on investments was $0.00348.
   ss The investment adviser voluntarily waived a portion of its management for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                       $   0.58       --          --          --           --          --
       Ratios (to average net assets):
        Expenses##                                    1.14%       --          --          --           --          --
        Net investment income                         5.21%       --          --          --           --          --

See notes to financial statements

54
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--------------------------------------------------------------------------------

                                                    Virginia Fund
--------------------------------------------------  ---------------------- -----------------------------------
Year Ended January 31,                              1992        1991        1990        1989        1988
-------------------------------------------------- ----------- ----------- ---------------------- -----------
                                                    Class A
-------------------------------------------------- -----------  ----------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  11.16    $  10.97    $  10.91    $  10.75    $  11.38
                                                   ----------- ----------- ---------------------- -----------
Income from investment operations -
 Net investment income                              $   0.71    $   0.73    $   0.73    $   0.74    $   0.72
 Net realized and unrealized gain (loss) on
   investments                                          0.34        0.19        0.06        0.16       (0.57)
                                                   ----------- ----------- ---------------------- -----------
  Total from investment operations                  $   1.05    $   0.92    $   0.79    $   0.90    $   0.15
                                                   ----------- ----------- ---------------------- -----------
Less distributions declared to shareholders -
 From net investment income                         $  (0.77)   $  (0.73)   $  (0.73)   $  (0.74)   $  (0.71)
 From net realized gain on investments                 --          --          --          --          (0.05)
 From paid-in capital                                  --          --          --          --          (0.02)
                                                   ----------- ----------- ---------------------- -----------
  Total distributions declared to shareholders      $  (0.77)   $  (0.73)   $  (0.73)   $  (0.74)   $  (0.78)
                                                   ----------- ----------- ---------------------- -----------
Net asset value - end of period                     $  11.44    $  11.16    $  10.97    $  10.91    $  10.75
                                                   =========== =========== ====================== ===========
Total return++                                         9.76%       8.74%       7.46%       8.76%       1.61%
Ratios (to average net assets)/Supplemental data:
 Expenses                                              1.08%       1.11%       1.12%       1.09%       1.04%
 Net investment income                                 6.32%       6.64%       6.67%       6.91%       6.75%
Portfolio turnover                                       13%         38%         41%         38%         11%
Net assets at end of period (000 omitted)           $328,664    $275,202    $240,553    $207,680    $192,104

++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

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                                                                              55
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--------------------------------------------------------------------------------

                                                    Virginia Fund
--------------------------------------------------  ----------------------------------------------------------
                                                                                      Two Months
                                                                                      Ended         Period Ended
                                                         Year Ended March 31,         March 31,     January 31,
-------------------------------------------------- ------------------------------- ------------  --------------
                                                    1997       1996       1995        1994          1994**
--------------------------------------------------  ---------  --------- --------- ------------  --------------
                                                    Class B
--------------------------------------------------  --------- -------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 11.21    $ 11.08    $ 11.14     $ 12.06       $ 12.14
                                                    ---------  --------- --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                           $  0.51    $  0.51    $  0.53     $  0.09       $  0.22
 Net realized and unrealized gain (loss) on
   investments                                        (0.15)      0.13      (0.01)      (0.92)         0.01
                                                    ---------  --------- --------- ------------  --------------
  Total from investment operations                  $  0.36    $  0.64    $  0.52     $ (0.83)      $  0.23
                                                    ---------  --------- --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income                         $ (0.51)   $ (0.51)   $ (0.53)    $ (0.09)      $ (0.21)
 From net realized gain on investments                 --         --        (0.04)       --           (0.09)
 In excess of net investment income++++                --        (0.00)     (0.00)      (0.00)        (0.01)
 In excess of net realized gain on investments         --         --        (0.01)       --            --
                                                    ---------  --------- --------- ------------  --------------
  Total distributions declared to shareholders      $ (0.51)   $ (0.51)   $ (0.58)    $ (0.09)      $ (0.31)
                                                    ---------  --------- --------- ------------  --------------
Net asset value - end of period                     $ 11.06    $ 11.21    $ 11.08     $ 11.14       $ 12.06
                                                    =========  ========= ========= ============  ==============
Total return                                          3.24%      5.85%      4.91%     (6.92)%+++      4.93%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                           1.78%      1.90%      1.88%       1.88%+        1.82%+
 Net investment income                                4.57%      4.46%      4.84%       4.52%+        4.25%+
Portfolio turnover                                      42%        42%        27%          5%           22%
Net assets at end of period (000 omitted)           $30,567    $28,420    $22,007     $13,337       $10,877
  **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31,
    1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the years ended March 31, 1996 and 1995, and the two months ended March 31, 1994, the per share distributions in excess of net investment income were $0.002, $0.005 and $0.002, respectively.
 ss The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees have been incurred by the Fund, the net investment income and the ratios would have been:
      Net investment income                         $  0.50       --        --          --            --
      Ratios (to average net assets):
       Expenses##                                     1.84%       --        --          --            --
       Net investment income                          4.51%       --        --          --            --

See notes to financial statements

--------------------------------------------------------------------------------

                                                     Virginia Fund
--------------------------------------------------  ----------------------------------------------------------
                                                                                      Two Months
                                                                                      Ended         Year Ended
                                                         Year Ended March 31,         March 31,     January 31,
-------------------------------------------------- ------------------------------- ------------  --------------
                                                     1997       1996      1995        1994          1994***
--------------------------------------------------  ---------  --------- --------- ------------  --------------
                                                     Class C
--------------------------------------------------  --------- -------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $11.21     $11.07    $11.14      $12.06        $ 11.94
                                                    ---------  --------- --------- ------------  --------------
Income from investment operations# -
 Net investment income ss                            $ 0.52     $ 0.51    $ 0.56      $ 0.08        $  0.02
 Net realized and unrealized gain (loss) on
   investments                                        (0.16)      0.15     (0.04)      (0.91)          0.12
                                                    ---------  --------- --------- ------------  --------------
  Total from investment operations                   $ 0.36     $ 0.66    $ 0.52      $(0.83)       $  0.14
                                                    ---------  --------- --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income++++                      $(0.51)    $(0.52)   $(0.54)     $(0.09)       $ (0.02)
 From net realized gain on investment income           --         --       (0.04)       --             --
 In excess of net realized gain on investments         --         --       (0.01)       --             --
                                                    ---------  --------- --------- ------------  --------------
  Total distributions declared to shareholders       $(0.51)    $(0.52)   $(0.59)     $(0.09)       $ (0.02)
                                                    ---------  --------- --------- ------------  --------------
Net asset value - end of period                      $11.06     $11.21    $11.07      $11.14        $ 12.06
                                                    =========  ========= ========= ============  ==============
Total return                                          3.30%      6.02%     4.85%     (6.91)%+++      17.05%+
Ratios (to average net assets)/Supplemental data ss:
 Expenses##                                           1.72%      1.83%     1.80%       1.82%+         1.18%+
 Net investment income                                4.63%      4.53%     4.90%       4.48%+         1.79%+
Portfolio turnover                                      42%        42%       27%          5%            22%
Net assets at end of period (000 omitted)            $3,182     $3,366    $2,300      $1,760        $   833
 ***For the period from the commencement of offering of Class C shares, January 3, 1994, to January 31, 1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the years ended March 31, 1996 and 1995, and January 31, 1994, the per share distributions in excess of net investment income were $0.005, $0.002 and $0.002, respectively.
 ss The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income and the ratios would have been:
      Net investment income                          $ 0.51       --        --          --            --
      Ratios (to average net assets):
       Expenses##                                     1.78%       --        --          --            --
       Net investment income                          4.57%       --        --          --            --

See notes to financial statements

--------------------------------------------------------------------------------

                                                    West Virginia Fund
--------------------------------------------------  ----------------------  -----------------------------------------------
                                                                                        Two Months
                                                                                        Ended
                                                          Year Ended March 31,          March 31,   Year Ended January 31,
--------------------------------------------------  ---------------------------------------------- -----------------------
                                                    1997        1996        1995        1994         1994        1993
-------------------------------------------------- ----------- ----------- ----------------------- -----------------------
                                                    Class A
-------------------------------------------------- -----------  -----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  11.33    $  11.21    $  11.19    $  12.06     $  11.50    $  11.20
                                                   ----------- ----------- ----------------------- ----------- -----------
Income from investment operations# -
 Net investment income                              $   0.60    $   0.61    $   0.62    $   0.01     $   0.64    $   0.66
 Net realized and unrealized gain (loss) on
   investments                                         (0.02)       0.12        0.03       (0.78)        0.69        0.34
                                                   ----------- ----------- ----------------------- ----------- -----------
  Total from investment operations                  $   0.58    $   0.73    $   0.65    $  (0.77)    $   1.33    $   1.00
                                                   ----------- ----------- ----------------------- ----------- -----------
Less distributions declared to shareholders -
 From net investment income                         $  (0.60)   $  (0.61)   $  (0.62)   $  (0.06)    $  (0.61)   $  (0.69)
 From net realized gain on investments                 --          --          --          --           (0.12)      (0.01)
 In excess of net investment income++++                --          (0.00)      --          (0.04)       (0.04)      --
 In excess of net realized gain on investments         --          --          (0.01)      --           --          --
                                                   ----------- ----------- ----------------------- ----------- -----------
  Total distributions declared to shareholders      $  (0.60)   $  (0.61)   $  (0.63)   $  (0.10)    $  (0.77)   $  (0.70)
                                                   ----------- ----------- ----------------------- ----------- -----------
Net asset value - end of period                     $  11.31    $  11.33    $  11.21    $  11.19     $  12.06    $  11.50
                                                   =========== =========== ======================= =========== ===========
Total return++                                         5.20%       6.58%       6.07%     (6.37)%+++    11.80%       9.12%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                            1.17%       1.22%       1.19%       1.30%+       1.24%       1.15%
 Net investment income                                 5.28%       5.30%       5.62%       5.36%+       5.30%       5.97%
Portfolio turnover                                       21%         11%         23%          2%          26%         19%
Net assets at end of period (000 omitted)           $126,107    $134,514    $127,616    $130,726     $141,190    $115,289
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++For the year ended March 31, 1996, the per share distributions in excess of net investment income was $0.002.

See notes to financial statements

--------------------------------------------------------------------------------

                                                    West Virginia Fund
--------------------------------------------------  -------------------- -------------------------------
              Year Ended January 31,                1992       1991       1990       1989       1988
--------------------------------------------------  ---------  --------- ---------  --------- ----------
                                                    Class A
--------------------------------------------------  ---------  ------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 10.93    $ 10.72    $ 10.68    $ 10.51    $ 11.30
                                                    ---------  --------- ---------  --------- ----------
Income from investment operations -
 Net investment income                              $  0.70    $  0.71    $  0.71    $  0.77    $  0.77
 Net realized and unrealized gain (loss) on
   investments                                         0.34       0.21       0.04       0.18      (0.72)
                                                    ---------  --------- ---------  --------- ----------
  Total from investment operations                  $  1.04    $  0.92    $  0.75    $  0.95    $  0.05
                                                    ---------  --------- ---------  --------- ----------
Less distributions declared to shareholders -
 From net investment income                         $ (0.76)   $ (0.71)   $ (0.71)   $ (0.78)   $ (0.76)
 From net realized gain on investments                (0.01)      --         --         --        (0.02)
 From paid-in capital                                  --         --         --         --        (0.06)
                                                    ---------  --------- ---------  --------- ----------
  Total distributions declared to shareholders      $ (0.77)   $ (0.71)   $ (0.71)   $ (0.78)   $ (0.84)
                                                    ---------  --------- ---------  --------- ----------
Net asset value - end of period                     $ 11.20    $ 10.93    $ 10.72    $ 10.68    $ 10.51
                                                    =========  ========= =========  ========= ==========
Total return++                                        9.84%      8.91%      7.26%      9.43%      0.76%
Ratios (to average net assets)/Supplemental data:
 Expenses                                             1.17%      1.21%      1.22%      0.86%      0.79%
 Net investment income                                6.33%      6.59%      6.63%      7.01%      7.32%
Portfolio turnover                                      14%        37%        34%         9%        11%
Net assets at end of period (000 omitted)           $80,440    $61,984    $52,398    $43,026    $36,276
++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

--------------------------------------------------------------------------------

                                                    West Virginia Fund
--------------------------------------------------  ----------------------------------------------------------
                                                                                      Two Months
                                                                                      Ended         Period Ended
                                                         Year Ended March 31,         March 31,     January 31,
-------------------------------------------------- ------------------------------- ------------  --------------
                                                    1997       1996       1995        1994          1994**
--------------------------------------------------  ---------  --------- --------- ------------  --------------
                                                    Class B
--------------------------------------------------  --------- -------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 11.33    $ 11.21    $ 11.19     $12.06        $12.13
                                                    ---------  --------- --------- ------------  --------------
Income from investment operations# -
 Net investment income                              $  0.52    $  0.52    $  0.53     $ 0.01        $ 0.22
 Net realized and unrealized gain (loss) on
   investments                                        (0.02)      0.12       0.04      (0.87)         0.05
                                                    ---------  --------- --------- ------------  --------------
  Total from investment operations                  $  0.50    $  0.64    $  0.57     $(0.86)       $ 0.27
                                                    ---------  --------- --------- ------------  --------------
Less distributions declared to shareholders -
 From net investment income                         $ (0.52)   $ (0.52)   $ (0.54)    $(0.01)       $(0.21)
 From net realized gain on investments                 --         --         --         --           (0.12)
 In excess of net investment income++++                --        (0.00)     (0.00)      --           (0.01)
 In excess of net realized gain on investments         --         --        (0.01)      --            --
                                                    ---------  --------- --------- ------------  --------------
  Total distributions declared to shareholders      $ (0.52)   $ (0.52)   $ (0.55)    $(0.01)       $(0.34)
                                                    ---------  --------- --------- ------------  --------------
Net asset value - end of period                     $ 11.31    $ 11.33    $ 11.21     $11.19        $12.06
                                                    =========  ========= ========= ============  ==============
Total return                                          4.47%      5.81%      5.30%    (6.48)%+++      5.59%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                           1.87%      1.94%      1.91%      2.02%+        1.89%+
 Net investment income                                4.57%      4.56%      4.87%      4.56%+        4.14%+
Portfolio turnover                                      21%        11%        23%         2%           26%
Net assets at end of period (000 omitted)           $13,587    $12,647    $10,046     $5,456        $4,530
  **For the period from the commencement of offering of Class B shares, September 7, 1993, to January 31,
    1994.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were $0.002 and $0.005, respectively.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixteen Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund* (Mississippi Fund), MFS New York Municipal Bond Fund* (New York Fund), MFS North Carolina Municipal Bond Fund* (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund* (Pennsylvania
Fund), MFS South Carolina Municipal Bond Fund* (South Carolina Fund), MFS Tennessee Municipal Bond Fund* (Tennessee Fund), MFS Virginia Municipal Bond Fund* (Virginia Fund), and MFS West Virginia Municipal Bond Fund* (West Virginia Fund). Each Fund, except MFS Municipal Income Fund, is non-diversified.

The Funds denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal, political and economic environment of the particular state.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are valued at closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Futures Contracts -- Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when a Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on each Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended March 31, 1997, the following amounts were reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for accrued market discount on disposal of securities:

            Mississippi    New York  North Carolina    Pennsylvania
                   Fund        Fund            Fund            Fund
========== =============  ========= ================  ==============
                $38,055     $47,060        $383,091         $28,353

            South Carolina   Tennessee
                      Fund        Fund
========== ================ ===========
                   $48,404     $55,087

With respect to the Virginia Fund, $149,922 was reclassified from accumulated distributions in excess of net investment income, and $149,999 and $77 were reclassified to accumulated net realized loss of investments and paid-in capital, respectively, due to differences between book and tax accounting for accrued market discount on disposal of securities.

These changes had no effect on the net assets or the net asset value per share of the Funds.

At March 31, 1997, the following Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                  Mississippi      New York  North Carolina    Pennsylvania
Expiration Date          Fund          Fund            Fund            Fund
 ================ ============= =============================   ==============
March 31, 2003     $  940,501    $2,754,263      $9,778,287      $  111,447
March 31, 2004      3,163,964            --              --       1,259,709
March 31, 2005        228,833       502,292              --         533,472
                  ------------- -----------------------------   --------------
 Total             $4,333,298    $3,256,555      $9,778,287      $1,904,628
                  ============= =============================   ==============

                  South Carolina      Tennessee       Virginia   West Virginia
Expiration Date             Fund           Fund           Fund            Fund
 ================ ================ ============= ==============  =============
March 31, 2003        $    --        $  381,262    $ 6,639,093      $  295,369
March 31, 2004         2,709,187        635,012      3,840,742       2,589,345
March 31, 2005           593,657         78,212      2,350,366         714,690
                   ---------------- ------------- --------------  -------------
 Total                $3,302,844     $1,094,486    $12,830,201      $3,599,404
                   ================ ============= ==============  =============

Multiple Classes of Shares of Beneficial Interest -- Each Fund offers both Class A and Class B shares. The North Carolina and Virginia Funds offer Class C shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.55% of each Fund's average daily net assets. The investment adviser waived a portion of its fee with respect to the North Carolina, Pennsylvania, South Carolina, Tennessee and Virginia Funds, which is reflected as a reduction of expenses in the Statement of Operations.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Pennsylvania Fund's operating expenses, exclusive of management, distribution and service fees. The Pennsylvania Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of its average daily net assets. To the extent that the expense reimbursement fee exceeds the Pennsylvania Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Pennsylvania Fund amounted to $229,169, including $12,289 incurred in the current year. During the year ended March 31, 1997, MFS voluntarily waived the reimbursement fee of $171,165.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the year ended March 31, 1997 is a net periodic pension expense for each Fund, as follows:

                                        North
            Mississippi   New York   Carolina   Pennsylvania
                   Fund       Fund       Fund           Fund
========== =============  =========  =========  ==============
                 $3,045     $4,781     $5,138         $3,284

               South                               West
            Carolina   Tennessee    Virginia   Virginia
                Fund        Fund        Fund       Fund
==========  ========= ===========  ==========  =========
              $5,136      $4,507      $5,138     $5,138

Administrator -- Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee up to 0.015% per annum of each Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor -- MFD, a wholly owned subsidiary of MFS, as distributor, received $18,104, $19,546, $72,935, $11,850, $36,896, $25,070, $62,832 and
$38,916 as its portion of the sales charge on sales of Class A shares of the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia Funds, respectively, for the year ended March 31, 1997.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $46,322, $66,418, $45,613, $37,386, $99,075 and $27,053 for
the New York, North Carolina, South Carolina, Tennessee, Virginia and West Virginia Funds for the year ended March 31, 1997. Fees incurred under the distribution plan during the year ended March 31, 1997 were 0.00%, 0.25%, 0.35%, 0.00%, 0.35%, 0.35%, 0.35%, and 0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds. Payments of the 0.35% per annum of the distribution/service fee by the Mississippi Fund will commence on such date to be determined by the Trustees. In the case of the New York and Pennsylvania Funds, payments of up to 0.10% per annum of the distribution fee will commence on such date to be determined by the Trustees. For the Pennsylvania Fund, payments of up to 0.25% per annum of the service fee will commence when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $50 million.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. Except in the case of the up to 0.25% per annum first year service fee, payments by the Mississippi Fund will commence on such date to be determined by the Trustees. In the case of the Pennsylvania Fund, except in the case of the up to 0.25% per annum first year service fee, payments will commence when the value of the net assets of the Pennsylvania Fund attributable to Class A shares first equals or exceeds $50 million. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,339, $5,589, $5,470, $5,835, $15,311, and $2,607
for the New York, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively for Class B shares. MFS retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,633 and $1,455 for the North Carolina and Virginia Funds, respectively, for Class C shares. Fees incurred under the distribution plan during the year ended March 31, 1997 were 0.80%, 1.00%, 1.00%, 0.80%, 1.00%, 1.00%, 1.00% and
1.00%, of each of the Fund's average daily net assets attributable to Class B shares for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively on an annualized basis. Fees incurred under the distribution plan during the year ended March 31, 1997 were 1.00% and 1.00% of each of the Fund's average daily net assets attributable to Class C shares for the North Carolina and Virginia Fund, respectively, on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1997, on Class A, Class B and Class C shares were as follows:

                                              North
                  Mississippi  New York    Carolina   Pennsylvania
CDSC Imposed             Fund      Fund        Fund           Fund
 ============================  ========= ===========  ==============
Class A             $    --     $    51    $     --      $11,294
                =============  ========= ===========  ==============
Class B             $48,353     $95,716    $103,158      $33,143
                =============  ========= ===========  ==============
Class C             $    --     $    --    $  1,076      $    --
                =============  ========= ===========  ==============

                    South                              West
                 Carolina   Tennessee   Virginia   Virginia
CDSC Imposed         Fund        Fund       Fund       Fund
 =============== ========= ===========  ========= ==========
Class A           $   683    $    --     $    --   $    --
                 ========= ===========  ========= ==========
Class B           $40,979    $53,602     $89,149   $54,376
                 ========= ===========  ========= ==========
Class C           $    --    $    --     $    --   $    --
                 ========= ===========  ========= ==========

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of each Fund's average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations were as follows (000 omitted):

                                           North
              Mississippi   New York    Carolina   Pennsylvania
                     Fund       Fund        Fund           Fund
 =========================  ========= ===========  ==============
Purchases       $13,914     $ 98,698    $142,694      $17,494
Sales            22,542      114,931     173,363       19,597

                 South                               West
              Carolina   Tennessee   Virginia    Virginia
                  Fund        Fund       Fund        Fund
 ============ ========= =========== =========== ==========
Purchases      $23,175    $25,171    $175,712    $29,666
Sales           36,328     23,823     213,973     39,183


The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows (000 omitted):

                                                               North
                                  Mississippi   New York    Carolina    Pennsylvania
                                         Fund       Fund        Fund            Fund
================================ ============= ======================  ==============
Aggregate cost                      $73,775     $139,305    $398,472      $39,850
                                 ============= ======================  ==============
Gross unrealized appreciation       $ 2,791     $  7,764    $ 20,959      $   752
Gross unrealized depreciation          (136)      (1,323)     (1,627)        (356)
                                 ------------- ----------------------  --------------
 Net unrealized appreciation        $ 2,655     $  6,441    $ 19,332      $   396
                                 ============= ======================  ==============

                                     South                                West
                                  Carolina   Tennessee    Virginia    Virginia
                                      Fund        Fund        Fund        Fund
 =============================== ====================== =========== ===========
Aggregate cost                    $160,068    $117,236    $382,979    $129,623
                                 ====================== =========== ===========
Gross unrealized appreciation     $  8,606    $  5,429    $ 17,955    $  7,984
Gross unrealized depreciation         (666)       (725)     (1,373)       (510)
                                 ---------------------- ----------- -----------
 Net unrealized appreciation      $  7,940    $  4,704    $ 16,582    $  7,474
                                 ====================== =========== ===========

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                                 Mississippi Fund          New York Fund       North Carolina Fund
                                           ----------------------  ---------------------- ------------------------
Year Ended March 31, 1997 (000 Omitted)     Shares       Amount     Shares       Amount      Shares        Amount
 ========================================= ========= ============  ========= ============ =========== ============
Shares sold                                    420     $  3,942      1,336     $ 14,245      11,938    $ 138,759
Shares issued to shareholders in
  reinvestment of distributions                170        1,601        355        3,792         989       11,523
Shares reacquired                           (1,427)     (13,419)    (2,824)     (30,108)    (15,681)    (182,342)
                                           --------- ------------  --------- ------------ ----------- ------------
 Net decrease                                 (837)    $  (7,876)   (1,133)    $(12,071)     (2,754)   $ (32,060)
                                           ========= ============  ========= ============ =========== ============

Year Ended March 31, 1996 (000 Omitted)     Shares       Amount     Shares       Amount      Shares        Amount
 ========================================= ========= ============  ========= ============ =========== ============
Shares sold                                    877     $  8,180      2,667     $ 28,693       7,027    $  82,500
Shares issued to shareholders in
  reinvestment of distributions                228        2,141        415        4,457       1,060       12,349
Shares reacquired                           (1,776)     (16,709)    (4,446)     (47,873)    (10,276)    (120,480)
                                           --------- ------------  --------- ------------ ----------- ------------
 Net decrease                                 (671)    $  (6,388)   (1,364)    $(14,723)     (2,189)   $ (25,631)
                                           ========= ============  ========= ============ =========== ============

Class A Shares -- continued              Pennsylvania Fund    South Carolina Fund          Tennessee Fund
                                         -------------------  --------------------------------------------
Year Ended March 31, 1997 (000 Omitted)  Shares     Amount     Shares      Amount     Shares       Amount
=======================================  ========  =========  =====================  ========= ===========
Shares sold                                 379    $ 3,531        747    $  8,956        819     $  8,497
Shares issued to shareholders in
  reinvestment of distributions              70        653        368       4,404        266        2,759
Shares reacquired                          (546)    (5,091)    (2,517)    (30,161)    (1,175)     (12,195)
                                         --------  ---------  ---------------------  --------- -----------
 Net decrease                               (97)   $  (907)    (1,402)   $(16,801)       (90)    $   (939)
                                         ========  =========  =====================  ========= ===========

Year Ended March 31, 1996 (000 Omitted)  Shares     Amount     Shares      Amount    Shares       Amount
=======================================  ========  =========  ====================  ========= ===========
Shares sold                                 302    $ 2,857      1,071    $ 12,906       527     $  5,493
Shares issued to shareholders in
  reinvestment of distributions              70        659        395       4,764       271        2,835
Shares reacquired                          (213)    (2,014)    (1,950)    (23,552)   (1,692)     (17,696)
                                         --------  ---------  --------------------  --------- -----------
 Net increase (decrease)                    159    $ 1,502       (484)   $ (5,882)     (894)    $ (9,368)
                                         ========  =========  ====================  ========= ===========

                                                     Virginia Fund     West Virginia Fund
                                           ------------------------- ----------------------
Year Ended March 31, 1997 (000 Omitted)       Shares        Amount     Shares      Amount
 ========================================= =========== =============  ====================
Shares sold                                   13,538     $ 151,104        537    $  6,100
Shares issued to shareholders in
  reinvestment of distributions                  921        10,293        326       3,704
Shares reacquired                            (17,500)     (195,457)    (1,584)    (17,969)
                                           ----------- -------------  --------------------
 Net decrease                                 (3,041)    $  (34,060)     (721)   $ (8,165)
                                           =========== =============  ====================

Year Ended March 31, 1996 (000 Omitted)       Shares        Amount     Shares      Amount
 ========================================= =========== =============  ====================
Shares sold                                    7,192     $  82,090      1,206    $ 13,870
Shares issued to shareholders in
  reinvestment of distributions                1,009        11,447        328       3,752
Shares reacquired                             (9,726)     (111,003)    (1,047)    (11,988)
                                           ----------- -------------  --------------------
 Net increase (decrease)                      (1,525)    $ (17,466)       487    $  5,634
                                           =========== =============  ====================

 Class B Shares                                 Mississippi Fund        New York Fund  North Carolina Fund
                                               ------------------- ----------------------------------------
Year Ended March 31, 1997 (000 Omitted)        Shares     Amount   Shares      Amount    Shares     Amount
 ============================================  ======== =========  ======== =========== ======== ==========
Shares sold                                       129    $ 1,206      427     $ 4,550       800    $ 9,310
Shares issued to shareholders in
  reinvestment of distributions                    21        195       64         687        84        973
Shares reacquired                                (199)    (1,876)    (600)     (6,395)     (432)    (5,013)
                                               -------- ---------  -------- ----------- -------- ----------
 Net increase (decrease)                          (49)   $  (475)    (109)    $(1,158)      452    $ 5,270
                                               ======== =========  ======== =========== ======== ==========

Year Ended March 31, 1996 (000 Omitted)        Shares     Amount   Shares      Amount    Shares     Amount
 ============================================  ======== =========  ======== =========== ======== ==========
Shares sold                                       295    $ 2,757      544     $ 5,859       952    $11,119
Issued in connection with the acquisition of
  the Advantage Fund                               --         --    1,405      14,685        --         --
Shares issued to shareholders in
  reinvestment of distributions                    22        208       63         676        70        821
Shares reacquired                                (120)    (1,127)    (513)     (5,513)     (395)    (4,599)
                                               -------- ---------  -------- ----------- -------- ----------
 Net increase                                     197    $ 1,838    1,499     $15,707       627    $ 7,341
                                               ======== =========  ======== =========== ======== ==========

                                               Pennsylvania Fund   South Carolina Fund       Tennessee Fund
                                               ------------------- -----------------------------------------
Year Ended March 31, 1997 (000 Omitted)        Shares     Amount   Shares       Amount    Shares     Amount
 ============================================  ======== =========  ========    ========= ======== ==========
Shares sold                                       364    $ 3,410      443      $ 5,311       385    $ 4,006
Shares issued to shareholders in
  reinvestment of distributions                    73        686       45          537        32        331
Shares reacquired                                (330)    (3,097)    (186)      (2,226)     (261)    (2,710)
                                               -------- ---------  --------    --------- -------- ----------
 Net increase                                     107    $   999      302      $ 3,622       156    $ 1,627
                                               ======== =========  ========    ========= ======== ==========

Year Ended March 31, 1996 (000 Omitted)        Shares     Amount   Shares       Amount    Shares     Amount
 ============================================  ======== =========  ========    ========= ======== ==========
Shares sold                                       376    $ 3,589      575      $ 6,957       362    $ 3,771
Issued in connection with the acquisition of
  the Advantage Fund                            1,604     14,819       --           --        --         --
Shares issued to shareholders in
  reinvestment of distributions                    68        642       32          384        27        284
Shares reacquired                                (300)    (2,852)    (161)      (1,935)     (120)    (1,249)
                                               -------- ---------  --------    --------- -------- ----------
 Net increase                                   1,748    $16,198      446      $ 5,406       269    $ 2,806
                                               ======== =========  ========    ========= ======== ==========

Class B Shares                                  Virginia Fund  West Virginia Fund
                                            ---------------------------------------
Year Ended March 31, 1997 (000 Omitted)     Shares     Amount   Shares     Amount
 =========================================  ======== =========  ======== ==========
Shares sold                                    552    $ 6,182      218    $ 2,474
Shares issued to shareholders in
  reinvestment of distributions                 51        567       35        397
Shares reacquired                             (375)    (4,195)    (167)    (1,902)
                                            -------- ---------  -------- ----------
 Net increase                                  228    $ 2,554       86    $   969
                                            ======== =========  ======== ==========

Year Ended March 31, 1996 (000 Omitted)     Shares     Amount   Shares     Amount
 =========================================  ======== =========  ======== ==========
Shares sold                                    706    $ 8,043      317    $ 3,621
Shares issued to shareholders in
  reinvestment of distributions                 43        494       30        346
Shares reacquired                             (199)    (2,269)    (127)    (1,455)
                                            -------- ---------  -------- ----------
 Net increase                                  550    $ 6,268      220    $ 2,512
                                            ======== =========  ======== ==========

 Class C                                   North Carolina Fund        Virginia Fund
                                            ----------------------------------------
Year Ended March 31, 1997 (000 Omitted)     Shares      Amount     Shares    Amount
 =========================================  ===================  ======== ==========
Shares sold                                    191     $ 2,228         93   $ 1,033
Shares issued to shareholders in
  reinvestment of distributions                 24         274          9       102
Shares reacquired                             (350)     (4,084)      (114)   (1,277)
                                            -------------------  -------- ----------
 Net decrease                                 (135)    $(1,582)       (12)  $  (142)
                                            ===================  ======== ==========

Year Ended March 31, 1996 (000 Omitted)     Shares      Amount     Shares    Amount
 =========================================  ===================  ======== ==========
Shares sold                                    334     $ 3,931        199   $ 2,264
Shares issued to shareholders in
  reinvestment of distributions                 18         205          8        92
Shares reacquired                             (257)     (3,011)      (114)   (1,289)
                                            -------------------  -------- ----------
 Net increase                                   95     $ 1,125         93   $ 1,067
                                            ===================  ======== ==========

(6) Line of Credit

The Trust entered into an agreement which enables each of the Funds to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the each of the Funds for the year ended March 31, 1997, ranged from $0 to $4,781.

(7) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                      Unrealized
Fund                  Description             Expiration    Contracts    Position    Depreciation
=====================  ================================== ============ ===========  ===============
South Carolina Fund   Municipal Bond Index  June 1997          20      Long            $40,726

At March 31, 1997, the South Carolina Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

The Trust also invests in indexed securities whose value may be linked to interest rates, commodities, indices or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself. The following is a summary of such securities held at March 31, 1997:

                                                                                         Principal
                                                                                            Amount                   Unrealized
Fund                  Description                               Index                (000 Omitted)     Value       Depreciation
===================== =========================================  ================================= ============= ==============
South Carolina Fund   Puerto Rico Telephone Authority
                       Rev., AMBAC, 5.87s, 2004                 J.J. Kenny              $1,000       $  965,840     $ 34,160
Tennessee Fund        Puerto Rico Public Building Authority,
                       Public Education & Health  Refunding,
                      6.45s, 2016                               PSA Municipal Swap      $2,000       $1,874,880     $125,120
                      Puerto Rico Telephone Authority
                       Rev., 5.87s, 2004                        J.J. Kenny              $2,000       $1,931,680     $ 68,320

(8) Restricted Securities

Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 1997, the North Carolina Fund owned the following restricted security (constituting 0.32% of its net assets). The North Carolina Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service.

                                                                                 Principal
                                                             Date of                Amount
Fund                  Description                            Acquisition     (000 Omitted)     Cost             Value
=====================  ===================================== ============== ============== =============  ============
North Carolina Fund   Pasquotank County, NC, Certificates
                      of Participation, MBIA, 5s, 2015          12/14/95        $1,500      $1,398,430    $1,362,780

(9) Acquisition

At close of business on April 28, 1995, the New York Fund acquired all the assets and liabilities of The New York Portfolio, a series of The Advantage Municipal Bond Fund (the Advantage Fund). The acquisition was accomplished by a tax free exchange of 1,405,222 Class B shares of the Fund (valued at $14,684,566) for 1,595,965 shares of the Advantage Fund's net assets on that date ($14,684,566), including $719,185 of unrealized depreciation, which were combined with those of the Fund. The aggregate net assets for Class B shares after the acquisition were $26,723,476.

At close of business on April 28, 1995, the Pennsylvania Fund acquired all the assets and liabilities of The Pennsylvania Portfolio, a series of The Advantage Municipal Bond Fund (the Advantage Fund). The acquisition was accomplished by a tax free exchange of 1,603,769 Class B shares of the Fund (valued at $14,818,825) for 1,580,698 shares of the Advantage Fund's net assets on that date ($14,818,825), including $730,231 of unrealized depreciation, which were combined with those of the Fund. The aggregate net assets for Class B shares after the acquisition were $22,807,582.

Independent Auditors' Report

To the Trustees of MFS Municipal Series Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended March 31, 1997, the two months ended March 31, 1994, and each of the years in the seven-year period ended January 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust at March 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 25, 1997

                ------------------------------------------------

  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Municipal Series Trust

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company
Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
David R. King*
Geoffrey L. Schechter*
David B. Smith*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

*Affiliated with the Investment Adviser




Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time  (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m.
Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com



[Dalbar logo]
For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."



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MFS(R)  Municipal                                      [Dalbar logo]
Series Trust
500 Boylston Street
Boston, MA 02116-3741

MFS(R) Mississippi Municipal Bond Fund
MFS(R) New York Municipal Bond Fund
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund


[Logo MFS(R) INVESTMENT MANAGEMENT]


                                                             Bulk Rate
                                                            U.S. Postage
                                                              P A I D
                                                            Permit #55638
                                                             Boston, MA



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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741